              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV


                                   PROSPECTUS



                                   MAY 1, 2009

        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
               ISSUED BY: METLIFE INSURANCE COMPANY OF CONNECTICUT

This prospectus describes information you should know before you purchase Corporate Owned Variable Universal Life Insurance IV (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut (We, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. Please consult your Policy for the provisions that apply in your state. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.

You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Investment Options that invest in the following Funds are available for all
Policies:



AIM VARIABLE INSURANCE FUNDS -- SERIES I
  AIM V.I. Global Real Estate Fund
  AIM V.I. International Growth Fund
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES
  FUND, INC.
  Global Thematic Growth Portfolio -- Class B
  Intermediate Bond Portfolio -- Class A
  International Value Portfolio -- Class A
AMERICAN CENTURY VARIABLE PORTFOLIOS,
  INC. -- CLASS I
  American Century VP Ultra(R) Fund
  American Century VP Vista(SM) Fund
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
  American Funds Bond Fund
  American Funds Global Growth Fund
  American Funds Global Small Capitalization
     Fund
  American Funds Growth Fund
  American Funds Growth-Income Fund
  American Funds High-Income Bond Fund
  American Funds International Fund
  American Funds New World Fund
  American Funds U.S. Government/AAA Rated
     Securities Fund
DELAWARE VIP TRUST -- STANDARD CLASS
  Delaware VIP Small Cap Value Series
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL
  SHARES
  Appreciation Portfolio
  Developing Leaders Portfolio
  International Value Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  Contrafund(R) Portfolio -- Service Class 2
  Equity-Income Portfolio -- Initial Class
  Freedom 2010 Portfolio -- Initial Class
  Freedom 2015 Portfolio -- Initial Class
  Freedom 2020 Portfolio -- Initial Class
  Freedom 2025 Portfolio -- Initial Class
  Freedom 2030 Portfolio -- Initial Class
  Growth & Income Portfolio -- Service Class
     2
  High Income Portfolio -- Initial Class
  Index 500 Portfolio -- Initial Class
  Investment Grade Bond Portfolio -- Service
     Class
  Mid Cap Portfolio -- Service Class 2
  Overseas Portfolio -- Service Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  TRUST
  Mutual Global Discovery Securities
     Fund -- Class 2
  Templeton Developing Markets Securities
     Fund -- Class 2
  Templeton Foreign Securities Fund -- Class
     2
  Templeton Global Bond Securities
     Fund -- Class 1
JANUS ASPEN SERIES -- SERVICE SHARES
  Enterprise Portfolio
  Global Life Sciences Portfolio
  Global Technology Portfolio
  Janus Aspen Perkins Mid Cap Value Portfolio
  Overseas Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class I
  Legg Mason Partners Variable Appreciation
     Portfolio -- Class I
  Legg Mason Partners Variable Capital and
     Income Portfolio -- Class I
  Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I
  Legg Mason Partners Variable Investors
     Portfolio -- Class I

  Legg Mason Partners Variable Large Cap
     Growth Portfolio -- Class I
  Legg Mason Partners Variable Social
     Awareness Portfolio
LEGG MASON PARTNERS VARIABLE INCOME
  TRUST -- CLASS I
  Legg Mason Partners Variable Global High
     Yield Bond Portfolio
  Legg Mason Partners Variable Strategic Bond
     Portfolio
MET INVESTORS SERIES TRUST
  BlackRock High Yield Portfolio -- Class A
  BlackRock Large Cap Core Portfolio -- Class
     E
  Clarion Global Real Estate
     Portfolio -- Class A
  Harris Oakmark International
     Portfolio -- Class A
  Janus Forty Portfolio -- Class A
  Lazard Mid Cap Portfolio -- Class A
  Loomis Sayles Global Markets
     Portfolio -- Class A
  Lord Abbett Bond Debenture
     Portfolio -- Class A
  Lord Abbett Growth and Income
     Portfolio -- Class B
  Lord Abbett Mid Cap Value
     Portfolio -- Class B
  PIMCO Inflation Protected Bond
     Portfolio -- Class A
  Pioneer Fund Portfolio -- Class A
  Pioneer Strategic Income Portfolio -- Class
     A
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A
  Van Kampen Mid Cap Growth
     Portfolio -- Class A
METROPOLITAN SERIES FUND, INC.
  Artio International Stock
     Portfolio -- Class A
  Barclays Capital Aggregate Bond Index
     Portfolio -- Class A
  BlackRock Aggressive Growth
     Portfolio -- Class D
  BlackRock Bond Income Portfolio -- Class A
  BlackRock Large Cap Value
     Portfolio -- Class B
  BlackRock Legacy Large Cap Growth
     Portfolio -- Class A
  BlackRock Money Market Portfolio -- Class A
  Davis Venture Value Portfolio -- Class A
  FI Mid Cap Opportunities Portfolio -- Class
     A
  FI Value Leaders Portfolio -- Class D
  Jennison Growth Portfolio -- Class A
  MetLife Aggressive Allocation
     Portfolio -- Class B
  MetLife Conservative Allocation
     Portfolio -- Class B
  MetLife Conservative to Moderate Allocation
     Portfolio -- Class B
  MetLife Mid Cap Stock Index
     Portfolio -- Class A
  MetLife Moderate Allocation
     Portfolio -- Class B
  MetLife Moderate to Aggressive Allocation
     Portfolio -- Class
  B
  MetLife Stock Index Portfolio -- Class A
  MFS(R) Total Return Portfolio -- Class F
  MFS(R) Value Portfolio -- Class A
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A
  Oppenheimer Global Equity
     Portfolio -- Class B
  Russell 2000(R) Index Portfolio -- Class A
  Western Asset Management U.S. Government
     Portfolio -- Class A
MFS(R) VARIABLE INSURANCE TRUST(SM) -- INITIAL
  CLASS
  MFS(R) Global Equity Series
  MFS(R) High Income Series
  MFS(R) New Discovery Series
OPPENHEIMER VARIABLE ACCOUNT FUNDS -- NON-
  SERVICE SHARES
  Oppenheimer Main Street Small Cap
     Fund(R)/VA
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Long-Term U.S. Government Portfolio
  Low Duration Portfolio
  Total Return Portfolio
PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  Pioneer Emerging Markets VCT Portfolio
  Pioneer Mid Cap Value VCT Portfolio
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Growth and Income
     Fund
ROYCE CAPITAL FUND -- INVESTMENT CLASS
  Royce Micro-Cap Portfolio
  Royce Small-Cap Portfolio
THE UNIVERSAL INSTITUTIONAL FUNDS,
  INC. -- CLASS I
  Emerging Markets Debt Portfolio
  Emerging Markets Equity Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class II
  Government Portfolio -- Class I


Certain Funds have been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.

                                TABLE OF CONTENTS


                                           PAGE
                                           ----
SUMMARY OF PRINCIPAL POLICY BENEFITS AND
  RISKS..................................     3
Policy Summary...........................     3
Principal Policy Benefits................     3
Principal Policy Risks...................     4
Fund Company Risks.......................     6
FEE TABLES...............................     7
Transaction Fees.........................     7
Periodic Charges Other Than Fund
  Operating Expenses.....................     8
Charges for Optional Riders..............    10
Fund Charges and Expenses................    10
DESCRIPTION OF THE COMPANY, SEPARATE
  ACCOUNT AND FUNDS......................    16
The Insurance Company....................    16
The Separate Account and its Investment
  Options................................    16
The Funds................................    16
Voting Rights............................    26
Conflicts of Interest....................    27
The Fixed Account........................    27
POLICY CHARGES AND DEDUCTIONS............    27
Charges Against Premium..................    28
Charges Against Contract Value...........    28
Charges Against the Separate Account.....    29
Fund Charges.............................    30
Modification, Reserved Rights and Other
  Charges................................    30
POLICY DESCRIPTION.......................    30
Applying for a Policy....................    30
Right to Cancel (free look period).......    31
When Coverage Begins.....................    31
Income Tax Free 'Section 1035'
  Exchanges..............................    31
Ownership/Policy Rights..................    32
PREMIUMS.................................    34
Amount, Frequency and Duration of Premium
  Payments...............................    34
Allocation of Premium Payments...........    34
VALUES UNDER YOUR POLICY.................    35
Contract Value...........................    35
Investment Option Valuation..............    35
Fixed Account Valuation..................    36
Loan Account Valuation...................    36
TRANSFER.................................    37
Transfers of Contract Value..............    37
Transfer of Contract Value from the Fixed
  Account to the Investment Options......    40
Transfer of Contract Value from the
  Investment Options to the Fixed
  Account................................    40
Dollar-Cost Averaging (DCA Program)......    40
Portfolio Rebalancing....................    40
DEATH BENEFIT............................    41
Death Benefit Examples...................    42
Changing the Death Benefit Option........    43
Paying the Death Benefit and Payment
  Options................................    43
BENEFITS AT MATURITY.....................    44
OTHER BENEFITS...........................    44
Exchange Option..........................    44
Insured Term Rider (Supplemental
  Insurance Benefits)....................    44
Cash Value Enhancement Rider.............    44
POLICY SURRENDERS........................    44
Full Surrender...........................    45
Partial Surrender........................    45
POLICY LOANS.............................    45
Loan Conditions..........................    45
Effects of Loans.........................    46
LAPSE AND REINSTATEMENT..................    46
Lapse....................................    46
Grace Period.............................    46
Reinstatement............................    47
FEDERAL TAX CONSIDERATIONS...............    47
Potential Benefits of Life Insurance.....    47
Tax Status of the Policy.................    48
Tax Treatment of Policy Benefits.........    49
OTHER TAX CONSIDERATIONS.................    51
Insurable Interest.......................    51
The Company's Income Taxes...............    52
Tax Credits and Deductions...............    52
Alternative Minimum Tax..................    52
DISTRIBUTION & COMPENSATION..............    52
Distribution.............................    52
Compensation.............................    53
OTHER POLICY INFORMATION.................    55
Valuation and Payment....................    55
Suspension of Valuation and Postponement
  of Payment.............................    55
Policy Statements........................    55
Limits on Right to Contest and Suicide
  Exclusion..............................    56
Misstatement as to Sex and Age...........    56
Policy Changes...........................    56
Restrictions on Financial Transactions...    56
LEGAL PROCEEDINGS........................    56
INDEPENDENT REGISTERED PUBLIC ACCOUNTING
  FIRM...................................    57
FINANCIAL STATEMENTS.....................    57
APPENDIX A: GLOSSARY OF TERMS USED
  THROUGHOUT THIS PROSPECTUS.............   A-1
APPENDIX B: ADDITIONAL INFORMATION
  REGARDING FUNDS........................   B-1
APPENDIX C: TARGET PREMIUM PER $1,000 OF
  STATED AMOUNT..........................   C-1
APPENDIX D: CASH VALUE ACCUMULATION TEST
  FACTORS................................   D-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

--------------------------------------------------------------------------------

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     -    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

          - OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

               1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

               2.   the Minimum Amount Insured on the Insured's date of death.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

     -    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy.

     -    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     -    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     -    The Fixed Account

          You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

     -    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     -    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

     -    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     -    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     -    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     -    Exchange Option

          During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

     -    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

     -    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     -    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

     -    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     -    Policy Withdrawal Limitations

          The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     -    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     -    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     -    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

     -    Flexible Premium Payments

          Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

     -    Policy is Not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES



                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                AMOUNT DEDUCTED(1)



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Front-End Sales Expense  Upon receipt of each     Current Charge:          Applied as a percentage of each
Charges(2)               Premium Payment                                   Premium Payment (See Chart Below)(3)

------------------------------------------------
                                                  GUARANTEED CHARGE:       IN ALL POLICY YEARS:  12% OF PREMIUM
                                                                           PAYMENTS UP TO THE TARGET PREMIUM AND
                                                                           8% ON PREMIUM PAYMENTS IN EXCESS OF
                                                                           THE TARGET PREMIUM



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Surrender Charge         When you fully or        Current Charge:          No charge
                         partially surrender
                         your Policy

------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Transfer Charge          When you transfer        Current Charge:          No charge
                         Contract Value among
                         the Investment Options

------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging    When you make a          Current Charge:          No charge
(DCA Program)            transfer under the DCA
                         Program

------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER( (4))



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Illustrations            When you request an      Current Charge:          No charge
                         illustration after the
                         Policy is issued

------------------------------------------------
                                                  GUARANTEED CHARGE:       $15 PER ILLUSTRATION



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


---------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.
(2) The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

                          SALES EXPENSE CHARGES ON A CURRENT BASIS
                        --------------------------------------------
        POLICY YEARS    UP TO TARGET PREMIUM    ABOVE TARGET PREMIUM
(3)     ------------    --------------------    --------------------
          Year 1-2                7%                    2.25%
          Year 3-7                6%                    2.25%
          Years 8+              3.5%                    2.25%


(4) For DCA Program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your directions on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                AMOUNT DEDUCTED(1)



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Insurance        Monthly on the           Current Charge:          Rates per $1000 of Insurance Risk for
Charge (COI)(1)          Deduction Day                                     First Year of Coverage:
                                                                           Minimum: $0.015(2)
                                                                           Maximum: $31.940(3)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.039( (4))
                                                                           MAXIMUM: $31.940(3)

------------------------------------------------
                                                  Sample Charge for a 47   Rates per $1000 of Insurance Risk for
                                                  year-old non-smoking     First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.084
                                                                           Guaranteed: $0.271



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Policy Administrative    Monthly on the           Current Charge:          $5.00
Expense Charges          Deduction Date

------------------------------------------------
                                                  GUARANTEED CHARGE:       $10.00



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Mortality and Expense    Daily from the unloaned  Current Charge:          0.20% on an annual basis of the
Risk (M&E) Charge(5)     portion of the Contract                           amounts in the Investment Options for
                         Value invested in the                             Policy Years 1-25 and 0.05%
                         Separate Account                                  thereafter

------------------------------------------------
                                                  GUARANTEED CHARGE:       0.75% ON AN ANNUAL BASIS FOR ALL
                                                                           POLICY YEARS



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Monthly Sales Expense    Monthly for the first    Current Charge:          For Policies issued on or after
Charge                   20 Policy Years and for                           January 1, 2009, the current charge
                         20 Policy Years                                   is $0. For all other Policies, the
                         following an increase                             monthly rate per thousand is equal
                         in the Stated Amount on                           to: $0.10 times the percentage of
                         the Deduction Date from                           initial base Stated Amount. This
                         unloaned portion of the                           monthly rate is applied to the
                         Contract Value                                    greater of (1) and (2) where (1) is
                                                                           equal to 6 times the first year
                                                                           premium, and (2) is equal to the
                                                                           lesser of (a) and (b) where (a) is
                                                                           equal to the initial total Stated
                                                                           Amount and (b) is equal to the
                                                                           product of (i) initial total Death
                                                                           Benefit, and (ii) the target premium
                                                                           factor per thousand (see Appendix C),
                                                                           and (iii) 2%.

------------------------------------------------
                                                  GUARANTEED CHARGE:       The monthly rate per thousand is
                                                                           equal to: $0.10 times the percentage
                                                                           of initial base Stated Amount. This
                                                                           monthly rate is applied to the
                                                                           greater of (1) and (2) where (1) is
                                                                           equal to 6 times the first year
                                                                           premium, and (2) is equal to the
                                                                           lesser of (a) and (b) where (a) is
                                                                           equal to the initial total Stated
                                                                           Amount and (b) is equal to the
                                                                           product of (i) initial total Death
                                                                           Benefit, and (ii) the target premium
                                                                           factor per thousand (see Appendix C),
                                                                           and (iii) 2%.

                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                AMOUNT DEDUCTED(1)



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net Cost of Policy       In arrears, at the end   Current Charge:          0.60% on an annual basis of the loan
Loans(6)                 of each Policy Year                               amount for the first ten (10) Policy
                         from the Loan Account                             Years, 0.50% for Policy Years eleven
                                                                           (11) through twenty (20), and 0.15%
                                                                           thereafter.

------------------------------------------------
                                                  GUARANTEED CHARGE:       1.00% ON AN ANNUAL BASIS OF THE LOAN
                                                                           AMOUNT FOR ALL POLICY YEARS



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


---------
(1) The current cost of insurance charges shown are for the underwriting and risk class identified in the footnotes below while the Guaranteed charges are based on the 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.
(2)   Sample charge for a 25-year-old female preferred non-smoker.
(3) Sample charge for an 80-year-old male fully underwritten as sub-standard smoker Table 10.
(4)   Sample charge for a 20-year-old female (any underwriting class).
(5) We are waiving the following amounts of the Mortality and Expense Risk Charge on the Subaccounts investing in the following Funds:

          METROPOLITAN SERIES
            FUND, INC.
            Western Asset
               Management U.S.
               Government
               Portfolio            0.15% or, if greater, an amount, if any, equal to the fund expenses that are in excess of 0.68%
          MET INVESTORS SERIES
            TRUST
            BlackRock High Yield
               Portfolio            0.11%
            Harris Oakmark
               International
               Portfolio            an amount equal to the fund expenses that are in excess of 0.90%
            Loomis Sayles Global
               Markets Portfolio    an amount equal to the fund expenses that are in excess of 0.85%
            Lord Abbett Growth and
               Income Portfolio     an amount equal to the fund expenses that are in excess of 0.87%
            Lord Abbett Mid-Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.12%
            MetLife Stock Index
               Portfolio            an amount equal to the fund expenses that are in excess of 0.265%
            PIMCO Inflation
               Protected Bond
               Portfolio            an amount equal to the fund expenses that are in excess of 0.65%
            Third Avenue Small Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.10%



(6) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS



                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Insured Term Rider (2    Monthly on the           Current Charge:          Rates per $1000 of Term Insurance
parts of the charge)     Deduction Day                                     Risk for First Year of Coverage:
(1) Cost of Insurance                                                      Minimum: $0.015(1)
                                                                           Maximum: $31.940(2)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                           RISK FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0429(3)
                                                                           MAXIMUM: $35.134(2)

------------------------------------------------
                                                  Sample Charge for a 47   Rates per $1000 of Term Insurance
                                                  year-old non-smoking     Risk for First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.084
                                                                           Guaranteed: $0.271

----------------------------------------------------------------------------------------------------------------
(2) Monthly Sales Load                            Current Charge:          $0.00

------------------------------------------------
                                                  GUARANTEED CHARGE:       THE MONTHLY RATE PER THOUSAND IS
                                                                           EQUAL TO $0.10 TIMES THE PERCENTAGE
                                                                           OF INITIAL TERM STATED AMOUNT. THIS
                                                                           MONTHLY RATE IS APPLIED TO THE
                                                                           GREATER OF (1) AND (2) WHERE (1) IS
                                                                           EQUAL TO 6 TIMES THE FIRST YEAR
                                                                           PREMIUM AND (2) IS EQUAL TO THE
                                                                           LESSER OF (A) AND (B) WHERE (A) IS
                                                                           EQUAL TO THE INITIAL TOTAL STATED
                                                                           AMOUNT AND (B) IS EQUAL TO THE
                                                                           PRODUCT OF (I) INITIAL TOTAL DEATH
                                                                           BENEFIT, (II) THE TARGET PREMIUM
                                                                           FACTOR PER THOUSAND (SEE APPENDIX C)
                                                                           AND (III) 2%.



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cash Value Enhancement   Not applicable           Current Charge:          No Charge
Rider

------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


---------
(1)   Sample charge for a 25-year-old female preferred non-smoker.
(2) Sample charge for an 80-year-old male fully underwritten as a sub-standard smoker Table 10.
(3)   Sample charge for a 20-year-old female (any underwriting class).

                            FUND CHARGES AND EXPENSES

The next two tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2008. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2008, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and
  other expenses)                                                         0.10%      6.27%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. Global Real Estate
     Fund........................    0.75%         --       0.42%           --          1.17%          --          1.17%
  AIM V.I. International Growth
     Fund........................    0.71%         --       0.35%         0.02%         1.08%        0.01%         1.07%(1)
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
  Global Thematic Growth
     Portfolio -- Class B........    0.75%       0.25%      0.29%           --          1.29%          --          1.29%(2)
  Intermediate Bond
     Portfolio -- Class A........    0.45%         --       0.19%           --          0.64%          --          0.64%
  International Value
     Portfolio -- Class A........    0.74%         --       0.07%           --          0.81%          --          0.81%
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  American Century VP Ultra(R)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
  American Century VP Vista(SM)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
  American Funds Bond Fund.......    0.39%       0.25%      0.01%           --          0.65%          --          0.65%
  American Funds Global Growth
     Fund........................    0.53%       0.25%      0.02%           --          0.80%          --          0.80%
  American Funds Global Small
     Capitalization Fund.........    0.71%       0.25%      0.03%           --          0.99%          --          0.99%
  American Funds Growth Fund.....    0.32%       0.25%      0.01%           --          0.58%          --          0.58%
  American Funds Growth-Income
     Fund........................    0.27%       0.25%      0.01%           --          0.53%          --          0.53%
  American Funds High-Income Bond
     Fund........................    0.47%       0.25%      0.01%           --          0.73%          --          0.73%
  American Funds International
     Fund........................    0.49%       0.25%      0.03%           --          0.77%          --          0.77%
  American Funds New World Fund..    0.76%       0.25%      0.05%           --          1.06%          --          1.06%
  American Funds U.S.
     Government/AAA Rated
     Securities Fund.............    0.42%       0.25%      0.01%           --          0.68%          --          0.68%
DELAWARE VIP TRUST -- STANDARD
  CLASS
  Delaware VIP Small Cap Value
     Series......................    0.73%         --       0.12%           --          0.85%          --          0.85%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Appreciation Portfolio.........    0.75%         --       0.06%           --          0.81%          --          0.81%
  Developing Leaders Portfolio...    0.75%         --       0.08%           --          0.83%        0.13%         0.70%(3)
  International Value Portfolio..    1.00%         --       0.23%           --          1.23%          --          1.23%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  Contrafund(R)
     Portfolio -- Service Class
     2...........................    0.56%       0.25%      0.10%           --          0.91%          --          0.91%
  Equity-Income
     Portfolio -- Initial Class..    0.46%         --       0.11%           --          0.57%          --          0.57%
  Freedom 2010
     Portfolio -- Initial Class..      --          --         --          0.56%         0.56%          --          0.56%(4)
  Freedom 2015
     Portfolio -- Initial Class..      --          --         --          0.58%         0.58%          --          0.58%(4)
  Freedom 2020
     Portfolio -- Initial Class..      --          --         --          0.63%         0.63%          --          0.63%(4)
  Freedom 2025
     Portfolio -- Initial Class..      --          --         --          0.64%         0.64%          --          0.64%(4)
  Freedom 2030
     Portfolio -- Initial Class..      --          --         --          0.67%         0.67%          --          0.67%(4)
  Growth & Income
     Portfolio -- Service Class
     2...........................    0.46%       0.25%      0.13%           --          0.84%          --          0.84%
  High Income
     Portfolio -- Initial Class..    0.57%         --       0.14%           --          0.71%          --          0.71%
  Index 500 Portfolio -- Initial
     Class.......................    0.10%         --         --            --          0.10%          --          0.10%(5)
  Investment Grade Bond
     Portfolio -- Service Class..    0.32%       0.10%      0.11%           --          0.53%          --          0.53%
  Mid Cap Portfolio -- Service
     Class 2.....................    0.56%       0.25%      0.12%           --          0.93%          --          0.93%
  Overseas Portfolio -- Service
     Class 2.....................    0.71%       0.25%      0.16%           --          1.12%          --          1.12%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
     Securities Fund -- Class
     2+..........................    0.50%       0.25%      0.28%         0.02%         1.05%        0.02%         1.03%(6)

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Mutual Global Discovery
     Securities Fund -- Class 2..    0.80%       0.25%      0.18%           --          1.23%          --          1.23%
  Templeton Developing Markets
     Securities Fund -- Class 2..    1.24%       0.25%      0.29%         0.01%         1.79%        0.01%         1.78%(6)
  Templeton Foreign Securities
     Fund -- Class 2.............    0.64%       0.25%      0.15%         0.02%         1.06%        0.02%         1.04%(6)
  Templeton Global Bond
     Securities Fund -- Class 1..    0.47%         --       0.11%           --          0.58%          --          0.58%
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Enterprise Portfolio...........    0.64%       0.25%      0.03%           --          0.92%          --          0.92%
  Global Life Sciences
     Portfolio...................    0.64%       0.25%      0.81%           --          1.70%        0.21%         1.49%(7)
  Global Technology Portfolio....    0.64%       0.25%      0.22%           --          1.11%          --          1.11%
  Janus Aspen Perkins Mid Cap
     Value Portfolio.............    0.80%       0.25%      0.59%           --          1.64%        0.05%         1.59%(8)
  Overseas Portfolio.............    0.64%       0.25%      0.05%           --          0.94%          --          0.94%
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class I++++....    0.75%         --       0.04%           --          0.79%          --          0.79%(9)
  Legg Mason Partners Variable
     Appreciation
     Portfolio -- Class I........    0.70%         --       0.06%         0.01%         0.77%          --          0.77%(9)
  Legg Mason Partners Variable
     Capital and Income
     Portfolio -- Class I........    0.75%         --       0.16%           --          0.91%          --          0.91%(9)
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I........    0.75%         --       0.05%           --          0.80%          --          0.80%(9)
  Legg Mason Partners Variable
     Investors Portfolio -- Class
     I...........................    0.64%         --       0.09%           --          0.73%          --          0.73%(9)
  Legg Mason Partners Variable
     Large Cap Growth
     Portfolio -- Class I++++....    0.75%         --       0.08%           --          0.83%          --          0.83%(9)
  Legg Mason Partners Variable
     Social Awareness
     Portfolio++++...............    0.67%         --       0.24%           --          0.91%          --          0.91%(9)
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
  Legg Mason Partners Variable
     Global High Yield Bond
     Portfolio...................    0.80%         --       0.19%           --          0.99%          --          0.99%(9)
  Legg Mason Partners Variable
     Strategic Bond Portfolio....    0.65%         --       0.21%           --          0.86%          --          0.86%(9)
MET INVESTORS SERIES TRUST
  BlackRock High Yield
     Portfolio -- Class A........    0.60%         --       0.07%           --          0.67%          --          0.67%
  BlackRock Large Cap Core
     Portfolio -- Class E........    0.58%       0.15%      0.04%           --          0.77%          --          0.77%
  Clarion Global Real Estate
     Portfolio -- Class A........    0.63%         --       0.06%           --          0.69%          --          0.69%
  Harris Oakmark International
     Portfolio -- Class A........    0.78%         --       0.07%           --          0.85%          --          0.85%
  Janus Forty Portfolio -- Class
     A...........................    0.64%         --       0.03%           --          0.67%          --          0.67%
  Lazard Mid Cap
     Portfolio -- Class A........    0.69%         --       0.05%           --          0.74%          --          0.74%(10)
  Loomis Sayles Global Markets
     Portfolio -- Class A........    0.68%         --       0.05%           --          0.73%          --          0.73%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........    0.50%         --       0.03%           --          0.53%          --          0.53%
  Lord Abbett Growth and Income
     Portfolio -- Class B........    0.50%       0.25%      0.03%           --          0.78%          --          0.78%
  Lord Abbett Mid Cap Value
     Portfolio -- Class B........    0.68%       0.25%      0.07%           --          1.00%          --          1.00%(11)
  Met/AIM Small Cap Growth
     Portfolio -- Class A+.......    0.86%         --       0.03%           --          0.89%          --          0.89%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A+.......    0.98%         --       0.13%           --          1.11%          --          1.11%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A........    0.49%         --       0.04%           --          0.53%          --          0.53%
  Pioneer Fund Portfolio -- Class
     A...........................    0.70%         --       0.29%           --          0.99%          --          0.99%(12)
  Pioneer Strategic Income
     Portfolio -- Class A........    0.60%         --       0.07%           --          0.67%          --          0.67%
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........    0.75%         --       0.03%           --          0.78%          --          0.78%
  Third Avenue Small Cap Value
     Portfolio -- Class B+.......    0.73%       0.25%      0.04%           --          1.02%          --          1.02%
  Van Kampen Mid Cap Growth
     Portfolio -- Class A........    0.70%         --       0.19%           --          0.89%          --          0.89%(13)
METROPOLITAN SERIES FUND, INC.
  Artio International Stock
     Portfolio -- Class A........    0.82%         --       0.13%           --          0.95%        0.03%         0.92%(14)
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..    0.25%         --       0.04%           --          0.29%        0.01%         0.28%(15)
  BlackRock Aggressive Growth
     Portfolio -- Class D........    0.72%       0.10%      0.05%           --          0.87%          --          0.87%
  BlackRock Bond Income
     Portfolio -- Class A........    0.38%         --       0.05%           --          0.43%        0.01%         0.42%(16)
  BlackRock Large Cap Value
     Portfolio -- Class B........    0.67%       0.25%      0.05%           --          0.97%          --          0.97%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     A++.........................    0.73%         --       0.05%           --          0.78%        0.01%         0.77%(17)
  BlackRock Money Market
     Portfolio -- Class A........    0.32%         --       0.02%           --          0.34%        0.01%         0.33%(18)
  Davis Venture Value
     Portfolio -- Class A........    0.70%         --       0.03%           --          0.73%        0.04%         0.69%(19)
  FI Mid Cap Opportunities
     Portfolio -- Class A........    0.68%         --       0.07%           --          0.75%          --          0.75%
  FI Value Leaders
     Portfolio -- Class D........    0.65%       0.10%      0.06%           --          0.81%          --          0.81%
  Jennison Growth
     Portfolio -- Class A........    0.63%         --       0.04%           --          0.67%          --          0.67%
  MetLife Aggressive Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.03%         0.72%         1.10%        0.03%         1.07%(20)
  MetLife Conservative Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.02%         0.56%         0.93%        0.02%         0.91%(20)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B........    0.09%       0.25%      0.01%         0.61%         0.96%          --          0.96%(20)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........    0.25%         --       0.08%           --          0.33%        0.01%         0.32%(15)
  MetLife Moderate Allocation
     Portfolio -- Class B........    0.07%       0.25%        --          0.65%         0.97%          --          0.97%(20)
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class B........    0.07%       0.25%        --          0.68%         1.00%          --          1.00%(20)
  MetLife Stock Index
     Portfolio -- Class A........    0.25%         --       0.04%           --          0.29%        0.01%         0.28%(15)
  MFS(R) Total Return
     Portfolio -- Class F........    0.53%       0.20%      0.05%           --          0.78%          --          0.78%
  MFS(R) Value Portfolio -- Class
     A...........................    0.72%         --       0.08%           --          0.80%        0.07%         0.73%(21)
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........    0.30%         --       0.12%         0.01%         0.43%        0.01%         0.42%(22)
  Oppenheimer Global Equity
     Portfolio -- Class B........    0.52%       0.25%      0.09%           --          0.86%          --          0.86%
  Russell 2000(R) Index
     Portfolio -- Class A........    0.25%         --       0.07%         0.01%         0.33%        0.01%         0.32%(15)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B+.......    0.60%       0.25%      0.07%           --          0.92%          --          0.92%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........    0.48%         --       0.04%           --          0.52%          --          0.52%
MFS(R) VARIABLE INSURANCE
  TRUST(SM) -- INITIAL CLASS
  MFS(R) Global Equity Series....    1.00%         --       0.36%           --          1.36%        0.21%         1.15%(23)
  MFS(R) High Income Series......    0.70%         --       0.12%           --          0.82%          --          0.82%
  MFS(R) New Discovery Series....    0.90%         --       0.11%           --          1.01%          --          1.01%
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
  Oppenheimer Main Street Small
     Cap Fund(R)/VA..............    0.70%         --       0.05%           --          0.75%          --          0.75%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Long-Term U.S. Government
     Portfolio...................    0.48%         --       0.16%           --          0.64%          --          0.64%
  Low Duration Portfolio.........    0.50%         --       0.20%           --          0.70%          --          0.70%
  Total Return Portfolio.........    0.50%         --       0.38%           --          0.88%          --          0.88%
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Emerging Markets VCT
     Portfolio...................    1.15%       0.25%      0.36%           --          1.76%          --          1.76%
  Pioneer Mid Cap Value VCT
     Portfolio...................    0.65%       0.25%      0.12%           --          1.02%          --          1.02%
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Growth
     and Income Fund.............    0.80%       0.25%      0.13%           --          1.18%          --          1.18%(24)
ROYCE CAPITAL FUND -- INVESTMENT
  CLASS
  Royce Micro-Cap Portfolio......    1.25%         --       0.10%           --          1.35%          --          1.35%
  Royce Small-Cap Portfolio......    1.00%         --       0.09%           --          1.09%          --          1.09%
THE MERGER FUND VL
  The Merger Fund VL +++.........    1.25%         --       5.02%           --          6.27%        4.87%         1.40%(25)
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
  Emerging Markets Debt
     Portfolio...................    0.75%         --       0.35%           --          1.10%          --          1.10%
  Emerging Markets Equity
     Portfolio...................    1.21%         --       0.41%           --          1.62%          --          1.62%
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class
     II..........................    0.56%       0.25%      0.04%           --          0.85%          --          0.85%
  Government Portfolio -- Class
     I...........................    0.50%         --       0.10%           --          0.60%          --          0.60%



---------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+     Not available under all Policies. Availability depends on Plan Effective
      Date.
++    Not available for investment prior to May 4, 2009.
+++ Closed to new investments except under dollar cost averaging and portfolio rebalancing programs in existence at the time of closing.
++++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2008.
(1) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash allocated from securities lending) in such affiliated money market funds. The Fee Waiver reflects this agreement.

(2) The expense information in the table has been restated to reflect current expenses (i.e., annualized fiscal year-to-date expenses as of February 28, 2009) based on lower assets under management. Actual expenses may be higher or lower than those shown.


(3) Through May 1, 2010, The Dreyfus Corporation has undertaken that, if the aggregate expenses, exclusive of shareholder servicing fees, and Rule 12b-1 fees, but including the management fee, exceed 0.70% of the value of the Portfolio's average daily net assets, the Portfolio may deduct some of the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense.

(4) The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.


(5) Management fees for the portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the portfolio's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the portfolio manager's part.


(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the "acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.


(7) Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense waiver shown reflects the application of such limits.


(8) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense waiver shown reflects the application of such limits. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


(9) Other Expenses have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward.


(10) Other Expenses include 0.02% of deferred expense reimbursement from a prior period.


(11) Other Expenses include 0.03% of deferred expense reimbursement from a prior period.


(12) The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year. Other Expenses include 0.01% of deferred expense reimbursement from a prior period.


(13) Other Expenses include 0.08% of deferred expense reimbursement from a prior period.


(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.


(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.


(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the Portfolio's average daily net assets in excess of $1 billion but less than $2 billion.


(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.


(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.


(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion, and 0.625% for amounts over $4.5 billion.


(20) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Portfolio to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.


(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million, and 0.50% for amounts over $1.5 billion.

(22) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.293%.


(23) MFS has agreed in writing to bear the fund's expenses such that Other Expenses, determined without regard to any custodial fee offset, do not exceed 0.15% annually. This written agreement excludes management fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least April 30, 2010.


(24) Other Expenses include estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly.


(25) The Adviser has contractually agreed to absorb expenses of the Fund and/or waive fees due the Adviser in order to ensure that total Fund operating expenses, excluding dividends on short positions and interest expense, on an annual basis, do not exceed 1.40%. This contract expires July 1, 2013.


                           DESCRIPTION OF THE COMPANY,

                           SEPARATE ACCOUNT AND FUNDS

--------------------------------------------------------------------------------

                              THE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut sponsors a separate account: the MetLife of CT Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The MetLife of CT Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. From time to time we may make new Funds available. Some Funds may not be available in certain states. Each Fund is a portfolio of an open-end, management investment company that is registered under the Investment Company Act of 1940. These Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund will be different from that of the Fund.

We select the Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Contract Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Funds.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace a Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove a Fund, which in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Funds advised by Legg Mason affiliates in seeking to make a substitution for a Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company (now MetLife Insurance Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. These payments may be derived, in whole or in part, from the advisory fees deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. See the Funds' prospectus for more information. The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies have a joint ownership interest in its affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." The Company's ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the adviser to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-732-602-6400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
AIM V.I. Global Real Estate Fund   Seeks to achieve high total        Invesco Aim Advisors, Inc.
                                   return through growth of capital   Subadvisers: Invesco Trimark
                                   and current income.                Investment Management Inc.;
                                                                      Invesco Global Asset Management
                                                                      (N.A.), Inc.; Invesco
                                                                      Institutional (N.A.), Inc.;
                                                                      Invesco Senior Secured
                                                                      Management, Inc.; Invesco Hong
                                                                      Kong Limited; Invesco Asset
                                                                      Management Limited; Invesco Asset
                                                                      Management (Japan) Limited;
                                                                      Invesco Asset Management
                                                                      Deutschland, GmbH; and Invesco
                                                                      Australia Limited
AIM V.I. International Growth      Seeks long-term growth of          Invesco Aim Advisors, Inc.
  Fund                             capital.                           Subadvisers: Invesco Trimark
                                                                      Investment Management Inc.;
                                                                      Invesco Global Asset Management
                                                                      (N.A.), Inc.; Invesco
                                                                      Institutional (N.A.), Inc.;
                                                                      Invesco Senior Secured
                                                                      Management, Inc.; Invesco Hong
                                                                      Kong Limited; Invesco Asset
                                                                      Management Limited; Invesco Asset
                                                                      Management (Japan) Limited;
                                                                      Invesco Asset Management
                                                                      Deutschland, GmbH; and Invesco
                                                                      Australia Limited
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
Global Thematic Growth             Seeks long-term growth of          AllianceBernstein L.P.
  Portfolio -- Class B             capital.
Intermediate Bond                  To generate income and price       AllianceBernstein L.P.
  Portfolio -- Class A             appreciation without assuming
                                   what the Advisor considers undue
                                   risk.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
International Value                Seeks long-term growth of          AllianceBernstein L.P.
  Portfolio -- Class A             capital.
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
American Century VP Ultra(R) Fund  Seeks long-term capital growth.    American Century Investment
                                                                      Management, Inc.
American Century VP Vista(SM)      Seeks long-term capital growth.    American Century Investment
  Fund                                                                Management, Inc.
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund           Seeks to maximize current income   Capital Research and Management
                                   and preserve capital by investing  Company
                                   primarily in fixed-income
                                   securities.
American Funds Global Growth Fund  Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
American Funds Global Small        Seeks capital appreciation         Capital Research and Management
  Capitalization Fund              through stocks.                    Company
American Funds Growth Fund         Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
American Funds Growth-Income Fund  Seeks both capital appreciation    Capital Research and Management
                                   and income.                        Company
American Funds High-Income Bond    Seeks to provide a high level of   Capital Research and Management
  Fund                             current income with capital        Company
                                   appreciation as a secondary goal.
American Funds International Fund  Seeks growth of capital over time  Capital Research and Management
                                   by investing primarily in common   Company
                                   stocks of companies based outside
                                   the United States.
American Funds New World Fund      Seeks to provide long-term growth  Capital Research and Management of capital by investing primarily  Company
                                   in stocks of companies with
                                   significant exposure to countries
                                   with developing economies and/or
                                   markets.
American Funds U.S.                Seeks to provide a high level of   Capital Research and Management
  Government/AAA Rated Securities  current income and preservation    Company
  Fund                             of capital.
DELAWARE VIP TRUST -- STANDARD
  CLASS
Delaware VIP Small Cap Value       Seeks capital appreciation.        Delaware Management Company
  Series
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
Appreciation Portfolio             Seeks long-term capital growth     The Dreyfus Corporation
                                   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital. Its secondary goal is
                                   current income.
Developing Leaders Portfolio       Seeks capital growth.              The Dreyfus Corporation
International Value Portfolio      Seeks long-term capital growth.    The Dreyfus Corporation

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
Contrafund(R)                      Seeks long-term capital            Fidelity Management & Research
  Portfolio -- Service Class 2     appreciation.                      Company
                                                                      Subadviser: FMR Co., Inc.;
                                                                      Fidelity Research & Analysis
                                                                      Company;
Equity-Income                      Seeks reasonable income. The fund  Fidelity Management & Research
  Portfolio -- Initial Class       will also consider the potential   Company
                                   for capital appreciation. The      Subadviser: FMR Co., Inc.;
                                   fund's goal is to achieve a yield  Fidelity Research & Analysis which exceeds the composite yield  Company
                                   on the securities comprising the
                                   Standard & Poor's 500(SM) Index
                                   (S&P 500(R)).
Freedom 2010 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2015 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2020 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2025 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2030 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Growth & Income                    Seeks high total return through a  Fidelity Management & Research
  Portfolio -- Service Class 2     combination of current income and  Company
                                   capital appreciation.              Subadviser: FMR Co., Inc.;
                                                                      Fidelity Research & Analysis
                                                                      Company
High Income Portfolio -- Initial   Seeks a high level of current      Fidelity Management & Research
  Class                            income, while also considering     Company
                                   growth of capital.                 Subadviser: FMR Co., Inc.;
                                                                      Fidelity Research & Analysis
                                                                      Company
Index 500 Portfolio -- Initial     Seeks investment results that      Fidelity Management & Research
  Class                            correspond to the total return of  Company
                                   common stocks publicly traded in   Subadviser: FMR Co., Inc.; Geode
                                   the United States, as represented  Capital Management, LLC by the S&P 500.
Investment Grade Bond              Seeks as high a level of current   Fidelity Management & Research
  Portfolio -- Service Class       income as is consistent with the   Company
                                   preservation of capital.           Subadviser: Fidelity Investments
                                                                      Money Management, Inc.; Fidelity
                                                                      Research & Analysis Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Mid Cap Portfolio -- Service       Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
                                                                      Subadviser: FMR Co., Inc.;
                                                                      Fidelity Research & Analysis
                                                                      Company
Overseas Portfolio -- Service      Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
                                                                      Subadviser: FMR Co., Inc.;
                                                                      Fidelity Research & Analysis
                                                                      Company
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth      Seeks long-term capital growth.    Franklin Advisers, Inc.
  Securities Fund -- Class 2+
Mutual Global Discovery            Seeks capital appreciation.        Franklin Mutual Advisers, LLC
  Securities Fund -- Class 2                                          Subadviser: Franklin Templeton
                                                                      Investment Management Limited
Templeton Developing Markets       Seeks long-term capital            Templeton Asset Management Ltd.
  Securities Fund -- Class 2       appreciation.
Templeton Foreign Securities       Seeks long-term capital growth.    Templeton Investment Counsel, LLC
  Fund -- Class 2                                                     Subadviser: Franklin Templeton
                                                                      Investment Management Limited
Templeton Global Bond Securities   Seeks high current income,         Franklin Advisers, Inc.
  Fund -- Class 1                  consistent with preservation of
                                   capital, with capital
                                   appreciation as a secondary
                                   consideration.
JANUS ASPEN SERIES -- SERVICE
  SHARES
Enterprise Portfolio               Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Global Life Sciences Portfolio     Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Global Technology Portfolio        Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Janus Aspen Perkins Mid Cap Value  Seeks capital appreciation.        Janus Capital Management LLC
  Portfolio                                                           Subadviser: Perkins Investment
                                                                      Management LLC
Overseas Portfolio                 Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
Legg Mason Partners Variable       Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
  Aggressive Growth                                                   LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
  Appreciation Portfolio -- Class  capital.                           LLC
  I                                                                   Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks total return (that is, a     Legg Mason Partners Fund Advisor,
  Capital and Income               combination of income and long-    LLC
  Portfolio -- Class I             term capital appreciation).        Subadvisers: Western Asset
                                                                      Management Company;  ClearBridge
                                                                      Advisors, LLC; Western Asset
                                                                      Management Company Limited

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Legg Mason Partners Variable       Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
  Fundamental Value                Current income is a secondary      LLC
  Portfolio -- Class I             consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Investors Portfolio -- Class I   capital. Current income is a       LLC
                                   secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Large Cap Growth                 capital.                           LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks capital appreciation and     Legg Mason Partners Fund Advisor,
  Social Awareness Portfolio       retention of net investment        LLC
                                   income.                            Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
Legg Mason Partners Variable       Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Global High Yield Bond           consistent with the preservation   LLC
  Portfolio                        of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
Legg Mason Partners Variable       Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Strategic Bond Portfolio         consistent with the preservation   LLC
                                   of capital.                        Subadvisers: Western Asset
                                                                      Management Company;  Western
                                                                      Asset Management Company Limited
MET INVESTORS SERIES TRUST++
BlackRock High Yield               Seeks to maximize total return,    MetLife Advisers, LLC
  Portfolio -- Class A             consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
BlackRock Large Cap Core           Seeks long-term capital growth.    MetLife Advisers, LLC
  Portfolio -- Class E                                                Subadviser: BlackRock Advisors,
                                                                      LLC
Clarion Global Real Estate         Seeks to provide total return      MetLife Advisers, LLC
  Portfolio -- Class A             through investment in real estate  Subadviser: ING Clarion Real
                                   securities, emphasizing both       Estate Securities, L.P.
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital            MetLife Advisers, LLC
  Portfolio -- Class A             appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
Janus Forty Portfolio -- Class A   Seeks capital appreciation.        MetLife Advisers, LLC
                                                                      Subadviser: Janus Capital
                                                                      Management LLC
Lazard Mid Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
  A                                capital.                           Subadviser: Lazard Asset
                                                                      Management LLC
Loomis Sayles Global Markets       Seeks high total investment        MetLife Advisers, LLC
  Portfolio -- Class A             return through a combination of    Subadviser: Loomis, Sayles &
                                   capital appreciation and income.   Company, L.P.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Lord Abbett Bond Debenture         Seeks high current income and the  MetLife Advisers, LLC
  Portfolio -- Class A             opportunity for capital            Subadviser: Lord, Abbett & Co.
                                   appreciation to produce a high     LLC
                                   total return.
Lord Abbett Growth and Income      Seeks long-term growth of capital  MetLife Advisers, LLC
  Portfolio -- Class B             and income without excessive       Subadviser: Lord, Abbett & Co.
                                   fluctuation in market value.       LLC
Lord Abbett Mid Cap Value          Seeks capital appreciation         MetLife Advisers, LLC
  Portfolio -- Class B             through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
Met/AIM Small Cap Growth           Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A+            capital.                           Subadviser: Invesco Aim Capital
                                                                      Management, Inc.
MFS(R) Emerging Markets Equity     Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class A+                                               Subadviser: Massachusetts
                                                                      Financial Services Company
PIMCO Inflation Protected Bond     Seeks to provide maximum real      MetLife Advisers, LLC
  Portfolio -- Class A             return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
Pioneer Fund Portfolio -- Class A  Seeks reasonable income and        MetLife Advisers, LLC
                                   capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
Pioneer Strategic Income           Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class A             income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: T. Rowe Price
                                                                      Associates, Inc.
Third Avenue Small Cap Value       Seeks long-term capital            MetLife Advisers, LLC
  Portfolio -- Class B+            appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
Van Kampen Mid Cap Growth          Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class A                                                Subadviser: Morgan Stanley
                                                                      Investment Management, Inc.
                                                                      (d/b/a Van Kampen)
METROPOLITAN SERIES FUND, INC.
Artio International Stock          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Artio Global
                                                                      Management, LLC
Barclays Capital Aggregate Bond    Seeks to equal the performance of  MetLife Advisers, LLC
  Index Portfolio -- Class A       the Barclays Capital U.S.          Subadviser: MetLife Investment
                                   Aggregate Bond Index.              Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital              MetLife Advisers, LLC
  Portfolio -- Class D             appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Bond Income              Seeks a competitive total return   MetLife Advisers, LLC
  Portfolio -- Class A             primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
BlackRock Large Cap Value          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class B             capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
BlackRock Legacy Large Cap Growth  Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Money Market             Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class A             income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
Davis Venture Value                Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class A                                                Subadviser: Davis Selected
                                                                      Advisers, L.P.
FI Mid Cap Opportunities           Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
FI Value Leaders                   Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class D             capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
Jennison Growth                    Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Jennison Associates
                                                                      LLC
MetLife Aggressive Allocation      Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class B
MetLife Conservative Allocation    Seeks high level of current        MetLife Advisers, LLC
  Portfolio -- Class B             income, with growth of capital as
                                   a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the     MetLife Advisers, LLC
  Allocation Portfolio -- Class B  form of income and growth of capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's Mid Cap      Subadviser: MetLife Investment
                                   400(R) Composite Stock Price       Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high     MetLife Advisers, LLC
  Portfolio -- Class B             level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
MetLife Moderate to Aggressive     Seeks growth of capital.           MetLife Advisers, LLC
  Allocation Portfolio -- Class B
MetLife Stock Index                Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's 500(R)       Subadviser: MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC
MFS(R) Total Return                Seeks a favorable total return     MetLife Advisers, LLC
  Portfolio -- Class F             through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
MFS(R) Value Portfolio -- Class A  Seeks capital appreciation.        MetLife Advisers, LLC
                                                                      Subadviser: Massachusetts
                                                                      Financial Services Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the MSCI EAFE(R) Index.            Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
Oppenheimer Global Equity          Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class B                                                Subadviser: OppenheimerFunds,
                                                                      Inc.
Russell 2000(R) Index              Seeks to equal the return of the   MetLife Advisers, LLC
  Portfolio -- Class A             Russell 2000(R) Index.             Subadviser: MetLife Investment
                                                                      Advisors Company, LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
T. Rowe Price Large Cap Growth     Seeks long-term growth of capital  MetLife Advisers, LLC
  Portfolio -- Class B+            and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
Western Asset Management U.S.      Seeks to maximize total return     MetLife Advisers, LLC
  Government Portfolio -- Class A  consistent with preservation of    Subadviser: Western Asset
                                   capital and maintenance of         Management Company
                                   liquidity.
MFS(R) VARIABLE INSURANCE
  TRUST(SM) -- INITIAL CLASS
MFS(R) Global Equity Series        Seeks capital appreciation.        Massachusetts Financial Services
                                                                      Company
MFS(R) High Income Series          Seeks total return with an         Massachusetts Financial Services
                                   emphasis on high current income,   Company
                                   but also considering capital
                                   appreciation.
MFS(R) New Discovery Series        Seeks capital appreciation.        Massachusetts Financial Services
                                                                      Company
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
Oppenheimer Main Street Small Cap  Seeks capital appreciation to      OppenheimerFunds, Inc.
  Fund(R)/VA                       make your investment grow. It
                                   emphasizes investments in common
                                   stocks of companies with small
                                   market capitalizations.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
Long-Term U.S. Government          Seeks maximum total return,        Pacific Investment Management
  Portfolio                        consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
Low Duration Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
Total Return Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
Pioneer Emerging Markets VCT       Seeks long-term growth of          Pioneer Investment Management,
  Portfolio                        capital.                           Inc.
Pioneer Mid Cap Value VCT          Seeks capital appreciation by      Pioneer Investment Management,
  Portfolio                        investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
PUTNAM VARIABLE TRUST -- CLASS IB
Putnam VT International Growth     Seeks capital growth. Current      Putnam Investment Management, LLC
  and Income Fund                  income is a secondary objective.   Subadviser: Putnam Advisory
                                                                      Company, LLC Sub-Manager: Putnam
                                                                      Investment Limited

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
ROYCE CAPITAL FUND -- INVESTMENT
  CLASS
Royce Micro-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
Royce Small-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.

THE MERGER FUND VL
The Merger Fund VL +++             Seeks to achieve capital growth    Westchester Capital Management,
                                   by engaging in merger arbitrage.   Inc.
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
Emerging Markets Debt Portfolio    Seeks high total return by         Morgan Stanley Investment
                                   investing primarily in fixed       Management Inc., which does
                                   income securities of government    business in certain instances as
                                   and government-related issuers     Van Kampen
                                   and, to a lesser extent, of
                                   corporate issues in emerging
                                   market countries.
Emerging Markets Equity Portfolio  Seeks long-term capital            Morgan Stanley Investment
                                   appreciation by investing          Management Inc., which does
                                   primarily in growth-oriented       business in certain instances as
                                   equity securities of issuers in    Van Kampen
                                   emerging market countries.         Subadviser: Morgan Stanley
                                                                      Investment Management Company and
                                                                      Morgan Stanley Investment
                                                                      Management Limited
VAN KAMPEN LIFE INVESTMENT TRUST
Comstock Portfolio -- Class II     Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
Government Portfolio -- Class I    Seeks to provide investors with    Van Kampen Asset Management
                                   high current return consistent
                                   with preservation of capital.


---------
+     Not available under all Policies. Availability depends on Plan Effective
      Date.
++ Prior to May 1, 2009, Met Investors Advisory, LLC was the investment adviser of Met Investors Series Trust (the "Trust"). On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC and MetLife Advisers, LLC has now become the investment adviser of the Trust.
+++ Closed to new investments except under dollar cost averaging and portfolio rebalancing programs in existence at the time of closing.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of the vote.

Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account but is subject to the claims of our creditors. See the Transfers section for information on restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     -    the ability for you to obtain a loan under the Policies;

     -    the Death Benefit paid on the death of the Insured;

     - making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     -    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

RISKS we assume include:

     - that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     - Front-End Sales Expense Charge: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                 SALES EXPENSE CHARGES ON A      SALES EXPENSE CHARGES ON A
                        CURRENT BASIS                 GUARANTEED BASIS
                ----------------------------    ----------------------------
                UP TO TARGET    ABOVE TARGET    UP TO TARGET    ABOVE TARGET
POLICY YEARS       PREMIUM         PREMIUM         PREMIUM         PREMIUM
------------    ------------    ------------    ------------    ------------
Years 1 -- 2        7.0%            2.25%            12%             8%
Years 3 -- 7        6.0%            2.25%            12%             8%
  Years 8+          3.5%            2.25%            12%             8%


Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge (up to Target Premium) is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Rider. These are described below.

     - COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

     - There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. For Policies with an Issue Date before January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. For Policies with an Issue Date on or after January 1, 2009, the guaranteed rates are based on the 2001

          Commissioners Standard Ordinary Mortality Tables ("2001 CSO Tables"). Unisex guaranteed cost of insurance rates are based on the 2001 CSO Table weighted 80% male, 20% female. The rates are also based on the age, gender and risk class of the Insured.

     - The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the initial base Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

     - POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10 per month.

     - MONTHLY SALES EXPENSE CHARGE: Except for Policies issued on or after January 1, 2009, for which the current charge is $0, the current and guaranteed maximum Monthly Sales Expense Charge is a monthly rate per thousand equal to $0.10 times the percentage of initial base Stated Amount. This monthly rate is applied to the greater of (1) and (2) where (1) is equal to 6 times first year premium and (2) is equal to the lesser of (a) and (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase.

     - MONTHLY SALES LOAD (FOR THE INSURED TERM RIDER, IF APPLICABLE): The guaranteed maximum Monthly Sales Load is a monthly rate per thousand equal to $0.10 times the percentage of initial term Stated Amount. This monthly rate is applied to the greater of (1) and (2) where (1) is equal to 6 times first year premium and (2) is equal to the lesser of (a) and (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit,
          (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase. The current Monthly Sales Load is $0.

     - CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

     -    SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (NOT ASSESSED ON CONTRACT VALUES IN THE FIXED ACCOUNT)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                M&E CHARGE ON A     M&E CHARGE ON A
                 CURRENT BASIS     GUARANTEED BASIS
POLICY YEARS        (ANNUAL)           (ANNUAL)
------------    ---------------    ----------------
    1-25             0.20%               0.75%
  YEARS 26+          0.05%               0.75%

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

--------------------------------------------------------------------------------

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     -    Requested Stated Amount (minimum of $50,000)

     -    Death Benefit Option

     -    Beneficiary

     -    Investment Option selections, and

     -    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

     - Guaranteed Issue -- requires the least evidence of insurability and rating classification.

     - Simplified Underwriting -- requires more evidence of insurability and rating classification.

     - Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An applicant may cancel the Policy by returning it via mail or personal delivery to the Company at our Administrative Office or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1)  10 days after delivery of the Policy to the Policy Owner, or

     (2)  45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     -    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     -    Receiving the Maturity Benefit

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     -    Changing or Revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     -    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

          We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

     -    Changing the Death Benefit Option

          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

     - Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability. Any increase in Stated Amount (whether from a request by you or from a change in the Death Benefit) will result in overall higher cost of insurance charges and the cost of insurance charges associated with the increase amount may be higher than the cost of insurance charges associated with the original Stated Amount in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

          If you have added the Insured Term Rider to the Policy, and you request an increase in Stated Amount, the increase will be effected by increasing both the Insured Term Rider Stated Amount and the base Policy Stated Amount, so that the ratio of the Insured Term Rider Stated Amount to the base Policy Stated Amount is the same both before and after the increase.

          If you have added the Adjustable Term Insurance Rider to the Policy and you request an increase in Stated Amount, the increase will be effected solely through an increase in the Stated Amount of the Adjustable Term Insurance Rider. The Stated Amount of the base Policy may not be increased.

          This means that an increase in insurance coverage under a Policy with the Adjustable Term Insurance Rider may be less expensive than an equivalent increase in coverage under a Policy with the Insured Term Rider. This is due to the fact that the Monthly Sales Expense Charge will not apply to any portion of the increase under a Policy with the Adjustable Term Insurance Rider since this charge does not currently apply to term insurance coverage. The Monthly Sales Expense Charge would apply to an increase in coverage under a Policy with the Insured Term Rider because some portion of the increase would have to be provided through an increase in the base Policy Stated Amount. In addition, as a result of this increase in base Policy Stated Amount, a higher Front-End Sales Expense Charge will be imposed on a portion of the premium as described in the "Fee Table -- Transaction Fees." Lastly, the current cost of insurance charge for an increase in coverage under the Adjustable Term Insurance Rider is determined differently than for an increase in coverage under the Insured Term Rider. As a result, the current cost of insurance charge under the Adjustable Term Insurance Rider will be higher in some Policy Years, and lower in other Policy Years, than the current cost of insurance charge under the Insured Term Rider.

          We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.

Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

--------------------------------------------------------------------------------

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     - mailing a check, payable to MetLife Insurance Company of Connecticut, to: MetLife Insurance Company of Connecticut, Specialized Benefit Resources, at our Administrative Office;

     - by direct checking account deductions (you must complete a pre-authorization collection form) (this method of premium payment is not currently available); or

     -    by wire transfer.

If you send your Premium Payments or transaction requests to an address other than the one we have designated for receipt of such Premium Payments or requests, we may return the Premium Payment to you, or there may be a delay in applying the Premium Payment or transaction to your Policy.

We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See "Other Policy Information -- Payment and Suspension of Valuation."

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.

Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.

You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory) at our Administrative Office. Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

                            VALUES UNDER YOUR POLICY

--------------------------------------------------------------------------------

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

                                                                            a
We determine the NET INVESTMENT FACTOR for any Valuation Period using    ------    - c
  the following equation:                                                   b


A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Administrative Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-20, and 4.85% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

--------------------------------------------------------------------------------

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office or Andesa Services, Inc. that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds, that is:

AIM V.I. Global Real Estate Fund,

AIM V.I. International Growth Fund,


AllianceBernstein Global Thematic Growth Portfolio,


AllianceBernstein International Value Portfolio,

American Funds Global Growth Fund,

American Funds Global Small Capitalization Fund,

American Funds High-Income Bond Fund,

American Funds International Fund,

American Funds New World Fund,

Delaware VIP Small Cap Value Series,

Dreyfus Variable Investment Fund Developing Leaders Portfolio,

Dreyfus Variable Investment Fund International Value Portfolio,

Fidelity VIP High Income Portfolio,

Fidelity VIP Overseas Portfolio,

Franklin Small-Mid Cap Growth Securities Fund,

Franklin Mutual Global Discovery Securities Fund,

Templeton Developing Markets Securities Fund,

Templeton Foreign Securities Fund,

Templeton Global Bond Securities Fund,

Janus Aspen Global Life Sciences Portfolio,

Janus Aspen Global Technology Portfolio,

Janus Aspen Overseas Portfolio,

Legg Mason Partners Variable Global High Yield Bond Portfolio,

Legg Mason Partners Variable Strategic Bond Portfolio,

BlackRock High Yield Portfolio,

Clarion Global Real Estate Portfolio,

Harris Oakmark International Portfolio,

Loomis Sayles Global Markets Portfolio,

Lord Abbett Bond Debenture Portfolio,

Met/AIM Small Cap Growth Portfolio,

MFS(R) Emerging Markets Equity Portfolio,

Pioneer Strategic Income Portfolio,

Third Avenue Small Cap Value Portfolio,

Artio International Stock Portfolio,

Morgan Stanley EAFE(R) Index Portfolio,

Oppenheimer Global Equity Portfolio,

Russell 2000(R) Index Portfolio,

MFS(R) Global Equity Series,

MFS(R) High Income Series,

MFS(R) New Discovery Series,

Oppenheimer Main Street Small Cap Fund(R)/VA,

Pioneer Emerging Markets VCT Portfolio,

Putnam VT International Growth and Income Fund,

Royce Microcap Portfolio,

Royce Small Cap Portfolio,

UIF Emerging Markets Debt Portfolio and

UIF Emerging Markets Equity Portfolio

(the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

American Funds Monitoring Policy. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a 'plan' (i.e. arrangements where an employer or trustee will own a group of Policies on the lives of certain employees or in other instances, where a group of Policies will be purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

     - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner). You should read the Fund prospectuses for more details.

We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. We are not currently enforcing these restrictions but reserve the right to do so in the future.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. We are not currently enforcing these restrictions but reserve the right to do so in the future.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to return your allocation percentages for the Investment Options to the allocation percentages you originally selected. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
    INSURED        PERCENTAGE
---------------    ----------
      0-40             250
       45              215
       50              185
       55              150
       60              130
       65              120
       70              115
     75-90             105
      95+              101


Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX D.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Under Death Benefit Option 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount plus Premium Payments paid, minus partial surrenders, accumulated at the specified interest rate. Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The following changes in Death Benefit Options are permissible:

     Option 1 -- 2

     Option 2 -- 1

     Option 3 -- 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There are no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death at our Administrative Office. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. The amount of the Death Benefit that exceeds the Contract Value is paid from the Company's General Account. Death Benefit amounts paid from the General Account are subject to the claims paying ability of the Company.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                              BENEFITS AT MATURITY

--------------------------------------------------------------------------------

If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

--------------------------------------------------------------------------------

                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy when you apply for the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.

                                POLICY SURRENDERS

--------------------------------------------------------------------------------

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven
(7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.

                                  POLICY LOANS

--------------------------------------------------------------------------------

While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

     - You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     - The loan request must be at least $500, except where state law requires a different minimum.

     - To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     - We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

     - Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-20 and 4.85% in years 21 and later.

     - We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request at our Administrative Office. We may postpone the payment of the loans under certain conditions.

     - You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.

     - Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

     - As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.

     - We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

     - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

--------------------------------------------------------------------------------

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity Date;

     (2)  you furnish us with acceptable evidence of insurability;

     (3)  you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

     - INCOME TAX-FREE GROWTH OF CONTRACT VALUE (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     - INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     -    A definition of a life insurance contract.

     -    Diversification requirements for separate account assets.

     - Limitations on policy owner's control over the assets in a separate account.

     - Guidelines to determine the maximum amount of premium that may be paid into a policy.

     -    Limitations on withdrawals from a policy.

     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above. The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirement of Section 817(h) of the Code, which could have adverse tax consequences for variable policy contract owners, including losing the benefit of tax deferral.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. However, the foregoing exceptions generally do not apply to a corporate owner of a MEC.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax. Any outstanding loan at the time of an exchange is generally taxable to the extent of policy gain.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

INVESTMENT IN THE POLICY

Investment in the policy generally means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                           TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

--------------------------------------------------------------------------------

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the Funds of the American Funds Insurance Series available under the Policy for services it provides in marketing the Fund's shares in connection with the Policy.

                                  COMPENSATION

Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Policy Charges and Deductions -- Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by FINRA rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, and MetLife Advisers, LLC. MetLife Investment Funds Management LLC and MetLife Advisers LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representative to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc., as well as with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates New England Securities Corporation, MetLife Securities, Inc. and Walnut Street Securities, Inc. See the Statement of Additional Information -- "UNDERWRITING AND DISTRIBUTION AGREEMENTS" for a list of the broker-dealer firms that received such compensation during 2007, as well as the range of additional compensation paid.

                            OTHER POLICY INFORMATION

--------------------------------------------------------------------------------

                              VALUATION AND PAYMENT

You may send your written requests for payment to our Administrative Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Administrative Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Administrative Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

               SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT

We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Contract Value in the Separate Account in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) the SEC has determined that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

We may also withhold payment of proceeds, loan amounts, or surrenders or partial surrender proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check or pre-authorized checking account deduction has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     -    the Contract Value, Stated Amount and Amount Insured;

     -    the date and amount of each Premium Payment;

     -    the date and amount of each Monthly Deduction;

     - the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     -    the date and amount of any partial surrenders;

     -    the annualized cost of any Riders purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Administrative Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     -    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     -    decreases in the Stated Amount of insurance

     -    changing the Death Benefit option

     -    changes to the way your Premiums Payments are allocated

     -    changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company at our Administrative Office.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of each of the Investment Options of MetLife of CT Fund UL III for Variable Life Insurance included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, are attached to this prospectus. The financial statements of the Company are in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.

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

                                   APPENDIX A

--------------------------------------------------------------------------------

                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

ADMINISTRATIVE OFFICE -- the administrative office of the Company located at MetLife -Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830, or other location designated by the Company in writing.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- MetLife Insurance Company of Connecticut

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

HOME OFFICE -- the home office of the Company located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- MetLife Insurance Company of Connecticut.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- MetLife Insurance Company of Connecticut.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLAN EFFECTIVE DATE -- the Policy Date of the first Policy issued for a plan (i.e., an arrangement where an employer or trustee will own a group of Policies on the lives of certain employees, or in other instances, where a group of Policies will be purchased at one time).

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY --Corporate Owned Variable Universal Life Insurance IV, a corporate owned variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

YOU, YOUR -- the owner(s) of the Policy.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION REGARDING FUNDS

Some of the Funds listed below were subject to a merger, substitution or other change. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES     ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES
  FUND, INC.                                     FUND, INC.
  Global Technology Portfolio                    Global Thematic Growth Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE          FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST                                 PRODUCTS TRUST
  Mutual Discovery Securities Fund               Mutual Global Discovery Securities Fund
  Templeton Global Income Securities Fund        Templeton Global Bond Securities Fund
JANUS ASPEN SERIES                             JANUS ASPEN SERIES
  International Growth Portfolio                 Overseas Portfolio
  Mid Cap Growth Portfolio                       Enterprise Portfolio
  Mid Cap Value Portfolio                        Janus Aspen Perkins Mid Cap Value
                                                    Portfolio
METROPOLITAN SERIES FUND, INC.                 METROPOLITAN SERIES FUND, INC.
  Julius Baer International Stock                Artio International Stock
     Portfolio -- Class A                           Portfolio -- Class A
  Lehman Brothers(R) Aggregate Bond Index        Barclays Capital Aggregate Bond Index
     Portfolio -- Class A                           Portfolio -- Class A



FUND MERGERS/REORGANIZATIONS

The following former Funds were merged with and into the new Funds.

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Capital Guardian U.S. Equity                 Pioneer Fund Portfolio -- Class A
     Portfolio -- Class A+
METROPOLITAN SERIES FUND, INC.                 METROPOLITAN SERIES FUND, INC.
     FI Large Cap Portfolio -- Class A         BlackRock Legacy Large Cap Growth
                                                    Portfolio --  Class A
MET INVESTORS SERIES TRUST                     METROPOLITAN SERIES FUND, INC.
  Met/AIM Capital Appreciation                 BlackRock Legacy Large Cap Growth
     Portfolio -- Class A                           Portfolio -- Class A


FUND SUBSTITUTIONS

The following new Funds were substituted for the former Funds.

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------
LEGG MASON PARTNERS VARIABLE EQUITY TRUST      METROPOLITAN SERIES FUND, INC.
  Legg Mason Partners Variable Equity Index    MetLife Stock Index Portfolio -- Class A
     Portfolio -- Class I


+ Not available under all Policies. Availability depends on Plan Effective Date.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                   TARGET PREMIUM PER $1,000 OF STATED AMOUNT

AGE                MALE                 FEMALE                UNISEX
---             ---------             ---------             ---------
 20             20.75046              17.76811              20.15660
 21             21.43931              18.41151              20.83692
 22             22.15540              19.07822              21.54229
 23             22.89985              19.77061              22.27547
 24             23.67203              20.49002              23.03759
 25             24.47303              21.23587              23.82807
 26             25.30237              22.00956              24.64648
 27             26.15803              22.81058              25.49061
 28             27.04391              23.64019              26.36478
 29             27.96810              24.49974              27.27515
 30             28.93223              25.39050              28.22519
 31             29.93846              26.31420              29.21513
 32             30.98879              27.26929              30.24699
 33             32.08244              28.25862              31.31966
 34             33.21998              29.28066              32.43372
 35             34.40231              30.33542              33.58984
 36             35.62875              31.42269              34.78864
 37             36.89887              32.54581              36.02937
 38             38.21380              33.70666              37.31331
 39             39.57333              34.90869              38.64156
 40             40.98082              36.15456              40.01542
 41             42.43483              37.44393              41.43655
 42             43.93497              38.77792              42.90320
 43             45.47934              40.15795              44.41354
 44             47.06408              41.58437              45.96532
 45             48.68721              43.05748              47.55816
 46             50.35153              44.57635              49.19205
 47             52.05909              46.14015              50.86933
 48             53.82129              47.74978              52.60081
 49             55.65264              49.40329              54.39601
 50             57.55331              51.10045              56.25603
 51             59.52395              52.84293              58.18077
 52             61.56006              54.62786              60.16500
 53             63.65497              56.45561              62.20607
 54             65.80535              58.32662              64.29880
 55             68.00239              60.24140              66.43654
 56             70.24448              62.19765              68.61843
 57             72.53540              64.19326              70.84671
 58             74.89684              66.22932              73.13829
 59             77.34745              68.30904              75.50944
 60             79.88828              70.43886              77.96041

AGE                MALE                 FEMALE                UNISEX
---             ---------             ---------             ---------
 61             82.50695              72.62267              80.48453
 62             85.18613              74.86294              83.06646
 63             87.90817              77.16453              85.69409
 64             90.67166              79.53113              88.36535
 65             93.48089              81.96817              91.08574
 66             96.35338              84.48046              93.86943
 67             99.31975              87.07340              96.74203
 68             102.40600             89.75142              99.72414
 69             105.64164             92.52270              102.84177
 70             109.04977             95.39222              106.11045
 71             112.63969             98.36063              109.53631
 72             116.38886             101.42742             113.10176
 73             120.28963             104.60168             116.80131
 74             124.39784             107.89189             120.67888
 75             128.76831             111.31764             124.77812
 76             133.45523             114.90649             129.14242
 77             138.49658             118.69317             133.80624
 78             143.89584             122.71355             138.77520
 79             149.64681             127.01309             144.04965
 80             155.77273             131.63730             149.65179

                                   APPENDIX D

--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS

ATTAINED AGE               MALE                FEMALE               UNISEX
------------             --------             --------             --------
     20                  796.856%             902.894%             796.856%
     21                  770.878%             871.381%             770.878%
     22                  745.677%             840.968%             745.677%
     23                  721.181%             811.562%             721.181%
     24                  697.376%             783.122%             697.376%
     25                  674.290%             755.675%             674.290%
     26                  651.938%             729.176%             651.938%
     27                  630.362%             703.635%             630.362%
     28                  609.463%             679.010%             609.463%
     29                  589.127%             655.262%             589.127%
     30                  569.320%             632.357%             569.320%
     31                  550.066%             610.257%             550.066%
     32                  531.358%             588.984%             531.358%
     33                  513.231%             568.474%             513.231%
     34                  495.687%             548.742%             495.687%
     35                  478.726%             529.769%             478.726%
     36                  462.344%             511.538%             462.344%
     37                  446.549%             493.984%             446.549%
     38                  431.325%             477.072%             431.325%
     39                  416.657%             460.756%             416.657%
     40                  402.531%             445.006%             402.531%
     41                  388.928%             429.826%             388.928%
     42                  375.852%             415.200%             375.852%
     43                  363.297%             401.115%             363.297%
     44                  351.258%             387.562%             351.258%
     45                  339.716%             374.532%             339.716%
     46                  328.651%             362.023%             328.651%
     47                  318.032%             350.027%             318.032%
     48                  307.803%             338.525%             307.803%
     49                  297.926%             327.511%             297.926%
     50                  288.403%             316.969%             288.403%
     51                  279.237%             306.875%             279.237%
     52                  270.441%             297.224%             270.441%
     53                  262.012%             287.995%             262.012%
     54                  253.952%             279.168%             253.952%
     55                  246.259%             270.721%             246.259%
     56                  238.921%             262.644%             238.921%
     57                  231.917%             254.922%             231.917%
     58                  225.204%             247.535%             225.204%
     59                  218.752%             240.457%             218.752%
     60                  212.561%             233.663%             212.561%

ATTAINED AGE               MALE                FEMALE               UNISEX
------------             --------             --------             --------
     61                  206.635%             227.134%             206.635%
     62                  200.988%             220.859%             200.988%
     63                  195.616%             214.823%             195.616%
     64                  190.506%             209.017%             190.506%
     65                  185.637%             203.431%             185.637%
     66                  180.985%             198.056%             180.985%
     67                  176.526%             192.887%             176.526%
     68                  172.243%             187.918%             172.243%
     69                  168.122%             183.143%             168.122%
     70                  164.158%             178.556%             164.158%
     71                  160.357%             174.158%             160.357%
     72                  156.733%             169.949%             156.733%
     73                  153.291%             165.919%             153.291%
     74                  150.012%             162.063%             150.012%
     75                  146.885%             158.372%             146.885%
     76                  155.141%             155.141%             155.141%
     77                  152.556%             152.556%             152.556%
     78                  150.067%             150.067%             150.067%
     79                  147.665%             147.665%             147.665%
     80                  145.630%             145.630%             145.630%
     81                  143.404%             143.404%             143.404%
     82                  141.307%             141.307%             141.307%
     83                  139.321%             139.321%             139.321%
     84                  137.428%             137.428%             137.428%
     85                  130.271%             130.271%             130.271%
     86                  128.604%             128.604%             128.604%
     87                  127.012%             127.012%             127.012%
     88                  125.528%             125.528%             125.528%
     89                  124.135%             124.135%             124.135%
     90                  122.791%             122.791%             122.791%
     91                  121.378%             121.378%             121.378%
     92                  119.851%             119.851%             119.851%
     93                  118.274%             118.274%             118.274%
     94                  116.681%             116.681%             116.681%
     95                  115.085%             115.085%             115.085%
     96                  113.438%             113.438%             113.438%
     97                  111.634%             111.634%             111.634%
     98                  109.478%             109.478%             109.478%
     99                  106.779%             106.779%             106.779%

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830 or by calling us at 1-888-458-2654.

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Securities and Exchange Commission (the "SEC") at 202-942-8090. Reports and other information about the Registrant, including the SAI, are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File Numbers: 811-09215

Book 92                                                                     5/09

ANNUAL REPORT

DECEMBER 31, 2008

METLIFE OF CT FUND UL III

FOR VARIABLE LIFE INSURANCE

OF

METLIFE INSURANCE COMPANY OF CONNECTICUT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife of CT Fund UL III for Variable Life Insurance and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statements of assets and liabilities of MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account") of MetLife Insurance Company of Connecticut (the "Company") comprising each of the individual Investment Options listed in Appendix A as of December 31, 2008, the related statements of operations for each of the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of each of the Investment Options of the Separate Account included in Note 5 for each of the periods in the year ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Options constituting the Separate Account of the Company as of December 31, 2008, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A

AIM V.I. International Growth Investment Option
AIM V.I. Global Real Estate Investment Option
American Century VP Ultra Investment Option
American Funds Global Growth Investment Option
American Funds Global Small Capitalization
Investment Option
American Funds Growth Investment Option
American Funds Growth-Income Investment Option
American Funds International Investment Option
American Funds New World Investment Option
American Funds U.S. Government/AAA Rated
Securities Investment Option
Delaware VIP Small Cap Value Investment Option
Dreyfus VIF Appreciation Investment Option
Dreyfus VIF Developing Leaders Investment Option
Fidelity VIP Contrafund Investment Option
Fidelity VIP Equity-Income Investment Option
Fidelity VIP Freedom 2010 Investment Option
Fidelity VIP Freedom 2020 Investment Option
Fidelity VIP Freedom 2030 Investment Option
Fidelity VIP Growth & Income Investment Option
Fidelity VIP High Income Investment Option
Fidelity VIP Investment Grade Bond Investment
Option
Fidelity VIP Index 500 Investment Option
Fidelity VIP Mid Cap Investment Option
Fidelity VIP Overseas Investment Option
FTVIPT Franklin Small-Mid Cap Growth Securities
Investment Option
FTVIPT Templeton Developing Markets Securities
Investment Option
FTVIPT Templeton Foreign Securities Investment
Option
FTVIPT Templeton Global Income Securities
Investment Option
Janus Aspen Global Technology Investment Option
Janus Aspen International Growth Investment Option
Janus Aspen Mid Cap Growth Investment Option
Janus Aspen Mid Cap Value Investment Option
Janus Aspen Worldwide Growth Investment Option
LMPVET Aggressive Growth Investment Option
LMPVET Appreciation Investment Option
LMPVET Capital and Income Investment Option
LMPVET Equity Index Investment Option
LMPVET Fundamental Value Investment Option
LMPVET International All Cap Opportunity
Investment Option
LMPVET Investors Investment Option
LMPVET Large Cap Growth Investment Option
LMPVET Social Awareness Investment Option
LMPVIT Global High Yield Bond Investment Option

LMPVIT Strategic Bond Investment Option
MIST BlackRock High Yield Investment Option
MIST BlackRock Large Cap Core Investment Option
MIST Clarion Global Real Estate Investment Option
MIST Harris Oakmark International Investment Option
MIST Janus Forty Investment Option
MIST Lazard Mid Cap Investment Option
MIST Loomis Sayles Global Markets Investment
Option
MIST Lord Abbett Bond Debenture Investment Option
MIST Lord Abbett Growth and Income Investment
Option
MIST Lord Abbett Mid Cap Value Investment Option
MIST Met/AIM Capital Appreciation Investment
Option
MIST Met/AIM Small Cap Growth Investment Option
MIST MFS Emerging Markets Equity Investment
Option
MIST MFS Research International Investment Option
MIST PIMCO Inflation Protected Bond Investment
Option
MIST Pioneer Fund Investment Option
MIST Pioneer Strategic Income Investment Option
MIST T. Rowe Price Mid Cap Growth Investment
Option
MIST Third Avenue Small Cap Value Investment
Option
MSF BlackRock Aggressive Growth Investment
Option
MSF BlackRock Bond Income Investment Option
MSF BlackRock Diversified Investment Option
MSF BlackRock Large Cap Value Investment Option
MSF BlackRock Money Market Investment Option
MSF Capital Guardian U.S. Equity Investment Option
MSF FI Large Cap Investment Option
MSF FI Value Leaders Investment Option
MSF MetLife Aggressive Allocation Investment
Option
MSF MetLife Conservative Allocation Investment
Option
MSF MetLife Conservative to Moderate Allocation
Investment Option
MSF MetLife Mid Cap Stock Index Investment Option
MSF MetLife Moderate Allocation Investment Option
MSF MetLife Moderate to Aggressive Allocation
Investment Option
MSF MetLife Stock Index Investment Option
MSF MFS Total Return Investment Option
MSF MFS Value Investment Option
MSF Oppenheimer Global Equity Investment Option
MSF Russell 2000 Index Investment Option

MSF T. Rowe Price Large Cap Growth Investment
Option
MSF Western Asset Management U.S. Government
Investment Option
PIMCO VIT Total Return Investment Option
PIMCO VIT Low Duration Investment Option
Pioneer VCT Emerging Markets Investment Option
Pioneer VCT Mid Cap Value Investment Option
Putnam VT Discovery Growth Investment Option
Royce Micro-Cap Investment Option
Royce Small-Cap Investment Option
The Merger Fund VL Investment Option
Vanguard VIF Diversified Value Investment Option
Vanguard VIF Equity Index Investment Option
Vanguard VIF International Investment Option
Vanguard VIF Mid-Cap Index Investment Option
Vanguard VIF Short-Term Investment Grade
Investment Option
Vanguard VIF Small Company Growth Investment
Option

This page is intentionally left blank.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                        AIM V.I.   AIM V.I. GLOBAL AMERICAN CENTURY VP    AMERICAN FUNDS
                            INTERNATIONAL GROWTH       REAL ESTATE               ULTRA     GLOBAL GROWTH
                               INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION
                            -------------------- ----------------- ------------------- -----------------
ASSETS:
  Investments at fair value         $ 29,476,828              $ 85            $ 19,443       $ 8,911,595
                            -------------------- ----------------- ------------------- -----------------
       Total Assets                   29,476,828                85              19,443         8,911,595
                            -------------------- ----------------- ------------------- -----------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                   31                --                  11                85
                            -------------------- ----------------- ------------------- -----------------
       Total Liabilities                      31                --                  11                85
                            -------------------- ----------------- ------------------- -----------------
NET ASSETS                          $ 29,476,797              $ 85            $ 19,432       $ 8,911,510
                            ==================== ================= =================== =================

The accompanying notes are an integral part of these financial statements.

    AMERICAN FUNDS                                                                         AMERICAN FUNDS U.S.
      GLOBAL SMALL    AMERICAN FUNDS    AMERICAN FUNDS    AMERICAN FUNDS    AMERICAN FUNDS      GOVERNMENT/AAA
    CAPITALIZATION            GROWTH     GROWTH-INCOME     INTERNATIONAL         NEW WORLD    RATED SECURITIES
 INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION
------------------ ----------------- ----------------- ----------------- ----------------- -------------------
              $ 78      $ 44,309,176      $ 30,228,026       $ 7,452,456              $ 76         $ 6,382,233
------------------ ----------------- ----------------- ----------------- ----------------- -------------------
                78        44,309,176        30,228,026         7,452,456                76           6,382,233
-------------- --- ----------------- ----------------- ----------------- ----------------- -------------------
                --                63                64                --                --                  --
-------------- --- ----------------- ----------------- ----------------- ----------------- -------------------
                --                63                64                --                --                  --
-------------- --- ----------------- ----------------- ----------------- ----------------- -------------------
              $ 78      $ 44,309,113      $ 30,227,962       $ 7,452,456              $ 76         $ 6,382,233
================== ================= ================= ================= ================= ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                 DELAWARE VIP       DREYFUS VIF        DREYFUS VIF      FIDELITY VIP
                              SMALL CAP VALUE      APPRECIATION DEVELOPING LEADERS        CONTRAFUND
                            INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION INVESTMENT OPTION
                            ----------------- ----------------- ------------------ -----------------
ASSETS:
  Investments at fair value       $ 8,720,867       $ 1,303,971          $ 925,774      $ 14,731,080
                            ----------------- ----------------- ------------------ -----------------
       Total Assets                 8,720,867         1,303,971            925,774        14,731,080
                            ----------------- ----------------- ------------------ -----------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                15                28                 40               106
                            ----------------- ----------------- ------------------ -----------------
       Total Liabilities                   15                28                 40               106
                            ----------------- ----------------- ------------------ -----------------
NET ASSETS                        $ 8,720,852       $ 1,303,943          $ 925,734      $ 14,730,974
                            ================= ================= ================== =================

The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP
    EQUITY-INCOME      FREEDOM 2010      FREEDOM 2020      FREEDOM 2030   GROWTH & INCOME       HIGH INCOME
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
        $ 165,136       $ 5,330,983       $ 6,785,122       $ 3,337,108           $ 8,890       $ 3,802,104
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
          165,136         5,330,983         6,785,122         3,337,108             8,890         3,802,104
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               40                43                --                14                 3                16
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               40                43                --                14                 3                16
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
        $ 165,096       $ 5,330,940       $ 6,785,122       $ 3,337,094           $ 8,887       $ 3,802,088
================= ================= ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                 FIDELITY VIP
                             INVESTMENT GRADE
                                         BOND FIDELITY VIP INDEX 500 FIDELITY VIP MID CAP FIDELITY VIP OVERSEAS
                            INVESTMENT OPTION      INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION
                            ----------------- ---------------------- -------------------- ---------------------
ASSETS:
  Investments at fair value              $ 36           $ 15,223,135         $ 27,204,079          $ 10,856,592
                            ----------------- ---------------------- -------------------- ---------------------
       Total Assets                        36             15,223,135           27,204,079            10,856,592
                            ------------ ---- ---------------------- -------------------- ---------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                --                     --                   59                   107
                            ------------ ---- ---------------------- -------------------- ---------------------
       Total Liabilities                   --                     --                   59                   107
                            ------------ ---- ---------------------- -------------------- ---------------------
NET ASSETS                               $ 36           $ 15,223,135         $ 27,204,020          $ 10,856,485
                            ================= ====================== ==================== =====================

The accompanying notes are an integral part of these financial statements.

  FTVIPT FRANKLIN   FTVIPT TEMPLETON                     FTVIPT TEMPLETON
    SMALL-MID CAP DEVELOPING MARKETS   FTVIPT TEMPLETON     GLOBAL INCOME JANUS ASPEN GLOBAL          JANUS ASPEN
GROWTH SECURITIES         SECURITIES FOREIGN SECURITIES        SECURITIES         TECHNOLOGY INTERNATIONAL GROWTH
INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION    INVESTMENT OPTION
----------------- ------------------ ------------------ ----------------- ------------------ --------------------
      $ 5,375,031        $ 6,114,651       $ 12,266,805      $ 10,733,991          $ 518,502          $ 4,220,396
----------------- ------------------ ------------------ ----------------- ------------------ --------------------
        5,375,031          6,114,651         12,266,805        10,733,991            518,502            4,220,396
----------------- ------------------ ------------------ ----------------- ------------------ --------------------
               95                 54                 29                43                 37                   35
----------------- ------------------ ------------------ ----------------- ------------------ --------------------
               95                 54                 29                43                 37                   35
----------------- ------------------ ------------------ ----------------- ------------------ --------------------
      $ 5,374,936        $ 6,114,597       $ 12,266,776      $ 10,733,948          $ 518,465          $ 4,220,361
================= ================== ================== ================= ================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            JANUS ASPEN MID CAP JANUS ASPEN MID CAP       JANUS ASPEN LMPVET AGGRESSIVE
                                         GROWTH               VALUE  WORLDWIDE GROWTH            GROWTH
                              INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                            ------------------- ------------------- ----------------- -----------------
ASSETS:
  Investments at fair value         $ 2,629,821        $ 11,483,039         $ 988,024       $ 1,549,210
                            ------------------- ------------------- ----------------- -----------------
       Total Assets                   2,629,821          11,483,039           988,024         1,549,210
                            ------------------- ------------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                  21                 100                 5                38
                            ------------------- ------------------- ----------------- -----------------
       Total Liabilities                     21                 100                 5                38
                            ------------------- ------------------- ----------------- -----------------
NET ASSETS                          $ 2,629,800        $ 11,482,939         $ 988,019       $ 1,549,172
                            =================== =================== ================= =================

The accompanying notes are an integral part of these financial statements.

                                                                                        LMPVET
           LMPVET LMPVET CAPITAL AND     LMPVET EQUITY            LMPVET INTERNATIONAL ALL CAP
     APPRECIATION             INCOME             INDEX FUNDAMENTAL VALUE           OPPORTUNITY  LMPVET INVESTORS
INVESTMENT OPTION  INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION     INVESTMENT OPTION INVESTMENT OPTION
----------------- ------------------ ----------------- ----------------- --------------------- -----------------
         $ 11,751          $ 930,276      $ 11,749,866       $ 2,093,114             $ 497,449       $ 2,842,053
----------------- ------------------ ----------------- ----------------- --------------------- -----------------
           11,751            930,276        11,749,866         2,093,114               497,449         2,842,053
----------------- ------------------ ----------------- ----------------- --------------------- -----------------
                6                 23                36                58                    40                34
----------------- ------------------ ----------------- ----------------- --------------------- -----------------
                6                 23                36                58                    40                34
----------------- ------------------ ----------------- ----------------- --------------------- -----------------
         $ 11,745          $ 930,253      $ 11,749,830       $ 2,093,056             $ 497,409       $ 2,842,019
================= ================== ================= ================= ===================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                             LMPVET LARGE CAP     LMPVET SOCIAL     LMPVIT GLOBAL  LMPVIT STRATEGIC
                                       GROWTH         AWARENESS   HIGH YIELD BOND              BOND
                            INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                            ----------------- ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value       $ 1,091,080         $ 794,833       $ 4,061,183       $ 1,028,004
                            ----------------- ----------------- ----------------- -----------------
       Total Assets                 1,091,080           794,833         4,061,183         1,028,004
                            ----------------- ----------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                77                32                --                48
                            ----------------- ----------------- ----------------- -----------------
       Total Liabilities                   77                32                --                48
                            ----------------- ----------------- ----------------- -----------------
NET ASSETS                        $ 1,091,003         $ 794,801       $ 4,061,183       $ 1,027,956
                            ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

                                                              MIST HARRIS
   MIST BLACKROCK    MIST BLACKROCK MIST CLARION GLOBAL           OAKMARK                         MIST LAZARD
       HIGH YIELD    LARGE CAP CORE         REAL ESTATE     INTERNATIONAL  MIST JANUS FORTY            MIDCAP
INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ------------------- ----------------- ----------------- -----------------
      $ 8,911,155       $ 6,162,133        $ 12,677,402      $ 11,623,889      $ 24,193,266       $ 2,068,840
----------------- ----------------- ------------------- ----------------- ----------------- -----------------
        8,911,155         6,162,133          12,677,402        11,623,889        24,193,266         2,068,840
----------------- ----------------- ------------------- ----------------- ----------------- -----------------
               91                38                  85                53                57                58
----------------- ----------------- ------------------- ----------------- ----------------- -----------------
               91                38                  85                53                57                58
----------------- ----------------- ------------------- ----------------- ----------------- -----------------
      $ 8,911,064       $ 6,162,095        $ 12,677,317      $ 11,623,836      $ 24,193,209       $ 2,068,782
================= ================= =================== ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            MIST LOOMIS SAYLES  MIST LORD ABBETT  MIST LORD ABBETT  MIST LORD ABBETT
                                GLOBAL MARKETS    BOND DEBENTURE GROWTH AND INCOME     MID CAP VALUE
                             INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                            ------------------ ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value        $ 4,020,126       $ 1,622,579       $ 3,091,580       $ 4,676,640
                            ------------------ ----------------- ----------------- -----------------
       Total Assets                  4,020,126         1,622,579         3,091,580         4,676,640
                            ------------------ ----------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                 50                47                72                94
                            ------------------ ----------------- ----------------- -----------------
       Total Liabilities                    50                47                72                94
                            ------------------ ----------------- ----------------- -----------------
NET ASSETS                         $ 4,020,076       $ 1,622,532       $ 3,091,508       $ 4,676,546
                            ================== ================= ================= =================

The accompanying notes are an integral part of these financial statements.

                                                                                    MIST PIMCO
        MIST MET/AIM      MIST MET/AIM MIST MFS EMERGING MIST MFS RESEARCH INFLATION PROTECTED
CAPITAL APPRECIATION  SMALL CAP GROWTH    MARKETS EQUITY     INTERNATIONAL                BOND MIST PIONEER FUND
   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION
-------------------- ----------------- ----------------- ----------------- ------------------- -----------------
           $ 552,134         $ 152,417       $ 3,145,581       $ 2,883,982        $ 33,477,346           $ 3,485
-------------------- ----------------- ----------------- ----------------- ------------------- -----------------
             552,134           152,417         3,145,581         2,883,982          33,477,346             3,485
-------------------- ----------------- ----------------- ----------------- ------------------- -----------------
                  34                20                51                49                  45                 2
-------------------- ----------------- ----------------- ----------------- ------------------- -----------------
                  34                20                51                49                  45                 2
-------------------- ----------------- ----------------- ----------------- ------------------- -----------------
           $ 552,100         $ 152,397       $ 3,145,530       $ 2,883,933        $ 33,477,301           $ 3,483
==================== ================= ================= ================= =================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                 MIST PIONEER MIST T. ROWE PRICE MIST THIRD AVENUE     MSF BLACKROCK
                             STRATEGIC INCOME     MID CAP GROWTH   SMALL CAP VALUE AGGRESSIVE GROWTH
                            INVESTMENT OPTION  INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                            ----------------- ------------------ ----------------- -----------------
ASSETS:
  Investments at fair value             $ 731          $ 497,154       $ 9,739,597       $ 3,709,723
                            ----------------- ------------------ ----------------- -----------------
       Total Assets                       731            497,154         9,739,597         3,709,723
                            ----------------- ------------------ ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                --                 23                80                43
                            ----------------- ------------------ ----------------- -----------------
       Total Liabilities                   --                 23                80                43
                            ----------------- ------------------ ----------------- -----------------
NET ASSETS                              $ 731          $ 497,131       $ 9,739,517       $ 3,709,680
                            ================= ================== ================= =================

The accompanying notes are an integral part of these financial statements.

    MSF BLACKROCK     MSF BLACKROCK     MSF BLACKROCK     MSF BLACKROCK          MSF CAPITAL
      BOND INCOME       DIVERSIFIED   LARGE CAP VALUE      MONEY MARKET GUARDIAN U.S. EQUITY  MSF FI LARGE CAP
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- -------------------- -----------------
      $ 4,851,941         $ 447,346       $ 5,153,988     $ 158,663,224          $ 1,053,445       $ 1,307,522
----------------- ----------------- ----------------- ----------------- -------------------- -----------------
        4,851,941           447,346         5,153,988       158,663,224            1,053,445         1,307,522
----------------- ----------------- ----------------- ----------------- -------------------- -----------------
               61                54                42                 6                   41                57
----------------- ----------------- ----------------- ----------------- -------------------- -----------------
               61                54                42                 6                   41                57
----------------- ----------------- ----------------- ----------------- -------------------- -----------------
      $ 4,851,880         $ 447,292       $ 5,153,946     $ 158,663,218          $ 1,053,404       $ 1,307,465
================= ================= ================= ================= ==================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                             MSF METLIFE         MSF METLIFE
                                                           MSF METLIFE      CONSERVATIVE     CONSERVATIVE TO
                            MSF FI VALUE LEADERS AGGRESSIVE ALLOCATION        ALLOCATION MODERATE ALLOCATION
                               INVESTMENT OPTION     INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION
                            -------------------- --------------------- ----------------- -------------------
ASSETS:
  Investments at fair value          $ 5,831,088           $ 3,188,579       $ 2,210,567         $ 2,430,213
                            -------------------- --------------------- ----------------- -------------------
       Total Assets                    5,831,088             3,188,579         2,210,567           2,430,213
                            -------------------- --------------------- ----------------- -------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                   77                    60               108                  96
                            -------------------- --------------------- ----------------- -------------------
       Total Liabilities                      77                    60               108                  96
                            -------------------- --------------------- ----------------- -------------------
NET ASSETS                           $ 5,831,011           $ 3,188,519       $ 2,210,459         $ 2,430,117
                            ==================== ===================== ================= ===================

The accompanying notes are an integral part of these financial statements.

                                                  MSF METLIFE
        MSF METLIFE         MSF METLIFE           MODERATE TO MSF METLIFE STOCK     MSF MFS TOTAL
MID CAP STOCK INDEX MODERATE ALLOCATION AGGRESSIVE ALLOCATION             INDEX            RETURN     MSF MFS VALUE
  INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
------------------- ------------------- --------------------- ----------------- ----------------- -----------------
          $ 160,381         $ 1,077,414             $ 758,267      $ 27,728,758      $ 26,543,341          $ 29,286
------------------- ------------------- --------------------- ----------------- ----------------- -----------------
            160,381           1,077,414               758,267        27,728,758        26,543,341            29,286
------------------- ------------------- --------------------- ----------------- ----------------- -----------------
                 12                  42                    39                35                --                16
------------------- ------------------- --------------------- ----------------- ----------------- -----------------
                 12                  42                    39                35                --                16
------------------- ------------------- --------------------- ----------------- ----------------- -----------------
          $ 160,369         $ 1,077,372             $ 758,228      $ 27,728,723      $ 26,543,341          $ 29,270
=================== =================== ===================== ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                                        MSF WESTERN
                              MSF OPPENHEIMER  MSF RUSSELL 2000 MSF T. ROWE PRICE  ASSET MANAGEMENT
                                GLOBAL EQUITY             INDEX  LARGE CAP GROWTH   U.S. GOVERNMENT
                            INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                            ----------------- ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value         $ 479,667      $ 12,549,564       $ 1,514,744      $ 17,125,958
                            ----------------- ----------------- ----------------- -----------------
       Total Assets                   479,667        12,549,564         1,514,744        17,125,958
                            ----------------- ----------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                49                43                25                62
                            ----------------- ----------------- ----------------- -----------------
       Total Liabilities                   49                43                25                62
                            ----------------- ----------------- ----------------- -----------------
NET ASSETS                          $ 479,618      $ 12,549,521       $ 1,514,719      $ 17,125,896
                            ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

  PIMCO VIT TOTAL     PIMCO VIT LOW       PIONEER VCT       PIONEER VCT PUTNAM VT DISCOVERY
           RETURN          DURATION  EMERGING MARKETS     MID CAP VALUE              GROWTH   ROYCE MICRO-CAP
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ------------------- -----------------
    $ 141,841,357      $ 21,896,893       $ 4,713,621       $ 2,064,135           $ 131,117         $ 912,611
----------------- ----------------- ----------------- ----------------- ------------------- -----------------
      141,841,357        21,896,893         4,713,621         2,064,135             131,117           912,611
----------------- ----------------- ----------------- ----------------- ------------------- -----------------
               30                46                49                70                  13                72
----------------- ----------------- ----------------- ----------------- ------------------- -----------------
               30                46                49                70                  13                72
----------------- ----------------- ----------------- ----------------- ------------------- -----------------
    $ 141,841,327      $ 21,896,847       $ 4,713,572       $ 2,064,065           $ 131,104         $ 912,539
================= ================= ================= ================= =================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008

                                                                      VANGUARD VIF VANGUARD VIF EQUITY
                              ROYCE SMALL-CAP THE MERGER FUND VL DIVERSIFIED VALUE               INDEX
                            INVESTMENT OPTION  INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION
                            ----------------- ------------------ ----------------- -------------------
ASSETS:
  Investments at fair value       $ 7,731,951          $ 412,256       $ 6,155,719         $ 9,052,190
                            ----------------- ------------------ ----------------- -------------------
       Total Assets                 7,731,951            412,256         6,155,719           9,052,190
                            ----------------- ------------------ ----------------- -------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                87                 26                --                  20
                            ----------------- ------------------ ----------------- -------------------
       Total Liabilities                   87                 26                --                  20
                            ----------------- ------------------ ----------------- -------------------
NET ASSETS                        $ 7,731,864          $ 412,230       $ 6,155,719         $ 9,052,170
                            ================= ================== ================= ===================

The accompanying notes are an integral part of these financial statements.

                                         VANGUARD VIF
     VANGUARD VIF      VANGUARD VIF        SHORT-TERM VANGUARD VIF SMALL
    INTERNATIONAL     MID-CAP INDEX  INVESTMENT GRADE     COMPANY GROWTH
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION
----------------- ----------------- ----------------- ------------------
      $ 4,800,963       $ 4,398,055         $ 180,249          $ 980,118
----------------- ----------------- ----------------- ------------------
        4,800,963         4,398,055           180,249            980,118
----------------- ----------------- ----------------- ------------------
               --                --                16                 32
----------------- ----------------- ----------------- ------------------
               --                --                16                 32
----------------- ----------------- ----------------- ------------------
      $ 4,800,963       $ 4,398,055         $ 180,233          $ 980,086
================= ================= ================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                        AIM V.I.        AIM V.I. GLOBAL  AMERICAN CENTURY VP     AMERICAN FUNDS
                                            INTERNATIONAL GROWTH            REAL ESTATE                ULTRA      GLOBAL GROWTH
                                               INVESTMENT OPTION  INVESTMENT OPTION (a)    INVESTMENT OPTION  INVESTMENT OPTION
                                           --------------------- ---------------------- -------------------- ------------------
INVESTMENT INCOME:
      Dividends                                   $     251,009                   $  8           $       --       $    221,816
                                           --------------------- ---------------------- -------------------- ------------------
EXPENSES:
      Mortality and expense risk
        charges                                          78,714                     --                1,221             27,042
                                           --------------------- ---------------------- -------------------- ------------------
           Net investment income (loss)                 172,295                      8               (1,221)           194,774
                                           --------------------- ---------------------- -------------------- ------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                       606,970                     12                   11            870,788
      Realized gains (losses) on sale of
        investments                                  (3,548,057)                    --              285,185            (79,192)
                                           --------------------- ---------------------- -------------------- ------------------
           Net realized gains (losses)               (2,941,087)                    12              285,196            791,596
                                           --------------------- ---------------------- -------------------- ------------------
     Change in unrealized gains (losses)
        on investments                              (18,026,686)                    (4)            (837,845)        (7,074,083)
                                           --------------------- ---------------------- -------------------- ------------------
     Net realized and unrealized gains
        (losses) on investments                     (20,967,773)                     8             (552,649)        (6,282,487)
                                           --------------------- ---------------------- -------------------- ------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (20,795,478)                  $ 16           $ (553,870)      $ (6,087,713)
                                           ===================== ====================== ==================== ==================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

       AMERICAN FUNDS                                                                                          AMERICAN FUNDS U.S.
         GLOBAL SMALL    AMERICAN FUNDS       AMERICAN FUNDS           AMERICAN FUNDS         AMERICAN FUNDS        GOVERNMENT/AAA
       CAPITALIZATION            GROWTH        GROWTH-INCOME            INTERNATIONAL              NEW WORLD      RATED SECURITIES
INVESTMENT OPTION (a) INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION (a)  INVESTMENT OPTION (a) INVESTMENT OPTION (a)
--------------------- ----------------- -------------------- ------------------------  --------------------- ----------------------
                 $ --      $ 537,126            $ 731,585                $ 189,549                      $ 1            $  136,174
--------------------- ----------------- -------------------- ------------------------  --------------------- ----------------------
                   --        127,466               79,822                   11,696                       --                   496
--------------------- ----------------- -------------------- ------------------------  --------------------- ----------------------
                   --        409,660              651,763                  177,853                        1               135,678
--------------------- ----------------- -------------------- ------------------------  --------------------- ----------------------
                   --      7,007,147            2,948,699                       --                       --                    --

                   --     (5,579,170)          (2,615,748)                (246,631)                      --                    (4)
--------------------- ----------------- -------------------- ------------------------  --------------------- ----------------------
                   --      1,427,977              332,951                 (246,631)                      --                    (4)
--------------------- ----------------- -------------------- ------------------------  --------------------- ----------------------
                    8    (40,144,585)         (19,801,122)              (4,006,703)                       6               (55,410)
--------------------- ----------------- -------------------- ------------------------  --------------------- ----------------------
                    8    (38,716,608)         (19,468,171)              (4,253,334)                       6               (55,414)
--------------------- ----------------- -------------------- ------------------------  --------------------- ----------------------
                  $ 8  $ (38,306,948)       $ (18,816,408)            $ (4,075,481)                     $ 7            $   80,264
===================== ================= ==================== ========================  ===================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                  DELAWARE VIP          DREYFUS VIF           DREYFUS VIF         FIDELITY VIP
                                               SMALL CAP VALUE         APPRECIATION    DEVELOPING LEADERS           CONTRAFUND
                                             INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION
                                            -------------------- -------------------- --------------------- --------------------
INVESTMENT INCOME:
      Dividends                                       $ 81,717             $ 65,342              $ 15,751            $ 186,147
                                            -------------------- -------------------- --------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                         21,292                6,725                 3,237               95,565
                                             -------------------- -------------------- --------------------- --------------------
           Net investment income (loss)                 60,425               58,617                12,514               90,582
                                             -------------------- -------------------- --------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                      715,936              243,402                94,380            1,557,081
      Realized gains (losses) on sale of
        investments                                 (1,279,423)            (399,413)             (385,240)         (19,462,816)
                                            -------------------- -------------------- --------------------- --------------------
           Net realized gains (losses)                (563,487)            (156,011)             (290,860)         (17,905,735)
                                            -------------------- -------------------- --------------------- --------------------
     Change in unrealized gains (losses)
        on investments                              (3,313,057)            (944,292)             (356,615)          (6,193,127)
                                            -------------------- -------------------- --------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                     (3,876,544)          (1,100,303)             (647,475)         (24,098,862)
                                            -------------------- -------------------- --------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (3,816,119)        $ (1,041,686)           $ (634,961)       $ (24,008,280)
                                           ===================== ==================== ===================== ====================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

         FIDELITY VIP          FIDELITY VIP           FIDELITY VIP           FIDELITY VIP       FIDELITY VIP           FIDELITY VIP
        EQUITY-INCOME          FREEDOM 2010           FREEDOM 2020           FREEDOM 2030    GROWTH & INCOME            HIGH INCOME
INVESTMENT OPTION (a) INVESTMENT OPTION (a)  INVESTMENT OPTION (a)  INVESTMENT OPTION (a)  INVESTMENT OPTION  INVESTMENT OPTION (a)
--------------------- ---------------------- ---------------------- ---------------------- ------------------ ---------------------
             $ 6,109              $ 187,313              $ 227,779              $ 104,436              $ 127          $ 428,891
--------------------- ---------------------- ---------------------- ---------------------- ------------------ ---------------------
                 242                    407                    515                    252              2,618                286
--------------------- ---------------------- ---------------------- ---------------------- ------------------ ---------------------
               5,867                186,906                227,264                104,184             (2,491)           428,605
--------------------- ---------------------- ---------------------- ---------------------- ------------------ ---------------------
                  --                163,143                249,005                187,558            688,151                 --

                (452)                    (7)                    (8)                    (6)          (680,510)               (17)
--------------------- ---------------------- ---------------------- ---------------------- ------------------ ---------------------
                (452)               163,136                248,997                187,552              7,641                (17)
--------------------- ---------------------- ---------------------- ---------------------- ------------------ ---------------------
             (84,466)              (173,429)              (214,584)              (156,048)          (986,022)          (220,433)
--------------------- ---------------------- ---------------------- ---------------------- ------------------ ---------------------
             (84,918)               (10,293)                34,413                 31,504           (978,381)          (220,450)
--------------------- ---------------------- ---------------------- ---------------------- ------------------ ---------------------
           $ (79,051)             $ 176,613              $ 261,677              $ 135,688         $ (980,872)          $ 208,155
===================== ====================== ====================== ====================== ================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                   FIDELITY VIP
                                               INVESTMENT GRADE
                                                           BOND FIDELITY VIP INDEX 500  FIDELITY VIP MID CAP  FIDELITY VIP OVERSEAS
                                          INVESTMENT OPTION (a)  INVESTMENT OPTION (a)     INVESTMENT OPTION      INVESTMENT OPTION
                                         --------------------- ----------------------- --------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                            $ --              $ 454,769             $ 117,461              $ 387,473
                                         --------------------- ----------------------- --------------------- ----------------------
EXPENSES:
     Mortality and expense risk
       charges                                              --                  1,157               104,716                 42,121
                                         --------------------- ----------------------- --------------------- ----------------------
          Net investment income (loss)                      --                453,612                12,745                345,352
                                         --------------------- ----------------------- --------------------- ----------------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --                     --             9,417,486              2,593,707
     Realized gains (losses) on sale of
       investments                                          --                    (25)           (5,428,844)            (4,844,855)
                                         --------------------- ----------------------- --------------------- ----------------------
          Net realized gains (losses)                       --                    (25)            3,988,642             (2,251,148)
                                         --------------------- ----------------------- --------------------- ----------------------
    Change in unrealized gains (losses)
       on investments                                        1                (39,071)          (24,418,995)           (12,543,871)
                                         --------------------- ----------------------- --------------------- ----------------------
    Net realized and unrealized gains
       (losses) on investments                               1                (39,096)          (20,430,353)           (14,795,019)
                                         --------------------- ----------------------- --------------------- ----------------------
    Net increase (decrease) in net assets
       resulting from operations                           $ 1              $ 414,516         $ (20,417,608)         $ (14,449,667)
                                          ===================== ======================= ===================== ======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

  FTVIPT FRANKLIN    FTVIPT TEMPLETON                       FTVIPT TEMPLETON
    SMALL-MID CAP  DEVELOPING MARKETS    FTVIPT TEMPLETON      GLOBAL INCOME  JANUS ASPEN GLOBAL            JANUS ASPEN
GROWTH SECURITIES          SECURITIES  FOREIGN SECURITIES         SECURITIES          TECHNOLOGY   INTERNATIONAL GROWTH
INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION (a)
------------------ ------------------- ------------------- ------------------ ------------------- ----------------------
             $ --           $ 732,224           $ 412,047          $ 635,783               $ 815                   $ --
------------------ ------------------- ------------------- ------------------ ------------------- ----------------------
           14,955              50,918              35,886             29,858               2,107                    324
------------------ ------------------- ------------------- ------------------ ------------------- ----------------------
          (14,955)            681,306             376,161            605,925              (1,292)                  (324)
------------------ ------------------- ------------------- ------------------ ------------------- ----------------------
          975,564           5,488,531           1,686,398                 --                  --                     --
         (404,648)         (7,365,434)         (1,484,745)           (31,580)           (146,634)                     2
------------------ ------------------- ------------------- ------------------ ------------------- ----------------------
          570,916          (1,876,903)            201,653            (31,580)           (146,634)                     2
------------------ ------------------- ------------------- ------------------ ------------------- ----------------------
       (4,749,487)        (17,273,808)         (8,876,445)          (147,149)           (407,341)               123,327
------------------ ------------------- ------------------- ------------------ ------------------- ----------------------
       (4,178,571)        (19,150,711)         (8,674,792)          (178,729)           (553,975)               123,329
------------------ ------------------- ------------------- ------------------ ------------------- ----------------------
     $ (4,193,526)      $ (18,469,405)       $ (8,298,631)         $ 427,196          $ (555,267)             $ 123,005
================== =================== =================== ================== =================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                             JANUS ASPEN MID CAP   JANUS ASPEN MID CAP          JANUS ASPEN    LMPVET AGGRESSIVE
                                                          GROWTH                 VALUE     WORLDWIDE GROWTH               GROWTH
                                           INVESTMENT OPTION (a) INVESTMENT OPTION (a)    INVESTMENT OPTION    INVESTMENT OPTION
                                           --------------------- ------------------------ -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                          $ 2,500              $ 47,622             $ 15,644                 $ --
                                           --------------------- ------------------------ -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                              196                 3,700                3,614                5,353
                                           --------------------- ------------------------ -------------------- --------------------
           Net investment income (loss)                    2,304                43,922               12,030               (5,353)
                                           --------------------- ------------------------ -------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                             --               143,606                   --                   --
      Realized gains (losses) on sale of
        investments                                            2               (18,881)             (42,249)             (12,410)
                                           --------------------- ------------------------ -------------------- --------------------
           Net realized gains (losses)                         2               124,725              (42,249)             (12,410)
                                           --------------------- ------------------------ -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                   130,870            (1,588,598)            (846,338)          (1,295,847)
                                           --------------------- ------------------------ -------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                          130,872            (1,463,873)            (888,587)          (1,308,257)
                                           --------------------- ------------------------ -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                      $ 133,176          $ (1,419,951)          $ (876,557)        $ (1,313,610)
                                           ===================== ======================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

                                                                                            LMPVET
           LMPVET  LMPVET CAPITAL AND             LMPVET             LMPVET  INTERNATIONAL ALL CAP
     APPRECIATION              INCOME       EQUITY INDEX  FUNDAMENTAL VALUE            OPPORTUNITY   LMPVET INVESTORS
INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION      INVESTMENT OPTION  INVESTMENT OPTION
------------------ ------------------- ------------------ ------------------ ---------------------- ------------------
            $ 216            $ 13,620          $ 401,017           $ 50,381               $ 14,882           $ 51,452
------------------ ------------------- ------------------ ------------------ ---------------------- ------------------
               75               2,777             44,240              7,075                  1,708             10,958
------------------ ------------------- ------------------ ------------------ ---------------------- ------------------
              141              10,843            356,777             43,306                 13,174             40,494
------------------ ------------------- ------------------ ------------------ ---------------------- ------------------
            2,380              32,850            470,334              2,558                     --            133,762
           (9,111)           (191,839)        (2,193,399)          (448,459)              (129,609)          (185,041)
------------------ ------------------- ------------------ ------------------ ---------------------- ------------------
           (6,731)           (158,989)        (1,723,065)          (445,901)              (129,609)           (51,279)
------------------ ------------------- ------------------ ------------------ ---------------------- ------------------
           (1,515)           (337,934)        (7,692,564)          (976,494)              (274,381)        (2,035,330)
------------------ ------------------- ------------------ ------------------ ---------------------- ------------------
           (8,246)           (496,923)        (9,415,629)        (1,422,395)              (403,990)        (2,086,609)
------------------ ------------------- ------------------ ------------------ ---------------------- ------------------
         $ (8,105)         $ (486,080)      $ (9,058,852)      $ (1,379,089)            $ (390,816)      $ (2,046,115)
================== =================== ================== ================== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                            LMPVET LARGE CAP      LMPVET SOCIAL      LMPVIT GLOBAL   LMPVIT STRATEGIC
                                                      GROWTH          AWARENESS    HIGH YIELD BOND               BOND
                                           INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                           ------------------ ------------------ ------------------ ------------------
INVESTMENT INCOME:
      Dividends                                      $ 4,210           $ 18,928          $ 614,732           $ 85,960
                                           ------------------ ------------------ ------------------ ------------------
EXPENSES:
      Mortality and expense risk
        charges                                       12,182              2,827             26,334              6,156
                                           ------------------ ------------------ ------------------ ------------------
           Net investment income (loss)               (7,972)            16,101            588,398             79,804
                                           ------------------ ------------------ ------------------ ------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                         --                 --                 --                 --
      Realized gains (losses) on sale of
        investments                               (1,329,109)          (111,090)        (1,355,625)          (526,809)
                                           ------------------ ------------------ ------------------ ------------------
           Net realized gains (losses)            (1,329,109)          (111,090)        (1,355,625)          (526,809)
                                           ------------------ ------------------ ------------------ ------------------
     Change in unrealized gains (losses)
        on investments                            (1,309,040)          (294,179)        (1,726,499)           (43,658)
                                           ------------------ ------------------ ------------------ ------------------
     Net realized and unrealized gains
        (losses) on investments                   (2,638,149)          (405,269)        (3,082,124)          (570,467)
                                           ------------------ ------------------ ------------------ ------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (2,646,121)        $ (389,168)      $ (2,493,726)        $ (490,663)
                                           ================== ================== ================== ==================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                       MIST HARRIS
   MIST BLACKROCK       MIST BLACKROCK    MIST CLARION GLOBAL              OAKMARK                                   MIST LAZARD
       HIGH YIELD       LARGE CAP CORE            REAL ESTATE        INTERNATIONAL     MIST JANUS FORTY                  MID CAP
INVESTMENT OPTION    INVESTMENT OPTION      INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION (a)
-------------------- -------------------- ---------------------- -------------------- -------------------- ------------------------
      $ 1,276,274             $ 62,286              $ 628,179            $ 395,883            $ 920,855                     $ --
-------------------- -------------------- ---------------------- -------------------- -------------------- ------------------------
           14,167               23,566                 54,818               35,747               35,034                    4,313
-------------------- -------------------- ---------------------- -------------------- -------------------- ------------------------
        1,262,107               38,720                573,361              360,136              885,821                   (4,313)
-------------------- -------------------- ---------------------- -------------------- -------------------- ------------------------
               --              498,722              3,043,314            3,389,386              398,547                       --
       (3,348,152)          (1,022,598)            (8,111,434)          (5,153,894)          (1,345,189)                (172,475)
-------------------- -------------------- ---------------------- -------------------- -------------------- ------------------------
       (3,348,152)            (523,876)            (5,068,120)          (1,764,508)            (946,642)                (172,475)
-------------------- -------------------- ---------------------- -------------------- -------------------- ------------------------
       (3,012,141)          (3,212,019)            (7,979,249)          (9,230,762)          (5,405,892)              (1,069,302)
-------------------- -------------------- ---------------------- -------------------- -------------------- ------------------------
       (6,360,293)          (3,735,895)           (13,047,369)         (10,995,270)          (6,352,534)              (1,241,777)
-------------------- -------------------- ---------------------- -------------------- -------------------- ------------------------
     $ (5,098,186)        $ (3,697,175)         $ (12,474,008)       $ (10,635,134)        $ (5,466,713)            $ (1,246,090)
==================== ==================== ====================== ==================== ==================== ========================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                           MIST LOOMIS SAYLES     MIST LORD ABBETT     MIST LORD ABBETT     MIST LORD ABBETT
                                               GLOBAL MARKETS       BOND DEBENTURE    GROWTH AND INCOME        MID CAP VALUE
                                            INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           --------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                     $ 540,355             $ 87,977            $ 164,508            $ 142,119
                                           --------------------- -------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                        20,831                3,640               17,969               40,744
                                           --------------------- -------------------- -------------------- --------------------
           Net investment income (loss)               519,524               84,337              146,539              101,375
                                           --------------------- -------------------- -------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     697,080               30,514            1,135,348            3,764,556
      Realized gains (losses) on sale of
        investments                                  (861,902)             (12,904)          (3,906,284)         (13,401,379)
                                           --------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)               (164,822)              17,610           (2,770,936)          (9,636,823)
                                           --------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                             (3,435,684)            (431,902)          (2,200,779)            (566,235)
                                           --------------------- -------------------- -------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                    (3,600,506)            (414,292)          (4,971,715)         (10,203,058)
                                           --------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                $ (3,080,982)          $ (329,955)        $ (4,825,176)       $ (10,101,683)
                                           ===================== ==================== ==================== ====================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                                        MIST PIMCO
        MIST MET/AIM       MIST MET/AIM  MIST MFS EMERGING  MIST MFS RESEARCH  INFLATION PROTECTED
CAPITAL APPRECIATION   SMALL CAP GROWTH     MARKETS EQUITY      INTERNATIONAL                 BOND  MIST PIONEER FUND
   INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION    INVESTMENT OPTION  INVESTMENT OPTION
--------------------- ------------------ ------------------ ------------------ -------------------- ------------------
            $ 31,715               $ --           $ 88,937          $ 118,243          $ 1,484,792              $ 218
--------------------- ------------------ ------------------ ------------------ -------------------- ------------------
               3,086                369             12,310             12,145               74,523                 42
--------------------- ------------------ ------------------ ------------------ -------------------- ------------------
              28,629               (369)            76,627            106,098            1,410,269                176
--------------------- ------------------ ------------------ ------------------ -------------------- ------------------
                  --             14,620            596,935            681,116               78,396                 --
            (331,454)           (48,661)        (1,110,692)        (1,550,735)             892,120             (1,738)
--------------------- ------------------ ------------------ ------------------ -------------------- ------------------
            (331,454)           (34,041)          (513,757)          (869,619)             970,516             (1,738)
--------------------- ------------------ ------------------ ------------------ -------------------- ------------------
            (309,505)           (74,013)        (4,087,197)        (2,302,707)          (4,232,413)            (3,869)
--------------------- ------------------ ------------------ ------------------ -------------------- ------------------
            (640,959)          (108,054)        (4,600,954)        (3,172,326)          (3,261,897)            (5,607)
--------------------- ------------------ ------------------ ------------------ -------------------- ------------------
          $ (612,330)        $ (108,423)      $ (4,524,327)      $ (3,066,228)        $ (1,851,628)          $ (5,431)
===================== ================== ================== ================== ==================== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                  MIST PIONEER     MIST T. ROWE PRICE  MIST THIRD AVENUE      MSF BLACKROCK
                                              STRATEGIC INCOME         MID CAP GROWTH    SMALL CAP VALUE  AGGRESSIVE GROWTH
                                             INVESTMENT OPTION  INVESTMENT OPTION (a)  INVESTMENT OPTION  INVESTMENT OPTION
                                             ------------------ ---------------------- ------------------ ------------------
INVESTMENT INCOME:
      Dividends                                           $ --                   $ --          $ 162,601               $ --
                                             ------------------ ---------------------- ------------------ ------------------
EXPENSES:
      Mortality and expense risk
        charges                                             --                    734             42,733             13,935
                                             ------------------ ---------------------- ------------------ ------------------
           Net investment income (loss)                     --                   (734)           119,868            (13,935)
                                             ------------------ ---------------------- ------------------ ------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                           --                     --          1,487,093                 --
      Realized gains (losses) on sale of
        investments                                         (1)               (44,909)        (3,758,916)           (81,503)
                                             ------------------ ---------------------- ------------------ ------------------
           Net realized gains (losses)                      (1)               (44,909)        (2,271,823)           (81,503)
                                             ------------------ ---------------------- ------------------ ------------------
     Change in unrealized gains (losses)
        on investments                                     (93)              (248,142)        (2,118,851)        (3,397,849)
                                             ------------------ ---------------------- ------------------ ------------------
     Net realized and unrealized gains
        (losses) on investments                            (94)              (293,051)        (4,390,674)        (3,479,352)
                                             ------------------ ---------------------- ------------------ ------------------
     Net increase (decrease) in net assets
        resulting from operations                        $ (94)            $ (293,785)      $ (4,270,806)      $ (3,493,287)
                                             ================== ====================== ================== ==================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

    MSF BLACKROCK      MSF BLACKROCK          MSF BLACKROCK      MSF BLACKROCK          MSF CAPITAL
      BOND INCOME        DIVERSIFIED        LARGE CAP VALUE       MONEY MARKET GUARDIAN U.S. EQUITY   MSF FI LARGE CAP
INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION (a)  INVESTMENT OPTION    INVESTMENT OPTION  INVESTMENT OPTION
------------------ ------------------ ---------------------- ----------------- --------------------- ------------------
        $ 363,129           $ 96,634                   $ --        $ 4,583,493             $ 21,818               $ --
------------------ ------------------ ---------------------- ----------------- --------------------- ------------------
           13,167              7,892                    388            356,276                3,631              4,129
------------------ ------------------ ---------------------- ----------------- --------------------- ------------------
          349,962             88,742                   (388)         4,227,217               18,187             (4,129)
------------------ ------------------ ---------------------- ----------------- --------------------- ------------------
               --             37,616                     --                 --              247,208                 --
          305,658           (898,317)                    --                 --             (295,459)          (176,679)
------------------ ------------------ ---------------------- ----------------- --------------------- ------------------
          305,658           (860,701)                    --                 --              (48,251)          (176,679)
------------------ ------------------ ---------------------- ----------------- --------------------- ------------------
         (793,247)          (207,868)               221,484                 --             (798,141)          (890,143)
------------------ ------------------ ---------------------- ----------------- --------------------- ------------------
         (487,589)        (1,068,569)               221,484                 --             (846,392)        (1,066,822)
------------------ ------------------ ---------------------- ----------------- --------------------- ------------------
       $ (137,627)        $ (979,827)             $ 221,096        $ 4,227,217           $ (828,205)      $ (1,070,951)
================== ================== ====================== ================= ===================== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                                MSF METLIFE            MSF METLIFE
                                                                           MSF METLIFE         CONSERVATIVE        CONSERVATIVE TO
                                           MSF FI VALUE LEADERS  AGGRESSIVE ALLOCATION           ALLOCATION    MODERATE ALLOCATION
                                              INVESTMENT OPTION      INVESTMENT OPTION    INVESTMENT OPTION      INVESTMENT OPTION
                                           --------------------- ---------------------- -------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                       $ 235,217               $ 32,264           $ 19,782               $ 81,014
                                           --------------------- ---------------------- -------------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                          28,033                 12,478              4,025                 12,476
                                           --------------------- ---------------------- -------------------- ----------------------
           Net investment income (loss)                 207,184                 19,786             15,757                 68,538
                                           --------------------- ---------------------- -------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     1,367,427                189,324             18,151                 86,649
      Realized gains (losses) on sale of
        investments                                  (3,766,027)            (2,436,021)           (74,695)            (1,287,456)
                                           --------------------- ---------------------- -------------------- ----------------------
           Net realized gains (losses)               (2,398,600)            (2,246,697)           (56,544)            (1,200,807)
                                           --------------------- ---------------------- -------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                               (3,850,132)            (1,859,888)          (123,606)              (900,839)
                                           --------------------- ---------------------- -------------------- ----------------------
     Net realized and unrealized gains
        (losses) on investments                      (6,248,732)            (4,106,585)          (180,150)            (2,101,646)
                                           --------------------- ---------------------- -------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ (6,041,548)          $ (4,086,799)        $ (164,393)          $ (2,033,108)
                                           ===================== ====================== ==================== ======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                      MSF METLIFE
          MSF METLIFE          MSF METLIFE            MODERATE TO  MSF METLIFE STOCK      MSF MFS TOTAL
  MID CAP STOCK INDEX  MODERATE ALLOCATION  AGGRESSIVE ALLOCATION              INDEX             RETURN            MSF MFS VALUE
INVESTMENT OPTION (a)    INVESTMENT OPTION      INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION    INVESTMENT OPTION (a)
---------------------- -------------------- ---------------------- ------------------ -------------------- ----------------------
                 $ --             $ 96,198               $ 11,702        $ 1,229,388        $ 1,032,736                     $ --
---------------------- -------------------- ---------------------- ------------------ -------------------- ----------------------
                   12               17,638                  3,495             93,826             72,517                       42
---------------------- -------------------- ---------------------- ------------------ -------------------- ----------------------
                  (12)              78,560                  8,207          1,135,562            960,219                      (42)
---------------------- -------------------- ---------------------- ------------------ -------------------- ----------------------
                   --              158,444                 32,180          2,636,713          2,371,273                       --

                   --           (3,344,086)              (169,415)       (14,620,997)        (2,408,798)                    (120)
---------------------- -------------------- ---------------------- ------------------ -------------------- ----------------------
                   --           (3,185,642)              (137,235)       (11,984,284)           (37,525)                    (120)
---------------------- -------------------- ---------------------- ------------------ -------------------- ----------------------
                9,271             (659,800)              (343,093)       (17,174,247)        (9,602,276)                  (9,446)
---------------------- -------------------- ---------------------- ------------------ -------------------- ----------------------
                9,271           (3,845,442)              (480,328)       (29,158,531)        (9,639,801)                  (9,566)
---------------------- -------------------- ---------------------- ------------------ -------------------- ----------------------
              $ 9,259         $ (3,766,882)            $ (472,121)     $ (28,022,969)      $ (8,679,582)                $ (9,608)
====================== ==================== ====================== ================== ==================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                                                  MSF WESTERN
                                               MSF OPPENHEIMER     MSF RUSSELL 2000    MSF T. ROWE PRICE     ASSET MANAGEMENT
                                                 GLOBAL EQUITY                INDEX     LARGE CAP GROWTH      U.S. GOVERNMENT
                                             INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                     $ 17,672            $ 289,899              $ 6,462            $ 887,848
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                        1,413               48,261                4,419                9,203
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)               16,259              241,638                2,043              878,645
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     35,611            1,137,295              123,595                   --
      Realized gains (losses) on sale of
        investments                                 (103,496)          (8,139,125)            (145,836)             204,749
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)               (67,885)          (7,001,830)             (22,241)             204,749
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                              (306,598)          (5,046,023)          (1,137,550)          (1,090,616)
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                     (374,483)         (12,047,853)          (1,159,791)            (885,867)
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (358,224)       $ (11,806,215)        $ (1,157,748)            $ (7,222)
                                           ==================== ==================== ==================== ====================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

    PIMCO VIT TOTAL        PIMCO VIT LOW              PIONEER VCT          PIONEER VCT    PUTNAM VT DISCOVERY
             RETURN             DURATION         EMERGING MARKETS        MID CAP VALUE                 GROWTH      ROYCE MICRO-CAP
  INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION (a)    INVESTMENT OPTION      INVESTMENT OPTION    INVESTMENT OPTION
-------------------- -------------------- ------------------------ -------------------- ---------------------- --------------------
      $ 6,519,806            $ 786,435                     $ --             $ 27,421               $ 28,035             $ 36,667
-------------------- -------------------- ------------------------ -------------------- ---------------------- --------------------
          284,659               37,772                      383                7,416                    467                8,286
-------------------- -------------------- ------------------------ -------------------- ---------------------- --------------------
        6,235,147              748,663                     (383)              20,005                 27,568               28,381
-------------------- -------------------- ------------------------ -------------------- ---------------------- --------------------
        2,899,819              406,786                       --              249,012                     --              153,680
        1,001,522              (50,657)                    (450)            (736,774)               (29,275)          (2,398,716)
-------------------- -------------------- ------------------------ -------------------- ---------------------- --------------------
        3,901,341              356,129                     (450)            (487,762)               (29,275)          (2,245,036)
-------------------- -------------------- ------------------------ -------------------- ---------------------- --------------------
       (3,437,998)          (1,096,119)                  95,247             (801,931)              (102,922)            (523,653)
-------------------- -------------------- ------------------------ -------------------- ---------------------- --------------------
          463,343             (739,990)                  94,797           (1,289,693)              (132,197)          (2,768,689)
-------------------- -------------------- ------------------------ -------------------- ---------------------- --------------------
      $ 6,698,490              $ 8,673                 $ 94,414         $ (1,269,688)            $ (104,629)        $ (2,740,308)
==================== ==================== ======================== ==================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                         VANGUARD VIF  VANGUARD VIF EQUITY
                                               ROYCE SMALL-CAP  THE MERGER FUND VL  DIVERSIFIED VALUE                INDEX
                                             INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION    INVESTMENT OPTION
                                             ------------------ ------------------- ------------------ --------------------
INVESTMENT INCOME:
      Dividends                                       $ 62,627                $ --          $ 480,406             $ 34,090
                                             ------------------ ------------------- ------------------ --------------------
EXPENSES:
      Mortality and expense risk
        charges                                          9,775                 417             32,881               20,056
                                             ------------------ ------------------- ------------------ --------------------
           Net investment income (loss)                 52,852                (417)           447,525               14,034
                                             ------------------ ------------------- ------------------ --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                      805,119              18,058          1,010,085               58,080
      Realized gains (losses) on sale of
        investments                                   (374,512)            (11,941)        (2,137,776)            (263,385)
                                             ------------------ ------------------- ------------------ --------------------
           Net realized gains (losses)                 430,607               6,117         (1,127,691)            (205,305)
                                             ------------------ ------------------- ------------------ --------------------
     Change in unrealized gains (losses)
        on investments                                (799,574)              8,194         (4,349,417)          (5,718,625)
                                             ------------------ ------------------- ------------------ --------------------
     Net realized and unrealized gains
        (losses) on investments                       (368,967)             14,311         (5,477,108)          (5,923,930)
                                             ------------------ ------------------- ------------------ --------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (316,115)           $ 13,894       $ (5,029,583)        $ (5,909,896)
                                             ================== =================== ================== ====================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                           VANGUARD VIF
     VANGUARD VIF       VANGUARD VIF         SHORT-TERM  VANGUARD VIF SMALL
    INTERNATIONAL      MID-CAP INDEX   INVESTMENT GRADE      COMPANY GROWTH
INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
------------------ ------------------ ------------------ -------------------
         $ 20,395          $ 208,158           $ 10,554            $ 19,360
------------------ ------------------ ------------------ -------------------
            8,501             24,954                848               5,450
------------------ ------------------ ------------------ -------------------
           11,894            183,204              9,706              13,910
------------------ ------------------ ------------------ -------------------
           71,590          1,831,790                 --             302,016
         (977,107)        (1,851,803)            (8,223)           (557,969)
------------------ ------------------ ------------------ -------------------
         (905,517)           (20,013)            (8,223)           (255,953)
------------------ ------------------ ------------------ -------------------
       (2,319,939)        (4,080,910)            (7,932)           (705,041)
------------------ ------------------ ------------------ -------------------
       (3,225,456)        (4,100,923)           (16,155)           (960,994)
------------------ ------------------ ------------------ -------------------
     $ (3,213,562)      $ (3,917,719)          $ (6,449)         $ (947,084)
================== ================== ================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                    AIM V.I. GLOBAL
                                   AIM V.I. INTERNATIONAL GROWTH        REAL ESTATE    AMERICAN CENTURY VP ULTRA
                                               INVESTMENT OPTION  INVESTMENT OPTION            INVESTMENT OPTION
                                   ------------------------------ -------------------- --------------------------
                                           2008             2007            2008 (a)         2008           2007
                                   --------------- -------------- -------------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 172,295        $ 161,761                $ 8      $ (1,221)      $ (7,087)
  Net realized gains (losses)        (2,941,087)       1,257,313                 12       285,196        163,603
  Change in unrealized gains
     (losses) on investments        (18,026,686)         836,287                 (4)     (837,845)       514,556
                                   --------------- -------------- -------------------- ------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations              (20,795,478)       2,255,361                 16      (553,870)       671,072
                                   --------------- -------------- -------------------- ------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,257,776          581,177                 72            --             --
  Net transfers (including fixed
     account)                         1,969,882       40,308,107                 --    (3,028,918)    (1,371,308)
  Policy charges                       (481,147)        (223,798)                (3)       (5,845)       (37,275)
  Transfers for policy benefits
     and terminations                (7,929,596)      (2,836,297)                --           (93)        (5,639)
                                   --------------- -------------- -------------------- ------------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      (5,183,085)      37,829,189                 69    (3,034,856)    (1,414,222)
                                   --------------- -------------- -------------------- ------------- ------------
     Net increase (decrease)
       in net assets                (25,978,563)      40,084,550                 85    (3,588,726)      (743,150)
NET ASSETS:
  Beginning of period                55,455,360       15,370,810                 --     3,608,158      4,351,308
                                   --------------- -------------- -------------------- ------------- ------------
  End of period                    $ 29,476,797     $ 55,455,360               $ 85      $ 19,432    $ 3,608,158
                                   =============== ============== ==================== ============= ============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                 AMERICAN FUNDS
                                   GLOBAL SMALL
AMERICAN FUNDS GLOBAL GROWTH     CAPITALIZATION         AMERICAN FUNDS GROWTH  AMERICAN FUNDS GROWTH-INCOME
           INVESTMENT OPTION  INVESTMENT OPTION             INVESTMENT OPTION             INVESTMENT OPTION
----------------------------- ------------------ ----------------------------- -----------------------------
       2008             2007            2008 (a)         2008            2007           2008           2007
-------------- -------------- ------------------ --------------- ------------- --------------- -------------
  $ 194,774        $ 481,628               $ --     $ 409,660       $ 420,874      $ 651,763      $ 665,220
    791,596        4,278,184                 --     1,427,977      11,291,955        332,951      3,575,593
 (7,074,083)      (1,486,743)                 8   (40,144,585)     (1,732,357)   (19,801,122)    (3,065,386)
-------------- -------------- ------------------ --------------- ------------- --------------- -------------
 (6,087,713)       3,273,069                  8   (38,306,948)      9,980,472    (18,816,408)     1,175,427
-------------- -------------- ------------------ --------------- ------------- --------------- -------------
    608,554        1,030,503                 72     4,100,885       5,029,889      1,973,869      3,188,460
  1,027,383       (7,719,706)                --     9,792,853     (17,256,152)     2,696,234      6,972,167
   (175,322)        (210,858)                (2)     (863,646)       (777,455)      (561,236)      (416,402)
 (1,582,012)      (2,531,758)                --    (3,210,639)     (1,655,281)    (5,845,839)    (1,184,574)
-------------- -------------- ------------------ --------------- ------------- --------------- -------------
   (121,397)      (9,431,819)                70     9,819,453     (14,658,999)    (1,736,972)     8,559,651
-------------- -------------- ------------------ --------------- ------------- --------------- -------------
 (6,209,110)      (6,158,750)                78   (28,487,495)     (4,678,527)   (20,553,380)     9,735,078
 15,120,620       21,279,370                 --    72,796,608      77,475,135     50,781,342     41,046,264
-------------- -------------- ------------------ --------------- ------------- --------------- -------------
$ 8,911,510     $ 15,120,620               $ 78  $ 44,309,113    $ 72,796,608  $  30,227,962   $ 50,781,342
============== ============== ================== =============== ============= =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                            AMERICAN FUNDS
                                                                                      U.S.
                                      AMERICAN FUNDS     AMERICAN FUNDS     GOVERNMENT/AAA
                                       INTERNATIONAL          NEW WORLD   RATED SECURITIES  DELAWARE VIP SMALL CAP VALUE
                                   INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION             INVESTMENT OPTION
                                   ------------------ ------------------ ------------------ -----------------------------
                                             2008 (a)           2008 (a)           2008 (a)        2008             2007
                                   ------------------ ------------------ ------------------ -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)             $ 177,853                $ 1          $ 135,678     $ 60,425         $ 27,458
  Net realized gains (losses)               (246,631)                --                 (4)    (563,487)         838,987
  Change in unrealized gains
     (losses) on investments              (4,006,703)                 6            (55,410)  (3,313,057)      (2,242,480)
                                   ------------------ ------------------ ------------------ -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                    (4,075,481)                 7             80,264   (3,816,119)      (1,376,035)
                                   ------------------ ------------------ ------------------ -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                           --                 72                 --    1,109,751        1,852,338
  Net transfers (including fixed
     account)                             11,618,588                 --          6,301,968   (1,437,608)       3,013,628
  Policy charges                             (90,705)                (3)                --     (158,666)        (170,252)
  Transfers for policy benefits
     and terminations                             54                 --                  1     (686,990)        (142,165)
                                   ------------------ ------------------ ------------------ -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions           11,527,937                 69          6,301,969   (1,173,513)       4,553,549
                                   ------------------ ------------------ ------------------ -------------- --------------
     Net increase (decrease)
       in net assets                       7,452,456                 76          6,382,233   (4,989,632)       3,177,514
NET ASSETS:
  Beginning of period                             --                 --                 --   13,710,484       10,532,970
                                   ------------------ ------------------ ------------------ -------------- --------------
  End of period                          $ 7,452,456               $ 76        $ 6,382,233  $ 8,720,852     $ 13,710,484
                                   ================== ================== ================== ============== ==============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                               FIDELITY VIP
  DREYFUS VIF APPRECIATION  DREYFUS VIF DEVELOPING LEADERS       FIDELITY VIP CONTRAFUND      EQUITY-INCOME
         INVESTMENT OPTION               INVESTMENT OPTION             INVESTMENT OPTION  INVESTMENT OPTION
--------------------------- ------------------------------- ----------------------------- ------------------
       2008           2007        2008                2007          2008            2007            2008 (a)
-------------- ------------ ------------- ----------------- --------------- ------------- ------------------
   $ 58,617      $ 350,417    $ 12,514            $ 11,535      $ 90,582       $ 370,794            $ 5,867
   (156,011)     3,339,271    (290,860)            912,508   (17,905,735)     17,379,795               (452)
   (944,292)    (2,378,252)   (356,615)         (1,338,853)   (6,193,127)     (7,932,529)           (84,466)
-------------- ------------ ------------- ----------------- --------------- ------------- ------------------
 (1,041,686)     1,311,436    (634,961)           (414,810)  (24,008,280)      9,818,060            (79,051)
-------------- ------------ ------------- ----------------- --------------- ------------- ------------------
    143,185      1,337,476      53,516             384,002     2,452,652       3,123,302                 --
 (1,710,132)   (13,951,677)   (196,651)        (12,695,581)  (20,624,653)      7,087,880            245,508
    (43,824)      (156,412)    (24,451)            (63,294)     (518,745)       (476,175)            (1,365)
   (108,572)   (10,503,883)   (423,111)             (8,535)   (6,303,020)     (7,364,517)                 4
-------------- ------------ ------------- ----------------- --------------- ------------- ------------------
 (1,719,343)   (23,274,496)   (590,697)        (12,383,408)  (24,993,766)      2,370,490            244,147
-------------- ------------ ------------- ----------------- --------------- ------------- ------------------
 (2,761,029)   (21,963,060) (1,225,658)        (12,798,218)  (49,002,046)     12,188,550            165,096
  4,064,972     26,028,032   2,151,392          14,949,610    63,733,020      51,544,470                 --
-------------- ------------ ------------- ----------------- --------------- ------------- ------------------
$ 1,303,943    $ 4,064,972   $ 925,734         $ 2,151,392  $ 14,730,974    $ 63,733,020          $ 165,096
============== ============ ============= ================= =============== ============= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP               FIDELITY VIP      FIDELITY VIP
                                      FREEDOM 2010      FREEDOM 2020      FREEDOM 2030            GROWTH & INCOME       HIGH INCOME
                                 INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION          INVESTMENT OPTION INVESTMENT OPTION
                                 ----------------- ----------------- ----------------- -------------------------- -----------------
                                          2008 (a)          2008 (a)          2008 (a)        2008          2007           2008 (a)
                                 ----------------- ----------------- ----------------- ------------ ------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $ 186,906        $ 227,264         $ 104,184     $ (2,491)    $ 102,843         $ 428,605
  Net realized gains (losses)             163,136          248,997           187,552        7,641       998,238               (17)
  Change in unrealized gains
     (losses) on investments             (173,429)        (214,584)         (156,048)    (986,022)     (141,304)         (220,433)
                                 ----------------- ----------------- ----------------- ------------ ------------- -----------------
     Net increase (decrease)
       in net assets resulting
       from operations                    176,613          261,677           135,688     (980,872)      959,777           208,155
                                 ----------------- ----------------- ----------------- ------------ ------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                        --               --                90        6,790            --                --
  Net transfers (including fixed
     account)                           5,154,325        6,523,443         3,201,319   (6,699,519)   (6,571,517)        3,593,934
  Policy charges                               --               --                (3)     (12,801)      (87,162)               --
  Transfers for policy benefits
     and terminations                           2                2                --        1,197       (22,934)               (1)
                                 ----------------- ----------------- ----------------- ------------ ------------- -----------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions         5,154,327        6,523,445         3,201,406   (6,704,333)   (6,681,613)        3,593,933
                                 ----------------- ----------------- ----------------- ------------ ------------- -----------------
     Net increase (decrease)
       in net assets                    5,330,940        6,785,122         3,337,094   (7,685,205)   (5,721,836)        3,802,088
NET ASSETS:
  Beginning of period                          --               --                --    7,694,092    13,415,928                --
                                 ----------------- ----------------- ----------------- ------------ ------------- -----------------
  End of period                       $ 5,330,940      $ 6,785,122       $ 3,337,094      $ 8,887   $ 7,694,092       $ 3,802,088
                                 ================= ================= ================= ============ ============= =================

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP
 INVESTMENT GRADE       FIDELITY VIP                                                                              FTVIPT FRANKLIN
             BOND          INDEX 500          FIDELITY VIP MID CAP         FIDELITY VIP OVERSEAS  SMALL-MID CAP GROWTH SECURITIES
INVESTMENT OPTION  INVESTMENT OPTION             INVESTMENT OPTION             INVESTMENT OPTION                INVESTMENT OPTION
------------------ ------------------ ----------------------------- ----------------------------- ---------------------------------
          2008 (a)           2008 (a)         2008            2007          2008            2007         2008                2007
------------------ ------------------ --------------- ------------- --------------- ------------- --------------  -----------------
             $ --          $ 453,612      $ 12,745       $ 146,971     $ 345,352       $ 722,940    $ (14,955)          $ (22,188)
               --                (25)    3,988,642       6,942,953    (2,251,148)      1,978,010      570,916           2,152,141
                1            (39,071)  (24,418,995)      2,430,556   (12,543,871)      1,101,545   (4,749,487)           (690,312)
------------------ ------------------ --------------- ------------- --------------- ------------- --------------  -----------------
                1            414,516   (20,417,608)      9,520,480   (14,449,667)      3,802,495   (4,193,526)          1,439,641
------------------ ------------------ --------------- ------------- --------------- ------------- --------------  -----------------
               36                 --     1,943,522       2,513,915       278,507         872,295      544,487             797,835
               --         14,808,619    (8,554,741)     14,375,623    (4,335,865)      6,758,752   (1,383,742)         (3,717,142)
               (1)                --      (695,764)       (638,796)     (182,343)       (184,660)    (137,834)           (152,990)
               --                 --   (10,468,887)     (8,356,491)   (1,652,316)        (56,218)    (822,487)           (387,531)
------------------ ------------------ --------------- ------------- --------------- ------------- --------------  -----------------
               35         14,808,619   (17,775,870)      7,894,251    (5,892,017)      7,390,169   (1,799,576)         (3,459,828)
------------------ ------------------ --------------- ------------- --------------- ------------- --------------  -----------------
               36         15,223,135   (38,193,478)     17,414,731   (20,341,684)     11,192,664   (5,993,102)         (2,020,187)
               --                 --    65,397,498      47,982,767    31,198,169      20,005,505   11,368,038          13,388,225
------------------ ------------------ --------------- ------------- --------------- ------------- --------------  -----------------
             $ 36       $ 15,223,135  $ 27,204,020    $ 65,397,498  $ 10,856,485    $ 31,198,169  $ 5,374,936        $ 11,368,038
================== ================== =============== ============= =============== ============= ==============  =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                   FTVIPT TEMPLETON DEVELOPING      FTVIPT TEMPLETON FOREIGN       FTVIPT TEMPLETON GLOBAL
                                            MARKETS SECURITIES                    SECURITIES             INCOME SECURITIES
                                             INVESTMENT OPTION             INVESTMENT OPTION             INVESTMENT OPTION
                                   ---------------------------- ----------------------------- -----------------------------
                                          2008            2007          2008            2007          2008            2007
                                   -------------- ------------- --------------- ------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 681,306       $ 722,460     $ 376,161       $ 269,576     $ 605,925       $ 178,575
  Net realized gains (losses)       (1,876,903)      6,243,214       201,653       5,366,707       (31,580)        (47,978)
  Change in unrealized gains
     (losses) on investments       (17,273,808)      2,286,092    (8,876,445)     (2,220,549)     (147,149)        226,395
                                   -------------- ------------- --------------- ------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations             (18,469,405)      9,251,766    (8,298,631)      3,415,734       427,196         356,992
                                   -------------- ------------- --------------- ------------- --------------- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                866,999       1,552,271     2,186,851       2,450,110       323,604         327,247
  Net transfers (including fixed
     account)                      (16,617,550)        364,534     2,954,342     (14,501,930)    1,137,818       6,739,366
  Policy charges                      (270,211)       (343,824)     (263,455)       (265,658)     (194,118)        (67,341)
  Transfers for policy benefits
     and terminations               (6,447,269)        (57,132)   (2,745,526)       (420,873)   (1,252,464)     (1,349,181)
                                   -------------- ------------- --------------- ------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions    (22,468,031)      1,515,849     2,132,212     (12,738,351)       14,840       5,650,091
                                   -------------- ------------- --------------- ------------- --------------- -------------
     Net increase (decrease)
       in net assets               (40,937,436)     10,767,615    (6,166,419)     (9,322,617)      442,036       6,007,083
NET ASSETS:
  Beginning of period               47,052,033      36,284,418    18,433,195      27,755,812    10,291,912       4,284,829
                                   -------------- ------------- --------------- ------------- --------------- -------------
  End of period                    $ 6,114,597    $ 47,052,033  $ 12,266,776    $ 18,433,195  $ 10,733,948    $ 10,291,912
                                   ============== ============= =============== ============= =============== =============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                     JANUS ASPEN
                                   INTERNATIONAL        JANUS ASPEN        JANUS ASPEN
JANUS ASPEN GLOBAL TECHNOLOGY             GROWTH     MID CAP GROWTH      MID CAP VALUE  JANUS ASPEN WORLDWIDE GROWTH
            INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION             INVESTMENT OPTION
------------------------------ ------------------ ------------------ ------------------ -----------------------------
      2008               2007            2008 (a)           2008 (a)           2008 (a)       2008              2007
------------- ---------------- ------------------ ------------------ ------------------ ------------- ---------------
  $ (1,292)           $ 1,548             $ (324)           $ 2,304           $ 43,922    $ 12,030           $ 7,800
  (146,634)           375,045                  2                  2            124,725     (42,249)          202,767
  (407,341)           (43,025)           123,327            130,870         (1,588,598)   (846,338)          (13,743)
------------- ---------------- ------------------ ------------------ ------------------ ------------- ---------------
  (555,267)           333,568            123,005            133,176         (1,419,951)   (876,557)          196,824
------------- ---------------- ------------------ ------------------ ------------------ ------------- ---------------
    33,226            236,560                 71                 --            226,436      42,805           152,686
  (292,240)          (547,052)         4,097,286          2,496,626         12,699,381    (142,741)         (181,051)
   (15,733)           (21,810)                (2)                --            (22,646)    (27,162)          (35,005)
  (278,696)            (2,121)                 1                 (2)              (281)   (329,023)           (2,191)
------------- ---------------- ------------------ ------------------ ------------------ ------------- ---------------
  (553,443)          (334,423)         4,097,356          2,496,624         12,902,890    (456,121)          (65,561)
------------- ---------------- ------------------ ------------------ ------------------ ------------- ---------------
(1,108,710)              (855)         4,220,361          2,629,800         11,482,939  (1,332,678)          131,263
 1,627,175          1,628,030                 --                 --                 --   2,320,697         2,189,434
------------- ---------------- ------------------ ------------------ ------------------ ------------- ---------------
 $ 518,465        $ 1,627,175        $ 4,220,361        $ 2,629,800       $ 11,482,939   $ 988,019       $ 2,320,697
============= ================ ================== ================== ================== ============= ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                     LMPVET AGGRESSIVE GROWTH   LMPVET APPRECIATION  LMPVET CAPITAL AND INCOME
                                            INVESTMENT OPTION     INVESTMENT OPTION          INVESTMENT OPTION
                                   --------------------------- --------------------- --------------------------
                                          2008           2007      2008        2007       2008         2007 (b)
                                   -------------- ------------ ----------- --------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ (5,353)     $ (13,324)    $ 141       $ 415   $ 10,843        $ 20,515
  Net realized gains (losses)          (12,410)       412,346    (6,731)      3,155   (158,989)        272,989
  Change in unrealized gains
     (losses) on investments        (1,295,847)      (284,944)   (1,515)     (4,710)  (337,934)       (273,454)
                                   -------------- ------------ ----------- --------- ------------ -------------
     Net increase (decrease)
       in net assets resulting
       from operations              (1,313,610)       114,078    (8,105)     (1,140)  (486,080)         20,050
                                   -------------- ------------ ----------- --------- ------------ -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                111,226        575,652        --          --     20,733          23,816
  Net transfers (including fixed
     account)                       (2,463,465)    (1,165,236)  (22,719)     44,217   (103,351)      1,639,539
  Policy charges                       (49,038)       (72,287)     (274)        (88)   (19,823)        (22,673)
  Transfers for policy benefits
     and terminations                 (560,696)      (172,776)     (146)         --   (144,350)          2,392
                                   -------------- ------------ ----------- --------- ------------ -------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (2,961,973)      (834,647)  (23,139)     44,129   (246,791)      1,643,074
                                   -------------- ------------ ----------- --------- ------------ -------------
     Net increase (decrease)
       in net assets                (4,275,583)      (720,569)  (31,244)     42,989   (732,871)      1,663,124
NET ASSETS:
  Beginning of period                5,824,755      6,545,324    42,989          --  1,663,124              --
                                   -------------- ------------ ----------- --------- ------------ -------------
  End of period                    $ 1,549,172    $ 5,824,755  $ 11,745    $ 42,989  $ 930,253     $ 1,663,124
                                   ============== ============ =========== ========= ============ =============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                          LMPVET INTERNATIONAL ALL CAP
         LMPVET EQUITY INDEX    LMPVET FUNDAMENTAL VALUE                   OPPORTUNITY            LMPVET INVESTORS
           INVESTMENT OPTION           INVESTMENT OPTION             INVESTMENT OPTION           INVESTMENT OPTION
----------------------------- --------------------------- ----------------------------- ---------------------------
        2008            2007         2008           2007       2008               2007         2008           2007
--------------- ------------- -------------- ------------ ------------ ---------------- -------------- ------------
   $ 356,777       $ 426,226     $ 43,306       $ 44,959   $ 13,174            $ 6,909     $ 40,494       $ 75,502
  (1,723,065)      3,189,886     (445,901)       732,389   (129,609)           535,560      (51,279)       670,076
  (7,692,564)     (2,293,350)    (976,494)      (751,679)  (274,381)          (474,683)  (2,035,330)      (437,140)
--------------- ------------- -------------- ------------ ------------ ---------------- -------------- ------------
  (9,058,852)      1,322,762   (1,379,089)        25,669   (390,816)            67,786   (2,046,115)       308,438
--------------- ------------- -------------- ------------ ------------ ---------------- -------------- ------------
     346,969       1,299,911       91,057        246,966     25,046             52,755      147,021        270,565
  (1,419,196)     (2,430,679)    (958,500)     4,422,088   (116,405)           (84,094)  (1,776,729)      (909,073)
    (282,621)       (320,737)     (47,521)       (81,013)    (7,518)            (9,771)     (69,232)       (88,851)
  (3,849,269)     (1,321,350)    (317,275)    (4,848,295)      (893)            (1,653)    (650,122)       (12,488)
--------------- ------------- -------------- ------------ ------------ ---------------- -------------- ------------
  (5,204,117)     (2,772,855)  (1,232,239)      (260,254)   (99,770)           (42,763)  (2,349,062)      (739,847)
--------------- ------------- -------------- ------------ ------------ ---------------- -------------- ------------
 (14,262,969)     (1,450,093)  (2,611,328)      (234,585)  (490,586)            25,023   (4,395,177)      (431,409)
  26,012,799      27,462,892    4,704,384      4,938,969    987,995            962,972    7,237,196      7,668,605
--------------- ------------- -------------- ------------ ------------ ---------------- -------------- ------------
$ 11,749,830    $ 26,012,799  $ 2,093,056    $ 4,704,384  $ 497,409          $ 987,995  $ 2,842,019    $ 7,237,196
=============== ============= ============== ============ ============ ================ ============== ============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                      LMPVET LARGE CAP GROWTH    LMPVET SOCIAL AWARENESS  LMPVIT GLOBAL HIGH YIELD BOND
                                            INVESTMENT OPTION          INVESTMENT OPTION              INVESTMENT OPTION
                                   --------------------------- -------------------------- ------------------------------
                                          2008           2007        2008           2007         2008              2007
                                   -------------- ------------ ------------- ------------ -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ (7,972)     $ (14,585)   $ 16,101       $ 24,302    $ 588,398       $ 1,118,785
  Net realized gains (losses)       (1,329,109)       291,389    (111,090)       429,731   (1,355,625)          302,462
  Change in unrealized gains
     (losses) on investments        (1,309,040)       112,891    (294,179)      (238,456)  (1,726,499)         (962,511)
                                   -------------- ------------ ------------- ------------ -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations              (2,646,121)       389,695    (389,168)       215,577   (2,493,726)          458,736
                                   -------------- ------------ ------------- ------------ -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                114,785        788,695       8,373         47,793      237,230           449,860
  Net transfers (including fixed
     account)                       (4,444,288)       (99,068)   (794,721)      (243,198)  (9,139,349)        7,031,490
  Policy charges                       (63,304)       (80,478)    (19,611)       (20,639)    (161,811)         (169,774)
  Transfers for policy benefits
     and terminations                 (194,649)       (52,532)   (134,974)          (502)     (41,197)      (12,105,975)
                                   -------------- ------------ ------------- ------------ -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (4,587,456)       556,617    (940,933)      (216,546)  (9,105,127)       (4,794,399)
                                   -------------- ------------ ------------- ------------ -------------- ---------------
     Net increase (decrease)
       in net assets                (7,233,577)       946,312  (1,330,101)          (969) (11,598,853)       (4,335,663)
NET ASSETS:
  Beginning of period                8,324,580      7,378,268   2,124,902      2,125,871   15,660,036        19,995,699
                                   -------------- ------------ ------------- ------------ -------------- ---------------
  End of period                    $ 1,091,003    $ 8,324,580   $ 794,801    $ 2,124,902  $ 4,061,183      $ 15,660,036
                                   ============== ============ ============= ============ ============== ===============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     LMPVIT STRATEGIC BOND    MIST BLACKROCK HIGH YIELD  MIST BLACKROCK LARGE CAP CORE  MIST CLARION GLOBAL REAL ESTATE
         INVESTMENT OPTION            INVESTMENT OPTION              INVESTMENT OPTION                INVESTMENT OPTION
--------------------------- ---------------------------- ------------------------------ --------------------------------
       2008           2007         2008         2007 (b)        2008              2007          2008               2007
-------------- ------------ -------------- ------------- -------------- --------------- --------------- ----------------
   $ 79,804      $ 232,070  $ 1,262,107       $ (10,825)    $ 38,720          $ (1,295)    $ 573,361          $ 634,270
   (526,809)       (17,747)  (3,348,152)        (48,061)    (523,876)          130,978    (5,068,120)         4,649,492
    (43,658)      (130,762)  (3,012,141)       (306,919)  (3,212,019)          (44,901)   (7,979,249)       (15,240,973)
-------------- ------------ -------------- ------------- -------------- --------------- --------------- ----------------
   (490,663)        83,561   (5,098,186)       (365,805)  (3,697,175)           84,782   (12,474,008)        (9,957,211)
-------------- ------------ -------------- ------------- -------------- --------------- --------------- ----------------
    120,031        284,369    1,006,695       1,060,741      215,270            78,707       994,783          2,704,708
   (883,724)       (25,357)  (4,655,737)     18,163,951      353,503         8,507,639   (11,081,501)       (17,874,699)
    (24,642)       (37,623)    (144,559)       (131,583)    (142,003)          (38,835)     (289,672)          (532,410)
 (2,670,548)        (6,635)    (952,762)         28,309      (10,169)          (33,532)   (4,500,088)        (5,185,064)
-------------- ------------ -------------- ------------- -------------- --------------- --------------- ----------------
 (3,458,883)       214,754   (4,746,363)     19,121,418      416,601         8,513,979   (14,876,478)       (20,887,465)
-------------- ------------ -------------- ------------- -------------- --------------- --------------- ----------------
 (3,949,546)       298,315   (9,844,549)     18,755,613   (3,280,574)        8,598,761   (27,350,486)       (30,844,676)
  4,977,502      4,679,187   18,755,613              --    9,442,669           843,908    40,027,803         70,872,479
-------------- ------------ -------------- ------------- -------------- --------------- --------------- ----------------
$ 1,027,956    $ 4,977,502  $ 8,911,064    $ 18,755,613  $ 6,162,095       $ 9,442,669  $ 12,677,317       $ 40,027,803
============== ============ ============== ============= ============== =============== =============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                            MIST HARRIS OAKMARK                                      MIST LAZARD
                                                  INTERNATIONAL              MIST JANUS FORTY            MID CAP
                                              INVESTMENT OPTION             INVESTMENT OPTION  INVESTMENT OPTION
                                   ----------------------------- ----------------------------- ------------------
                                           2008            2007          2008            2007            2008 (a)
                                   --------------- ------------- --------------- ------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 360,136        $ 97,072     $ 885,821        $ (9,136)          $ (4,313)
  Net realized gains (losses)        (1,764,508)      1,004,710      (946,642)      2,161,250           (172,475)
  Change in unrealized gains
     (losses) on investments         (9,230,762)     (2,508,938)   (5,405,892)      1,308,212         (1,069,302)
                                   --------------- ------------- --------------- ------------- ------------------
     Net increase (decrease)
       in net assets resulting
       from operations              (10,635,134)     (1,407,156)   (5,466,713)      3,460,326         (1,246,090)
                                   --------------- ------------- --------------- ------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,121,973       2,062,738       411,207         622,547             28,701
  Net transfers (including fixed
     account)                        (2,099,054)     13,348,852    25,403,867        (725,968)         3,521,742
  Policy charges                       (227,314)       (190,147)     (220,277)       (171,133)           (51,635)
  Transfers for policy benefits
     and terminations                  (181,606)     (2,454,043)  (11,410,206)       (372,717)          (183,936)
                                   --------------- ------------- --------------- ------------- ------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      (1,386,001)     12,767,400    14,184,591        (647,271)         3,314,872
                                   --------------- ------------- --------------- ------------- ------------------
     Net increase (decrease)
       in net assets                (12,021,135)     11,360,244     8,717,878       2,813,055          2,068,782
NET ASSETS:
  Beginning of period                23,644,971      12,284,727    15,475,331      12,662,276                 --
                                   --------------- ------------- --------------- ------------- ------------------
  End of period                    $ 11,623,836    $ 23,644,971  $ 24,193,209    $ 15,475,331        $ 2,068,782
                                   =============== ============= =============== ============= ==================

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

        MIST LOOMIS SAYLES            MIST LORD ABBETT             MIST LORD ABBETT             MIST LORD ABBETT
            GLOBAL MARKETS              BOND DEBENTURE            GROWTH AND INCOME                MID CAP VALUE
         INVESTMENT OPTION           INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION
--------------------------- --------------------------- ---------------------------- ----------------------------
       2008        2007 (b)        2008           2007         2008            2007         2008            2007
-------------- ------------ -------------- ------------ -------------- ------------- -------------- -------------
  $ 519,524      $ (11,158)    $ 84,337      $ 397,891    $ 146,539        $ 61,938    $ 101,375        $ 33,469
   (164,822)      (403,331)      17,610        151,532   (2,770,936)        566,840   (9,636,823)      1,478,497
 (3,435,684)       865,956     (431,902)      (256,798)  (2,200,779)       (325,220)    (566,235)     (3,736,719)
-------------- ------------ -------------- ------------ -------------- ------------- -------------- -------------
 (3,080,982)       451,467     (329,955)       292,625   (4,825,176)        303,558  (10,101,683)     (2,224,753)
-------------- ------------ -------------- ------------ -------------- ------------- -------------- -------------
    221,856         29,723       64,292        330,258      388,827         745,110    1,132,053       1,570,296
 (2,818,350)     9,797,691      279,791     (2,608,481)  (6,492,958)      6,121,667  (17,477,668)     22,714,114
   (127,726)       (53,407)     (25,167)       (48,282)     (74,226)        (74,142)    (182,365)       (167,801)
    (68,371)      (331,825)    (396,536)    (2,650,437)    (430,468)        (34,030)    (171,806)         (5,752)
-------------- ------------ -------------- ------------ -------------- ------------- -------------- -------------
 (2,792,591)     9,442,182      (77,620)    (4,976,942)  (6,608,825)      6,758,605  (16,699,786)     24,110,857
-------------- ------------ -------------- ------------ -------------- ------------- -------------- -------------
 (5,873,573)     9,893,649     (407,575)    (4,684,317) (11,434,001)      7,062,163  (26,801,469)     21,886,104
  9,893,649             --    2,030,107      6,714,424   14,525,509       7,463,346   31,478,015       9,591,911
-------------- ------------ -------------- ------------ -------------- ------------- -------------- -------------
$ 4,020,076    $ 9,893,649  $ 1,622,532    $ 2,030,107  $ 3,091,508    $ 14,525,509  $ 4,676,546    $ 31,478,015
============== ============ ============== ============ ============== ============= ============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                MIST MET/AIM              MIST MET/AIM             MIST MFS EMERGING
                                        CAPITAL APPRECIATION          SMALL CAP GROWTH                MARKETS EQUITY
                                           INVESTMENT OPTION         INVESTMENT OPTION             INVESTMENT OPTION
                                   ---------------------------- ------------------------- ---------------------------
                                         2008           2007         2008         2007           2008        2007 (b)
                                   ------------- -------------- ------------ ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 28,629       $ (3,726)      $ (369)      $ (801)      $ 76,627       $ (9,528)
  Net realized gains (losses)        (331,454)       (47,044)     (34,041)      68,855       (513,757)       250,580
  Change in unrealized gains
     (losses) on investments         (309,505)       344,428      (74,013)     (11,743)    (4,087,197)     1,282,745
                                   ------------- -------------- ------------ ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations               (612,330)       293,658     (108,423)      56,311     (4,524,327)     1,523,797
                                   ------------- -------------- ------------ ------------ -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                59,857        167,296       10,485       22,813        406,682        337,943
  Net transfers (including fixed
     account)                        (926,230)      (883,033)    (204,200)     137,645      2,065,784      5,548,201
  Policy charges                      (14,429)       (24,931)      (2,478)      (3,566)       (84,585)       (70,116)
  Transfers for policy benefits
     and terminations                 (99,243)      (183,714)        (885)        (326)    (1,937,941)      (119,908)
                                   ------------- -------------- ------------ ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      (980,045)      (924,382)    (197,078)     156,566        449,940      5,696,120
                                   ------------- -------------- ------------ ------------ -------------- ------------
     Net increase (decrease)
       in net assets               (1,592,375)      (630,724)    (305,501)     212,877     (4,074,387)     7,219,917
NET ASSETS:
  Beginning of period               2,144,475      2,775,199      457,898      245,021      7,219,917             --
                                   ------------- -------------- ------------ ------------ -------------- ------------
  End of period                     $ 552,100    $ 2,144,475    $ 152,397    $ 457,898    $ 3,145,530    $ 7,219,917
                                   ============= ============== ============ ============ ============== ============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                         MIST PIMCO INFLATION
MIST MFS RESEARCH INTERNATIONAL                PROTECTED BOND    MIST PIONEER FUND  MIST PIONEER STRATEGIC INCOME
              INVESTMENT OPTION             INVESTMENT OPTION    INVESTMENT OPTION              INVESTMENT OPTION
-------------------------------- ----------------------------- -------------------- -----------------------------
       2008             2007 (b)         2008         2007 (b)    2008        2007   2008                    2007
-------------- ----------------- --------------- ------------- ---------- --------- -------- --------------------
  $ 106,098           $ (10,659)  $ 1,410,269       $ (51,504)   $ 176       $ 330   $ --                    $ --
   (869,619)             38,652       970,516         (18,311)  (1,738)      5,807     (1)                     --
 (2,302,707)            390,136    (4,232,413)      2,204,576   (3,869)        333    (93)                     --
-------------- ----------------- --------------- ------------- ---------- --------- -------- --------------------
 (3,066,228)            418,129    (1,851,628)      2,134,761   (5,431)      6,470    (94)                     --
-------------- ----------------- --------------- ------------- ---------- --------- -------- --------------------
     94,869             107,622       363,362         210,448       --         552     54                      --
    685,490           7,514,405     4,506,057      36,435,010  (44,137)    (78,710)   778                      --
   (120,385)           (107,196)     (478,972)       (375,372)    (142)       (742)    (7)                     --
 (2,671,388)             28,615    (1,129,238)     (6,337,127)     (84)         --     --                      --
-------------- ----------------- --------------- ------------- ---------- --------- -------- --------------------
 (2,011,414)          7,543,446     3,261,209      29,932,959  (44,363)    (78,900)   825                      --
-------------- ----------------- --------------- ------------- ---------- --------- -------- --------------------
 (5,077,642)          7,961,575     1,409,581      32,067,720  (49,794)    (72,430)   731                      --
  7,961,575                  --    32,067,720              --   53,277     125,707     --                      --
-------------- ----------------- --------------- ------------- ---------- --------- -------- --------------------
$ 2,883,933         $ 7,961,575  $ 33,477,301    $ 32,067,720  $ 3,483    $ 53,277  $ 731                    $ --
============== ================= =============== ============= ========== ========= ======== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                        MIST T. ROWE
                                       PRICE MID CAP            MIST THIRD AVENUE               MSF BLACKROCK
                                              GROWTH              SMALL CAP VALUE           AGGRESSIVE GROWTH
                                   INVESTMENT OPTION            INVESTMENT OPTION           INVESTMENT OPTION
                                   ------------------ ---------------------------- ---------------------------
                                             2008 (a)        2008         2007 (b)        2008           2007
                                   ------------------ -------------- ------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                $ (734)   $ 119,868       $ (47,177)   $ (13,935)     $ (17,999)
  Net realized gains (losses)                (44,909)  (2,271,823)       (555,147)     (81,503)       163,046
  Change in unrealized gains
     (losses) on investments                (248,142)  (2,118,851)     (1,992,793)  (3,397,849)     1,369,910
                                   ------------------ -------------- ------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                      (293,785)  (4,270,806)     (2,595,117)  (3,493,287)     1,514,957
                                   ------------------ -------------- ------------- -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                           --      926,593         275,895      137,368        434,304
  Net transfers (including fixed
     account)                                795,604   (4,231,637)     32,087,456   (1,334,084)      (113,143)
  Policy charges                              (4,701)    (298,407)       (358,310)    (106,885)      (105,944)
  Transfers for policy benefits
     and terminations                             13   (8,459,687)     (3,336,463)    (795,063)       (43,220)
                                   ------------------ -------------- ------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions              790,916  (12,063,138)     28,668,578   (2,098,664)       171,997
                                   ------------------ -------------- ------------- -------------- ------------
     Net increase (decrease)
       in net assets                         497,131  (16,333,944)     26,073,461   (5,591,951)     1,686,954
NET ASSETS:
  Beginning of period                             --   26,073,461              --    9,301,631      7,614,677
                                   ------------------ -------------- ------------- -------------- ------------
  End of period                            $ 497,131  $ 9,739,517    $ 26,073,461  $ 3,709,680    $ 9,301,631
                                   ================== ============== ============= ============== ============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                            MSF BLACKROCK
  MSF BLACKROCK BOND INCOME  MSF BLACKROCK DIVERSIFIED    LARGE CAP VALUE    MSF BLACKROCK MONEY MARKET
          INVESTMENT OPTION          INVESTMENT OPTION  INVESTMENT OPTION             INVESTMENT OPTION
---------------------------- -------------------------- ------------------ -----------------------------
       2008            2007        2008        2007 (b)           2008 (a)         2008            2007
-------------- ------------- ------------- ------------ ------------------ --------------- -------------
  $ 349,962       $ 296,992    $ 88,742       $ (6,630)            $ (388)  $ 4,227,217     $ 7,279,090
    305,658          32,342    (860,701)        13,480                 --            --              --
   (793,247)        265,348    (207,868)        51,977            221,484            --              --
-------------- ------------- ------------- ------------ ------------------ --------------- -------------
   (137,627)        594,682    (979,827)        58,827            221,096     4,227,217       7,279,090
-------------- ------------- ------------- ------------ ------------------ --------------- -------------
    123,485         291,870     131,206        290,122                 --    13,459,589      55,922,289
 (3,174,608)        940,757  (1,128,971)     3,514,324          4,932,850     1,675,606       4,855,885
    (93,438)       (126,117)    (35,125)       (38,288)                --    (2,471,011)     (1,958,022)
 (2,359,318)       (109,179) (1,349,613)       (15,363)                --   (39,254,739)     (2,988,176)
-------------- ------------- ------------- ------------ ------------------ --------------- -------------
 (5,503,879)        997,331  (2,382,503)     3,750,795          4,932,850   (26,590,555)     55,831,976
-------------- ------------- ------------- ------------ ------------------ --------------- -------------
 (5,641,506)      1,592,013  (3,362,330)     3,809,622          5,153,946   (22,363,338)     63,111,066
 10,493,386       8,901,373   3,809,622             --                 --   181,026,556     117,915,490
-------------- ------------- ------------- ------------ ------------------ --------------- -------------
$ 4,851,880    $ 10,493,386   $ 447,292    $ 3,809,622        $ 5,153,946  $158,663,218    $181,026,556
============== ============= ============= ============ ================== =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                   MSF CAPITAL GUARDIAN U.S. EQUITY            MSF FI LARGE CAP         MSF FI VALUE LEADERS
                                                  INVESTMENT OPTION           INVESTMENT OPTION            INVESTMENT OPTION
                                   --------------------------------- --------------------------- ----------------------------
                                          2008                 2007         2008           2007         2008            2007
                                   -------------- ------------------ -------------- ------------ -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 18,187              $ 7,952     $ (4,129)      $ (1,515)   $ 207,184        $ 93,724
  Net realized gains (losses)          (48,251)             186,380     (176,679)       211,565   (2,398,600)      1,599,962
  Change in unrealized gains
     (losses) on investments          (798,141)            (185,318)    (890,143)       (95,713)  (3,850,132)     (1,108,149)
                                   -------------- ------------------ -------------- ------------ -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                (828,205)               9,014   (1,070,951)       114,337   (6,041,548)        585,537
                                   -------------- ------------------ -------------- ------------ -------------- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 13,256               63,663      107,704        344,910      718,110       1,657,176
  Net transfers (including fixed
     account)                         (404,775)            (268,404)     137,631       (219,268)  (3,984,344)     (2,807,466)
  Policy charges                       (24,056)             (28,097)     (23,109)       (32,901)    (175,361)       (197,861)
  Transfers for policy benefits
     and terminations                  (54,072)                (786)    (196,021)      (387,127)  (1,702,649)        (33,580)
                                   -------------- ------------------ -------------- ------------ -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions       (469,647)            (233,624)      26,205       (294,386)  (5,144,244)     (1,381,731)
                                   -------------- ------------------ -------------- ------------ -------------- -------------
     Net increase (decrease)
       in net assets                (1,297,852)            (224,610)  (1,044,746)      (180,049) (11,185,792)       (796,194)
NET ASSETS:
  Beginning of period                2,351,256            2,575,866    2,352,211      2,532,260   17,016,803      17,812,997
                                   -------------- ------------------ -------------- ------------ -------------- -------------
  End of period                    $ 1,053,404          $ 2,351,256  $ 1,307,465    $ 2,352,211  $ 5,831,011    $ 17,016,803
                                   ============== ================== ============== ============ ============== =============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                            MSF METLIFE
               MSF METLIFE                  MSF METLIFE  MSF METLIFE CONSERVATIVE TO            MID CAP
     AGGRESSIVE ALLOCATION      CONSERVATIVE ALLOCATION          MODERATE ALLOCATION        STOCK INDEX
         INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION  INVESTMENT OPTION
--------------------------- ---------------------------- ---------------------------- ------------------
       2008           2007           2008          2007           2008          2007            2008 (a)
-------------- ------------ ---------------- ----------- ---------------- ----------- ------------------
$    19,786    $    (5,920)    $   15,757    $   (5,971) $    68,538      $   (13,665)         $     (12)
 (2,246,697)        80,056        (56,544)      241,881     (1,200,807)       603,487                 --
 (1,859,888)        (4,090)      (123,606)     (185,094)      (900,839)      (413,513)             9,271
-------------- ------------ ---------------- ----------- ---------------- ----------- ------------------
 (4,086,799)        70,046       (164,393)       50,816     (2,033,108)       176,309              9,259
-------------- ------------ ---------------- ----------- ---------------- ----------- ------------------
  1,179,621        190,079        131,091        74,676         52,492         32,162                108
   (628,041)     5,409,660        232,957    (2,208,698)    (3,646,055)    (2,207,684)           151,006
    (74,971)       (28,664)       (29,238)      (20,035)       (35,775)       (21,627)                (4)
     (8,840)      (180,277)        (2,949)     (796,031)        (9,365)      (309,457)                --
-------------- ------------ ---------------- ----------- ---------------- ----------- ------------------
    467,769      5,390,798        331,861    (2,950,088)    (3,638,703)    (2,506,606)           151,110
-------------- ------------ ---------------- ----------- ---------------- ----------- ------------------
 (3,619,030)     5,460,844        167,468    (2,899,272)    (5,671,811)    (2,330,297)           160,369
  6,807,549      1,346,705      2,042,991     4,942,263      8,101,928     10,432,225                 --
-------------- ------------ ---------------- ----------- ---------------- ----------- ------------------
$ 3,188,519    $ 6,807,549     $2,210,459    $2,042,991  $   2,430,117    $ 8,101,928          $ 160,369
============== ============ ================ =========== ================ =========== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                      MSF METLIFE MODERATE TO
                                   MSF METLIFE MODERATE ALLOCATION      AGGRESSIVE ALLOCATION       MSF METLIFE STOCK INDEX
                                                 INVESTMENT OPTION          INVESTMENT OPTION             INVESTMENT OPTION
                                   -------------------------------- -------------------------- -----------------------------
                                          2008                2007        2008           2007          2008         2007 (b)
                                   -------------- ----------------- ------------- ------------ --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 78,560           $ (19,983)    $ 8,207       $ (2,293)  $ 1,135,562       $ (81,140)
  Net realized gains (losses)       (3,185,642)             23,066    (137,235)        30,480   (11,984,284)         58,048
  Change in unrealized gains
     (losses) on investments          (659,800)            144,960    (343,093)        (7,962)  (17,174,247)       (531,203)
                                   -------------- ----------------- ------------- ------------ --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations              (3,766,882)            148,043    (472,121)        20,225   (28,022,969)       (554,295)
                                   -------------- ----------------- ------------- ------------ --------------- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                263,675             152,155      26,666         19,814     2,389,156         488,071
  Net transfers (including fixed
     account)                       (8,043,252)         10,409,063    (614,526)     1,569,123   (18,399,138)     77,343,949
  Policy charges                       (54,002)            (43,186)    (21,654)        (9,656)     (558,438)       (479,847)
  Transfers for policy benefits
     and terminations                 (124,695)           (220,409)    (10,710)      (271,021)   (4,588,825)        111,059
                                   -------------- ----------------- ------------- ------------ --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (7,958,274)         10,297,623    (620,224)     1,308,260   (21,157,245)     77,463,232
                                   -------------- ----------------- ------------- ------------ --------------- -------------
     Net increase (decrease)
       in net assets               (11,725,156)         10,445,666  (1,092,345)     1,328,485   (49,180,214)     76,908,937
NET ASSETS:
  Beginning of period               12,802,528           2,356,862   1,850,573        522,088    76,908,937              --
                                   -------------- ----------------- ------------- ------------ --------------- -------------
  End of period                    $ 1,077,372        $ 12,802,528   $ 758,228    $ 1,850,573  $ 27,728,723    $ 76,908,937
                                   ============== ================= ============= ============ =============== =============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

        MSF MFS TOTAL RETURN      MSF MFS VALUE  MSF OPPENHEIMER GLOBAL EQUITY        MSF RUSSELL 2000 INDEX
           INVESTMENT OPTION  INVESTMENT OPTION              INVESTMENT OPTION             INVESTMENT OPTION
----------------------------- ------------------ ------------------------------ -----------------------------
        2008            2007            2008 (a)      2008                2007          2008         2007 (b)
--------------- ------------- ------------------ ------------ ----------------- --------------- -------------
   $ 960,219       $ 662,916              $ (42)  $ 16,259             $ 9,038     $ 241,638       $ (37,825)
     (37,525)      2,484,746               (120)   (67,885)             84,913    (7,001,830)       (172,080)
  (9,602,276)     (1,472,329)            (9,446)  (306,598)            (17,814)   (5,046,023)     (1,974,665)
--------------- ------------- ------------------ ------------ ----------------- --------------- -------------
  (8,679,582)      1,675,333             (9,608)  (358,224)             76,137   (11,806,215)     (2,184,570)
--------------- ------------- ------------------ ------------ ----------------- --------------- -------------
   1,139,512       1,525,098                 --     19,867             166,224       308,882         272,125
   6,163,403     (10,214,258)            39,066   (128,213)           (341,644)   (2,418,014)     31,923,928
    (413,520)       (584,689)              (273)   (10,819)            (13,390)     (279,377)       (225,163)
  (9,230,000)       (267,170)                85   (142,883)             (1,422)   (1,923,249)     (1,118,826)
--------------- ------------- ------------------ ------------ ----------------- --------------- -------------
  (2,340,605)     (9,541,019)            38,878   (262,048)           (190,232)   (4,311,758)     30,852,064
--------------- ------------- ------------------ ------------ ----------------- --------------- -------------
 (11,020,187)     (7,865,686)            29,270   (620,272)           (114,095)  (16,117,973)     28,667,494
  37,563,528      45,429,214                 --  1,099,890           1,213,985    28,667,494              --
--------------- ------------- ------------------ ------------ ----------------- --------------- -------------
$ 26,543,341    $ 37,563,528           $ 29,270  $ 479,618         $ 1,099,890  $ 12,549,521    $ 28,667,494
=============== ============= ================== ============ ================= =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                 MSF T. ROWE PRICE MSF WESTERN ASSET MANAGEMENT
                                                  LARGE CAP GROWTH              U.S. GOVERNMENT       PIMCO VIT TOTAL RETURN
                                                 INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION
                                   ------------------------------- ---------------------------- -----------------------------
                                             2008             2007          2008           2007           2008          2007
                                   -------------- ---------------- ------------- ------------ ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $     2,043    $      (1,933)   $   878,645    $   524,447  $   6,235,147    $   6,397,481
  Net realized gains (losses)          (22,241)         212,977        204,749         66,439      3,901,341         (938,637)
  Change in unrealized gains
     (losses) on investments        (1,137,550)         (48,211)    (1,090,616)       370,980     (3,437,998)       5,415,631
                                   -------------- ---------------- ------------- ------------ ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations              (1,157,748)         162,833         (7,222)       961,866      6,698,490       10,874,475
                                   -------------- ---------------- ------------- ------------ ---------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                133,777          185,698        245,577        848,202      4,101,278        4,681,130
  Net transfers (including fixed
     account)                          (90,886)        (571,070)    (5,649,829)     2,658,921     15,278,795       (4,303,764)
  Policy charges                       (27,815)         (35,325)      (245,579)      (217,322)      (708,583)      (1,285,785)
  Transfers for policy benefits
     and terminations                 (389,422)         (83,474)    (1,018,359)       (30,845)   (23,703,651)      (9,691,597)
                                   -------------- ---------------- ------------- ------------ ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions       (374,346)        (504,171)    (6,668,190)     3,258,956     (5,032,161)     (10,600,016)
                                   -------------- ---------------- ------------- ------------ ---------------- --------------
     Net increase (decrease)
       in net assets                (1,532,094)        (341,338)    (6,675,412)     4,220,822      1,666,329          274,459
NET ASSETS:
  Beginning of period                3,046,813        3,388,151     23,801,308     19,580,486    140,174,998      139,900,539
                                   -------------- ---------------- ------------- ------------ ---------------- --------------
  End of period                    $ 1,514,719    $ 3,046,813      $17,125,896    $23,801,308  $ 141,841,327    $ 140,174,998
                                   ============== ================ ============= ============ ================ ==============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                    PIONEER VCT
      PIMCO VIT LOW DURATION   EMERGING MARKETS   PIONEER VCT MID CAP VALUE  PUTNAM VT DISCOVERY GROWTH
           INVESTMENT OPTION  INVESTMENT OPTION           INVESTMENT OPTION           INVESTMENT OPTION
----------------------------- ------------------ --------------------------- ---------------------------
        2008            2007            2008 (a)        2008           2007       2008             2007
--------------- ------------- ------------------ -------------- ------------ ------------ --------------
   $ 748,663     $ 1,140,583             $ (383)    $ 20,005       $ 36,647   $ 27,568           $ (685)
     356,129         (24,671)              (450)    (487,762)       552,202    (29,275)          32,230
  (1,096,119)        368,924             95,247     (801,931)      (179,802)  (102,922)          (7,085)
--------------- ------------- ------------------ -------------- ------------ ------------ --------------
       8,673       1,484,836             94,414   (1,269,688)       409,047   (104,629)          24,460
--------------- ------------- ------------------ -------------- ------------ ------------ --------------
   1,148,950       1,806,076              2,443      268,540        603,955     16,977           41,590
   3,920,556     (10,059,852)         4,617,076     (977,652)    (1,042,781)  (108,277)          (7,973)
    (198,335)       (197,298)              (334)     (59,008)       (92,409)    (1,963)          (2,535)
    (596,222)     (8,580,099)               (27)    (819,021)    (1,265,975)      (407)          (1,196)
--------------- ------------- ------------------ -------------- ------------ ------------ --------------
   4,274,949     (17,031,173)         4,619,158   (1,587,141)    (1,797,210)   (93,670)          29,886
--------------- ------------- ------------------ -------------- ------------ ------------ --------------
   4,283,622     (15,546,337)         4,713,572   (2,856,829)    (1,388,163)  (198,299)          54,346
  17,613,225      33,159,562                 --    4,920,894      6,309,057    329,403          275,057
--------------- ------------- ------------------ -------------- ------------ ------------ --------------
$ 21,896,847    $ 17,613,225        $ 4,713,572  $ 2,064,065    $ 4,920,894  $ 131,104        $ 329,403
=============== ============= ================== ============== ============ ============ ==============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                             ROYCE MICRO-CAP             ROYCE SMALL-CAP      THE MERGER FUND VL
                                           INVESTMENT OPTION           INVESTMENT OPTION       INVESTMENT OPTION
                                   -------------------------- --------------------------- -----------------------
                                         2008           2007         2008           2007       2008         2007
                                   ------------- ------------ -------------- ------------ ------------ ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 28,381       $ 72,338     $ 52,852       $ (9,726)    $ (417)      $ (457)
  Net realized gains (losses)      (2,245,036)     1,866,857      430,607        359,488      6,117        8,567
  Change in unrealized gains
     (losses) on investments         (523,653)      (707,530)    (799,574)      (621,157)     8,194       (9,461)
                                   ------------- ------------ -------------- ------------ ------------ ----------
     Net increase (decrease)
       in net assets resulting
       from operations             (2,740,308)     1,231,665     (316,115)      (271,395)    13,894       (1,351)
                                   ------------- ------------ -------------- ------------ ------------ ----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                84,073        242,997      147,762        135,627      2,211      117,177
  Net transfers (including fixed
     account)                      (2,738,319)      (507,543)   6,622,004        874,369    292,824     (171,820)
  Policy charges                      (31,560)       (87,549)     (51,381)       (59,243)    (3,293)      (1,819)
  Transfers for policy benefits
     and terminations                  (4,543)         3,487   (4,764,847)      (325,625)      (197)        (531)
                                   ------------- ------------ -------------- ------------ ------------ ----------
     Net increase (decrease)
       in net assets resulting
       from policy transactions    (2,690,349)      (348,608)   1,953,538        625,128    291,545      (56,993)
                                   ------------- ------------ -------------- ------------ ------------ ----------
     Net increase (decrease)
       in net assets               (5,430,657)       883,057    1,637,423        353,733    305,439      (58,344)
NET ASSETS:
  Beginning of period               6,343,196      5,460,139    6,094,441      5,740,708    106,791      165,135
                                   ------------- ------------ -------------- ------------ ------------ ----------
  End of period                     $ 912,539    $ 6,343,196  $ 7,731,864    $ 6,094,441  $ 412,230    $ 106,791
                                   ============= ============ ============== ============ ============ ==========

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

VANGUARD VIF DIVERSIFIED VALUE    VANGUARD VIF EQUITY INDEX  VANGUARD VIF INTERNATIONAL   VANGUARD VIF MID-CAP INDEX
             INVESTMENT OPTION            INVESTMENT OPTION           INVESTMENT OPTION            INVESTMENT OPTION
------------------------------- ---------------------------- --------------------------- ----------------------------
       2008               2007         2008            2007         2008           2007         2008            2007
-------------- ---------------- -------------- ------------- -------------- ------------ -------------- -------------
  $ 447,525          $ 340,374     $ 14,034       $ 349,553     $ 11,894        $ 6,904    $ 183,204       $ 171,451
 (1,127,691)         1,922,420     (205,305)      1,986,675     (905,517)        23,907      (20,013)      1,841,462
 (4,349,417)        (1,063,651)  (5,718,625)       (734,640)  (2,319,939)        63,813   (4,080,910)       (345,109)
-------------- ---------------- -------------- ------------- -------------- ------------ -------------- -------------
 (5,029,583)         1,199,143   (5,909,896)      1,601,588   (3,213,562)        94,624   (3,917,719)      1,667,804
-------------- ---------------- -------------- ------------- -------------- ------------ -------------- -------------
    281,573            329,235       10,550         600,534           --          1,105      216,943         472,010
 (7,667,696)         2,795,986  (11,637,644)      2,179,040    7,165,575        579,860   (7,635,197)      1,677,329
   (196,294)          (207,428)    (136,617)       (264,514)     (55,783)        (5,517)    (153,507)       (159,933)
    (95,136)        (4,725,897)     462,534      (5,770,774)      (2,987)            --      (72,932)     (4,173,676)
-------------- ---------------- -------------- ------------- -------------- ------------ -------------- -------------
 (7,677,553)        (1,808,104) (11,301,177)     (3,255,714)   7,106,805        575,448   (7,644,693)     (2,184,270)
-------------- ---------------- -------------- ------------- -------------- ------------ -------------- -------------
(12,707,136)          (608,961) (17,211,073)     (1,654,126)   3,893,243        670,072  (11,562,412)       (516,466)
 18,862,855         19,471,816   26,263,243      27,917,369      907,720        237,648   15,960,467      16,476,933
-------------- ---------------- -------------- ------------- -------------- ------------ -------------- -------------
$ 6,155,719       $ 18,862,855  $ 9,052,170    $ 26,263,243  $ 4,800,963      $ 907,720  $ 4,398,055    $ 15,960,467
============== ================ ============== ============= ============== ============ ============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                  VANGUARD VIF                 VANGUARD VIF
                                   SHORT-TERM INVESTMENT GRADE         SMALL COMPANY GROWTH
                                             INVESTMENT OPTION            INVESTMENT OPTION
                                   ------------------------------ --------------------------
                                        2008              2007          2008           2007
                                   ------------ ----------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 9,706             $ 177      $ 13,910        $ 2,577
  Net realized gains (losses)         (8,223)                2      (255,953)         7,897
  Change in unrealized gains
     (losses) on investments          (7,932)            1,478      (705,041)      (165,661)
                                   ------------ ----------------- ------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                (6,449)            1,657      (947,084)      (155,187)
                                   ------------ ----------------- ------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                   --                --        46,101         17,086
  Net transfers (including fixed
     account)                        (38,512)          224,344    (2,104,031)     3,063,422
  Policy charges                      (2,519)             (438)      (34,196)       (26,383)
  Transfers for policy benefits
     and terminations                      3                --         7,601       (303,839)
                                   ------------ ----------------- ------------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      (41,028)          223,906    (2,084,525)     2,750,286
                                   ------------ ----------------- ------------- ------------
     Net increase (decrease)
       in net assets                 (47,477)          225,563    (3,031,609)     2,595,099
NET ASSETS:
  Beginning of period                227,710             2,147     4,011,695      1,416,596
                                   ------------ ----------------- ------------- ------------
  End of period                    $ 180,233         $ 227,710     $ 980,086    $ 4,011,695
                                   ============ ================= ============= ============

(a) For the period April 28, 2008 to December 31, 2008.
(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account"), a separate account of MetLife Insurance Company of Connecticut (the "Company"), was established by the Company's Board of Directors on January 15, 1999 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Connecticut Department of Insurance.

The Separate Account is divided into Investment Options, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Option invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

AIM Variable Insurance Funds ("AIM V.I.")
AllianceBernstein Variable Products Series Fund, Inc.
("AllianceBernstein")
American Century Variable Portfolios, Inc. ("American
Century VP")
American Funds Insurance Series ("American Funds")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Fidelity Variable Insurance Products ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust
("FTVIPT")
Janus Aspen Series ("Janus Aspen")
Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")
MFS Variable Insurance Trust ("MFS VIT")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
Oppenheimer Variable Account Fund ("Oppenheimer")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
The Merger Fund VL
The Universal Institutional Funds, Inc. ("UIF")
Van Kampen Life Investment Trust ("Van Kampen LIT")
Vanguard Variable Insurance Fund ("Vanguard VIF")

* See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Investment Options of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Options in accordance with the selection made by the policy owner. The following Investment Options were available for investment as of December 31, 2008:

AIM V.I. International Growth Investment Option
AIM V.I. Global Real Estate Investment Option (a) AllianceBernstein Global Technology Investment Option* (a) AllianceBernstein Intermediate Bond Investment Option* (a) AllianceBernstein International Value Investment Option* (a) American Century VP Vista Investment Option* (a)
American Century VP Ultra Investment Option
American Funds Bond Investment Option* (a)
American Funds Global Growth Investment Option
American Funds Global Small Capitalization Investment Option (a) American Funds Growth Investment Option
American Funds Growth-Income Investment Option
American Funds High-Income Bond Investment Option* (a)
American Funds International Investment Option (a)
American Funds New World Investment Option (a)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

American Funds U.S. Government/AAA Rated Securities Investment Option (a) Delaware VIP Small Cap Value Investment Option
Dreyfus VIF Appreciation Investment Option
Dreyfus VIF Developing Leaders Investment Option
Dreyfus VIF International Value Investment Option* (a)
Fidelity VIP Contrafund Investment Option**
Fidelity VIP Equity-Income Investment Option (a)
Fidelity VIP Freedom 2010 Investment Option (a)
Fidelity VIP Freedom 2015 Investment Option* (a)
Fidelity VIP Freedom 2020 Investment Option (a)
Fidelity VIP Freedom 2025 Investment Option* (a)
Fidelity VIP Freedom 2030 Investment Option (a)
Fidelity VIP Growth & Income Investment Option
Fidelity VIP High Income Investment Option (a)
Fidelity VIP Investment Grade Bond Investment Option (a)
Fidelity VIP Index 500 Investment Option (a)
Fidelity VIP Mid Cap Investment Option
Fidelity VIP Overseas Investment Option
FTVIPT Mutual Discovery Security Investment Option* (a)
FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option
FTVIPT Templeton Developing Markets Securities Investment Option
FTVIPT Templeton Foreign Securities Investment Option
FTVIPT Templeton Global Income Securities Investment Option
Janus Aspen Global Life Sciences Investment Option* (a)
Janus Aspen Global Technology Investment Option
Janus Aspen International Growth Investment Option (a)
Janus Aspen Mid Cap Growth Investment Option (a)
Janus Aspen Mid Cap Value Investment Option (a)
Janus Aspen Worldwide Growth Investment Option
LMPVET Aggressive Growth Investment Option
LMPVET Appreciation Investment Option
LMPVET Capital and Income Investment Option
LMPVET Equity Index Investment Option
LMPVET Fundamental Value Investment Option
LMPVET International All Cap Opportunity Investment Option
LMPVET Investors Investment Option
LMPVET Large Cap Growth Investment Option
LMPVET Social Awareness Investment Option
LMPVIT Global High Yield Bond Investment Option
LMPVIT Strategic Bond Investment Option
MFS VIT Global Equity Investment Option* (a)
MFS VIT High Income Investment Option* (a)
MFS VIT New Discovery Investment Option* (a)
MIST BlackRock High Yield Investment Option
MIST BlackRock Large Cap Core Investment Option
MIST Clarion Global Real Estate Investment Option
MIST Harris Oakmark International Investment Option
MIST Janus Forty Investment Option
MIST Lazard Mid Cap Investment Option (a)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MIST Loomis Sayles Global Markets Investment Option
MIST Lord Abbett Bond Debenture Investment Option
MIST Lord Abbett Growth and Income Investment Option
MIST Lord Abbett Mid Cap Value Investment Option
MIST Met/AIM Capital Appreciation Investment Option
MIST Met/AIM Small Cap Growth Investment Option
MIST MFS Emerging Markets Equity Investment Option
MIST MFS Research International Investment Option
MIST PIMCO Inflation Protected Bond Investment Option
MIST Pioneer Fund Investment Option
MIST Pioneer Strategic Income Investment Option
MIST T. Rowe Price Mid Cap Growth Investment Option (a)
MIST Third Avenue Small Cap Value Investment Option
MIST Van Kampen Mid Cap Growth Investment Option* (a)
MSF BlackRock Aggressive Growth Investment Option
MSF BlackRock Bond Income Investment Option
MSF BlackRock Diversified Investment Option
MSF BlackRock Large Cap Value Investment Option (a)
MSF BlackRock Money Market Investment Option
MSF Capital Guardian U.S. Equity Investment Option
MSF Davis Venture Value Investment Option* (a)
MSF FI Large Cap Investment Option
MSF FI Mid Cap Opportunities Investment Option* (a)
MSF FI Value Leaders Investment Option
MSF Jennison Growth Investment Option* (a)
MSF Julius Baer International Stock Investment Option* (a)
MSF Lehman Brothers Aggregate Bond Index Investment Option* (a) MSF MetLife Aggressive Allocation Investment Option
MSF MetLife Conservative Allocation Investment Option
MSF MetLife Conservative to Moderate Allocation Investment Option MSF MetLife Mid Cap Stock Index Investment Option (a)
MSF MetLife Moderate Allocation Investment Option
MSF MetLife Moderate to Aggressive Allocation Investment Option MSF MetLife Stock Index Investment Option
MSF MFS Total Return Investment Option
MSF MFS Value Investment Option (a)
MSF Morgan Stanley EAFE Index Investment Option* (a)
MSF Oppenheimer Global Equity Investment Option
MSF Russell 2000 Index Investment Option
MSF T. Rowe Price Large Cap Growth Investment Option
MSF Western Asset Management U.S. Government Investment Option Oppenheimer Main Street Small Cap/VA Investment Option* (a)
PIMCO VIT Total Return Investment Option
PIMCO VIT Low Duration Investment Option
Pioneer VCT Emerging Markets Investment Option (a)
Pioneer VCT Mid Cap Value Investment Option
Putnam VT Discovery Growth Investment Option
Putnam VT International Growth and Income Investment Option* (a) Royce Micro-Cap Investment Option

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONCLUDED)

Royce Small-Cap Investment Option
The Merger Fund VL Investment Option
UIF Emerging Markets Debt Investment Option* (a)
UIF Emerging Markets Equity Investment Option* (a)
Van Kampen LIT Comstock Investment Option* (a)
Van Kampen LIT Government Investment Option* (a)
Vanguard VIF Diversified Value Investment Option
Vanguard VIF Equity Index Investment Option
Vanguard VIF International Investment Option
Vanguard VIF Mid-Cap Index Investment Option
Vanguard VIF Short-Term Investment Grade Investment Option
Vanguard VIF Small Company Growth Investment Option
Vanguard VIF Total Stock Market Index Investment Option*

* This Investment Option had no net assets as of December 31, 2008.

** This Investment Option invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.


(a) This Investment Option began operations during the year ended December 31, 2008.

The following Investment Options ceased operations during the year ended December 31, 2008:

LMPVIT Government Investment Option
MIST Batterymarch Mid-Cap Stock Investment Option

The operations of the Investment Options were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGE:

OLD NAME

Neuberger Berman Real Estate Portfolio

NEW NAME

Clarion Global Real Estate Portfolio

MERGER:

OLD NAME

Batterymarch Mid-Cap Stock Portfolio

NEW NAME

Lazard Mid Cap Portfolio

SUBSTITUTION:

OLD NAME

Legg Mason Partners Variable Government Portfolio

NEW NAME

Western Asset Management U.S. Government Portfolio

PORTFOLIO REORGANIZATION:

OLD NAME

MIST MFS Value Portfolio

NEW NAME

MSF MFS Value Portfolio

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Options' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Options.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Investment Options and are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
Funds transferred by the policy owner into or out of Investment Options within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Options.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

CHANGE IN BASIS OF PRESENTATION
In prior year financial statements, the Separate Account presented certain classes of shares of the same portfolio, series or fund as separate and distinct Investment Options. In the current year financial statements and related footnotes, the Investment Options with multiple share classes have been combined and reported as one Investment Option. Combining these Investment Options had no effect on the net assets of the Investment Options or the unit values of the Policies.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

CHANGE IN BASIS OF PRESENTATION -- (CONTINUED)
The presentation for the statements of changes in net assets for the prior year has been conformed to the current year's presentation as follows:

The financial statement line items "Transfers from other funding options" and "Transfers to other funding options" were presented as separate financial statement line items in the prior year. In the current year, these financial statement line items have been combined and are presented as one financial statement line item "Net transfers" for all years presented.

In prior year statements of changes in net assets, the Separate Account reported miscellaneous gains and losses separately within each financial statement line item presented. Miscellaneous gains and losses are now included in one financial statement line item "Transfers for policy benefits and terminations" for all years presented.

In prior year statements of changes in net assets, the Separate Account reported "Policy surrenders" as a financial statement line item. "Policy surrenders" are now included in "Transfers for policy benefits and terminations" for all years presented.

In prior year statements of changes in net assets, the Separate Account reported "Policy surrenders" as a financial statement line item. The "Policy surrenders" line item contained cost of insurance ("COI") and surrenders. COI and surrenders have been reclassified to "Policy charges" and "Transfers for policy benefits and terminations", respectively, for all years presented.

In prior year statements of changes in net assets, the Separate Account reported "Other receipts (payments)" as a financial statement line item. The "Other receipts (payments)" line item contained administrative charges and death claims. The administrative charges and death claims are now included in "Policy charges" and "Transfers for policy benefits and terminations", respectively, for all years presented.

These changes had no effect on the net assets of the Investment Options or unit values of the Policies.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)
Effective January 1, 2008, the Separate Account adopted SFAS 157 and applied the provisions of the statement prospectively to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Investment Option invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of FIN 48 had no impact on the financial statements of each of the Investment Options.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Investment Options.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Options:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2008:

Mortality and Expense Risk 0.05% - 0.50%
                           ===============

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: COI charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. An administrative charge of $5 is assessed monthly. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Options.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

74

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METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                           FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                         ----------------------- ----------------------------
                                                                                       COST OF       PROCEEDS
                                                            SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                         --------- ------------- ------------- --------------
AIM V.I. International Growth Investment Option          1,512,408    44,620,923    19,203,285     23,607,884
AIM V.I. Global Real Estate Investment Option (a)                9            88            88             --
American Century VP Ultra Investment Option                  3,208        29,245        33,790      3,069,905
American Funds Global Growth Investment Option             642,046    13,249,125     8,903,612      7,959,630
American Funds Global Small Capitalization
  Investment Option (a)                                          7            69            69             --
American Funds Growth Investment Option                  1,331,806    74,019,000    39,596,486     22,361,293
American Funds Growth-Income Investment Option           1,253,755    48,323,296    19,007,656     17,144,878
American Funds International Investment Option (a)         611,358    11,459,159    14,614,385      2,908,595
American Funds New World Investment Option (a)                   6            71            71             --
American Funds U.S. Government/AAA Rated Securities
  Investment Option (a)                                    523,134     6,437,643     6,438,144            497
Delaware VIP Small Cap Value Investment Option             467,858    13,528,253     6,146,160      6,543,514
Dreyfus VIF Appreciation Investment Option                  45,151     1,711,363     1,158,018      2,575,389
Dreyfus VIF Developing Leaders Investment Option            48,699     1,682,138       637,201      1,121,001
Fidelity VIP Contrafund Investment Option                  969,575    26,696,955    20,465,636     43,812,706
Fidelity VIP Equity-Income Investment Option (a)            12,529       249,602       251,617          1,563
Fidelity VIP Freedom 2010 Investment Option (a)            647,750     5,504,412     5,504,783            364
Fidelity VIP Freedom 2020 Investment Option (a)            880,042     6,999,706     7,000,229            515
Fidelity VIP Freedom 2030 Investment Option (a)            468,695     3,493,155     3,493,402            240
Fidelity VIP Growth & Income Investment Option               1,028        12,770       694,912      6,713,710
Fidelity VIP High Income Investment Option (a)             960,127     4,022,537     4,022,826            272
Fidelity VIP Investment Grade Bond Investment Option (a)         3            35            35             --
Fidelity VIP Index 500 Investment Option (a)               153,474    15,262,206    15,263,388          1,157
Fidelity VIP Mid Cap Investment Option                   1,501,329    46,155,816    25,405,873     33,752,600
Fidelity VIP Overseas Investment Option                    899,469    18,001,329    16,582,973     19,536,308
FTVIPT Franklin Small-Mid Cap Growth Securities
  Investment Option                                        457,449     8,670,728     4,047,595      4,893,519
FTVIPT Templeton Developing Markets Securities
  Investment Option                                      1,012,360    12,128,062    15,942,046     32,240,924
FTVIPT Templeton Foreign Securities Investment Option    1,140,038    17,309,705    12,246,183      8,051,698
FTVIPT Templeton Global Income Securities
  Investment Option                                        616,188    10,481,928    12,394,320     11,773,707
Janus Aspen Global Technology Investment Option            178,793       790,909     1,666,075      2,220,800
Janus Aspen International Growth Investment Option (a)     162,260     4,097,068     4,097,355            288
Janus Aspen Mid Cap Growth Investment Option (a)           127,044     2,498,951     2,499,127            177
Janus Aspen Mid Cap Value Investment Option (a)          1,079,233    13,071,638    13,181,078         90,560
Janus Aspen Worldwide Growth Investment Option              51,729     1,488,559       489,729        933,858
LMPVET Aggressive Growth Investment Option                 159,384     2,276,909       934,268      3,901,655
LMPVET Appreciation Investment Option                          666        17,976        29,978         50,591
LMPVET Capital and Income Investment Option                119,419     1,541,663       679,782        882,887
LMPVET Equity Index Investment Option                      591,933    17,474,195     7,986,081     12,363,516
LMPVET Fundamental Value Investment Option                 155,970     3,346,529       891,837      2,078,233
LMPVET International All Cap Opportunity
  Investment Option                                        101,313     1,183,405       121,014        207,590
LMPVET Investors Investment Option                         279,730     3,909,464     1,701,626      3,876,530
LMPVET Large Cap Growth Investment Option                  105,215     1,530,190     1,055,731      5,651,240
LMPVET Social Awareness Investment Option                   43,696     1,048,426       508,587      1,433,423
LMPVIT Global High Yield Bond Investment Option            766,261     6,768,549     3,094,243     11,611,294
LMPVIT Strategic Bond Investment Option                    134,909     1,323,936     1,085,826      4,464,940
MIST BlackRock High Yield Investment Option              1,533,761    12,230,215     9,253,273     12,737,567
MIST BlackRock Large Cap Core Investment Option            930,836     9,364,149    14,404,651     13,450,762
MIST Clarion Global Real Estate Investment Option        1,713,162    24,417,677    13,048,684     24,309,070
MIST Harris Oakmark International Investment Option      1,356,346    22,232,145     9,827,355      7,464,123
MIST Janus Forty Investment Option                         535,013    27,759,376    34,006,820     18,538,090

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                              FOR THE YEAR ENDED
                                                            AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                            ----------------------- ----------------------------
                                                                                          COST OF       PROCEEDS
                                                                SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                            ---------- ------------ ------------- --------------
    MIST Lazard Mid Cap Investment Option (a)                  298,534    3,138,142     4,986,962      1,676,346
    MIST Loomis Sayles Global Markets Investment Option        551,457    6,589,854     7,298,573      8,874,710
    MIST Lord Abbett Bond Debenture Investment Option          166,589    1,979,513     1,486,746      1,449,503
    MIST Lord Abbett Growth and Income Investment Option       189,319    5,144,462     3,683,410      9,010,484
    MIST Lord Abbett Mid Cap Value Investment Option           455,369    8,998,739     7,738,485     20,572,727
    MIST Met/AIM Capital Appreciation Investment Option         81,077      857,080       811,145      1,762,568
    MIST Met/AIM Small Cap Growth Investment Option             18,232      226,723       201,121        383,935
    MIST MFS Emerging Markets Equity Investment Option         547,057    5,950,033     6,971,532      5,848,107
    MIST MFS Research International Investment Option          392,378    4,796,553     4,525,760      5,750,046
    MIST PIMCO Inflation Protected Bond Investment Option    3,405,630   35,505,182    21,199,035     16,449,641
    MIST Pioneer Fund Investment Option                            344        4,948           833         45,019
    MIST Pioneer Strategic Income Investment Option                 87          824           830              6
    MIST T. Rowe Price Mid Cap Growth Investment Option (a)     93,803      745,296       876,457         86,251
    MIST Third Avenue Small Cap Value Investment Option        950,205   13,851,242    10,559,708     21,016,290
    MSF BlackRock Aggressive Growth Investment Option          238,567    5,798,676     2,985,277      5,097,999
    MSF BlackRock Bond Income Investment Option                 47,336    4,968,025     2,106,717      7,260,756
    MSF BlackRock Diversified Investment Option                 33,941      603,237       419,166      2,675,334
    MSF BlackRock Large Cap Value Investment Option (a)        598,605    4,932,504     4,932,850            346
    MSF BlackRock Money Market Investment Option             1,586,632  158,663,224    88,865,539    111,232,079
    MSF Capital Guardian U.S. Equity Investment Option         162,820    1,940,835       631,829        836,080
    MSF FI Large Cap Investment Option                         161,622    2,217,366       833,963        811,874
    MSF FI Value Leaders Investment Option                      54,855   10,138,483     5,502,265      9,072,142
    MSF MetLife Aggressive Allocation Investment Option        437,991    4,924,496     5,188,399      4,511,558
    MSF MetLife Conservative Allocation Investment Option      236,172    2,286,363     2,716,277      2,350,441
    MSF MetLife Conservative to Moderate Allocation
      Investment Option                                        274,600    3,008,931     2,666,360      6,149,896
    MSF MetLife Mid Cap Stock Index Investment Option (a)       18,520      151,109       151,109             --
    MSF MetLife Moderate Allocation Investment Option          128,723    1,445,334     1,938,782      9,660,183
    MSF MetLife Moderate to Aggressive Allocation
      Investment Option                                         96,349    1,088,996     1,133,422      1,713,259
    MSF MetLife Stock Index Investment Option                1,259,825   45,434,207    14,708,935     32,094,843
    MSF MFS Total Return Investment Option                     248,440   34,288,685    21,499,958     20,509,708
    MSF MFS Value Investment Option (a)                          3,159       38,731        52,964         14,113
    MSF Oppenheimer Global Equity Investment Option             48,648      718,844       979,940      1,190,087
    MSF Russell 2000 Index Investment Option                 1,411,649   19,570,252    15,470,992     18,404,203
    MSF T. Rowe Price Large Cap Growth Investment Option       168,118    2,447,900     1,144,025      1,392,758
    MSF Western Asset Management U.S. Government
      Investment Option                                      1,436,741   17,220,625     4,541,386     10,330,955
    PIMCO VIT Total Return Investment Option                13,757,649  141,906,686    64,670,812     60,570,159
    PIMCO VIT Low Duration Investment Option                 2,262,075   22,631,140    19,206,542     13,776,370
    Pioneer VCT Emerging Markets Investment Option (a)         301,768    4,618,374     4,623,816          4,992
    Pioneer VCT Mid Cap Value Investment Option                177,027    3,468,643     1,255,971      2,574,113
    Putnam VT Discovery Growth Investment Option                43,560      219,815        93,132        159,226
    Royce Micro-Cap Investment Option                          151,345    1,796,852     1,483,989      3,992,289
    Royce Small-Cap Investment Option                        1,204,354    8,920,281     9,131,830      6,320,336
    The Merger Fund VL Investment Option                        41,726      422,828       480,727        171,515
    Vanguard VIF Diversified Value Investment Option           643,231    9,689,472     5,730,538     11,950,877
    Vanguard VIF Equity Index Investment Option                514,037   13,155,059    22,503,590     33,733,188
    Vanguard VIF International Investment Option               406,861    7,047,621    10,388,842      3,198,571
    Vanguard VIF Mid-Cap Index Investment Option               477,012    8,254,449     4,323,575      9,953,603
    Vanguard VIF Short-Term Investment Grade
      Investment Option                                         18,115      186,685       229,280        260,594
    Vanguard VIF Small Company Growth Investment Option        100,216    1,740,318       726,260      2,494,909

(a) For the period April 28, 2008 to December 31, 2008.

76

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METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS

The following is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portolio, series, or fund for each of the five years in the period ended December 31, 2008:

                                            AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                     ----------------------------------- ---------------------------------------------
                                                                                        EXPENSE(3)         TOTAL(4)
                                                UNIT VALUE(1)            INVESTMENT(2)       RATIO           RETURN
                                                    LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS   HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                     ---------- ------------- ---------- ------------- ----------- -------------------
AIM V.I. International Growth   2008 28,202,476 1.043 - 1.049 29,476,797          0.58 0.10 - 0.25 (40.50) - (40.40)
  Investment Option             2007 31,575,777 1.753 - 1.760 55,455,360          0.67 0.10 - 0.25     4.02 - 14.53
  (Commenced 5/2/2005)          2006 10,023,431 1.527 - 1.535 15,370,810          1.89 0.15 - 0.45    16.64 - 27.96
                                2005  1,063,811 1.196 - 1.198  1,274,687          0.84 0.20 - 0.45     0.76 - 13.45
AIM V.I. Global Real Estate
  Investment Option
  (Commenced 4/28/2008)         2008         55         1.532         85          9.43        0.20           (45.65)
American Century VP Ultra       2008     28,094 0.692 - 0.694     19,432            -- 0.20 - 0.25 (41.63) - (41.60)
  Investment Option             2007  3,035,357         1.189  3,608,158            --        0.20            20.83
                                2006  4,421,032         0.984  4,351,308            --        0.20            (3.53)
                                2005  5,669,118         1.020  5,780,199            --        0.20             2.00
                                2004  6,852,089         1.000  6,851,944            --        0.20            10.50
American Funds Global Growth    2008  7,065,283 1.243 - 1.265  8,911,510          1.86 0.20 - 0.45 (38.65) - (38.50)
  Investment Option             2007  7,358,469 2.025 - 2.057 15,120,620          2.45 0.20 - 0.45    14.33 - 14.66
                                2006 11,866,818 1.772 - 1.794 21,279,370          0.84 0.20 - 0.45    19.89 - 20.25
                                2005  7,454,459 1.478 - 1.496 11,124,119          0.69 0.15 - 0.45    13.60 - 13.94
                                2004  6,002,815 1.301 - 1.313  7,871,278          0.40 0.15 - 0.45    10.99 - 13.21
American Funds Global
  Small Capitalization
  Investment Option
  (Commenced 4/28/2008)         2008         42         1.841         78            --        0.20           (48.96)
American Funds Growth           2008 47,998,514 0.907 - 0.930 44,309,113          0.81 0.10 - 0.45 (44.25) - (44.01)
  Investment Option             2007 44,052,481 1.627 - 1.661 72,796,608          0.72 0.10 - 0.45    11.90 - 12.23
                                2006 52,552,658 1.454 - 1.480 77,475,135          0.83 0.10 - 0.45     9.74 - 10.12
                                2005 43,428,155 1.325 - 1.344 58,186,035          0.77 0.10 - 0.45   (0.22) - 16.09
                                2004 29,767,865 1.146 - 1.156 34,379,048          0.24 0.15 - 0.45    12.02 - 12.35
American Funds Growth-Income    2008 31,862,852 0.931 - 0.954 30,227,962          1.70 0.10 - 0.45 (38.14) - (37.93)
  Investment Option             2007 33,211,875 1.505 - 1.537 50,781,342          1.78 0.10 - 0.45      4.59 - 4.91
                                2006 28,115,420 1.439 - 1.465 41,046,264          1.52 0.10 - 0.45    14.66 - 15.08
                                2005 28,651,542 1.255 - 1.273 36,359,276          1.39 0.10 - 0.45    (0.31) - 5.59
                                2004 21,268,269 1.191 - 1.202 25,532,726          1.75 0.15 - 0.45     2.91 - 10.19
American Funds International
  Investment Option
  (Commenced 4/28/2008)         2008  4,061,111         1.835  7,452,456          2.03        0.25           (39.30)
American Funds New World
  Investment Option
  (Commenced 4/28/2008)         2008         41         1.847         76          1.80        0.20           (40.03)
American Funds U.S. Government/
  AAA Rated Securities
  Investment Option
  (Commenced 4/28/2008)         2008  3,367,712         1.895  6,382,233          2.14        0.15             6.51

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                           AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- ---------------------------------------------
                                                                                       EXPENSE(3)         TOTAL(4)
                                               UNIT VALUE(1)            INVESTMENT(2)       RATIO           RETURN
                                                   LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ---------- ------------- ---------- ------------- ----------- -------------------
Delaware VIP Small Cap Value   2008  5,026,214 1.389 - 1.808  8,720,852          0.73 0.10 - 0.45 (30.17) - (29.92)
  Investment Option            2007  5,507,665 1.982 - 2.584 13,710,484          0.39 0.10 - 0.45  (12.96) - (6.78)
                               2006  3,803,732 2.650 - 2.772 10,532,970          0.24 0.20 - 0.45    15.67 - 15.93
                               2005  2,206,940 2.291 - 2.391  5,274,246          0.27 0.20 - 0.45      8.94 - 9.23
                               2004     34,904 2.103 - 2.189     76,206            -- 0.20 - 0.45    18.59 - 21.21
Dreyfus VIF Appreciation       2008  1,510,930 0.855 - 0.891  1,303,943          2.20 0.20 - 0.45 (29.89) - (29.73)
  Investment Option            2007  3,282,756 1.217 - 1.268  4,064,972          2.51 0.20 - 0.45      6.67 - 6.94
                               2006 22,045,488 1.138 - 1.187 26,028,032          0.36 0.20 - 0.45    15.96 - 16.24
                               2005  3,961,249 0.979 - 1.022  3,902,090          0.02 0.20 - 0.45      3.91 - 4.18
                               2004  6,687,251 0.940 - 0.981  6,301,667          1.73 0.20 - 0.45      4.63 - 4.91
Dreyfus VIF Developing Leaders 2008  1,392,016 0.649 - 0.853    925,734          1.02 0.20 - 0.45 (37.83) - (37.71)
  Investment Option            2007  1,986,984 1.043 - 1.371  2,151,392          0.43 0.20 - 0.45 (11.49) - (11.23)
                               2006 12,612,359 1.175 - 1.545 14,949,610          0.48 0.15 - 0.45      3.32 - 3.62
                               2005 20,962,247 1.134 - 1.493 24,882,560            -- 0.15 - 0.45      5.36 - 5.65
                               2004 19,452,632 1.074 - 1.414 21,633,271          0.20 0.15 - 0.45    10.77 - 11.21
Fidelity VIP Contrafund        2008 16,077,399 0.859 - 1.096 14,730,974          0.40 0.15 - 0.45 (42.95) - (42.66)
  Investment Option            2007 38,504,226 1.498 - 1.916 63,733,020          0.85 0.15 - 0.45    16.76 - 17.31
                               2006 36,318,016 1.277 - 1.636 51,544,470          1.13 0.15 - 0.45     2.73 - 11.29
                               2005 15,003,501 1.237 - 1.470 18,810,411          0.11 0.15 - 0.45    16.15 - 16.48
                               2004  9,276,405 1.065 - 1.262  9,991,232          0.16 0.15 - 0.45    14.64 - 14.94
Fidelity VIP Equity-Income
  Investment Option
  (Commenced 4/28/2008)        2008     67,288         2.454    165,096          3.03        0.25           (40.62)
Fidelity VIP Freedom 2010
  Investment Option
  (Commenced 4/28/2008)        2008  5,529,947         0.964  5,330,940          3.59        0.15           (23.56)
Fidelity VIP Freedom 2020
  Investment Option
  (Commenced 4/28/2008)        2008  7,367,543         0.921  6,785,122          3.45        0.15           (30.46)
Fidelity VIP Freedom 2030
  Investment Option
  (Commenced 4/28/2008)        2008  3,841,489 0.867 - 0.869  3,337,094          5.00 0.15 - 0.20 (35.55) - (35.52)
Fidelity VIP Growth & Income   2008     12,015 0.740 - 0.741      8,887          0.01 0.15 - 0.20 (41.97) - (41.96)
  Investment Option            2007  6,032,387 1.275 - 1.277  7,694,092          1.42 0.15 - 0.20    11.55 - 11.72
  (Commenced 11/14/2005)       2006 11,740,284         1.143 13,415,928          0.63 0.15 - 0.20    11.84 - 12.72
                               2005  9,431,000         1.014  9,566,826            --        0.20            (1.17)
Fidelity VIP High Income
  Investment Option
  (Commenced 4/28/2008)        2008  2,699,652         1.408  3,802,088         11.67        0.15           (25.56)
Fidelity VIP Investment Grade
  Bond Investment Option
  (Commenced 4/28/2008)        2008         32         1.110         36            --        0.20            (3.66)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                      ----------------------------------- ---------------------------------------------
                                                                                         EXPENSE(3)         TOTAL(4)
                                                 UNIT VALUE(1)            INVESTMENT(2)       RATIO           RETURN
                                                     LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                           UNITS   HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                      ---------- ------------- ---------- ------------- ----------- -------------------
Fidelity VIP Index 500
  Investment Option
  (Commenced 4/28/2008)          2008 13,613,641         1.118 15,223,135          3.06        0.15           (34.21)
Fidelity VIP Mid Cap             2008 18,563,022 1.442 - 1.470 27,204,020          0.24 0.10 - 0.45 (39.87) - (39.66)
  Investment Option              2007 26,880,959 2.398 - 2.439 65,397,498          0.46 0.10 - 0.45     5.39 - 15.10
                                 2006 22,673,521 2.089 - 2.119 47,982,767          0.11 0.20 - 0.45    11.89 - 12.18
                                 2005 12,009,948 1.867 - 1.889 22,672,578            -- 0.20 - 0.45    17.50 - 17.84
                                 2004  6,111,412 1.589 - 1.603  9,797,916            -- 0.20 - 0.45    24.14 - 24.40
Fidelity VIP Overseas            2008 10,717,927 1.000 - 1.015 10,856,485          1.67 0.15 - 0.45 (44.23) - (44.02)
  Investment Option              2007 17,230,885 1.793 - 1.813 31,198,169          2.91 0.15 - 0.45    16.50 - 16.89
  (Commenced 5/3/2004)           2006 12,909,259 1.539 - 1.551 20,005,505          0.62 0.15 - 0.45    17.21 - 17.59
                                 2005 11,009,148 1.313 - 1.319 14,513,333          0.35 0.15 - 0.45    10.93 - 20.68
                                 2004  3,340,584 1.111 - 1.112  3,713,753            -- 0.20 - 0.25    16.34 - 19.06
FTVIPT Franklin Small-Mid        2008  9,154,154 0.544 - 0.741  5,374,936            -- 0.10 - 0.45 (42.80) - (42.51)
  Cap Growth Securities          2007 11,243,155 0.951 - 1.289 11,368,038            -- 0.10 - 0.45    10.84 - 11.12
  Investment Option              2006 14,001,194 0.858 - 1.160 13,388,225            -- 0.10 - 0.45      8.20 - 8.61
                                 2005 24,072,492 0.793 - 1.068 20,350,228            -- 0.10 - 0.45    (0.19) - 4.68
                                 2004 19,246,720 0.761 - 1.019 15,777,779            -- 0.15 - 0.45    11.09 - 11.37
FTVIPT Templeton                 2008  3,337,465 1.807 - 1.838  6,114,597          2.70 0.15 - 0.45 (52.91) - (52.76)
  Developing Markets             2007 12,114,462 3.837 - 3.891 47,052,033          2.09 0.15 - 0.45    28.20 - 28.59
  Securities Investment Option   2006 12,009,404 2.993 - 3.026 36,284,418          1.19 0.15 - 0.45    27.52 - 27.90
                                 2005  9,883,511 2.347 - 2.366 23,355,401          0.76 0.15 - 0.45    26.86 - 27.20
                                 2004  1,316,205 1.850 - 1.860  2,445,148          2.38 0.15 - 0.45    18.70 - 24.45
FTVIPT Templeton                 2008 10,823,356 1.115 - 1.138 12,266,776          2.43 0.15 - 0.45 (40.66) - (40.48)
  Foreign Securities             2007  9,672,670 1.879 - 1.918 18,433,195          1.39 0.10 - 0.45    14.92 - 15.33
  Investment Option              2006 16,746,659 1.635 - 1.663 27,755,812          1.31 0.10 - 0.45    20.93 - 21.39
                                 2005 18,040,869 1.352 - 1.370 24,657,250          1.10 0.10 - 0.45   (0.15) - 10.06
                                 2004 13,746,607 1.233 - 1.243 17,075,132          0.93 0.15 - 0.45    15.74 - 18.29
FTVIPT Templeton Global Income   2008  7,124,126 1.491 - 1.509 10,733,948          4.99 0.20 - 0.45      5.97 - 6.27
  Securities Investment Option   2007  7,255,328 1.407 - 1.420 10,291,912          2.71 0.20 - 0.45    10.79 - 11.04
  (Commenced 5/3/2004)           2006  3,352,892 1.270 - 1.279  4,284,829          2.75 0.20 - 0.45    12.59 - 12.89
                                 2005    835,723 1.128 - 1.133    945,875          7.33 0.20 - 0.45   (3.08) - (2.67)
                                 2004    125,168         1.169    146,308            --        0.20             7.25
Janus Aspen Global Technology    2008  1,740,453 0.292 - 0.298    518,465          0.08 0.20 - 0.45 (44.17) - (44.07)
  Investment Option              2007  3,054,504 0.523 - 0.533  1,627,175          0.29 0.20 - 0.45    21.06 - 21.51
                                 2006  3,710,951 0.432 - 0.439  1,628,030            -- 0.20 - 0.45      7.37 - 7.60
                                 2005  4,764,842 0.402 - 0.408  1,942,776            -- 0.20 - 0.45    11.05 - 11.51
                                 2004  3,234,562 0.362 - 0.366  1,184,619            -- 0.20 - 0.45      0.00 - 0.27
Janus Aspen International Growth
  Investment Option
  (Commenced 4/28/2008)          2008  1,209,049 3.479 - 3.491  4,220,361            -- 0.15 - 0.20 (52.74) - (52.72)
Janus Aspen Mid Cap Growth
  Investment Option
  (Commenced 4/28/2008)          2008  1,009,867         2.604  2,629,800          0.10        0.15           (44.19)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                            AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                     ----------------------------------- ---------------------------------------------
                                                                                        EXPENSE(3)         TOTAL(4)
                                                UNIT VALUE(1)            INVESTMENT(2)       RATIO           RETURN
                                                    LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS   HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                     ---------- ------------- ---------- ------------- ----------- -------------------
Janus Aspen Mid Cap Value
  Investment Option
  (Commenced 4/28/2008)         2008  8,482,829 1.350 - 1.357 11,482,939          1.19 0.10 - 0.20 (28.51) - (28.46)
Janus Aspen Worldwide Growth    2008  2,237,940 0.440 - 0.442    988,019          0.95 0.20 - 0.25 (45.00) - (44.96)
  Investment Option             2007  2,894,674 0.800 - 0.803  2,320,697          0.55 0.20 - 0.25      9.10 - 9.14
                                2006  2,979,742 0.733 - 0.736  2,189,434          1.63 0.20 - 0.25    17.37 - 17.76
                                2005  2,727,102 0.616 - 0.868  1,702,962          1.27 0.15 - 0.45      5.12 - 5.47
                                2004  3,408,069 0.586 - 0.823  2,020,665          0.62 0.15 - 0.45      4.09 - 4.31
LMPVET Aggressive Growth        2008  1,762,052 0.863 - 0.879  1,549,172            -- 0.20 - 0.45 (40.69) - (40.53)
  Investment Option             2007  3,940,586 1.455 - 1.478  5,824,755            -- 0.20 - 0.45      1.04 - 1.30
                                2006  4,486,576 1.440 - 1.459  6,545,324            -- 0.20 - 0.45      8.27 - 8.58
                                2005  4,054,819 1.330 - 1.344  5,448,432            -- 0.20 - 0.45    11.11 - 11.44
                                2004  1,824,729 1.197 - 1.206  2,200,814            -- 0.20 - 0.45      9.52 - 9.74
LMPVET Appreciation             2008     13,080         0.898     11,745          0.71        0.25           (29.46)
  Investment Option             2007     33,763         1.273     42,989          1.01        0.25            (2.60)
  (Commenced 3/14/2005)         2006         --            --         --            --          --               --
                                2005         --            --         --            --          --               --
LMPVET Capital and Income
  Investment Option             2008    959,821 0.969 - 0.979    930,253          1.02 0.20 - 0.25 (35.21) - (35.14)
  (Commenced 4/30/2007)         2007  1,111,215 1.494 - 1.511  1,663,124          1.23 0.20 - 0.25      1.00 - 1.01
LMPVET Equity Index             2008 17,496,903 0.661 - 0.798 11,749,830          1.97 0.20 - 0.45 (37.66) - (37.46)
  Investment Option             2007 23,721,176 1.057 - 1.199 26,012,799          1.75 0.20 - 0.45      4.71 - 4.97
                                2006 26,356,275 1.007 - 1.215 27,462,892          0.80 0.15 - 0.45    14.90 - 15.28
                                2005 80,402,534 0.875 - 1.054 74,463,385          1.41 0.15 - 0.45      4.03 - 4.36
                                2004 91,860,237 0.839 - 1.010 80,454,970          1.74 0.15 - 0.45    10.05 - 10.39
LMPVET Fundamental Value        2008  1,942,530 1.059 - 1.078  2,093,056          1.47 0.20 - 0.45 (36.85) - (36.70)
  Investment Option             2007  2,763,338 1.677 - 1.703  4,704,384          0.84 0.20 - 0.45      0.84 - 1.07
                                2006  2,932,147 1.663 - 1.685  4,938,969          1.58 0.20 - 0.45    16.29 - 16.53
                                2005  3,550,693 1.430 - 1.446  5,129,544          0.99 0.20 - 0.45      4.30 - 4.63
                                2004  3,388,297 1.371 - 1.382  4,681,357          0.66 0.20 - 0.45      7.70 - 7.97
LMPVET International All Cap    2008    879,779 0.482 - 0.635    497,409          2.03 0.20 - 0.45 (43.67) - (43.51)
  Opportunity Investment Option 2007    974,576 0.854 - 1.124    987,995          0.88 0.20 - 0.45      5.84 - 6.09
                                2006  1,007,220 0.805 - 1.060    962,972          5.36 0.20 - 0.45    25.30 - 25.59
                                2005    427,269 0.641 - 0.844    348,731          0.59 0.20 - 0.45    11.20 - 11.49
                                2004  2,874,776 0.575 - 0.757  1,772,981          1.04 0.20 - 0.45    17.37 - 17.59
LMPVET Investors                2008  2,722,073 0.879 - 1.099  2,842,019          1.06 0.15 - 0.45 (35.93) - (35.70)
  Investment Option             2007  4,491,288 1.551 - 1.712  7,237,196          1.23 0.20 - 0.45      3.44 - 3.75
                                2006  4,952,272 1.318 - 1.652  7,668,605          0.71 0.15 - 0.45    17.72 - 18.10
                                2005 25,474,639 1.116 - 1.400 30,881,240          1.30 0.15 - 0.45      6.06 - 6.39
                                2004 24,027,550 1.049 - 1.318 27,970,050          1.61 0.15 - 0.45     9.86 - 10.19
LMPVET Large Cap Growth         2008  1,861,758 0.586 - 0.714  1,091,003          0.08 0.20 - 0.45 (37.58) - (37.39)
  Investment Option             2007  7,945,620 0.936 - 1.141  8,324,580          0.04 0.20 - 0.45      4.86 - 5.06
                                2006  7,480,827 0.891 - 1.086  7,378,268          0.14 0.20 - 0.45      4.08 - 4.45
                                2005  9,675,698 0.853 - 1.041  9,055,495          0.11 0.20 - 0.45      4.79 - 5.05
                                2004 12,355,534 0.812 - 0.992 10,954,753          0.42 0.20 - 0.45    (0.10) - 0.12

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                       ----------------------------------- ---------------------------------------------
                                                                                          EXPENSE(3)         TOTAL(4)
                                                  UNIT VALUE(1)            INVESTMENT(2)       RATIO           RETURN
                                                      LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                       ---------- ------------- ---------- ------------- ----------- -------------------
LMPVET Social Awareness           2008  1,012,274 0.785 - 0.819    794,801          1.35 0.20 - 0.25 (25.41) - (25.38)
  Investment Option               2007  2,019,567 1.052 - 1.098  2,124,902          1.40 0.20 - 0.25    10.69 - 10.74
                                  2006  2,235,404 0.950 - 0.992  2,125,871          0.52 0.20 - 0.45      7.23 - 7.47
                                  2005  2,249,007 0.884 - 0.924  1,988,488          0.75 0.20 - 0.45      3.87 - 4.17
                                  2004  2,200,914 0.849 - 0.887  1,868,392          0.80 0.20 - 0.45      5.78 - 6.13
LMPVIT Global High Yield Bond     2008  5,194,758 0.782 - 0.783  4,061,183          5.87 0.20 - 0.25 (31.01) - (30.98)
  Investment Option               2007 13,822,106 1.133 - 1.135 15,660,036          6.68        0.25            (0.35)
  (Commenced 3/14/2005)           2006 17,593,279 1.137 - 1.138 19,995,699          5.93 0.20 - 0.25      6.95 - 7.47
                                  2005         --            --         --            --          --               --
LMPVIT Strategic Bond             2008    773,685 1.322 - 1.371  1,027,956          2.88 0.20 - 0.45 (17.37) - (17.17)
  Investment Option               2007  3,108,745 1.596 - 1.657  4,977,502          4.68 0.20 - 0.45      1.50 - 1.79
                                  2006  2,971,179 1.568 - 1.628  4,679,187          4.17 0.20 - 0.45      4.56 - 4.85
                                  2005  2,547,493 1.381 - 1.554  3,931,788          4.33 0.15 - 0.45      2.06 - 2.37
                                  2004  3,278,930 1.349 - 1.521  4,895,554          4.99 0.15 - 0.45      6.14 - 6.47
MIST BlackRock High Yield
  Investment Option               2008  6,458,444 1.280 - 1.404  8,911,064          7.51 0.01 - 0.34 (24.45) - (24.20)
  (Commenced 4/30/2007)           2007 10,497,224 1.689 - 1.855 18,755,613            -- 0.04 - 0.34   (1.94) - (1.69)
MIST BlackRock Large Cap Core     2008  8,592,239 0.576 - 0.731  6,162,095          0.65 0.20 - 0.45 (37.57) - (37.39)
  Investment Option               2007  8,260,595 0.912 - 1.169  9,442,669          0.20 0.20 - 0.45      0.70 - 5.36
  (Commenced 5/1/2006)            2006    904,781 0.866 - 1.101    843,908            -- 0.20 - 0.45      6.69 - 6.91
MIST Clarion Global Real Estate   2008  7,852,558 1.373 - 1.828 12,677,317          2.32 0.10 - 0.45 (41.82) - (41.63)
  Investment Option               2007 13,852,231 2.353 - 3.134 40,027,803          1.21 0.10 - 0.45 (17.27) - (14.93)
  (Commenced 5/1/2006)            2006 19,986,349 2.766 - 3.685 70,872,479            -- 0.15 - 0.45    22.64 - 22.88
MIST Harris Oakmark International 2008 14,631,922 0.720 - 0.899 11,623,836          2.00 0.10 - 0.45 (40.97) - (40.82)
  Investment Option               2007 17,975,691 1.217 - 1.519 23,644,971          0.62 0.09 - 0.44   (7.55) - (1.02)
  (Commenced 5/1/2006)            2006  9,827,544 1.230 - 1.269 12,284,727            -- 0.16 - 0.41    11.00 - 11.31
MIST Janus Forty                  2008 32,714,712 0.478 - 0.865 24,193,209          5.78 0.15 - 0.45 (42.09) - (41.91)
  Investment Option               2007 16,611,592 0.823 - 1.344 15,475,331          0.15 0.20 - 0.45    29.89 - 30.23
  (Commenced 5/1/2006)            2006 17,823,011 0.632 - 1.032 12,662,276            -- 0.20 - 0.45      3.25 - 3.44
MIST Lazard Mid Cap
  Investment Option
  (Commenced 4/28/2008)           2008  1,992,839 1.012 - 1.270  2,068,782            -- 0.20 - 0.45 (36.18) - (36.16)
MIST Loomis Sayles Global
  Markets Investment Option       2008  4,183,257 0.961 - 0.963  4,020,076          6.40 0.20 - 0.25 (39.25) - (39.20)
  (Commenced 4/30/2007)           2007  6,255,239 1.582 - 1.584  9,893,649            -- 0.20 - 0.25    20.55 - 20.58
MIST Lord Abbett Bond Debenture   2008  1,287,676 1.249 - 1.433  1,622,532          5.00 0.20 - 0.45 (18.76) - (18.58)
  Investment Option               2007  1,307,048 1.534 - 1.760  2,030,107          8.65 0.20 - 0.45      6.39 - 6.68
  (Commenced 5/1/2006)            2006  4,172,978 1.438 - 1.652  6,714,424            -- 0.20 - 0.45      5.58 - 5.76
MIST Lord Abbett Growth and       2008  3,552,707 0.856 - 0.873  3,091,508          1.59 0.15 - 0.45 (36.59) - (36.46)
  Income Investment Option        2007 10,589,983 1.350 - 1.374 14,525,509          0.64 0.15 - 0.45      3.29 - 3.62
  (Commenced 5/1/2006)            2006  5,631,229 1.307 - 1.326  7,463,346            -- 0.15 - 0.45      8.29 - 8.96

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                       ----------------------------------- ---------------------------------------------
                                                                                          EXPENSE(3)         TOTAL(4)
                                                  UNIT VALUE(1)            INVESTMENT(2)       RATIO           RETURN
                                                      LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                       ---------- ------------- ---------- ------------- ----------- -------------------
MIST Lord Abbett Mid Cap Value    2008  7,045,343 0.659 - 0.666  4,676,546          0.66 0.10 - 0.45 (39.09) - (38.79)
  Investment Option               2007 28,966,786 1.082 - 1.088 31,478,015          0.31 0.10 - 0.45    (9.56) - 0.46
  (Commenced 5/1/2006)            2006  8,861,872         1.082  9,591,911            -- 0.15 - 0.20     1.41 - 15.35
MIST Met/AIM Capital              2008  1,034,908 0.433 - 0.710    552,100          2.44 0.20 - 0.45 (42.87) - (42.74)
  Appreciation Investment Option  2007  2,023,977 0.757 - 1.240  2,144,475          0.09 0.20 - 0.45    11.42 - 11.65
  (Commenced 5/1/2006)            2006  2,876,941 0.678 - 1.111  2,775,199          0.12 0.20 - 0.45   (0.45) - (0.27)
MIST Met/AIM Small Cap Growth     2008    167,590 0.908 - 0.910    152,397            -- 0.20 - 0.25 (38.77) - (38.72)
  Investment Option               2007    308,441         1.485    457,898            --        0.20            11.24
  (Commenced 5/1/2006)            2006    183,500         1.335    245,021            --        0.20             8.27
MIST MFS Emerging Markets Equity
  Investment Option               2008  3,253,402 0.904 - 1.241  3,145,530          1.56 0.20 - 0.45 (55.60) - (55.47)
  (Commenced 4/30/2007)           2007  3,320,809 2.030 - 2.788  7,219,917            -- 0.20 - 0.45    26.23 - 26.40
MIST MFS Research International
  Investment Option               2008  2,879,109 0.998 - 1.002  2,883,933          1.99 0.20 - 0.25 (42.51) - (42.48)
  (Commenced 4/30/2007)           2007  4,572,964 1.713 - 1.742  7,961,575            -- 0.20 - 0.45      5.29 - 5.51
MIST PIMCO Inflation Protected
  Bond Investment Option          2008 27,784,418 1.188 - 1.212 33,477,301          4.10 0.10 - 0.45   (7.26) - (6.98)
  (Commenced 4/30/2007)           2007 24,800,396 1.278 - 1.299 32,067,720            -- 0.10 - 0.45      7.12 - 7.36
MIST Pioneer Fund                 2008      4,666         0.746      3,483          1.29        0.25           (33.03)
  Investment Option               2007     47,835         1.114     53,277          0.61        0.25             4.80
  (Commenced 5/1/2006)            2006    118,220         1.063    125,707            --        0.25            11.66
MIST Pioneer Strategic Income     2008        503 1.429 - 1.453        731            -- 0.20 - 0.25           (10.97)
  Investment Option               2007         --            --         --            --          --               --
  (Commenced 5/1/2006)            2006         --            --         --            --          --               --
MIST T. Rowe Price Mid Cap
  Growth Investment Option
  (Commenced 4/28/2008)           2008    763,466         0.651    497,131            --        0.20           (37.36)
MIST Third Avenue Small Cap Value
  Investment Option               2008  6,715,573 1.426 - 1.454  9,739,517          0.87 0.20 - 0.45 (30.13) - (29.93)
  (Commenced 4/30/2007)           2007 12,584,212 1.952 - 2.075 26,073,461            -- 0.10 - 0.45   (9.33) - (9.12)
MSF BlackRock Aggressive Growth   2008  8,374,562 0.390 - 0.605  3,709,680            -- 0.20 - 0.45 (46.00) - (45.83)
  Investment Option               2007 11,829,117 0.720 - 1.118  9,301,631            -- 0.20 - 0.45    19.96 - 20.20
  (Commenced 5/1/2006)            2006 11,629,711 0.599 - 0.931  7,614,677            -- 0.20 - 0.45   (1.71) - (1.48)
MSF BlackRock Bond Income         2008  3,751,486 1.272 - 1.296  4,851,880          6.22 0.20 - 0.45   (3.85) - (3.64)
  Investment Option               2007  7,807,685 1.323 - 1.345 10,493,386          3.21 0.20 - 0.45      5.84 - 6.09
  (Commenced 5/1/2006)            2006  7,023,508 1.250 - 1.268  8,901,373            -- 0.20 - 0.45      4.69 - 4.88
MSF BlackRock Diversified
  Investment Option               2008    478,320 0.895 - 0.974    447,292          3.01 0.20 - 0.45 (25.14) - (24.92)
  (Commenced 4/30/2007)           2007  2,962,202 1.192 - 1.298  3,809,622            -- 0.20 - 0.45      1.11 - 1.27
MSF BlackRock Large Cap Value
  Investment Option
  (Commenced 4/28/2008)           2008  5,052,364         1.020  5,153,946            --        0.15           (31.19)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------- ---------------------------------------------
                                                                                            EXPENSE(3)         TOTAL(4)
                                                   UNIT VALUE(1)             INVESTMENT(2)       RATIO           RETURN
                                                       LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                       ----------- ------------- ----------- ------------- ----------- -------------------
MSF BlackRock Money Market        2008 122,609,331 1.208 - 1.317 158,663,218          2.84 0.15 - 0.45      2.46 - 2.72
  Investment Option               2007 143,562,404 1.176 - 1.284 181,026,556          4.93 0.15 - 0.45      4.56 - 4.91
  (Commenced 5/1/2006)            2006  97,923,083 1.121 - 1.225 117,915,490          3.27 0.15 - 0.45      2.09 - 3.20
MSF Capital Guardian U.S. Equity  2008   2,799,045 0.362 - 0.497   1,053,404          1.27 0.20 - 0.45 (40.56) - (40.36)
  Investment Option               2007   3,757,715 0.607 - 0.834   2,351,256          0.53 0.20 - 0.45   (0.48) - (0.33)
  (Commenced 5/1/2006)            2006   4,168,943 0.609 - 0.837   2,575,866            -- 0.20 - 0.45      3.64 - 3.75
MSF FI Large Cap                  2008   2,657,996 0.434 - 0.596   1,307,465            -- 0.15 - 0.45 (45.13) - (44.91)
  Investment Option               2007   2,730,126 0.788 - 1.022   2,352,211          0.16 0.20 - 0.45      3.50 - 3.68
  (Commenced 5/1/2006)            2006   3,109,748 0.760 - 1.042   2,532,260            -- 0.15 - 0.45      2.21 - 2.36
MSF FI Value Leaders              2008   6,493,412 0.882 - 0.952   5,831,011          1.90 0.20 - 0.45 (39.31) - (39.13)
  Investment Option               2007  11,271,223 1.449 - 1.565  17,016,803          0.78 0.20 - 0.45      3.64 - 3.87
  (Commenced 5/1/2006)            2006  12,362,958 1.395 - 1.507  17,812,997            -- 0.20 - 0.45      3.34 - 3.56
MSF MetLife Aggressive Allocation 2008   4,057,308 0.784 - 0.787   3,188,519          0.45 0.15 - 0.25 (40.61) - (40.54)
  Investment Option               2007   5,146,617 1.320 - 1.324   6,807,549          0.06 0.15 - 0.25      3.04 - 3.12
  (Commenced 5/1/2006)            2006   1,049,578 1.281 - 1.284   1,346,705            -- 0.15 - 0.25     6.92 - 13.83
MSF MetLife Conservative          2008   2,225,945 0.991 - 0.995   2,210,459          1.17 0.15 - 0.25 (14.64) - (14.52)
  Allocation Investment Option    2007   1,759,746 1.161 - 1.164   2,042,991            -- 0.15 - 0.25      5.35 - 5.43
  (Commenced 5/1/2006)            2006   4,478,240 1.102 - 1.104   4,942,263            -- 0.15 - 0.25      2.23 - 5.44
MSF MetLife Conservative to
  Moderate Allocation             2008   2,580,385 0.939 - 0.943   2,430,117          1.10 0.15 - 0.25 (21.82) - (21.68)
  Investment Option               2007   6,733,031 1.201 - 1.204   8,101,928            -- 0.15 - 0.25      4.52 - 4.60
  (Commenced 5/1/2006)            2006   9,068,317 1.149 - 1.151  10,432,225            -- 0.15 - 0.25      5.60 - 7.57
MSF MetLife Mid Cap Stock Index
  Investment Option
  (Commenced 4/28/2008)           2008     135,743 1.176 - 1.181     160,369            -- 0.15 - 0.20 (35.51) - (35.49)
MSF MetLife Moderate Allocation   2008   1,212,413 0.888 - 0.891   1,077,372          0.90 0.15 - 0.25 (28.82) - (28.72)
  Investment Option               2007  10,244,446 1.247 - 1.250  12,802,528          0.01 0.15 - 0.25      4.09 - 4.17
  (Commenced 5/1/2006)            2006   1,965,704 1.198 - 1.200   2,356,862            -- 0.15 - 0.25      5.09 - 9.69
MSF MetLife Moderate to
  Aggressive Allocation           2008     922,423 0.821 - 0.823     758,228          0.82 0.20 - 0.25 (35.30) - (35.25)
  Investment Option               2007   1,458,090 1.269 - 1.271   1,850,573          0.03 0.20 - 0.25      3.59 - 3.67
  (Commenced 5/1/2006)            2006     426,130 1.225 - 1.226     522,088            -- 0.20 - 0.25     4.26 - 11.15
MSF MetLife Stock Index
  Investment Option               2008  25,571,690 1.066 - 1.087  27,728,723          2.00 0.13 - 0.43 (37.37) - (37.17)
  (Commenced 4/30/2007)           2007  44,521,122 1.702 - 1.730  76,908,937            -- 0.13 - 0.43   (0.82) - (0.63)
MSF MFS Total Return              2008  19,827,755 1.117 - 1.349  26,543,341          3.07 0.15 - 0.45 (22.65) - (22.43)
  Investment Option               2007  21,883,376 1.713 - 1.741  37,563,528          1.86 0.20 - 0.45      3.76 - 3.94
  (Commenced 5/1/2006)            2006  27,516,843 1.385 - 1.676  45,429,214            -- 0.15 - 0.45      7.70 - 7.95
MSF MFS Value
  Investment Option
  (Commenced 4/28/2008)           2008      21,597         1.355      29,270            --        0.25           (29.57)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------- ---------------------------------------------
                                                                                            EXPENSE(3)         TOTAL(4)
                                                   UNIT VALUE(1)             INVESTMENT(2)       RATIO           RETURN
                                                       LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                       ----------- ------------- ----------- ------------- ----------- -------------------
MSF Oppenheimer Global Equity     2008     540,918 0.885 - 0.887     479,618          2.51 0.20 - 0.25 (40.68) - (40.67)
  Investment Option               2007     735,889         1.495   1,099,890          0.92        0.20             6.10
  (Commenced 5/1/2006)            2006     861,392 1.407 - 1.409   1,213,985            -- 0.19 - 0.24      6.42 - 6.43
MSF Russell 2000 Index
  Investment Option               2008  11,704,787 0.931 - 1.254  12,549,521          1.13 0.15 - 0.45 (33.75) - (33.55)
  (Commenced 4/30/2007)           2007  18,889,259 1.401 - 1.890  28,667,494            -- 0.15 - 0.45   (7.19) - (6.98)
MSF T. Rowe Price Large Cap       2008   2,410,322 0.626 - 0.628   1,514,719          0.30 0.20 - 0.25 (42.17) - (42.14)
  Growth Investment Option        2007   2,806,657 1.068 - 1.086   3,046,813          0.13 0.20 - 0.45      8.65 - 8.93
  (Commenced 5/1/2006)            2006   3,400,165 0.983 - 0.997   3,388,151            -- 0.20 - 0.45      8.02 - 8.13
MSF Western Asset Management
  U.S. Government                 2008  10,816,523 1.412 - 1.589  17,125,896          4.46 0.05 - 0.30   (0.64) - (0.35)
  Investment Option               2007  15,127,042 1.417 - 1.597  23,801,308          2.48 0.05 - 0.30      4.04 - 4.81
  (Commenced 5/1/2006)            2006  12,848,012 1.510 - 1.532  19,580,486            -- 0.05 - 0.30      4.28 - 4.46
PIMCO VIT Total Return            2008  93,071,668 1.499 - 1.528 141,841,327          4.46 0.10 - 0.45      4.31 - 4.69
  Investment Option               2007  96,209,141 1.437 - 1.461 140,174,998          4.80 0.10 - 0.45      8.29 - 8.61
                                  2006 104,174,251 1.327 - 1.346 139,900,539          4.41 0.10 - 0.45      3.35 - 3.73
                                  2005  99,383,726 1.284 - 1.299 128,879,626          3.41 0.10 - 0.45    (0.31) - 2.31
                                  2004 100,031,777 1.256 - 1.270 126,939,038          1.90 0.15 - 0.45      4.48 - 4.75
PIMCO VIT Low Duration            2008  19,396,515 1.116 - 1.132  21,896,847          4.10 0.15 - 0.45   (0.89) - (0.61)
  Investment Option               2007  15,490,403 1.126 - 1.139  17,613,225          4.76 0.15 - 0.45      6.83 - 7.25
  (Commenced 5/3/2004)            2006  31,275,170 1.054 - 1.062  33,159,562          4.31 0.15 - 0.45      2.12 - 3.82
                                  2005   6,919,197 1.018 - 1.022   7,072,994          2.90 0.20 - 0.45      0.79 - 0.89
                                  2004   2,317,192         1.014   2,349,757          0.52        0.20             0.40
Pioneer VCT Emerging Markets
  Investment Option
  (Commenced 4/28/2008)           2008   2,185,039 2.151 - 2.157   4,713,572            -- 0.15 - 0.20 (55.17) - (55.16)
Pioneer VCT Mid Cap Value         2008   1,775,315 1.146 - 1.170   2,064,065          0.85 0.15 - 0.45 (34.06) - (33.86)
  Investment Option               2007   2,792,781 1.738 - 1.764   4,920,894          0.75 0.20 - 0.45      4.83 - 5.13
                                  2006   3,764,070 1.658 - 1.682   6,309,057            -- 0.15 - 0.45    11.80 - 12.13
                                  2005   8,112,364 1.483 - 1.500  12,151,867          0.23 0.15 - 0.45      7.15 - 7.45
                                  2004   4,014,076 1.384 - 1.396   5,595,451          0.26 0.15 - 0.45    14.43 - 21.53
Putnam VT Discovery Growth        2008     215,779 0.596 - 0.608     131,104         12.80 0.20 - 0.45 (43.56) - (43.39)
  Investment Option               2007     307,117 1.056 - 1.074     329,403            -- 0.20 - 0.45     9.77 - 10.04
                                  2006     282,448 0.962 - 0.976     275,057            -- 0.20 - 0.45    10.57 - 10.91
                                  2005     425,019 0.870 - 0.880     373,734            -- 0.20 - 0.45      6.75 - 7.06
                                  2004     501,685 0.815 - 0.822     412,400            -- 0.20 - 0.45      7.10 - 7.32
Royce Micro-Cap Investment Option 2008   1,050,038 0.867 - 0.871     912,539          0.73 0.15 - 0.25 (43.44) - (43.33)
  (Commenced 5/2/2005)            2007   4,128,060 1.535 - 1.537   6,343,196          0.72 0.15 - 0.20      3.78 - 3.79
                                  2006   3,688,500 1.479 - 1.481   5,460,139          0.28 0.15 - 0.20    14.10 - 20.83
                                  2005          --         1.224          --            --        0.20            10.77
Royce Small-Cap                   2008   8,351,658 0.916 - 0.926   7,731,864          1.27 0.15 - 0.45 (27.47) - (27.32)
  Investment Option               2007   4,791,185 1.270 - 1.272   6,094,441          0.05 0.20 - 0.25   (2.38) - (2.30)
  (Commenced 5/2/2005)            2006   4,407,807 1.301 - 1.302   5,740,708          0.09 0.20 - 0.25     1.80 - 15.32
                                  2005     266,421         1.129     300,850            --        0.20             0.27

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                           AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- ---------------------------------------------
                                                                                       EXPENSE(3)         TOTAL(4)
                                               UNIT VALUE(1)            INVESTMENT(2)       RATIO           RETURN
                                                   LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ---------- ------------- ---------- ------------- ----------- -------------------
The Merger Fund VL             2008    325,741 1.264 - 1.266    412,230            -- 0.20 - 0.25      3.52 - 3.60
  Investment Option            2007     87,357         1.222    106,791            --        0.20             1.83
                               2006    137,661         1.200    165,135            --        0.20             8.70
                               2005         --            --         --            --          --               --
                               2004         --            --         --            --          --               --
Vanguard VIF Diversified Value 2008  5,394,944 1.130 - 1.142  6,155,719          3.78 0.25 - 0.45 (36.41) - (36.31)
  Investment Option            2007 10,524,214 1.777 - 1.793 18,862,855          1.87 0.25 - 0.45      3.43 - 3.70
                               2006 11,261,851 1.718 - 1.732 19,471,816          0.02 0.20 - 0.45    11.67 - 18.32
                               2005     17,811         1.452     25,853            --        0.45            (1.22)
                               2004         --            --         --            --          --               --
Vanguard VIF Equity Index      2008  9,473,287 0.946 - 0.956  9,052,170          0.47 0.25 - 0.45 (37.23) - (37.11)
  Investment Option            2007 17,278,773 1.507 - 1.520 26,263,243          1.56 0.25 - 0.45      4.87 - 5.12
                               2006 19,303,659 1.437 - 1.449 27,917,369          0.01 0.20 - 0.45     9.77 - 15.24
                               2005    170,904         1.247    213,184            --        0.45             1.63
                               2004         --            --         --            --          --               --
Vanguard VIF International     2008  5,217,832         0.920  4,800,963          0.60        0.25           (45.07)
  Investment Option            2007    542,050         1.675    907,720          1.27        0.25            17.13
  (Commenced 5/2/2005)         2006    166,210         1.430    237,648            --        0.25            19.07
                               2005         --            --         --            --          --               --
Vanguard VIF Mid-Cap Index     2008  5,637,487         0.780  4,398,055          2.10        0.25           (41.96)
  Investment Option            2007 11,873,755         1.344 15,960,467          1.32 0.20 - 0.25             5.83
  (Commenced 5/2/2005)         2006 12,978,089 1.270 - 1.271 16,476,933            -- 0.20 - 0.25      3.84 - 9.39
                               2005         --            --         --            --          --               --
Vanguard VIF Short-Term        2008    163,308         1.104    180,233          5.61        0.45            (3.83)
  Investment Grade             2007    198,302         1.148    227,710          0.89        0.45             5.51
  Investment Option            2006      1,973         1.088      2,147          2.08        0.45             4.41
                               2005      3,451         1.042      3,595            --        0.45             0.48
Vanguard VIF Small Company     2008  1,097,629         0.893    980,086          0.89        0.25           (39.62)
  Growth Investment Option     2007  2,712,700 1.479 - 1.482  4,011,695          0.32 0.20 - 0.25      3.50 - 3.56
                               2006    991,484 1.429 - 1.431  1,416,596            -- 0.20 - 0.25    (1.78) - 3.85
                               2005         --            --         --            --          --               --
                               2004         --            --         --            --          --               --

(1) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Option invests.

(3) These amounts represent annualized policy expenses of the applicable Investment Options, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Investment Options.

85

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
METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                      AIM V.I.
                                                                   GLOBAL REAL
                                                                   ESTATE FUND
                                  AIM V.I. INTERNATIONAL GROWTH     INVESTMENT    AMERICAN CENTURY VP ULTRA
                                              INVESTMENT OPTION         OPTION            INVESTMENT OPTION
                                  -------------------------------- -------------- --------------------------
                                         2008              2007        2008 (a)         2008           2007
                                  -------------- ----------------- -------------- ------------- ------------
Units beginning of year            31,575,777        10,023,431             --     3,035,357      4,421,032
Units issued and transferred
  from other funding options       13,550,677        27,945,724             57        32,944         90,294
Units redeemed and transferred to
  other funding options           (16,923,978)       (6,393,378)            (2)   (3,040,207)    (1,475,969)
                                  -------------- ----------------- -------------- ------------- ------------
Units end of year                  28,202,476        31,575,777             55        28,094      3,035,357
                                  ============== ================= ============== ============= ============

                                                                                                    AMERICAN
                                                                                                  FUNDS U.S.
                                                                       AMERICAN      AMERICAN    GOVERNMENT/
                                                                          FUNDS         FUNDS      AAA RATED
                                                                  INTERNATIONAL     NEW WORLD     SECURITIES
                                  AMERICAN FUNDS GROWTH-INCOME       INVESTMENT    INVESTMENT     INVESTMENT
                                             INVESTMENT OPTION           OPTION        OPTION         OPTION
                                  ------------------------------- ---------------- ------------- ------------
                                         2008             2007          2008 (a)      2008 (a)       2008 (a)
                                  -------------- ---------------- ---------------- ------------- ------------
Units beginning of year            33,211,875       28,115,420               --            --             --
Units issued and transferred
  from other funding options       13,140,344       18,012,203        5,197,850            43      3,367,712
Units redeemed and transferred to
  other funding options           (14,489,367)     (12,915,748)      (1,136,739)           (2)            --
                                  -------------- ---------------- ---------------- ------------- ------------
Units end of year                  31,862,852       33,211,875        4,061,111            41      3,367,712
                                  ============== ================ ================ ============= ============

                                                                 FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                                                                EQUITY-INCOME    FREEDOM 2010    FREEDOM 2020    FREEDOM 2030
                                     FIDELITY VIP CONTRAFUND       INVESTMENT      INVESTMENT      INVESTMENT      INVESTMENT
                                           INVESTMENT OPTION           OPTION          OPTION          OPTION          OPTION
                                  ----------------------------- ---------------- --------------- --------------- ---------------
                                         2008           2007          2008 (a)        2008 (a)        2008 (a)        2008 (a)
                                  -------------- -------------- ---------------- --------------- --------------- ---------------
Units beginning of year            38,504,226     36,318,016               --              --              --              --
Units issued and transferred
  from other funding options       15,594,296     17,839,898           67,777       5,529,947       7,367,543       3,841,493
Units redeemed and transferred to
  other funding options           (38,021,123)   (15,653,688)            (489)             --              --              (4)
                                  -------------- -------------- ---------------- --------------- --------------- ---------------
Units end of year                  16,077,399     38,504,226           67,288       5,529,947       7,367,543       3,841,489
                                  ============== ============== ================ =============== =============== ===============

                                                                                             FTVIPT FRANKLIN SMALL-MID CAP
                                        FIDELITY VIP MID CAP        FIDELITY VIP OVERSEAS                GROWTH SECURITIES
                                           INVESTMENT OPTION            INVESTMENT OPTION                INVESTMENT OPTION
                                  ----------------------------- ---------------------------- --------------------------------
                                         2008           2007           2008          2007          2008               2007
                                  -------------- -------------- -------------- ------------- ------------- ------------------
Units beginning of year            26,880,959     22,673,521     17,230,885    12,909,259    11,243,155         14,001,194
Units issued and transferred
  from other funding options        8,631,617     17,279,834      8,891,848     6,811,960     4,770,742          3,326,249
Units redeemed and transferred to
  other funding options           (16,949,554)   (13,072,396)   (15,404,806)   (2,490,334)   (6,859,743)        (6,084,288)
                                  -------------- -------------- -------------- ------------- ------------- ------------------
Units end of year                  18,563,022     26,880,959     10,717,927    17,230,885     9,154,154         11,243,155
                                  ============== ============== ============== ============= ============= ==================

                                      AMERICAN
                                  FUNDS GLOBAL
                                         SMALL
                                CAPITALIZATION
AMERICAN FUNDS GLOBAL GROWTH        INVESTMENT         AMERICAN FUNDS GROWTH
           INVESTMENT OPTION            OPTION             INVESTMENT OPTION
------------------------------- ----------------- -----------------------------
      2008              2007           2008 (a)          2008           2007
------------- ----------------- ----------------- -------------- --------------
 7,358,469        11,866,818                --     44,052,481     52,552,658
 4,629,746         4,110,165                44     24,955,798     13,108,230
(4,922,932)       (8,618,514)               (2)   (21,009,765)   (21,608,407)
------------- ----------------- ----------------- -------------- --------------
 7,065,283         7,358,469                42     47,998,514     44,052,481
============= ================= ================= ============== ==============

DELAWARE VIP SMALL CAP VALUE     DREYFUS VIF APPRECIATION    DREYFUS VIF DEVELOPING LEADERS
           INVESTMENT OPTION            INVESTMENT OPTION                 INVESTMENT OPTION
------------------------------- ---------------------------- ---------------------------------
      2008              2007          2008           2007          2008                2007
------------- ----------------- ------------- -------------- ------------- -------------------
 5,507,665         3,803,732     3,282,756     22,045,488     1,986,984          12,612,359
 2,412,052         3,171,080       967,660      2,416,275       678,667             694,396
(2,893,503)       (1,467,147)   (2,739,486)   (21,179,007)   (1,273,635)        (11,319,771)
------------- ----------------- ------------- -------------- ------------- -------------------
 5,026,214         5,507,665     1,510,930      3,282,756     1,392,016           1,986,984
============= ================= ============= ============== ============= ===================

                                                FIDELITY VIP
                                FIDELITY VIP      INVESTMENT    FIDELITY VIP
                                 HIGH INCOME      GRADE BOND       INDEX 500
FIDELITY VIP GROWTH & INCOME      INVESTMENT      INVESTMENT      INVESTMENT
           INVESTMENT OPTION          OPTION          OPTION          OPTION
------------------------------- --------------- --------------- ---------------
      2008              2007         2008 (a)        2008 (a)        2008 (a)
------------- ----------------- --------------- --------------- ---------------
 6,032,387        11,740,284              --              --              --
    19,261           239,781       2,699,652              33      13,613,641
(6,039,633)       (5,947,678)             --              (1)             --
------------- ----------------- --------------- --------------- ---------------
    12,015         6,032,387       2,699,652              32      13,613,641
============= ================= =============== =============== ===============

FTVIPT TEMPLETON DEVELOPING     FTVIPT TEMPLETON FOREIGN            FTVIPT TEMPLETON
         MARKETS SECURITIES                   SECURITIES    GLOBAL INCOME SECURITIES
          INVESTMENT OPTION            INVESTMENT OPTION           INVESTMENT OPTION
------------------------------ ---------------------------- ---------------------------
       2008            2007          2008           2007          2008          2007
-------------- --------------- ------------- -------------- ------------- -------------
 12,114,462      12,009,404     9,672,670     16,746,659     7,255,328     3,352,892
  4,059,092       5,539,424     7,831,292      4,738,809     8,476,435     6,134,758
(12,836,089)     (5,434,366)   (6,680,606)   (11,812,798)   (8,607,637)   (2,232,322)
-------------- --------------- ------------- -------------- ------------- -------------
  3,337,465      12,114,462    10,823,356      9,672,670     7,124,126     7,255,328
============== =============== ============= ============== ============= =============

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                   JANUS ASPEN  JANUS ASPEN  JANUS ASPEN
                                                                 INTERNATIONAL      MID CAP      MID CAP
                                                                        GROWTH       GROWTH        VALUE
                                  JANUS ASPEN GLOBAL TECHNOLOGY     INVESTMENT   INVESTMENT   INVESTMENT
                                              INVESTMENT OPTION         OPTION       OPTION       OPTION
                                  ------------------------------ -------------- ------------ ------------
                                        2008               2007        2008 (a)     2008 (a)     2008 (a)
                                  ------------- ---------------- -------------- ------------ ------------
Units beginning of year            3,054,504          3,710,951             --           --           --
Units issued and transferred
  from other funding options       3,937,189          6,874,392      1,209,050    1,009,867    8,537,324
Units redeemed and transferred to
  other funding options           (5,251,240)        (7,530,839)            (1)          --      (54,495)
                                  ------------- ---------------- -------------- ------------ ------------
Units end of year                  1,740,453          3,054,504      1,209,049    1,009,867    8,482,829
                                  ============= ================ ============== ============ ============

                                  LMPVET CAPITAL AND INCOME         LMPVET EQUITY INDEX  LMPVET FUNDAMENTAL VALUE
                                          INVESTMENT OPTION           INVESTMENT OPTION         INVESTMENT OPTION
                                  -------------------------- --------------------------- -------------------------
                                       2008         2007 (b)        2008           2007        2008          2007
                                  ------------ ------------- -------------- ------------ ------------- -----------
Units beginning of year           1,111,215              --   23,721,176     26,356,275   2,763,338     2,932,147
Units issued and transferred
  from other funding options        486,197       1,794,030    8,932,889      8,131,536     661,338     6,722,603
Units redeemed and transferred to
  other funding options            (637,591)       (682,815) (15,157,162)   (10,766,635) (1,482,146)   (6,891,412)
                                  ------------ ------------- -------------- ------------ ------------- -----------
Units end of year                   959,821       1,111,215   17,496,903     23,721,176   1,942,530     2,763,338
                                  ============ ============= ============== ============ ============= ===========

                                  LMPVET SOCIAL AWARENESS  LMPVIT GLOBAL HIGH YIELD BOND     LMPVIT STRATEGIC BOND
                                        INVESTMENT OPTION              INVESTMENT OPTION         INVESTMENT OPTION
                                  ------------------------ ------------------------------ -------------------------
                                        2008         2007         2008              2007        2008          2007
                                  ------------- ---------- -------------- --------------- ------------- -----------
Units beginning of year            2,019,567    2,235,404   13,822,106        17,593,279   3,108,745     2,971,179
Units issued and transferred
  from other funding options         513,461      442,461    2,231,684         9,477,534     690,386     1,448,355
Units redeemed and transferred to
  other funding options           (1,520,754)    (658,298) (10,859,032)      (13,248,707) (3,025,446)   (1,310,789)
                                  ------------- ---------- -------------- --------------- ------------- -----------
Units end of year                  1,012,274    2,019,567    5,194,758        13,822,106     773,685     3,108,745
                                  ============= ========== ============== =============== ============= ===========

                                                                                       MIST LAZARD
                                                                                           MID CAP
                                       MIST HARRIS OAKMARK                               PORTFOLIO
                                             INTERNATIONAL           MIST JANUS FORTY   INVESTMENT
                                         INVESTMENT OPTION          INVESTMENT OPTION       OPTION
                                  ------------------------- -------------------------- ------------
                                        2008          2007         2008          2007      2008 (a)
                                  ------------- ----------- -------------- ----------- ------------
Units beginning of year           17,975,691     9,827,544   16,611,592    17,823,011           --
Units issued and transferred
  from other funding options       5,943,089    13,713,613   42,357,148     8,615,178    3,213,732
Units redeemed and transferred to
  other funding options           (9,286,858)   (5,565,466) (26,254,028)   (9,826,597)  (1,220,893)
                                  ------------- ----------- -------------- ----------- ------------
Units end of year                 14,631,922    17,975,691   32,714,712    16,611,592    1,992,839
                                  ============= =========== ============== =========== ============

JANUS ASPEN WORLDWIDE GROWTH  LMPVET AGGRESSIVE GROWTH  LMPVET APPRECIATION
           INVESTMENT OPTION         INVESTMENT OPTION    INVESTMENT OPTION
----------------------------- ------------------------- --------------------
      2008              2007        2008          2007     2008        2007
------------- --------------- ------------- ----------- ---------- ---------
 2,894,674         2,979,742   3,940,586     4,486,576   33,763          --
   818,089         1,400,131     868,212     1,724,036   21,711      35,569
(1,474,823)       (1,485,199) (3,046,746)   (2,270,026) (42,394)     (1,806)
------------- --------------- ------------- ----------- ---------- ---------
 2,237,940         2,894,674   1,762,052     3,940,586   13,080      33,763
============= =============== ============= =========== ========== =========

 LMPVET INTERNATIONAL
  ALL CAP OPPORTUNITY          LMPVET INVESTORS   LMPVET LARGE CAP GROWTH
    INVESTMENT OPTION         INVESTMENT OPTION         INVESTMENT OPTION
---------------------- ------------------------- -------------------------
    2008         2007        2008          2007        2008          2007
----------- ---------- ------------- ----------- ------------- -----------
 974,576    1,007,220   4,491,288     4,952,272   7,945,620     7,480,827
 155,727      377,208   1,451,652       967,552   1,354,012     3,411,580
(250,524)    (409,852) (3,220,867)   (1,428,536) (7,437,874)   (2,946,787)
----------- ---------- ------------- ----------- ------------- -----------
 879,779      974,576   2,722,073     4,491,288   1,861,758     7,945,620
=========== ========== ============= =========== ============= ===========

                                      MIST BLACKROCK
MIST BLACKROCK HIGH YIELD             LARGE CAP CORE  MIST CLARION GLOBAL REAL ESTATE
        INVESTMENT OPTION          INVESTMENT OPTION                INVESTMENT OPTION
-------------------------- -------------------------- --------------------------------
      2008        2007 (b)        2008          2007         2008                2007
------------- ------------ -------------- ----------- -------------- -----------------
10,497,224             --    8,260,595       904,781   13,852,231          19,986,349
 5,166,653     13,684,395   13,013,216    12,605,722    4,014,982           5,867,565
(9,205,433)    (3,187,171) (12,681,572)   (5,249,908) (10,014,655)        (12,001,683)
------------- ------------ -------------- ----------- -------------- -----------------
 6,458,444     10,497,224    8,592,239     8,260,595    7,852,558          13,852,231
============= ============ ============== =========== ============== =================

 MIST LOOMIS SAYLES GLOBAL    MIST LORD ABBETT BOND  MIST LORD ABBETT GROWTH AND
                   MARKETS                DEBENTURE                       INCOME
         INVESTMENT OPTION        INVESTMENT OPTION            INVESTMENT OPTION
-------------------------- ------------------------ ----------------------------
      2008        2007 (b)      2008          2007        2008             2007
------------- ------------ ------------ ----------- ------------- --------------
 6,255,239             --  1,307,048     4,172,978  10,589,983        5,631,229
 4,190,041      7,552,179    978,610     1,118,262   2,355,714        7,743,579
(6,262,023)    (1,296,940)  (997,982)   (3,984,192) (9,392,990)      (2,784,825)
------------- ------------ ------------ ----------- ------------- --------------
 4,183,257      6,255,239  1,287,676     1,307,048   3,552,707       10,589,983
============= ============ ============ =========== ============= ==============

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                   MIST LORD ABBETT MID CAP      MIST MET/AIM CAPITAL  MIST MET/AIM SMALL CAP
                                                      VALUE              APPRECIATION                  GROWTH
                                          INVESTMENT OPTION         INVESTMENT OPTION       INVESTMENT OPTION
                                  -------------------------- ------------------------- -----------------------
                                         2008          2007        2008          2007      2008          2007
                                  -------------- ----------- ------------- ----------- ----------- -----------
Units beginning of year            28,966,786     8,861,872   2,023,977     2,876,941   308,441       183,500
Units issued and transferred
  from other funding options        4,773,831    26,154,038   1,191,847       724,911   154,629     1,128,563
Units redeemed and transferred to
  other funding options           (26,695,274)   (6,049,124) (2,180,916)   (1,577,875) (295,480)   (1,003,622)
                                  -------------- ----------- ------------- ----------- ----------- -----------
Units end of year                   7,045,343    28,966,786   1,034,908     2,023,977   167,590       308,441
                                  ============== =========== ============= =========== =========== ===========

                                                                                      MIST T. ROWE
                                                                                     PRICE MID CAP
                                                                                            GROWTH
                                    MIST PIONEER FUND  MIST PIONEER STRATEGIC INCOME    INVESTMENT
                                    INVESTMENT OPTION              INVESTMENT OPTION        OPTION
                                  -------------------- ----------------------------- --------------
                                     2008        2007  2008                     2007       2008 (a)
                                  ---------- --------- ------- --------------------- --------------
Units beginning of year            47,835     118,220    --                       --            --
Units issued and transferred
  from other funding options          620      66,905   508                       --       895,665
Units redeemed and transferred to
  other funding options           (43,789)   (137,290)   (5)                      --      (132,199)
                                  ---------- --------- ------- --------------------- --------------
Units end of year                   4,666      47,835   503                       --       763,466
                                  ========== ========= ======= ===================== ==============

                                                             MSF BLACKROCK
                                                                 LARGE CAP
                                                                     VALUE
                                  MSF BLACKROCK DIVERSIFIED     INVESTMENT   MSF BLACKROCK MONEY MARKET
                                          INVESTMENT OPTION         OPTION            INVESTMENT OPTION
                                  -------------------------- -------------- ----------------------------
                                        2008        2007 (b)       2008 (a)         2008           2007
                                  ------------- ------------ -------------- --------------- ------------
Units beginning of year            2,962,202             --             --   143,562,404     97,923,083
Units issued and transferred
  from other funding options         254,461      3,615,390      5,052,364    90,705,714    142,085,046
Units redeemed and transferred to
  other funding options           (2,738,343)      (653,188)            --  (111,658,787)   (96,445,725)
                                  ------------- ------------ -------------- --------------- ------------
Units end of year                    478,320      2,962,202      5,052,364   122,609,331    143,562,404
                                  ============= ============ ============== =============== ============

                                   MSF METLIFE AGGRESSIVE  MSF METLIFE CONSERVATIVE  MSF METLIFE CONSERVATIVE TO
                                               ALLOCATION                ALLOCATION          MODERATE ALLOCATION
                                        INVESTMENT OPTION         INVESTMENT OPTION            INVESTMENT OPTION
                                  ------------------------ ------------------------- ----------------------------
                                        2008         2007        2008          2007        2008             2007
                                  ------------- ---------- ------------- ----------- ------------- --------------
Units beginning of year            5,146,617    1,049,578   1,759,746     4,478,240   6,733,031        9,068,317
Units issued and transferred
  from other funding options       4,402,045    4,807,490   2,641,463     2,460,138   2,257,844        2,955,760
Units redeemed and transferred to
  other funding options           (5,491,354)    (710,451) (2,175,264)   (5,178,632) (6,410,490)      (5,291,046)
                                  ------------- ---------- ------------- ----------- ------------- --------------
Units end of year                  4,057,308    5,146,617   2,225,945     1,759,746   2,580,385        6,733,031
                                  ============= ========== ============= =========== ============= ==============

MIST MFS EMERGING MARKETS        MIST MFS RESEARCH        MIST PIMCO INFLATION
                   EQUITY            INTERNATIONAL              PROTECTED BOND
        INVESTMENT OPTION        INVESTMENT OPTION           INVESTMENT OPTION
-------------------------- ------------------------ ---------------------------
      2008        2007 (b)       2008      2007 (b)        2008        2007 (b)
------------- ------------ ------------- ---------- -------------- ------------
 3,320,809             --   4,572,964           --   24,800,396             --
 4,788,605      4,778,350   2,686,446    5,396,668   16,488,698     44,618,211
(4,856,012)    (1,457,541) (4,380,301)    (823,704) (13,504,676)   (19,817,815)
------------- ------------ ------------- ---------- -------------- ------------
 3,253,402      3,320,809   2,879,109    4,572,964   27,784,418     24,800,396
============= ============ ============= ========== ============== ============

MIST THIRD AVENUE SMALL CAP  MSF BLACKROCK AGGRESSIVE
                      VALUE                    GROWTH  MSF BLACKROCK BOND INCOME
          INVESTMENT OPTION         INVESTMENT OPTION          INVESTMENT OPTION
---------------------------- ------------------------- --------------------------
       2008         2007 (b)       2008          2007        2008           2007
-------------- ------------- ------------- ----------- ------------- ------------
 12,584,212              --  11,829,117    11,629,711   7,807,685      7,023,508
  5,429,909      21,003,022   5,261,563     3,375,951   1,588,046      1,632,602
(11,298,548)     (8,418,810) (8,716,118)   (3,176,545) (5,644,245)      (848,425)
-------------- ------------- ------------- ----------- ------------- ------------
  6,715,573      12,584,212   8,374,562    11,829,117   3,751,486      7,807,685
============== ============= ============= =========== ============= ============

    MSF CAPITAL GUARDIAN
             U.S. EQUITY          MSF FI LARGE CAP      MSF FI VALUE LEADERS
       INVESTMENT OPTION         INVESTMENT OPTION         INVESTMENT OPTION
------------------------- ------------------------- -------------------------
      2008          2007        2008          2007        2008          2007
------------- ----------- ------------- ----------- ------------- -----------
 3,757,715     4,168,943   2,730,126     3,109,748  11,271,223    12,362,958
   800,492       891,371   1,267,196     1,385,592   3,708,440     4,087,915
(1,759,162)   (1,302,599) (1,339,326)   (1,765,214) (8,486,251)   (5,179,650)
------------- ----------- ------------- ----------- ------------- -----------
 2,799,045     3,757,715   2,657,996     2,730,126   6,493,412    11,271,223
============= =========== ============= =========== ============= ===========

  MSF METLIFE
MID CAP STOCK
        INDEX       MSF METLIFE MODERATE  MSF METLIFE MODERATE TO
   INVESTMENT                 ALLOCATION    AGGRESSIVE ALLOCATION
       OPTION          INVESTMENT OPTION        INVESTMENT OPTION
-------------- -------------------------- ------------------------
      2008 (a)        2008          2007        2008         2007
-------------- -------------- ----------- ------------- ----------
           --   10,244,446     1,965,704   1,458,090      426,130
      135,747    1,513,907    10,616,086     963,125    1,379,111
           (4) (10,545,940)   (2,337,344) (1,498,792)    (347,151)
-------------- -------------- ----------- ------------- ----------
      135,743    1,212,413    10,244,446     922,423    1,458,090
============== ============== =========== ============= ==========

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

6. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                           MSF MFS
                                                                                             VALUE
                                    MSF METLIFE STOCK INDEX       MSF MFS TOTAL RETURN  INVESTMENT
                                          INVESTMENT OPTION          INVESTMENT OPTION      OPTION
                                  -------------------------- -------------------------- -----------
                                         2008       2007 (b)        2008          2007     2008 (a)
                                  -------------- ----------- -------------- ----------- -----------
Units beginning of year            44,521,122            --   21,883,376    27,516,843          --
Units issued and transferred
  from other funding options        8,375,268    49,513,492   11,933,193     3,065,415      29,536
Units redeemed and transferred to
  other funding options           (27,324,700)   (4,992,370) (13,988,814)   (8,698,882)     (7,939)
                                  -------------- ----------- -------------- ----------- -----------
Units end of year                  25,571,690    44,521,122   19,827,755    21,883,376      21,597
                                  ============== =========== ============== =========== ===========

                                  MSF WESTERN ASSET MANAGEMENT
                                               U.S. GOVERNMENT      PIMCO VIT TOTAL RETURN      PIMCO VIT LOW DURATION
                                             INVESTMENT OPTION           INVESTMENT OPTION           INVESTMENT OPTION
                                  ----------------------------- --------------------------- ---------------------------
                                        2008              2007         2008           2007         2008           2007
                                  ------------- --------------- -------------- ------------ -------------- ------------
Units beginning of year           15,127,042        12,848,012   96,209,141    104,174,251   15,490,403     31,275,170
Units issued and transferred
  from other funding options       2,548,078         4,402,349   42,291,684     34,521,379   16,357,717     14,138,628
Units redeemed and transferred to
  other funding options           (6,858,597)       (2,123,319) (45,429,157)   (42,486,489) (12,451,605)   (29,923,395)
                                  ------------- --------------- -------------- ------------ -------------- ------------
Units end of year                 10,816,523        15,127,042   93,071,668     96,209,141   19,396,515     15,490,403
                                  ============= =============== ============== ============ ============== ============

                                           ROYCE MICRO-CAP           ROYCE SMALL-CAP    THE MERGER FUND VL
                                         INVESTMENT OPTION         INVESTMENT OPTION     INVESTMENT OPTION
                                  ------------------------- ------------------------- ---------------------
                                        2008          2007        2008          2007      2008        2007
                                  ------------- ----------- ------------- ----------- ----------- ---------
Units beginning of year            4,128,060     3,688,500   4,791,185     4,407,807    87,357     137,661
Units issued and transferred
  from other funding options       1,033,667     9,453,962   8,695,876     2,576,415   385,362     291,445
Units redeemed and transferred to
  other funding options           (4,111,689)   (9,014,402) (5,135,403)   (2,193,037) (146,978)   (341,749)
                                  ------------- ----------- ------------- ----------- ----------- ---------
Units end of year                  1,050,038     4,128,060   8,351,658     4,791,185   325,741      87,357
                                  ============= =========== ============= =========== =========== =========

                                                              VANGUARD VIF SHORT-TERM  VANGUARD VIF SMALL COMPANY
                                  VANGUARD VIF MID-CAP INDEX         INVESTMENT GRADE                      GROWTH
                                           INVESTMENT OPTION        INVESTMENT OPTION           INVESTMENT OPTION
                                  --------------------------- ------------------------ ---------------------------
                                        2008            2007      2008           2007        2008            2007
                                  ------------- ------------- ----------- ------------ ------------- -------------
Units beginning of year           11,873,755      12,978,089   198,302          1,973   2,712,700         991,484
Units issued and transferred
  from other funding options       1,842,972       3,950,211   207,742        199,988     317,862       2,480,457
Units redeemed and transferred to
  other funding options           (8,079,240)     (5,054,545) (242,736)        (3,659) (1,932,933)       (759,241)
                                  ------------- ------------- ----------- ------------ ------------- -------------
Units end of year                  5,637,487      11,873,755   163,308        198,302   1,097,629       2,712,700
                                  ============= ============= =========== ============ ============= =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period April 30, 2007 to December 31, 2007.

                                                          MSF T. ROWE PRICE LARGE CAP
MSF OPPENHEIMER GLOBAL EQUITY     MSF RUSSELL 2000 INDEX                       GROWTH
            INVESTMENT OPTION          INVESTMENT OPTION            INVESTMENT OPTION
------------------------------ -------------------------- ----------------------------
    2008                 2007         2008       2007 (b)       2008             2007
----------- ------------------ -------------- ----------- ------------- --------------
 735,889              861,392   18,889,259            --   2,806,657        3,400,165
 738,065              520,471   10,257,998    21,816,505   1,223,970        2,252,070
(933,036)            (645,974) (17,442,470)   (2,927,246) (1,620,305)      (2,845,578)
----------- ------------------ -------------- ----------- ------------- --------------
 540,918              735,889   11,704,787    18,889,259   2,410,322        2,806,657
=========== ================== ============== =========== ============= ==============

PIONEER VCT
   EMERGING
    MARKETS
 INVESTMENT  PIONEER VCT MID CAP VALUE  PUTNAM VT DISCOVERY GROWTH
     OPTION          INVESTMENT OPTION           INVESTMENT OPTION
------------ -------------------------- ---------------------------
    2008 (a)       2008           2007      2008              2007
------------ ------------- ------------ ----------- ---------------
         --   2,792,781      3,764,070   307,117           282,448
  2,187,204     869,249      2,783,167    85,647           146,576
     (2,165) (1,886,715)    (3,754,456) (176,985)         (121,907)
------------ ------------- ------------ ----------- ---------------
  2,185,039   1,775,315      2,792,781   215,779           307,117
============ ============= ============ =========== ===============

VANGUARD VIF DIVERSIFIED VALUE  VANGUARD VIF EQUITY INDEX  VANGUARD VIF INTERNATIONAL
             INVESTMENT OPTION          INVESTMENT OPTION           INVESTMENT OPTION
------------------------------- -------------------------- ---------------------------
      2008                2007         2008          2007        2008            2007
------------- ----------------- -------------- ----------- ------------- -------------
10,524,214          11,261,851   17,278,773    19,303,659     542,050         166,210
 2,694,479           4,037,486   16,301,061     4,637,075   7,433,386         412,002
(7,823,749)         (4,775,123) (24,106,547)   (6,661,961) (2,757,604)        (36,162)
------------- ----------------- -------------- ----------- ------------- -------------
 5,394,944          10,524,214    9,473,287    17,278,773   5,217,832         542,050
============= ================= ============== =========== ============= =============

            CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY - SERIES 2
          CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000 POLICY
               CORPORATE OWNED VARIABLE UNIVERSAL LIFE III POLICY
                             CORPORATE SELECT POLICY
           CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV POLICY

                  PART B - STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)

                                      DATED

                                   MAY 1, 2009

                                       FOR

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)

                                    ISSUED BY

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                   (DEPOSITOR)

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Policies and MetLife Insurance Company of Connecticut. You should read this SAI in conjunction with the prospectuses dated April 28, 2008 for the Corporate Owned Variable Universal Life Insurance Policies ("the Policies"). The defined terms used in this SAI are as defined in the prospectus.

Copies of the prospectuses may be obtained by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4th Floor, Iselin, NJ 08830, or by calling 1-888-458-2654 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS


                                                                                   ITEM
                                                                                   ----
GENERAL INFORMATION AND HISTORY.................................................     3
  The Depositor.................................................................     3
  State Regulation..............................................................     3
  The Registrant................................................................     3
  Registration Statement........................................................     3
  The Custodian.................................................................     3
UNDERWRITING AND DISTRIBUTION AGREEMENTS........................................     3
  Distribution and Principal Underwriting Agreement.............................     3
  Compensation..................................................................     4
VALUATION OF ASSETS.............................................................     5
  Investment Options............................................................     5
  The Contract Value............................................................     5
  Accumulation Unit Value.......................................................     5
CALCULATION OF MONEY MARKET YIELD...............................................     6
ADDITIONAL INFORMATION ABOUT POLICY CHARGES.....................................     6
  Special Purchase Plans........................................................     6
  Underwriting Procedures.......................................................     6
  Increases and Decreases in Stated Amount......................................     7
ADDITIONAL FEDERAL TAX CONSIDERATIONS...........................................     7
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................     7
FINANCIAL STATEMENTS............................................................     7

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. MetLife Insurance Company of Connecticut, (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910, and its telephone number is (860) 656-3000.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. MetLife Insurance Company of Connecticut sponsors a separate account: The MetLife of CT Fund UL III for Variable Life Insurance (Fund UL
III). Fund UL III was established under the laws of Connecticut on January 15, 1999. Fund UL III is registered with the Securities and Exchange Commission
(SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "a separate account." Separate accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.

                    UNDERWRITING AND DISTRIBUTION AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Information about the distribution of the Policies is contained in the prospectus (see "Distribution & Compensation"). Additional information is provided below.

MetLife Investors Distribution Company ("MLIDC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA").

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDC over the past three years.

                         MLIDC UNDERWRITING COMMISSIONS

                                        UNDERWRITING COMMISSIONS PAID TO MLIDC   AMOUNT OF UNDERWRITING COMMISSIONS
YEAR                                                BY THE COMPANY                        RETAINED BY MLIDC
----                                    --------------------------------------   ----------------------------------
2008..................................                $4,476,418                                 $0
2007..................................                $7,620,981                                 $0
2006..................................                $8,462,281                                 $0


The Policies are offered on a continuous basis. MLIDC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and MLIDC from the Funds.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2008 ranged from $31,950 to $4,123,919. The amount of commissions paid to selected broker-dealer firms during 2008 ranged from $852,556 to $13,129,922. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2008 ranged from $884,506 to $17,253,841.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2007 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

DWS Scudder Distributors, Inc.

Morgan Stanley DW, Inc.

PFS Investments, Inc. (d/b/a Primerica)

Pioneer Funds Distributor, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

                               VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

               (a) = investment income plus capital gains and losses (whether realized or unrealized);

               (b) = any deduction for applicable taxes (presently zero); and

               (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                        CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Investment Option for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

       Effective Yield = ((Base Return + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change - Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV - Prior AUV.

Contract Charge Adjustment = Average AUV x Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee x (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Investment Option for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Investment Option will be lower than the yield for the corresponding Fund. The yields on amounts held in the Investment Option normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Investment Option is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and qualities of portfolio securities held by the Fund, and the Fund's operating expenses. Yields on amounts held in the Investment Option may also be presented for periods other than a 7-day period.

                   ADDITIONAL INFORMATION ABOUT POLICY CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Policy (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Policy's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Policy has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender and risk class.

The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable and that an insurable interest continues to exist. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

When we increase the Stated Amount we issue an additional insurance segment. Each insurance segment has its own issue age, risk class and in certain instances, charges. After an increase in Stated Amount, different cost of insurance rates may apply to different segments of Stated Amount. If this happens we will attribute your Cash Value proportionately to each segment to compute our insurance risk and to calculate the cost of insurance charge. In addition, premiums received after an increase in Stated Amount has been effective will not be added together with premium received before the requested increase for purposes of determining the Sales Expense Charge.

                      ADDITIONAL FEDERAL TAX CONSIDERATIONS

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for variable policy contract owners, including losing the benefit of tax deferral.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and the related financial statement schedules of MetLife Insurance Company of Connecticut and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedules and includes an explanatory paragraph referring to changes in MetLife Insurance Company of Connecticut and subsidiaries' method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and method of accounting for deferred acquisition costs as required by accounting guidance adopted on January 1,
2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                              FINANCIAL STATEMENTS

The financial statements of MetLife Insurance Company of Connecticut follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut

     We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2008. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs as required by accounting guidance adopted on January 1, 2007.

/s/  DELOITTE & TOUCHE LLP

New York, New York
March 26, 2009

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                 2008       2007
                                                               --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $39,601 and $46,264,
     respectively)...........................................  $ 34,846   $ 45,671
  Equity securities available-for-sale, at estimated fair
     value (cost: $673 and $992, respectively)...............       474        952
  Trading securities, at estimated fair value (cost: $251 and
     $0, respectively).......................................       232         --
  Mortgage and consumer loans................................     4,447      4,404
  Policy loans...............................................     1,192        913
  Real estate and real estate joint ventures held-for-
     investment..............................................       608        541
  Other limited partnership interests........................     1,249      1,130
  Short-term investments.....................................     3,127      1,335
  Other invested assets......................................     2,297      1,445
                                                               --------   --------
     Total investments.......................................    48,472     56,391
Cash and cash equivalents....................................     5,656      1,774
Accrued investment income....................................       487        637
Premiums and other receivables...............................    12,463      8,320
Deferred policy acquisition costs and value of business
  acquired...................................................     5,440      4,948
Current income tax recoverable...............................        66         72
Deferred income tax assets...................................     1,843        846
Goodwill.....................................................       953        953
Other assets.................................................       752        753
Separate account assets......................................    35,892     53,867
                                                               --------   --------
     Total assets............................................  $112,024   $128,561
                                                               ========   ========
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Future policy benefits.......................................  $ 20,213   $ 19,576
Policyholder account balances................................    37,175     33,815
Other policyholder funds.....................................     2,085      1,777
Short-term debt..............................................       300         --
Long-term debt -- affiliated.................................       950        635
Payables for collateral under securities loaned and other
  transactions...............................................     7,871     10,471
Other liabilities............................................     2,604      1,072
Separate account liabilities.................................    35,892     53,867
                                                               --------   --------
     Total liabilities.......................................   107,090    121,213
                                                               --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2008 and 2007.................................        86         86
Additional paid-in capital...................................     6,719      6,719
Retained earnings............................................       965        892
Accumulated other comprehensive loss.........................    (2,836)      (349)
                                                               --------   --------
     Total stockholders' equity..............................     4,934      7,348
                                                               --------   --------
     Total liabilities and stockholders' equity..............  $112,024   $128,561
                                                               ========   ========




        See accompanying notes to the consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                             2008     2007     2006
                                                            ------   ------   ------
REVENUES
Premiums..................................................  $  634   $  353   $  308
Universal life and investment-type product policy fees....   1,378    1,411    1,268
Net investment income.....................................   2,494    2,893    2,839
Other revenues............................................     230      251      212
Net investment gains (losses).............................     549     (142)    (521)
                                                            ------   ------   ------
       Total revenues.....................................   5,285    4,766    4,106
                                                            ------   ------   ------
EXPENSES
Policyholder benefits and claims..........................   1,446      978      792
Interest credited to policyholder account balances........   1,130    1,299    1,316
Other expenses............................................   1,933    1,446    1,173
                                                            ------   ------   ------
       Total expenses.....................................   4,509    3,723    3,281
                                                            ------   ------   ------
Income from continuing operations before provision for
  income tax..............................................     776    1,043      825
Provision for income tax..................................     203      303      228
                                                            ------   ------   ------
Income from continuing operations.........................     573      740      597
Income from discontinued operations, net of income tax....      --        4       --
                                                            ------   ------   ------
Net income................................................  $  573   $  744   $  597
                                                            ======   ======   ======




        See accompanying notes to the consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                                                 ACCUMULATED
                                                                          OTHER COMPREHENSIVE LOSS
                                                                        ----------------------------
                                                                              NET          FOREIGN
                                                ADDITIONAL                UNREALIZED       CURRENCY
                                       COMMON     PAID-IN    RETAINED     INVESTMENT     TRANSLATION
                                        STOCK     CAPITAL    EARNINGS   GAINS (LOSSES)   ADJUSTMENTS    TOTAL
                                       ------   ----------   --------   --------------   -----------   -------
Balance at January 1, 2006...........    $86      $7,180       $ 581        $  (416)        $   2      $ 7,433
Revisions of purchase price pushed
  down to MetLife Insurance Company
  of Connecticut's net assets
  acquired (Note 1)..................                 40                                                    40
Dividend paid to MetLife.............               (259)       (658)                                     (917)
Capital contribution of intangible
  assets from MetLife, net of income
  tax................................                162                                                   162
Comprehensive income:
  Net income.........................                            597                                       597
  Other comprehensive income:
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax....................                                            (5)                        (5)
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                           107                        107
     Foreign currency translation
       adjustments, net of income
       tax...........................                                                          (2)          (2)
                                                                                                       -------
     Other comprehensive income......                                                                      100
                                                                                                       -------
  Comprehensive income...............                                                                      697
                                         ---      ------       -----        -------         -----      -------
Balance at December 31, 2006.........     86       7,123         520           (314)           --        7,415
Cumulative effect of change in
  accounting principle, net of income
  tax (Note 1).......................                            (86)                                      (86)
                                         ---      ------       -----        -------         -----      -------
Balance at January 1, 2007...........     86       7,123         434           (314)           --        7,329
Dividend paid to MetLife.............               (404)       (286)                                     (690)
Comprehensive income:
  Net income.........................                            744                                       744
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax....................                                            (2)                        (2)
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                           (45)                       (45)
     Foreign currency translation
       adjustments, net of income
       tax...........................                                                          12           12
                                                                                                       -------
     Other comprehensive loss........                                                                      (35)
                                                                                                       -------
  Comprehensive income...............                                                                      709
                                         ---      ------       -----        -------         -----      -------
Balance at December 31, 2007.........     86       6,719         892           (361)           12        7,348
Dividend paid to MetLife.............                           (500)                                     (500)
Comprehensive income (loss):
  Net income.........................                            573                                       573
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax....................                                            21                         21
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                        (2,342)                    (2,342)
     Foreign currency translation
       adjustments, net of income
       tax...........................                                                        (166)        (166)
                                                                                                       -------
     Other comprehensive loss........                                                                   (2,487)
                                                                                                       -------
  Comprehensive loss.................                                                                   (1,914)
                                         ---      ------       -----        -------         -----      -------
Balance at December 31, 2008.........    $86      $6,719       $ 965        $(2,682)        $(154)     $ 4,934
                                         ===      ======       =====        =======         =====      =======




        See accompanying notes to the consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                          2008       2007       2006
                                                        --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................  $    573   $    744   $    597
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Depreciation and amortization expenses...........        29         26          6
     Amortization of premiums and accretion of
       discounts associated with investments, net.....       (18)        11         74
     (Gains) losses from sales of investments and
       businesses, net................................      (546)       145        521
     Gain from recapture of ceded reinsurance.........        --        (22)        --
     Undistributed equity earnings of real estate
       joint ventures and other limited partnership
       interests......................................        97       (121)       (83)
     Interest credited to policyholder account
       balances.......................................     1,130      1,299      1,316
     Universal life and investment-type product policy
       fees...........................................    (1,378)    (1,411)    (1,268)
     Change in accrued investment income..............       150        (35)         2
     Change in premiums and other receivables.........    (2,561)       360       (509)
     Change in deferred policy acquisition costs,
       net............................................       330         61       (234)
     Change in insurance-related liabilities..........       997         71        234
     Change in trading securities.....................      (218)        --        (43)
     Change in income tax payable.....................       262        308        156
     Change in other assets...........................       598        675        578
     Change in other liabilities......................     1,176        234       (351)
     Other, net.......................................        38         --         --
                                                        --------   --------   --------
Net cash provided by operating activities.............       659      2,345        996
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities........................    20,183     21,546     27,706
     Equity securities................................       126        146        218
     Mortgage and consumer loans......................       522      1,208      1,034
     Real estate and real estate joint ventures.......        15        155        126
     Other limited partnership interests..............       203        465        762
  Purchases of:
     Fixed maturity securities........................   (14,027)   (19,365)   (23,840)
     Equity securities................................       (65)      (357)      (109)
     Mortgage and consumer loans......................      (621)    (2,030)    (2,092)
     Real estate and real estate joint ventures.......      (102)      (458)       (56)
     Other limited partnership interests..............      (458)      (515)      (343)
  Net change in short-term investments................    (1,887)      (558)       991
  Net change in other invested assets.................       445       (175)      (316)
  Net change in policy loans..........................      (279)         5         (2)
  Other, net..........................................        --         16          1
                                                        --------   --------   --------
Net cash provided by investing activities.............  $  4,055   $     83   $  4,080
                                                        --------   --------   --------




        See accompanying notes to the consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)


                                                           2008      2007       2006
                                                         -------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 7,146   $ 11,395   $  8,185
     Withdrawals.......................................   (5,307)   (13,563)   (11,637)
  Net change in short-term debt........................      300         --         --
  Long-term debt issued -- affiliated..................      750        200         --
  Long-term debt repaid -- affiliated..................     (435)        --         --
  Debt issuance costs..................................       (8)        --         --
  Net change in payables for collateral under
     securities loaned and other transactions..........   (2,600)     1,316       (582)
  Financing element on certain derivative instruments..      (46)        33        (55)
  Dividends on common stock............................     (500)      (690)      (917)
                                                         -------   --------   --------
Net cash used in financing activities..................     (700)    (1,309)    (5,006)
                                                         -------   --------   --------
Effect of change in foreign currency exchange rates on
  cash balances........................................     (132)         6          8
                                                         -------   --------   --------
Change in cash and cash equivalents....................    3,882      1,125         78
Cash and cash equivalents, beginning of year...........    1,774        649        571
                                                         -------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $ 5,656   $  1,774   $    649
                                                         =======   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest..........................................  $    64   $     33   $     31
                                                         =======   ========   ========
     Income tax........................................  $   (48)  $     (6)  $     81
                                                         =======   ========   ========
  Non-cash transactions during the year:
     Contribution of equity securities to MetLife
       Foundation......................................  $    --   $     12   $     --
                                                         =======   ========   ========
     Contribution of other intangible assets from
       MetLife, net of deferred income tax.............  $    --   $     --   $    162
                                                         =======   ========   ========
     Contribution of goodwill from MetLife.............  $    --   $     --   $     29
                                                         =======   ========   ========



--------

See Note 7 for disclosure regarding the receipt of $901 million under an affiliated reinsurance agreement during the year ended December 31, 2007, which is included in the change in premiums and other receivables in net cash provided by operating activities.

        See accompanying notes to the consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut, a Connecticut corporation incorporated in 1863, and its subsidiaries, including MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On October 11, 2006, MICC and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a transfer agreement ("Transfer Agreement"), pursuant to which MICC agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MICC's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of MICC. MICC issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MICC's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     In connection with the Transfer Agreement on October 11, 2006, MLIG transferred to MICC certain assets and liabilities, including goodwill, value of business acquired ("VOBA") and deferred income tax liabilities, which remain outstanding from MetLife's acquisition of MLIG on October 30, 1997. The assets and liabilities have been included in the financial data of the Company for all periods presented.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of MICC and its subsidiaries as well as partnerships and joint ventures in which the Company has control. Intercompany accounts and transactions have been eliminated.

     In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include asset-backed securitizations, trust preferred securities, joint ventures, limited partnerships and limited liability companies. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     During the second quarter of 2007, the nature of the Company's partnership interest in Greenwich Street Investments, LP ("Greenwich") changed such that Greenwich is no longer consolidated and is now accounted for under the equity method of accounting. During the second quarter of 2006, the Company's ownership interest in Tribeca Citigroup Investments, Ltd. ("Tribeca") declined to a position whereby Tribeca is no longer consolidated and is now accounted for under the equity method of accounting. As such, there was no minority interest liability at December 31, 2008 or 2007.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2008 presentation. Such reclassifications include $6 million and $8 million for the years ended

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2007 and 2006, respectively, relating to the effect of change in foreign currency exchange rates on cash balances. These amounts were reclassified from cash flows from operating activities in the consolidated statements of cash flows for the years ended December 31, 2007 and 2006.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

       (i) the estimated fair value of investments in the absence of quoted market values;

       (ii)   investment impairments;

       (iii)  the recognition of income on certain investment entities;

       (iv)   the application of the consolidation rules to certain investments;

       (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

       (vi)   the estimated fair value of and accounting for derivatives;

       (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of VOBA;

       (viii) the measurement of goodwill and related impairment, if any;

       (ix)   the liability for future policyholder benefits;

       (x) accounting for income taxes and the valuation of deferred tax assets;

       (xi)   accounting for reinsurance transactions; and

       (xii)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the estimated fair values of assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, trading securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 2.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investments strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements, and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, joint venture investments and tax credit partnerships.

          Freestanding derivatives with positive estimated fair values are more fully described in the derivatives accounting policy which follows.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method. Tax credit partnerships are established for

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for on equity method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

     When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves, and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make an additional credit risk adjustments is performed by the Company each reporting period.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge") and
(ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The net book value of the property, equipment and leasehold improvements was less than $1 million for both December 31, 2008 and 2007, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $76 million and $72 million at December 31, 2008 and 2007, respectively. Accumulated amortization of capitalized software was $26 million and $11 million at December 31, 2008 and 2007, respectively. Related amortization expense was $15 million, $11 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (primarily term insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the annuities and variable & universal life reporting units within the Individual segment, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include projected earnings, current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit. The estimated fair value of the annuity and variable & universal life reporting units are particularly sensitive to the equity market levels.

     Management applies significant judgment when determining the estimated fair value of the Company's reporting units and when assessing the relationship of the estimated fair value of its reporting units and their book value. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 5 for further consideration of goodwill impairment testing during 2008.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for future policy benefit liabilities on non-participating traditional life insurance range from 3% to 7%.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care ("LTC"), as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivative.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     MICC files a consolidated U.S. federal income tax return with its includable subsidiaries in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate individual corporate tax returns or separate consolidated tax returns. Prior to the transfer of MLI-USA to MICC, MLI-USA joined MetLife's includable subsidiaries in filing a federal income tax return. MLI-USA joined MICC's includable subsidiaries at October 11, 2006.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its life insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("MLIC"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies, unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments, and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $59 million ($38 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 16 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIE. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34 ("FIN 45"), to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

     (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

     (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

     (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


"more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 did not have a material impact on the Company's consolidated financial statements. See also
Note 9.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact at January 1, 2007 was a cumulative effect adjustment of $86 million, net of income tax of $46 million, which was recorded as a reduction to retained earnings.

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities at January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r) prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future interim and annual periods.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Other Pronouncements

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective beginning in the first reporting period after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities, and the percentage that each sector represents by the respective total holdings at:

                                                       DECEMBER 31, 2008
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $15,440    $  126   $2,335     $13,231     38.0%
Residential mortgage-backed
  securities.........................     7,901       124      932       7,093     20.4
Foreign corporate securities.........     6,157        41    1,136       5,062     14.5
U.S. Treasury/agency securities......     3,407       926       --       4,333     12.4
Commercial mortgage-backed
  securities.........................     2,933         6      665       2,274      6.5
Asset-backed securities..............     2,429         1      703       1,727      5.0
State and political subdivision
  securities.........................       880         2      225         657      1.9
Foreign government securities........       454        48       33         469      1.3
                                        -------    ------   ------     -------    -----
  Total fixed maturity securities
     (1),(2).........................   $39,601    $1,274   $6,029     $34,846    100.0%
                                        =======    ======   ======     =======    =====
Non-redeemable preferred stock (1)...   $   551    $    1   $  196     $   356     75.1%
Common stock.........................       122         1        5         118     24.9
                                        -------    ------   ------     -------    -----
  Total equity securities............   $   673    $    2   $  201     $   474    100.0%
                                        =======    ======   ======     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                       DECEMBER 31, 2007
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST     GAIN    LOSS    FAIR VALUE   TOTAL
                                        ---------   ----   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $17,174    $119   $  618     $16,675     36.5%
Residential mortgage-backed
  securities..........................    11,914      98       80      11,932     26.1
Foreign corporate securities..........     6,536      83      184       6,435     14.1
U.S. Treasury/agency securities.......     3,976     126       11       4,091      9.0
Commercial mortgage-backed
  securities..........................     3,182      28       67       3,143      6.9
Asset-backed securities...............     2,236       4      108       2,132      4.7
State and political subdivision
  securities..........................       611       4       40         575      1.2
Foreign government securities.........       635      55        2         688      1.5
                                         -------    ----   ------     -------    -----
  Total fixed maturity securities
     (1),(2)..........................   $46,264    $517   $1,110     $45,671    100.0%
                                         =======    ====   ======     =======    =====
Non-redeemable preferred stock (1)....   $   777    $ 21   $   63     $   735     77.2%
Common stock..........................       215       9        7         217     22.8
                                         -------    ----   ------     -------    -----
  Total equity securities.............   $   992    $ 30   $   70     $   952    100.0%
                                         =======    ====   ======     =======    =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $304 million and $594 million, respectively. In addition, the Company held $52 million and $141 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, also included in non-redeemable preferred stock. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $425 million and $778 million, respectively. In addition, the Company held $16 million and $29 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, included in fixed maturity securities.

   (2) At December 31, 2008 and 2007 the Company also held $385 million and $558 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $883 million and $911 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $2.6 billion and $3.8 billion at December 31, 2008 and 2007, respectively. These securities had net unrealized losses of $1,130 million and $94 million at December 31, 2008 and 2007, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $17 million and $1 million at December 31, 2008 and 2007, respectively. Net unrealized gains (losses) associated with non-income producing fixed maturity securities were ($2) million and less than $1 million at December 31, 2008 and 2007, respectively.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $1.1 billion of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $525 million, $415 million, $145 million, $8 million and $3 million, are included within U.S. corporate securities, state and political subdivision securities, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities, respectively, and 20% and 65% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately 42% of the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholders' equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $4.3 billion and $4.1 billion, respectively. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (38.0%), residential mortgage-backed securities (20.4%), and foreign corporate securities (14.5%); and at December 31, 2007 were U.S. corporate fixed maturity securities (36.5%), residential mortgage-backed securities (26.1%), and foreign corporate securities (14.1%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $18.3 billion and $23.1 billion, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of the total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $313 million and $254 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $1.7 billion and $1.9 billion, respectively, the total of these ten issuers being less than 4% of the Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................    $ 5,062     27.6%    $ 6,435     27.9%
Finance.....................................      3,397     18.6       5,171     22.4
Utility.....................................      2,810     15.4       3,213     13.9
Consumer....................................      2,666     14.6       3,677     15.9
Industrial..................................      1,775      9.7       2,702     11.7
Communications..............................      1,305      7.1       1,785      7.7
Other.......................................      1,278      7.0         127      0.5
                                                -------    -----     -------    -----
  Total.....................................    $18,293    100.0%    $23,110    100.0%
                                                =======    =====     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors, and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities)-- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Collateralized mortgage obligations.......    $5,028      70.9%    $ 7,290     61.1%
  Pass-through securities...................     2,065      29.1       4,642     38.9
                                                ------     -----     -------    -----
Total residential mortgage-backed
  securities................................    $7,093     100.0%    $11,932    100.0%
                                                ======     =====     =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 68%, 22%, and 10% of the total holdings, respectively. At December 31, 2008 and 2007, $6.5 billion and $11.9 billion, respectively, of the estimated fair value or 92% and 99%, respectively, of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P or Fitch Ratings ("Fitch"). The majority of the residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure at estimated fair value was $706 million and $1,193 million, respectively, with an unrealized loss of $376 million and $30 million, respectively. At December 31, 2008 and 2007, $458 million and $1,189 million, respectively, or 65% and 99%, respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008, the Company's Alt-A holdings are distributed as follows: 23% 2007 vintage year; 14% 2006 vintage year; and 63% in the 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of our Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $2.3 billion and $3.1 billion, respectively, at estimated fair value. At December 31, 2008 and 2007, $2.0 billion and $2.6 billion, respectively, of the estimated fair value, or 90% and 84%, respectively, of the commercial mortgage-backed

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows: 90% Aaa, 5% Aa, 2% A, 1% Baa and 2% Ba or below. At December 31, 2008, 84% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was $74 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $1.7 billion and $2.1 billion, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $1.1 billion and $1.0 billion, respectively, or 64% and 48%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, residential mortgage-backed securities backed by sub-prime mortgage loans, automobile receivables and student loan receivables of 41%, 17%, 12% and 6% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $335 million and $570 million, respectively, and unrealized losses of $199 million and $45 million, respectively. At December 31, 2008, 18% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, of which 1% and 52% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively.

     Concentrations of Risk (Equity Securities) The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholders' equity in its equity securities holdings.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $   993      $   966     $ 1,172      $ 1,163
Due after one year through five years...     6,337        5,755       8,070        8,035
Due after five years through ten years..     7,329        6,195       7,950        7,858
Due after ten years.....................    11,679       10,836      11,740       11,408
                                           -------      -------     -------      -------
  Subtotal..............................    26,338       23,752      28,932       28,464
Mortgage-backed and asset-backed
  securities............................    13,263       11,094      17,332       17,207
                                           -------      -------     -------      -------
  Total fixed maturity securities.......   $39,601      $34,846     $46,264      $45,671
                                           =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                        2008     2007    2006
                                                      -------   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities...........................  $(4,755)  $(593)  $(566)
Equity securities...................................     (199)    (40)     17
Derivatives.........................................       12     (16)     (9)
Short-term investments..............................     (100)     --      --
Other...............................................       (3)     --       7
                                                      -------   -----   -----
  Subtotal..........................................   (5,045)   (649)   (551)
                                                      -------   -----   -----
Amounts allocated from:
  DAC and VOBA......................................      916      93      66
Deferred income tax.................................    1,447     195     171
                                                      -------   -----   -----
  Subtotal..........................................    2,363     288     237
                                                      -------   -----   -----
Net unrealized investment gains (losses)............  $(2,682)  $(361)  $(314)
                                                      =======   =====   =====



     The changes in net unrealized investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                        2008     2007    2006
                                                      -------   -----   -----
                                                           (IN MILLIONS)
Balance, beginning of period........................  $  (361)  $(314)  $(416)
Unrealized investment gains (losses) during the
  year..............................................   (4,396)    (98)    113
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition.......       --      --      78
  DAC and VOBA......................................      823      27     (36)
  Deferred income tax...............................    1,252      24     (53)
                                                      -------   -----   -----
Balance, end of period..............................  $(2,682)  $(361)  $(314)
                                                      =======   =====   =====
Change in net unrealized investment gains (losses)..  $(2,321)  $ (47)  $ 102
                                                      =======   =====   =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                             DECEMBER 31, 2008
                                ---------------------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                                                    THAN
                                  LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                -----------------------   -----------------------   -----------------------
                                                GROSS                     GROSS                     GROSS
                                 ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.....    $ 6,302      $1,001       $4,823       $1,334       $11,125      $2,335
Residential mortgage-backed
  securities..................      1,740         501          934          431         2,674         932
Foreign corporate securities..      2,684         517        1,530          619         4,214       1,136
U.S. Treasury/agency
  securities..................         34          --           --           --            34          --
Commercial mortgage-backed
  securities..................      1,485         289          679          376         2,164         665
Asset-backed securities.......        961         221          699          482         1,660         703
State and political
  subdivision securities......        348          91          220          134           568         225
Foreign government
  securities..................        229          21           20           12           249          33
                                  -------      ------       ------       ------       -------      ------
  Total fixed maturity
     securities...............    $13,783      $2,641       $8,905       $3,388       $22,688      $6,029
                                  =======      ======       ======       ======       =======      ======
Equity securities.............    $   124      $   59       $  191       $  142       $   315      $  201
                                  =======      ======       ======       ======       =======      ======
Total number of securities in
  an unrealized loss
  position....................      2,634                    1,340
                                  =======                   ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             DECEMBER 31, 2007
                                ---------------------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                                                    THAN
                                  LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                -----------------------   -----------------------   -----------------------
                                                GROSS                     GROSS                     GROSS
                                 ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.....    $ 6,643       $316        $ 5,010       $302        $11,653      $  618
Residential mortgage-backed
  securities..................      2,374         52          1,160         28          3,534          80
Foreign corporate securities..      2,350         86          2,234         98          4,584         184
U.S. Treasury/agency
  securities..................        307          2            343          9            650          11
Commercial mortgage-backed
  securities..................        417         26          1,114         41          1,531          67
Asset-backed securities.......      1,401         91            332         17          1,733         108
State and political
  subdivision securities......         84          9            387         31            471          40
Foreign government
  securities..................         63          1             62          1            125           2
                                  -------       ----        -------       ----        -------      ------
  Total fixed maturity
     securities...............    $13,639       $583        $10,642       $527        $24,281      $1,110
                                  =======       ====        =======       ====        =======      ======
Equity securities.............    $   386       $ 42        $   190       $ 28        $   576      $   70
                                  =======       ====        =======       ====        =======      ======
Total number of securities in
  an unrealized loss
  position....................      2,011                     1,487
                                  =======                   =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20% or 20% or more at:

                                                            DECEMBER 31, 2008
                                      -------------------------------------------------------------
                                       COST OR AMORTIZED     GROSS UNREALIZED         NUMBER OF
                                              COST                 LOSS              SECURITIES
                                      -------------------   ------------------   ------------------
                                      LESS THAN    20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                         20%        MORE       20%       MORE       20%       MORE
                                      ---------   -------   ---------   ------   ---------   ------
                                                (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................   $ 5,444    $ 9,799     $  392    $3,547     1,314      1,089
Six months or greater but less than
  nine months.......................     2,737        542        213       271       349         54
Nine months or greater but less than
  twelve months.....................     3,554        810        392       470       342         95
Twelve months or greater............     5,639        192        614       130       642         28
                                       -------    -------     ------    ------
  Total.............................   $17,374    $11,343     $1,611    $4,418
                                       =======    =======     ======    ======
EQUITY SECURITIES:
Less than six months................   $    23    $   298     $    3    $  130        13         50
Six months or greater but less than
  nine months.......................        18         53          3        20         2          5
Nine months or greater but less than
  twelve months.....................        --        102         --        43        --          9
Twelve months or greater............        22         --          2        --         6         --
                                       -------    -------     ------    ------
  Total.............................   $    63    $   453     $    8    $  193
                                       =======    =======     ======    ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             DECEMBER 31, 2007
                                     -----------------------------------------------------------------
                                                                                         NUMBER OF
                                       COST OR AMORTIZED                                 SECURITIES
                                              COST           GROSS UNREALIZED LOSS   -----------------
                                     ---------------------   ---------------------     LESS
                                     LESS THAN     20% OR    LESS THAN     20% OR      THAN     20% OR
                                        20%         MORE        20%         MORE       20%       MORE
                                     ---------   ---------   ---------   ---------   -------   -------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..............    $10,460       $428        $349        $114      1,825       80
Six months or greater but less
  than nine months................      2,900         --         145          --        321       --
Nine months or greater but less
  than twelve months..............      1,523         --          81          --        162       --
Twelve months or greater..........     10,079         --         421          --      1,358       --
                                      -------       ----        ----        ----
  Total...........................    $24,962       $428        $996        $114
                                      =======       ====        ====        ====
EQUITY SECURITIES:
Less than six months..............    $   261       $ 56        $ 19        $ 16         98       18
Six months or greater but less
  than nine months................        111         --          10          --         16       --
Nine months or greater but less
  than twelve months..............         37         --           5          --         12       --
Twelve months or greater..........        182         --          20          --         17       --
                                      -------       ----        ----        ----
  Total...........................    $   591       $ 56        $ 54        $ 16
                                      =======       ====        ====        ====



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $1.6 billion and $1.0 billion, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 9% and 4%, respectively, of the cost or amortized cost of such securities. At December 31, 2008 and 2007, $8 million and $54 million, respectively, of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 13% and 9%, respectively, of the cost of such securities.

     At December 31, 2008, $4.4 billion and $193 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 39% and 43% of the cost or amortized cost for fixed maturity securities and equity securities, respectively. Of such unrealized losses of $4.4 billion and $193 million, $3.5 billion and $130 million related to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months. At December 31, 2007, $114 million and $16 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 27% and 29% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $114 million and $16 million related to fixed maturity securities and equity securities, respectively, all were in an unrealized loss position for a period of less than six months.

     The Company held 103 fixed maturity securities and six equity securities, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These 103 fixed maturity securities represented 29%, or $1,758 million in the aggregate, of the gross unrealized loss on fixed maturity securities. These six equity securities represented 42%, or $84 million in the aggregate, of the gross unrealized loss on equity securities. The Company held two fixed maturity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These two fixed maturity securities represented 2%, or $21 million in the aggregate, of the gross unrealized loss on fixed maturity securities. There were no equity security with an unrealized loss of over $10 million at December 31, 2007. The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, increased $1,821 million during the year ended December 31, 2008. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration of, and severity of, an unrealized loss position, such as unrealized losses of 20% or more for equity securities, which was $193 million and $16 million at December 31, 2008 and 2007, respectively, is given greater weight and consideration, than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     Equity securities with an unrealized loss of 20% or more for six months or greater was $63 million at December 31, 2008, of which $62 million are for financial services investment grade non-redeemable preferred securities, of which 86% are rated A or higher.

     Equity securities with an unrealized loss of 20% or more for less than six months was $130 million at December 31, 2008 of which $125 million of the unrealized losses, or 96%, are for non-redeemable preferred securities, of which, $122 million of the unrealized losses, or 98%, are for investment grade non-redeemable preferred securities. All of the $122 million of unrealized losses for investment grade securities are for financial services industry non-redeemable preferred securities, of which 75% are rated A or higher.

     There were no equity securities with an unrealized loss of 20% or more for twelve months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there's been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized loss.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


With respect to common stock holdings, the Company considered the duration and severity of the securities in an unrealized loss position of 20% or more; and the duration of securities in an unrealized loss position of 20% or less with in an extended unrealized loss position (i.e., 12 months or more).

     At December 31, 2008, there were $193 million of equity securities with an unrealized loss of 20% or more, of which $187 million of the unrealized losses, or 97%, were for non-redeemable preferred securities. Through December 31, 2008, $184 million of the unrealized losses of 20% or more, or 99%, of the non-redeemable preferred securities were investment grade financial services industry non-redeemable preferred securities; and all non-redeemable preferred securities with unrealized losses of 20% or more, regardless of rating, have not deferred any dividend payments.

     Also, the Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming quarters.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $6.2 billion and $1.2 billion, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
SECTOR:
  U.S. corporate securities..................................    37%    52%
  Foreign corporate securities...............................    18     16
  Residential mortgage-backed securities.....................    15      7
  Asset-backed securities....................................    11      9
  Commercial mortgage-backed securities......................    11      6
  State and political subdivision securities.................     4      3
  Other......................................................     4      7
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===
INDUSTRY:
  Mortgage-backed............................................    26%    13%
  Finance....................................................    25     36
  Asset-backed...............................................    11      9
  Consumer...................................................    10      3
  Utility....................................................     9      8
  Communication..............................................     7      2
  Industrial.................................................     4     23
  Foreign government.........................................     1      1
  Other......................................................     7      5
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2008    2007    2006
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $(651)  $(272)  $(497)
Equity securities....................................    (65)     15      10
Mortgage and consumer loans..........................    (44)     (2)      7
Real estate and real estate joint ventures...........     (1)      1      64
Other limited partnership interests..................     (9)    (19)     (1)
Freestanding derivatives.............................    558     189      92
Embedded derivatives.................................    436     116      85
Other................................................    325    (170)   (281)
                                                       -----   -----   -----
  Net investment gains (losses)......................  $ 549   $(142)  $(521)
                                                       =====   =====   =====



     For the years ended December 31, 2008, 2007 and 2006, affiliated net investment gains (losses) of $1,479 million, $389 million and ($85) million, respectively, are included in embedded derivatives in the table above.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                                                   EQUITY
                                   FIXED MATURITY SECURITIES     SECURITIES               TOTAL
                                   -------------------------  ----------------  -------------------------
                                     2008     2007     2006   2008  2007  2006    2008     2007     2006
                                   -------  -------  -------  ----  ----  ----  -------  -------  -------
                                                                (IN MILLIONS)
Proceeds.........................  $11,450  $14,693  $23,718  $ 76  $133  $183  $11,526  $14,826  $23,901
                                   =======  =======  =======  ====  ====  ====  =======  =======  =======
Gross investment gains...........      126      120       60    15    26    13      141      146       73
Gross investment losses..........     (381)    (364)    (517)  (25)   (9)   (2)    (406)    (373)    (519)
Writedowns.......................
  Credit-related.................     (361)     (20)     (40)   (9)   --    --     (370)     (20)     (40)
  Other than credit-related (1)..      (35)      (8)      --   (46)   (2)   (1)     (81)     (10)      (1)
                                   -------  -------  -------  ----  ----  ----  -------  -------  -------
  Total writedowns...............     (396)     (28)     (40)  (55)   (2)   (1)    (451)     (30)     (41)
                                   -------  -------  -------  ----  ----  ----  -------  -------  -------
Net investment gains (losses)....  $  (651) $  (272) $  (497) $(65) $ 15  $ 10  $  (716) $  (257) $  (487)
                                   =======  =======  =======  ====  ====  ====  =======  =======  =======



--------

   (1) Other than credit-related writedowns include items such as equity securities where the primary reason for the writedown was the severity and/or the duration of an unrealized loss position and fixed maturity securities where an interest-rate related writedown was taken

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $451 million, $30 million and $41 million for the years ended December 31, 2008, 2007 and 2006, respectively. The substantial increase in 2008 over 2007 was driven by writedowns totaling

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$268 million of financial services industry securities holdings, comprised of $225 million of fixed maturity securities and $43 million of equity securities.

     Overall of the $396 million of fixed maturity securities writedowns in 2008, $225 million were on financial services industry securities holding; $56 million were on communication and consumer industries holdings; $80 million were on asset-backed (substantially all are backed by or exposed to sub-prime mortgage loans) and below investment grade commercial mortgage-backed holding; and $35 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline.

     Included within the $55 million of writedowns on equity securities in 2008, are $43 million related to the financial industry holdings (of which $9 million related to financial services industry non-redeemable preferred securities) and $12 million across several industries including consumer, communications, industrial and utility.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $2,455   $2,803   $2,719
Equity securities...................................      44       45       17
Trading securities..................................     (19)      --       --
Mortgage and consumer loans.........................     255      263      182
Policy loans........................................      64       53       52
Real estate and real estate joint ventures..........      11       81       29
Other limited partnership interests.................     (69)     164      238
Cash, cash equivalents and short-term investments...      67      104      137
International joint ventures........................      (4)      (4)      (5)
Other...............................................      (3)      11       13
                                                      ------   ------   ------
  Total investment income...........................   2,801    3,520    3,382
Less: Investment expenses...........................     307      627      543
                                                      ------   ------   ------
  Net investment income.............................  $2,494   $2,893   $2,839
                                                      ======   ======   ======



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $69 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets. Net investment income from trading securities includes interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on trading securities. In 2008, unrealized losses recognized on trading securities, due to the volatility in the equity and credit markets, were in excess of interest and dividends earned.

     Affiliated investment expenses, included in the table above, were $32 million, $36 million and $32 million for the years ended December 31, 2008, 2007 and 2006 respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned Securities with a cost or amortized cost of $5.6 billion and $9.9 billion and an estimated fair value of $6.3 billion and $9.8 billion were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $6.4 billion and $10.1 billion at December 31, 2008 and 2007, respectively. Of this $6.4 billion of cash collateral at December 31, 2008, $1.2 billion was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral, and $4,284 million and $901 million, respectively, were due within 30 days and 60 days. Of the $1.2 billion of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $1.1 billion were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage-backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $5.0 billion at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

     Security collateral of $153 million and $40 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008 and 2007, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair market value of $23 million and $22 million at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity and equity securities.

     The Company has pledged fixed maturity securities in support of its debt and funding agreements with the Federal Home Loan Bank of Boston of $1,284 million and $901 million at December 31, 2008 and 2007, respectively. The nature of these Federal Home Loan Bank arrangements are described in Note 6.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 3.

  TRADING SECURITIES

     During 2008, the Company established a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities and asset and liability matching strategies for certain insurance products. Trading securities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income.

     At December 31, 2008, trading securities at estimated fair value were $232 million.

     Interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities included within net investment income totaled ($19) million for the year ended December 31, 2008. Included within unrealized gains (losses) on such trading securities are changes in estimated fair value of ($21) million for the year ended December 31, 2008.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................  $3,301     73.4%   $3,125     70.8%
Agricultural mortgage loans...................   1,185     26.4     1,265     28.7
Consumer loans................................       7      0.2        22      0.5
                                                ------    -----    ------    -----
  Total.......................................   4,493    100.0%    4,412    100.0%
                                                          =====              =====
Less: Valuation allowances....................      46                  8
                                                ------             ------
  Total mortgage and consumer loans...........  $4,447             $4,404
                                                ======             ======



     The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2008, 26%, 8% and 7% of the value of the Company's mortgage and consumer loans were located in California, New York and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. As shown in the table above, commercial mortgage loans at December 31, 2008 and 2007 were $3,301 million and $3,125 million or 73.4% and 70.8%, respectively, of total mortgage and consumer loans prior to valuation allowances. Net of valuation allowances, commercial mortgage

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

loans were $3,257 million and $3,118 million, respectively at December 31, 2008 and 2007, respectively and their diversity across geographic regions and property types is shown below at:

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
REGION
South Atlantic................................   $  842     25.9%   $  874     28.0%
Pacific.......................................      753     23.1       634     20.3
Middle Atlantic...............................      516     15.8       487     15.6
New England...................................      412     12.6       417     13.4
West South Central............................      264      8.1       216      6.9
East North Central............................      152      4.7       166      5.3
East South Central............................      130      4.0       139      4.5
Mountain......................................       67      2.1        68      2.2
International.................................       59      1.8        62      2.0
West North Central............................       22      0.7        50      1.6
Other.........................................       40      1.2         5      0.2
                                                 ------    -----    ------    -----
  Total.......................................   $3,257    100.0%   $3,118    100.0%
                                                 ======    =====    ======    =====
PROPERTY TYPE
Office........................................   $1,188     36.5%   $1,013     32.5%
Retail........................................      760     23.3       630     20.2
Apartments....................................      553     17.0       572     18.4
Hotel.........................................      396     12.2       484     15.5
Industrial....................................      151      4.6       172      5.5
Other.........................................      209      6.4       247      7.9
                                                 ------    -----    ------    -----
  Total.......................................   $3,257    100.0%   $3,118    100.0%
                                                 ======    =====    ======    =====



     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Balance at January 1,................................    $  8      $ 6      $ 9
Additions............................................      75        7        3
Deductions...........................................     (37)      (5)      (6)
                                                         ----      ---      ---
Balance at December 31,..............................    $ 46      $ 8      $ 6
                                                         ====      ===      ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Impaired loans with valuation allowances.....................   $24    $65
Impaired loans without valuation allowances..................     2      2
                                                                ---    ---
  Subtotal...................................................    26     67
Less: Valuation allowances on impaired loans.................    24      4
                                                                ---    ---
  Impaired loans.............................................   $ 2    $63
                                                                ===    ===



     The average investment in impaired loans was $42 million, $21 million and $32 million for the years ended December 31, 2008, 2007 and 2006, respectively. Interest income on impaired loans was $1 million, $3 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     There was no investment in restructured loans at December 31, 2008. The investment in restructured loans was less than $1 million at December 31, 2007. There was no interest income recognized on restructured loans for the year ended December 31, 2008. Interest income, recognized on restructured loans, was less than $1 million for both years ended December 31, 2007 and 2006.

     There was no gross interest income that would have been recorded in accordance with the original terms of such loans at December 31, 2008. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to less than $1 million for each of the years ended December 31, 2007 and 2006.

     There was no mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing at December 31, 2008. Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of less than $1 million at December 31, 2007. There was no mortgage and consumer loans on which interest is no longer accrued at December 31, 2008 and 2007. Mortgage and consumer loans in foreclosure were $1 million at December 31, 2008. There was no mortgage and consumer loans in foreclosure at December 31, 2007.

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2008   2007
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Real estate.................................................  $ 86   $ 86
Accumulated depreciation....................................   (16)   (11)
                                                              ----   ----
Net real estate.............................................    70     75
Real estate joint ventures..................................   538    466
                                                              ----   ----
  Total real estate holdings................................  $608   $541
                                                              ====   ====



     Related depreciation expense on real estate was $5 million, $8 million and less than $1 million for the years ended December 31, 2008, 2007 and 2006 respectively. There was no depreciation expense related to discontinued operations for both years ended December 31, 2008 and 2007. Depreciation expense related to discontinued operations was less than $1 million for the year ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company did not own real estate held-for-sale for the years ended December 31, 2008 and 2007. The carrying value of non-income producing real estate was $1 million at both December 31, 2008 and 2007. The Company did not own real estate acquired in satisfaction of debt during the years ended December 31, 2008 and 2007.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States and at December 31, 2008, 25%, 18% and 17% were located in California, New York, and Georgia, respectively. Property type diversification is shown in the table below.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................   $252      41.5%    $231      42.7%
Real estate investment funds..................    138      22.7      111      20.5
Apartments....................................    100      16.4       87      16.1
Land..........................................     32       5.3       18       3.3
Retail........................................     17       2.8       20       3.7
Agriculture...................................     14       2.3       19       3.5
Other.........................................     55       9.0       55      10.2
                                                 ----     -----     ----     -----
  Total real estate holdings..................   $608     100.0%    $541     100.0%
                                                 ====     =====     ====     =====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $1.2 billion and $1.1 billion at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 were $340 million and $433 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007, and 2006, net investment income (loss) from other limited partnership interests was ($69) million, $164 million and $238 million and included ($117) million, $16 million and $30 million, respectively of hedge funds. Net investment income (loss) from other limited partnership interests, including hedge funds, decreased by $233 million for the year ended 2008, due to volatility in the equity and credit markets.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Freestanding derivatives with positive fair
  values......................................   $2,258     98.3%   $1,404     97.2%
Joint venture investment......................       31      1.3        18      1.2
Tax credit partnerships.......................        4      0.2        --       --
Other.........................................        4      0.2        23      1.6
                                                 ------    -----    ------    -----
Total.........................................   $2,297    100.0%   $1,445    100.0%
                                                 ======    =====    ======    =====



     See Note 3 regarding the freestanding derivatives with positive estimated fair values. Joint venture investments are accounted for on the equity method and represent the Company's investment in an insurance underwriting joint venture in China. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method.

  VARIABLE INTEREST ENTITIES

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but it is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                            DECEMBER 31, 2008
                                                        ------------------------
                                                                       MAXIMUM
                                                         CARRYING    EXPOSURE TO
                                                        AMOUNT (1)     LOSS (2)
                                                        ----------   -----------
                                                              (IN MILLIONS)
Fixed maturity securities, available-for-sale (3)
  Foreign corporate securities........................    $  152        $  152
  U.S. Treasury/agency securities.....................       182           182
Real estate joint ventures (4)........................        41            41
Other limited partnership interests (4)...............       672         1,060
                                                          ------        ------
Total.................................................    $1,047        $1,435
                                                          ======        ======



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to real estate joint ventures and other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) These assets are reflected at estimated fair value within fixed maturity securities available-for-sale.

   (4) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments. Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As discussed in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $1.6 billion and $582 million, respectively, of its total invested assets in the Metropolitan Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments. Net investment income from these invested assets was $10 million, $25 million and $29 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................    $ 27     $628     $164
Amortized cost of assets transferred to affiliates...    $ 23     $629     $164
Net investment gains (losses) recognized on
  transfers..........................................    $  4     $ (1)    $ --
Estimated fair value of assets transferred from
  affiliates.........................................    $230     $836     $ 89


3.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                      DECEMBER 31, 2008                 DECEMBER 31, 2007
                               -------------------------------   -------------------------------
                                             CURRENT MARKET                    CURRENT MARKET
                                              OR FAIR VALUE                     OR FAIR VALUE
                               NOTIONAL   --------------------   NOTIONAL   --------------------
                                AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                               --------   ------   -----------   --------   ------   -----------
                                                         (IN MILLIONS)
Interest rate swaps..........   $ 7,074   $  736       $347       $12,437   $  336       $144
Interest rate floors.........    12,071      494         --        12,071      159         --
Interest rate caps...........     3,513        1         --        10,715        7         --
Financial futures............     1,434        4         16           881        2          5
Foreign currency swaps.......     3,771      699        219         3,716      788         97
Foreign currency forwards....        92       --          9           167        2         --
Options......................       813      248         --         1,004       85          1
Financial forwards...........     1,289       57          8         2,330       20         --
Credit default swaps.........       648       19          8         1,013        5          3
                                -------   ------       ----       -------   ------       ----
  Total......................   $30,705   $2,258       $607       $44,334   $1,404       $250
                                =======   ======       ====       =======   ======       ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                        REMAINING LIFE
                                -------------------------------------------------------------
                                                             AFTER FIVE
                                           AFTER ONE YEAR      YEARS
                                ONE YEAR    THROUGH FIVE    THROUGH TEN     AFTER
                                 OR LESS        YEARS          YEARS      TEN YEARS    TOTAL
                                --------   --------------   -----------   ---------   -------
                                                        (IN MILLIONS)
Interest rate swaps...........   $1,235        $3,567         $ 1,367       $  905    $ 7,074
Interest rate floors..........    2,551            --           9,520           --     12,071
Interest rate caps............       10         3,503              --           --      3,513
Financial futures.............    1,434            --              --           --      1,434
Foreign currency swaps........    1,072         1,711             737          251      3,771
Foreign currency forwards.....       92            --              --           --         92
Options.......................       88           214             511           --        813
Financial forwards............       --           519             563          207      1,289
Credit default swaps..........       20           471             157           --        648
                                 ------        ------         -------       ------    -------
  Total.......................   $6,502        $9,985         $12,855       $1,363    $30,705
                                 ======        ======         =======       ======    =======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company commenced the use of inflation swaps during the first quarter of 2008. Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index options within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                      DECEMBER 31, 2008                 DECEMBER 31, 2007
                               -------------------------------   -------------------------------
                                               FAIR VALUE                        FAIR VALUE
                               NOTIONAL   --------------------   NOTIONAL   --------------------
                                AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                               --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Fair value...................   $   845   $   68       $161       $   651   $   20       $  3
Cash flow....................       486       91         --           486       85          3
Non-qualifying...............    29,374    2,099        446        43,197    1,299        244
                                -------   ------       ----       -------   ------       ----
  Total......................   $30,705   $2,258       $607       $44,334   $1,404       $250
                                =======   ======       ====       =======   ======       ====



     The following table presents the settlement payments recorded in income for the:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Qualifying hedges:
  Net investment income..............................     $(2)     $--      $--
  Interest credited to policyholder account
     balances........................................       6       (6)      (9)
Non-qualifying hedges:
  Net investment gains (losses)......................      43       82       73
                                                          ---      ---      ---
  Total..............................................     $47      $76      $64
                                                          ===      ===      ===



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Changes in the fair value of derivatives.............    $(87)    $ 18      $(1)
Changes in the fair value of the items hedged........      86      (20)       2
                                                         ----     ----      ---
Net ineffectiveness of fair value hedging
  activities.........................................    $ (1)    $ (2)     $ 1
                                                         ====     ====      ===



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. For the years ended December 31, 2008, 2007 and 2006, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007 and 2006.

     The following table presents the components of other comprehensive loss, before income tax, related to cash flow hedges:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Other comprehensive loss balance at January 1,.....    $(13)    $ (9)    $ (2)
Gains deferred in other comprehensive loss on the
  effective portion of cash flow hedges............       9       39       41
Amounts reclassified to net investment gains
  (losses).........................................      24      (43)     (48)
                                                       ----     ----     ----
Other comprehensive income (loss) balance at
  December 31,.....................................    $ 20     $(13)    $ (9)
                                                       ====     ====     ====



     At December 31, 2008, $1 million of the deferred net gain (loss) on derivatives accumulated in other comprehensive loss is expected to be reclassified to earnings during the year ending December 31, 2009.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vi) credit default swaps to synthetically create investments; (vii) financial forwards to buy and sell securities; and (viii) basis swaps to better match the cash flows of assets and related liabilities.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives........................................    $514     $112      $16

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; affiliated reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders and ceded reinsurance written on a funds withheld basis.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             ------   ----
                                                             (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders..................  $2,062   $382
  Call options in equity securities........................     (36)    --
                                                             ------   ----
     Net embedded derivatives within asset host contracts..  $2,026   $382
                                                             ======   ====
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders.................  $1,432   $257
  Other....................................................     (27)    --
                                                             ------   ----
     Net embedded derivatives within liability host
       contracts...........................................  $1,405   $257
                                                             ======   ====



     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Net investment gains (losses) (1)....................    $436     $116      $85


--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $738 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 16 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $1,464 million and $370 million, respectively. This

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with a fair market value of $215 million and $526 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2008 and 2007, none of the collateral had been sold or repledged.

     At December 31, 2008, the Company provided securities collateral for various arrangements in connection with derivative instruments of $7 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2007, the Company did not provide any securities collateral. In addition, the Company has exchange-traded futures, which require the pledging of collateral. At December 31, 2008 and 2007, the Company pledged securities collateral for exchange-traded futures of $26 million and $25 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2008 the Company provided cash collateral for exchange-traded futures of $33 million which is included in premiums and other receivables. At December 31, 2007 the Company did not provide any cash collateral.

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $277 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $3 million to terminate all of these contracts.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                                 DECEMBER 31, 2008
                                            -----------------------------------------------------------
                                             FAIR VALUE OF       MAXIMUM AMOUNT OF          WEIGHTED
RATING AGENCY DESIGNATION OF REFERENCED     CREDIT DEFAULT     FUTURE PAYMENTS UNDER     AVERAGE YEARS
CREDIT OBLIGATIONS (1)                           SWAPS       CREDIT DEFAULT SWAPS (2)   TO MATURITY (3)
---------------------------------------     --------------   ------------------------   ---------------
                                                                   (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate)..........................        $--                  $ 25                   5.0
  Credit default swaps referencing
     indices..............................         (2)                  222                   4.0
                                                  ---                  ----
     Subtotal.............................         (2)                  247                   4.1
                                                  ---                  ----
Baa
  Single name credit default swaps
     (corporate)..........................         --                    10                   5.0
  Credit default swaps referencing
     indices..............................         --                    --                    --
                                                  ---                  ----
     Subtotal.............................         --                    10                   5.0
                                                  ---                  ----
Ba
  Single name credit default swaps
     (corporate)..........................         (1)                   20                   0.7
  Credit default swaps referencing
     indices..............................         --                    --                    --
                                                  ---                  ----
     Subtotal.............................         (1)                   20                   0.7
                                                  ---                  ----
B
  Single name credit default swaps
     (corporate)..........................         --                    --                    --
  Credit default swaps referencing
     indices..............................         --                    --                    --
                                                  ---                  ----
     Subtotal.............................         --                    --                    --
                                                  ---                  ----
Caa and lower
  Single name credit default swaps
     (corporate)..........................         --                    --                    --
  Credit default swaps referencing
     indices..............................         --                    --                    --
                                                  ---                  ----
     Subtotal.............................         --                    --                    --
                                                  ---                  ----
In or near default
  Single name credit default swaps
     (corporate)..........................         --                    --                    --
  Credit default swaps referencing
     indices..............................         --                    --                    --
                                                  ---                  ----
     Subtotal.............................         --                    --                    --
                                                  ---                  ----
                                                  $(3)                 $277                   3.9
                                                  ===                  ====



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then the MetLife rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based upon weighted average notional amounts.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                        DAC     VOBA     TOTAL
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Balance at January 1, 2006..........................  $1,496   $3,418   $4,914
  Capitalizations...................................     721       --      721
                                                      ------   ------   ------
       Subtotal.....................................   2,217    3,418    5,635
                                                      ------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses)..................     (16)     (68)     (84)
     Other expenses.................................     252      320      572
                                                      ------   ------   ------
       Total amortization...........................     236      252      488
                                                      ------   ------   ------
  Less: Unrealized investment gains (losses)........     (10)      46       36
                                                      ------   ------   ------
Balance at December 31, 2006........................   1,991    3,120    5,111
  Effect of SOP 05-1 adoption.......................      (7)    (125)    (132)
  Capitalizations...................................     682       --      682
                                                      ------   ------   ------
       Subtotal.....................................   2,666    2,995    5,661
                                                      ------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses)..................      44      (16)      28
     Other expenses.................................     388      324      712
                                                      ------   ------   ------
       Total amortization...........................     432      308      740
                                                      ------   ------   ------
  Less: Unrealized investment gains (losses)........     (18)      (9)     (27)
                                                      ------   ------   ------
Balance at December 31, 2007........................   2,252    2,696    4,948
  Capitalizations...................................     835       --      835
                                                      ------   ------   ------
       Subtotal.....................................   3,087    2,696    5,783
                                                      ------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses)..................     190       35      225
     Other expenses.................................     504      434      938
                                                      ------   ------   ------
       Total amortization...........................     694      469    1,163
                                                      ------   ------   ------
  Less: Unrealized investment gains (losses)........    (389)    (434)    (823)
  Less: Other.......................................       3       --        3
                                                      ------   ------   ------
Balance at December 31, 2008........................  $2,779   $2,661   $5,440
                                                      ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $280 million in 2009, $274 million in 2010, $251 million in 2011, $223 million in 2012, and $187 million in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and other expenses which are the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment and reporting unit is as follows:

                                               DAC               VOBA             TOTAL
                                         ---------------   ---------------   ---------------
                                                             DECEMBER 31,
                                         ---------------------------------------------------
                                          2008     2007     2008     2007     2008     2007
                                         ------   ------   ------   ------   ------   ------
                                                            (IN MILLIONS)
Individual:
  Traditional life.....................  $  172   $  111   $   52   $   57   $  224   $  168
  Variable & universal life............   1,179      798      851      981    2,030    1,779
  Annuities............................   1,416    1,335    1,755    1,648    3,171    2,983
                                         ------   ------   ------   ------   ------   ------
     Subtotal..........................   2,767    2,244    2,658    2,686    5,425    4,930
                                         ------   ------   ------   ------   ------   ------
Institutional:
  Group life...........................       5        6        2        9        7       15
  Retirement & savings.................      --       --        1        1        1        1
                                         ------   ------   ------   ------   ------   ------
     Subtotal..........................       5        6        3       10        8       16
                                         ------   ------   ------   ------   ------   ------
Corporate & Other......................       7        2       --       --        7        2
                                         ------   ------   ------   ------   ------   ------
Total..................................  $2,779   $2,252   $2,661   $2,696   $5,440   $4,948
                                         ======   ======   ======   ======   ======   ======



5.  GOODWILL

     Goodwill is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Balance at the beginning of the period,................  $953   $953   $924
Contribution from MetLife..............................    --     --     29
                                                         ----   ----   ----
Balance at the end of the period,......................  $953   $953   $953
                                                         ====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding goodwill by segment and reporting unit is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2008   2007
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Individual:
  Traditional life..........................................  $ 12   $ 12
  Variable & universal life.................................     1      1
  Annuities.................................................   218    218
  Other.....................................................     5      5
                                                              ----   ----
     Subtotal...............................................   236    236
                                                              ----   ----
Institutional:
  Group life................................................     3      3
  Retirement & savings......................................   304    304
  Non-medical health & other................................     5      5
                                                              ----   ----
     Subtotal...............................................   312    312
                                                              ----   ----
Corporate & Other (1).......................................   405    405
                                                              ----   ----
Total.......................................................  $953   $953
                                                              ====   ====



--------

   (1) The allocation of the goodwill to the reporting units was performed at the time of the respective acquisition. The $405 million of goodwill within Corporate & Other represents the excess of the amounts MetLife paid to acquire subsidiaries and other businesses over the estimated fair value of their net assets at the date of acquisition. For purposes of goodwill impairment testing at December 31, 2008 and 2007, $405 million of Corporate & Other goodwill has been attributed to the Institutional and Individual segment reporting units. The Individual segment was attributed $210 million, (traditional life -- $23 million, variable & universal life -- $11 million and annuities -- $176 million) and the Institutional segment was attributed $195 million (group life -- $2 million, retirement & savings -- $186 million, and non-medical health & other -- $7 million) at both December 31, 2008 and 2007.

     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2008 based upon data at June 30, 2008. Such tests indicated that goodwill was not impaired at September 30, 2008. Current economic conditions, the sustained low level of equity markets, declining market capitalizations in the insurance industry and lower operating earnings projections, particularly for the Individual segment, required management of the Company to consider the impact of these events on the recoverability of its assets, in particular its goodwill. Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed management concluded no impairment of goodwill had occurred for any of the Company's reporting units at December 31, 2008.

     Management continues to evaluate current market conditions that may affect the fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have a significant impact on the fair value of these reporting units and could result in future impairments of goodwill.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                             POLICYHOLDER          OTHER
                                        FUTURE POLICY          ACCOUNT          POLICYHOLDER
                                           BENEFITS            BALANCES            FUNDS
                                      -----------------   -----------------   ---------------
                                                            DECEMBER 31,
                                      -------------------------------------------------------
                                        2008      2007      2008      2007     2008     2007
                                      -------   -------   -------   -------   ------   ------
                                                           (IN MILLIONS)
Institutional
  Group life........................  $   208   $   220   $ 1,045   $   763   $    5   $    5
  Retirement & savings..............   12,042    12,040    11,511    12,780       --       --
  Non-medical health & other........      294       303        --        --        2        2
Individual
  Traditional Life..................      944       921        --        --       55       50
  Variable & universal life.........      678       575     5,456     4,995    1,791    1,496
  Annuities.........................    1,215       944    18,905    15,058       30       36
  Other.............................       --        --        72        47       --       --
Corporate & Other (1)...............    4,832     4,573       186       172      202      188
                                      -------   -------   -------   -------   ------   ------
  Total.............................  $20,213   $19,576   $37,175   $33,815   $2,085   $1,777
                                      =======   =======   =======   =======   ======   ======



--------

   (1) Corporate & Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $25 million and $29 million at December 31, 2008 and 2007, respectively. Affiliated policyholder account balances, included in the table above, were $0 and $97 million at December 31, 2008 and 2007, respectively. Affiliated other policyholder funds, included in the table above, were $1.5 billion and $1.3 billion at December 31, 2008 and 2007, respectively.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Balance at January 1,................................    $232     $237     $ 72
Contribution of VODA from MetLife....................      --       --      167
Amortization.........................................      (8)      (5)      (2)
                                                         ----     ----     ----
Balance at December 31,..............................    $224     $232     $237
                                                         ====     ====     ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $9 million in 2009, $11 million in 2010, $13 million in 2011, $15 million in 2012 and $16 million in 2013.

     The value of the other identifiable intangibles as discussed above reflects the estimated fair value of the Citigroup/Travelers distribution agreements acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assets is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Balance at January 1,................................    $403     $330     $218
Capitalization.......................................     111      124      129
Amortization.........................................     (92)     (51)     (17)
                                                         ----     ----     ----
Balance at December 31,..............................    $422     $403     $330
                                                         ====     ====     ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $35.9 billion and $53.9 billion at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $893 million, $947 million and $800 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     For the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2008 and 2007, the Company issued $54 million and $653 million, respectively and repaid $678 million and $616 million, respectively, of GICs under this program. During the year ended December 31, 2006, there were no new issuances of such obligations and there were repayments of $1.1 billion. Accordingly, at December 31, 2008 and 2007, GICs outstanding, which are included in policyholder account balances, were $4.2 billion and $5.1 billion, respectively. During the years ended December 31, 2008, 2007 and 2006, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $189 million, $230 million and $163 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     MICC is a member of the Federal Home Loan Bank of Boston (the "FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston at both December 31, 2008 and 2007, which is included in equity securities. MICC has also entered into funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including residential mortgage-backed securities, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MICC, the FHLB of Boston's recovery on the collateral is limited to the amount of MICC's liability to the FHLB of Boston. The amount of MICC's liability for funding agreements with the FHLB of Boston was $526 million and $726 million at December 31, 2008 and 2007, respectively, which is included in policyholder account balances. In addition, at December 31, 2008, MICC had advances of $300 million from the FHLB of Boston with original maturities of less than one year and were included in short-term debt. These advances and the advances on funding agreements are collateralized by residential mortgage-backed securities with estimated fair values of $1,284 million and $901 million at December 31, 2008 and 2007, respectively.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits, is as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2008    2007    2006
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Balance at January 1,................................  $ 612   $ 551   $ 512
  Less: Reinsurance recoverables.....................   (463)   (403)   (373)
                                                       -----   -----   -----
Net balance at January 1,............................    149     148     139
                                                       -----   -----   -----
Incurred related to:
  Current year.......................................      8      32      29
  Prior years........................................    (29)     (5)      4
                                                       -----   -----   -----
                                                         (21)     27      33
                                                       -----   -----   -----
Paid related to:
  Current year.......................................     (2)     (2)     (2)
  Prior years........................................    (24)    (24)    (22)
                                                       -----   -----   -----
                                                         (26)    (26)    (24)
                                                       -----   -----   -----
Net balance at December 31,..........................    102     149     148
  Add: Reinsurance recoverables......................    589     463     403
                                                       -----   -----   -----
  Balance at December 31,............................  $ 691   $ 612   $ 551
                                                       =====   =====   =====



     During 2008, 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $29 million and $5 million for the years ended December 31, 2008 and 2007, respectively and increased by $4 million for the year ended December 31, 2006. In all years presented, the change was due to differences between the actual benefit periods and expected benefit periods for LTC and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                            DECEMBER 31,
                                  ---------------------------------------------------------------
                                               2008                             2007
                                  ------------------------------   ------------------------------
                                      IN THE             AT            IN THE             AT
                                  EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                  --------------   -------------   --------------   -------------
                                                           (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..........     $   9,721             N/A        $  11,337             N/A
Net amount at risk (2)..........     $   2,813 (3)         N/A        $      33 (3)         N/A
Average attained age of
  contractholders...............      62 years             N/A         62 years             N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
Separate account value..........     $  27,572       $  13,217        $  41,515       $  16,143
Net amount at risk (2)..........     $   9,876 (3)   $   6,323 (4)    $   1,692 (3)   $     245 (4)
Average attained age of
  contractholders...............      58 years        61 years         56 years        61 years



                                                               DECEMBER 31,
                                                        -------------------------
                                                           2008           2007
                                                        ----------     ----------
                                                         SECONDARY      SECONDARY
                                                        GUARANTEES     GUARANTEES
                                                        ----------     ----------
                                                              (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate account)..........   $   2,917      $   2,797
Net amount at risk (2)................................   $  43,237 (3)  $  38,621 (3)
Average attained age of policyholders.................    58 years       57 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND
                                                                      VARIABLE LIFE
                                              ANNUITY CONTRACTS         CONTRACTS
                                         --------------------------   -------------
                                         GUARANTEED     GUARANTEED
                                            DEATH     ANNUITIZATION     SECONDARY
                                          BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                         ----------   -------------   -------------   -----
                                                              (IN MILLIONS)
Balance at January 1, 2006.............     $  3           $ --            $  9        $ 12
Incurred guaranteed benefits...........       --             --              22          22
Paid guaranteed benefits...............       (3)            --              --          (3)
                                            ----           ----            ----        ----
Balance at December 31, 2006...........       --             --              31          31
Incurred guaranteed benefits...........        6             28              34          68
Paid guaranteed benefits...............       (4)            --              --          (4)
                                            ----           ----            ----        ----
Balance at December 31, 2007...........        2             28              65          95
Incurred guaranteed benefits...........       24            121              43         188
Paid guaranteed benefits...............      (14)            --              --         (14)
                                            ----           ----            ----        ----
Balance at December 31, 2008...........     $ 12           $149            $108        $269
                                            ====           ====            ====        ====



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $158 million, $45 million and $38 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $21,738   $40,608
  Balanced..............................................    6,971     4,422
  Bond..................................................    2,280     2,307
  Money Market..........................................    1,715     1,265
  Specialty.............................................      228       395
                                                          -------   -------
     Total..............................................  $32,932   $48,997
                                                          =======   =======



7.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2004. During 2005, the Company changed its retention practices for certain individual life insurance policies. Amounts reinsured in prior years remain reinsured under the original reinsurance, however, under the new

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for certain new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company reinsures 90% of its new production of fixed annuities to an affiliated reinsurer. The Company also reinsures 100% of the living and death benefit riders associated with its variable annuities issued since 2006 to an affiliated reinsurer and certain portions of the living and death benefit riders associated with its variable annuities issued prior to 2006 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures the risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. The Company enters into similar agreements for new or in-force business depending on market conditions.

     Effective July 1, 2000, the Company reinsured 90% of its individual LTC insurance business with General Electric Capital Assurance Company (renamed Genworth Life Insurance Company) and its affiliate, GE Capital Life Assurance Company of New York (renamed Genworth Life Insurance Company of New York), through two indemnity reinsurance agreements. Effective July 1, 2008, the coinsurance percentages increased from 90% to 100%. The increase in the cession resulted in the payment of additional reinsurance premiums of $286 million and a ceded reinsurance recoverable of $238 million. The net cost of reinsurance of $48 million, which is the difference between the premium ceded and the ceded recoverable balance was reimbursed by Citigroup Insurance Holding Corporation ("CIHC"), pursuant to an agreement entered into in June 2005 between the Company and CIHC, related to the acquisition of the Company by MetLife. This agreement terminated on December 31, 2008. Via a general indemnity agreement also effective June 30, 2005, between MetLife and Citigroup, Inc. ("Citigroup") in connection with MetLife's acquisition of the Company, Citigroup agreed to indemnity MetLife against any future losses incurred by the Company with respect to the LTC insurance business. The direct business and the reinsurance activity of the LTC business are included in Corporate & Other.

     Included in Corporate & Other as a run-off business is the Company's workers' compensation business, which is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of The Travelers Companies, Inc.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                       2008     2007     2006
                                                     -------   ------   ------
                                                           (IN MILLIONS)
PREMIUMS:
  Direct premiums..................................  $ 1,042   $  654   $  599
  Reinsurance assumed..............................       15       17       21
  Reinsurance ceded................................     (423)    (318)    (312)
                                                     -------   ------   ------
     Net premiums..................................  $   634   $  353   $  308
                                                     =======   ======   ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees...................................  $ 1,710   $1,680   $1,480
  Reinsurance assumed..............................      197      119       84
  Reinsurance ceded................................     (529)    (388)    (296)
                                                     -------   ------   ------
     Net universal life and investment-type product
       policy fees.................................  $ 1,378   $1,411   $1,268
                                                     =======   ======   ======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..........  $ 2,775   $1,722   $1,500
  Reinsurance assumed..............................       23       22       15
  Reinsurance ceded................................   (1,352)    (766)    (723)
                                                     -------   ------   ------
     Net policyholder benefits and claims..........  $ 1,446   $  978   $  792
                                                     =======   ======   ======



     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables........................  $5,347   $4,774
Deposit recoverables......................................      98       73
Claim recoverables........................................      74       52
All other recoverables....................................       7        6
                                                            ------   ------
  Total...................................................  $5,526   $4,905
                                                            ======   ======
AFFILIATED RECOVERABLES:
Future policy benefit recoverables........................  $3,296   $1,142
Deposit recoverables......................................   3,041    1,953
Claim recoverables........................................      13       38
All other recoverables....................................     197       24
                                                            ------   ------
  Total...................................................  $6,547   $3,157
                                                            ======   ======



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers. The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     Included in the reinsurance recoverables are $3.9 billion and $3.4 billion at December 31, 2008 and 2007, respectively, related to reinsurance recoverable on the run-off of long-term care business originally written by the Company and $1.1 billion and $1.2 billion at December 31, 2008 and 2007, respectively, related to reinsurance recoverable on the run-off of worker's compensation business originally written by the Company.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $3,481 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $98 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $5 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $5,196 million, or 94%, of its total unaffiliated reinsurance recoverable balance of $5,526 million at December 31, 2008. Of these reinsurance recoverable balances, $3,451 million were secured by funds held in trust as collateral and $98 million were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $173 million and $128 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in other liabilities, were $2.5 billion and $1.7 billion at December 31, 2008 and 2007, respectively.

     The Company has reinsurance agreements with MetLife and certain of its subsidiaries, including MLIC, MetLife Reinsurance Company of South Carolina, Exeter Reassurance Company, Ltd. ("Exeter"), General American Life Insurance Company ("GALIC") and MetLife Reinsurance Company of Vermont ("MRV"). The Company had reinsurance agreements with Mitsui Sumitomo MetLife Insurance Co., Ltd., an affiliate; however, effective December 31, 2008 this arrangement was modified via a novation as explained in detail below. The Company also has reinsurance agreements with Reinsurance Group of America, Incorporated, ("RGA"), a former affiliate, which was split-off from MetLife in September 2008. The table below includes amounts related to transactions with RGA through the date of the split-off.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table reflects related party reinsurance information:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Assumed premiums.......................................  $ 15   $ 17   $ 21
Assumed fees, included in universal life and
  investment-type product policy fees..................  $197   $119   $ 65
Assumed benefits, included in policyholder benefits and
  claims...............................................  $ 19   $ 18   $ 11
Assumed benefits, included in interest credited to
  policyholder account balances........................  $ 57   $ 53   $ 49
Assumed acquisition costs, included in other expenses..  $ 97   $ 39   $ 58
Ceded premiums.........................................  $125   $ 32   $ 21
Ceded fees, included in universal life and investment-
  type product policy fees.............................  $352   $216   $130
Amortization of unearned revenue associated with
  experience refund, included in universal life and
  investment-type product policy fees..................  $ 38   $ --   $ --
Income from deposit contracts, included in other
  revenues.............................................  $ 83   $ 85   $ 68
Ceded benefits, included in policyholder benefits and
  claims...............................................  $321   $ 95   $ 86
Ceded benefits, included in interest credited to
  policyholder account balances........................  $ 22   $ --   $ --
Interest costs on ceded reinsurance, included in other
  expenses.............................................  $ 75   $ 33   $ 77


     The Company had assumed, under a reinsurance contract, risks related to guaranteed minimum benefit riders issued in connection with certain variable annuity products from a joint venture owned by an affiliate of the Company. These risks were retroceded in full to another affiliate under a retrocessional agreement resulting in no impact on net investment gains (losses). Effective December 31, 2008, the retrocession was recaptured by the Company and a novation agreement was executed whereby, the affiliated retrocessionaire assumed the business directly from the joint venture. As a result of this recapture and the related novation, the Company no longer assumes from the joint venture or cedes to the affiliate any risks related to these guaranteed minimum benefit riders. Upon the recapture and simultaneous novation, the embedded derivative asset of approximately $626 million associated with the retrocession was settled by transferring the embedded derivative liability associated with the assumption from the joint venture to the new reinsurer. As per the terms of the recapture and novation agreement, the amounts were offset resulting in no net gain or loss.

     The embedded derivatives assumed are included within policyholder account balances and were liabilities of $97 million at December 31, 2007. For the years ended December 31, 2008, 2007 and 2006 net investment gains (losses) included $170 million, ($113) million, and $57 million, respectively, in changes in fair value of such embedded derivatives. The embedded derivatives associated with the retrocession are included within premiums and other receivables at December 31, 2007. The assumption was offset by the retrocession resulting in no net impact on net investment gains (losses).

     The Company has also ceded risks to another affiliate related to guaranteed minimum benefit riders written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The embedded derivatives associated with the cessions are included within premiums and other receivables and were assets of $2,042 million and $239 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006 net investment gains (losses) included $1,763 million, $276 million and ($31) million, respectively, in changes in fair value of such embedded derivatives.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective December 20, 2007, MLI-USA recaptured two ceded blocks of business (the "Recaptured Business") from Exeter. The Recaptured Business consisted of two blocks of universal life secondary guarantee risk, one assumed from GALIC, and the other written by MLI-USA. As a result of the recapture, MLI-USA received $258 million of assets from Exeter, reduced receivables from affiliates, included in premiums and other receivables, by $112 million and reduced other assets by $124 million. The recapture resulted in a pre-tax gain of $22 million for the year ended December 31, 2007. Concurrent with the recapture, the same business was ceded to MRV. The cession does not transfer risk to MRV and is therefore accounted for under the deposit method. MLI-USA transferred $258 million of assets to MRV as a result of this cession, and recorded a receivable from affiliates, included in premiums and other receivables, of $258 million at December 31, 2007.

     Effective December 31, 2007, MLI-USA entered into a reinsurance agreement to cede two blocks of business to MRV, on a 90% coinsurance funds withheld basis. This agreement covered certain term and certain universal life policies issued in 2007 and 2008 by MLI-USA. This agreement transfers risk to MRV, and therefore, is accounted for as reinsurance. As a result of the agreement, DAC decreased $136 million, affiliated reinsurance recoverables, included in premiums and other receivables, increased $326 million, MLI-USA recorded a funds withheld liability for $223 million, included in other liabilities, and unearned revenue, included in other policyholder funds, was reduced by $33 million at December 31, 2007. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $27 million at December 31, 2008. The change in fair value of the embedded derivative, included in net investment gains (losses), was $27 million for the year ended December 31, 2008. The reinsurance agreement also includes an experience refund provision whereby some or all of the profits on the underlying reinsurance agreement are returned to MLI-USA from MRV during the first several years of the reinsurance agreement. During 2008, the experience refund reduced the funds withheld by MLI-USA from MRV by $259 million and are considered unearned revenue and amortized over the life of the contract using the same assumption basis as the deferred acquisition cost in the underlying policies. During 2008 the amortization of the unearned revenue associated with the experience refund was $38 million and is included in universal life and investment-type product policy fees in the consolidated statement of income. At December 31, 2008 the unearned revenue relating to the experience refund was $221 million and is included in other policyholder funds in the consolidated balance sheet.

     On December 1, 2006, the Company acquired a block of structured settlement business from Texas Life Insurance Company ("Texas Life"), a wholly-owned subsidiary of MetLife, through an assumptive reinsurance agreement. This transaction increased future policy benefits of the Company by $1.3 billion and decreased deferred income tax liabilities by $142 million at December 31, 2006. During the year ended December 31, 2007, the receivable from Texas Life related to premiums and other considerations of $1.2 billion held at December 31, 2006 was settled with $901 million of cash and $304 million of fixed maturity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8.  DEBT

     Long-term -- affiliated debt and short-term debt outstanding is as follows:

                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             ------   ----
                                                             (IN MILLIONS)
Surplus notes, interest rate 8.595%, due 2038..............  $  750   $ --
Surplus notes, interest rate 7.349%, due 2035..............      --    400
Surplus notes, interest rate LIBOR plus 1.15%, maturity
  date 2009................................................     200    200
Surplus notes, interest rate 5%, due upon request..........      --     25
Surplus notes, interest rate LIBOR plus 0.75%, due upon
  request..................................................      --     10
                                                             ------   ----
Total long-term debt -- affiliated.........................     950    635
Total short-term debt......................................     300     --
                                                             ------   ----
  Total....................................................  $1,250   $635
                                                             ======   ====



     In April 2008, the Company issued a surplus note with a principal amount of $750 million and an interest rate of 8.595%, to MetLife Capital Trust X ("Trust X"), an affiliate.

     MetLife Credit Corporation, an affiliate, is the holder of a surplus note issued by the Company during the fourth quarter of 2007 in the amount of $200 million at December 31, 2007.

     MetLife was the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2007. In June 2008, with approval from the Delaware Commissioner of Insurance ("Delaware Commissioner"), MLI-USA repaid this surplus note of $400 million with accrued interest of $5 million.

     MLIG was the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at December 31, 2007. In June 2008, with approval from the Delaware Commissioner, MLI-USA repaid these surplus notes of $25 million and $10 million.

     The aggregate maturities of long-term debt at December 31, 2008 are $200 million in 2009 and $750 million in 2038.

     Interest expense related to the Company's indebtedness, included in other expenses, was $72 million, $33 million and $31 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Payments of interest and principal on these outstanding surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  SHORT-TERM DEBT

     At December 31, 2008, short-term debt was $300 million, which consisted of the Company's liability for borrowings from the FHLB of Boston with original maturities of less than one year. At December 31, 2007, the Company did not have any short-term debt. During the year ended December 31, 2008, the weighed average interest rate on short-term debt was 2.75% and the average daily balance of short-term debt was $67 million. Short-term debt was outstanding during the year ended December 31, 2008 for an average of 81 days.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

9.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Current:
  Federal............................................    $(50)    $  9     $ 18
  State and local....................................      (2)       4       --
  Foreign............................................      --        1       --
                                                         ----     ----     ----
  Subtotal...........................................     (52)      14       18
                                                         ----     ----     ----
Deferred:
  Federal............................................    $260     $306     $212
  State and local....................................      --       --       (2)
  Foreign............................................      (5)     (17)      --
                                                         ----     ----     ----
  Subtotal...........................................     255      289      210
                                                         ----     ----     ----
Provision for income tax.............................    $203     $303     $228
                                                         ====     ====     ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate.................    $273     $365     $288
Tax effect of:
  Tax-exempt investment income.......................     (65)     (65)     (62)
  Prior year tax.....................................      (4)       9       (9)
  Foreign tax rate differential and change in
     valuation allowance.............................      --       (7)      12
  State tax, net of federal benefit..................      (1)       3       --
  Other, net.........................................      --       (2)      (1)
                                                         ----     ----     ----
Provision for income tax.............................    $203     $303     $228
                                                         ====     ====     ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other reserves................  $ 1,548   $ 1,929
  Net unrealized investment losses.......................    1,447       195
  Capital loss carryforwards.............................      269       150
  Net operating loss carryforwards.......................       94        42
  Tax credits............................................       45        20
  Operating lease reserves...............................        8        13
  Investments............................................       --        54
  Other..................................................       24        13
                                                           -------   -------
                                                             3,435     2,416
                                                           -------   -------
Deferred income tax liabilities:
  Investments, including derivatives.....................     (113)       --
  DAC and VOBA...........................................   (1,479)   (1,570)
                                                           -------   -------
                                                            (1,592)   (1,570)
                                                           -------   -------
Net deferred income tax asset............................  $ 1,843   $   846
                                                           =======   =======



     Domestic net operating loss carryforwards amount to $214 million at December 31, 2008 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $69 million at December 31, 2008 with indefinite expiration. Capital loss carryforwards amount to $768 million at December 31, 2008 and will expire beginning in 2010. Tax credit carryforwards amount to $45 million at December 31, 2007.

     The Company has not recorded a valuation allowance against the deferred tax asset of $1,447 million recognized in connection with unrealized losses at December 31, 2008. The Company has the intent and ability to hold such securities until their recovery or maturity and the Company has available to it tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003 and is no longer subject to foreign income tax examinations for the years prior to 2006.

     The adoption of FIN 48 did not have a material impact on the Company's consolidated financial statements. The Company reclassified, at adoption, $64 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits at January 1, 2007 that would affect the effective tax rate, if recognized, was $5 million. The Company also had less than $1 million of accrued interest, included within other liabilities, at January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $53 million and there were no amounts of unrecognized tax benefits that would affect the effective tax rate, if recognized. The total amount of unrecognized tax benefit decreased by $11 million from the date of adoption primarily due to a settlement reached with the Internal Revenue Service ("IRS") with respect to a post-sale purchase price adjustment. As a result of the settlement, an item within the liability for unrecognized tax benefits, in the amount of $6 million, was reclassified to deferred income taxes.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits is $48 million and there are no amounts of unrecognized tax benefits that would affect the effective tax rate, if recognized. The Company does not anticipate any material change in the total amount of unrecognized tax benefits over the ensuing 12 month period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits, for the years ended December 31, 2008 and 2007, is as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Balance at beginning of the period...........................   $53    $64
Reductions for tax positions of prior years..................    --     (2)
Additions for tax positions of current year..................     2      5
Reductions for tax positions of current year.................    (7)    (8)
Settlements with tax authorities.............................    --     (6)
                                                                ---    ---
Balance at end of the period.................................   $48    $53
                                                                ===    ===



     During the year ended December 31, 2007, the Company recognized $2 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $3 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $2 million from the date of adoption.

     During the year ended December 31, 2008, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $4 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $1 million from December 31, 2007.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $64 million related to the separate account DRD.

     The Company will file a consolidated tax return with its includable subsidiaries. Non-includable subsidiaries file either separate individual corporate tax returns or separate consolidated tax returns. Under the tax allocation agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by such tax allocation agreement.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Pursuant to IRS rules, the Company is excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of the Company. In 2011, the Company is expected to join the consolidated return and become a party to the MetLife tax sharing agreement. Accordingly, the Company's losses will be eligible to be included in the consolidated return and the resulting tax savings to MetLife will generate a payment to the Company for the losses used.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2008.

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Travelers Ins. Co., et al. v. Banc of America Securities LLC (S.D.N.Y., filed December 13, 2001). On January 6, 2009, after a jury trial, the district court entered a judgment in favor of The Travelers Insurance Company, now known as MetLife Insurance Company of Connecticut, in the amount of approximately $42 million in connection with securities and common law claims against the defendant. The defendant has filed a post judgment motion seeking a judgment in its favor or, in the alternative, a new trial. If this motion is denied, the defendant will

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


likely file an appeal. As it is possible that the judgment could be affected during the post judgment motion practice or upon appeal, and the Company has not collected any portion of the judgment, the Company has not recognized any award amount in its consolidated financial statements.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to previously, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.....   $ 6    $ 8
  Premium tax offsets currently available for paid
     assessments.............................................     1      1
                                                                ---    ---
                                                                $ 7    $ 9
                                                                ===    ===
Other Liabilities:
  Insolvency assessments.....................................   $10    $17
                                                                ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:

                                                                      GROSS
                                                           RENTAL    RENTAL
                                                           INCOME   PAYMENTS
                                                           ------   --------
                                                             (IN MILLIONS)
2009.....................................................    $ 3       $ 7
2010.....................................................    $ 3       $ 6
2011.....................................................    $ 3       $ 5
2012.....................................................    $ 3       $--
2013.....................................................    $ 3       $--
Thereafter...............................................    $77       $--


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1.6 billion and $1.4 billion at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $231 million and $626 million at December 31, 2008 and 2007, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $332 million and $488 million at December 31, 2008 and 2007, respectively.

  OTHER COMMITMENTS

     The Company has entered into collateral arrangements with affiliates, which require the transfer of collateral in connection with secured demand notes. At December 31, 2008 and 2007, the Company had agreed to fund up to $135 million and $60 million, respectively, of cash upon request by these affiliates and had transferred collateral consisting of various securities with a fair market value of $160 million and $73 million, respectively, to custody accounts to secure the notes. Each of these affiliates is permitted by contract to sell or repledge this collateral.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII"), a former affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     The Company has provided a guarantee on behalf of MLII that is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. During the second quarter of 2007, MLII was sold to a third party. Life insurance coverage in-force, representing the maximum potential obligation under this guarantee, was $347 million and $434 million at December 31, 2008 and 2007, respectively. The Company does not have any collateral related to this guarantee, but has recorded a liability of $1 million that was based on the total account value of the guaranteed policies plus the amounts retained per policy at December 31, 2008 and 2007, respectively. The remainder of the risk was ceded to external reinsurers.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of all referenced credits obligations is zero, was $277 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $3 million to terminate all of these contracts.

     See also Note 3 for disclosures related to credit default swap obligations.

11.  EMPLOYEE BENEFIT PLANS

     Subsequent to MetLife's acquisition of MICC on July 1, 2005, the Company became a participating affiliate in qualified and non-qualified, noncontributory defined benefit pension and other postretirement plans sponsored by MLIC. Employees were credited with prior service recognized by Citigroup, solely (with regard to pension purposes) for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees (the "Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to July 1, 2005. Net periodic expense related to these plans was based on the employee population at the beginning of the year. During 2006, the employees of the Company were transferred to MetLife Group, Inc., a wholly-owned subsidiary of MetLife ("MetLife Group"), therefore no pension expense was allocated to the Company for the years ended December 31, 2008 and 2007. Pension expense of $8 million related to the MLIC plans was allocated to the Company for the year ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding at December 31, 2008. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MLIG.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. MICC and MLI-USA each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Department of Insurance have adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Connecticut and Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of MICC and MLI-USA.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     MICC, domiciled in Connecticut, and MLI-USA, domiciled in Delaware, applied to their respective state insurance regulators and were permitted to admit the lesser of the amount of deferred tax asset expected to be realized within three years of the balance sheet date or 15% of statutory capital and surplus for the most recently filed statement with the domiciliary state commissioner. The NAIC statutory accounting principles currently admit the lesser of the amount of deferred tax asset expected to be realized within one year of the balance sheet date or 10% of the statutory capital and surplus for the most recently filed statement with the domiciliary state commissioner. As a result of the relief, the minimum statutory capital requirement was reduced by $396 million and $17 million for MICC and MLI-USA, respectively, as of December 31, 2008.

     Statutory net income of MICC, a Connecticut domiciled insurer, was $242 million, $1.1 billion and $856 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $5.5 billion and $4.2 billion at December 31, 2008 and 2007, respectively.

     Statutory net loss of MLI-USA, a Delaware domiciled insurer, was $482 million, $1.1 billion and $116 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $761 million and $584 million at December 31, 2008 and 2007, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, MICC is permitted, without prior insurance regulatory clearance, to pay shareholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MICC will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. In the third quarter of 2006, after receiving regulatory approval from the Connecticut Commissioner, MICC paid a $917 million dividend. Of that amount, $259 million was a return of capital. In the fourth quarter of 2007, MICC paid a dividend of $690 million. Of that amount, $404 million was a return of capital as approved by the insurance regulator. For the year ended December 31, 2008, MICC paid a dividend of $500 million. During 2009, MICC is permitted to pay, without regulatory approval, a dividend of $714 million.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a cash dividend to MICC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. MLI-USA did not pay dividends for the years ended December 31, 2008, 2007 and 2006. Because MLI-USA's statutory unassigned funds surplus is negative, MLI-USA cannot pay any dividends without prior approval of the Delaware Commissioner in 2009.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                        2008     2007    2006
                                                      -------   -----   -----
                                                           (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year..........................................  $(5,022)  $(358)  $(434)
Income tax effect of holding gains (losses).........    1,760     122     147
  Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income............................      674     260     487
  Amortization of premiums and accretion of
     discounts associated with investments..........      (48)     --      60
  Income tax effect.................................     (220)    (88)   (186)
Allocation of holding gains on investments relating
  to other policyholder amounts.....................      823      27      42
Income tax effect of allocation of holding gains to
  other policyholder amounts........................     (288)    (10)    (14)
                                                      -------   -----   -----
Net unrealized investment gains (losses), net of
  income tax........................................   (2,321)    (47)    102
Foreign currency translation adjustment.............     (166)     12      (2)
                                                      -------   -----   -----
Other comprehensive income (loss)...................  $(2,487)  $ (35)  $ 100
                                                      =======   =====   =====



13.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $  119   $  125   $  134
Commissions.........................................     733      633      712
Interest and debt issue costs.......................      74       35       31
Amortization of DAC and VOBA........................   1,163      740      488
Capitalization of DAC...............................    (835)    (682)    (721)
Rent, net of sublease income........................       4        5       11
Minority interest...................................      --       --       26
Insurance tax.......................................      38       44       42
Other...............................................     637      546      450
                                                      ------   ------   ------
Total other expenses................................  $1,933   $1,446   $1,173
                                                      ======   ======   ======



  Amortization and Capitalization of DAC and VOBA

     See Note 4 for deferred acquisition costs by segment and a rollforward of deferred acquisition costs including impacts of amortization and capitalization.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Affiliated Expenses

     See Notes 7, 8 and 17 for discussion of affiliated expenses included in the table above.

14.  BUSINESS SEGMENT INFORMATION

     The Company has two operating segments, Individual and Institutional, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance and other insurance products and services. Corporate & Other contains the excess capital not allocated to the business segments, various domestic and international start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2008, 2007 and 2006. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model used by MetLife that allows MetLife and the Company to effectively manage their capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, and adjustments related to net investment gains (losses), net of income tax.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                         CORPORATE &
DECEMBER 31, 2008                             INDIVIDUAL   INSTITUTIONAL      OTHER        TOTAL
--------------------------------------------  ----------   -------------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums....................................    $   200       $   423        $    11     $    634
Universal life and investment- type product
  policy fees...............................      1,334            41              3        1,378
Net investment income.......................      1,097         1,343             54        2,494
Other revenues..............................        214            10              6          230
Net investment gains (losses)...............        850          (518)           217          549
                                                -------       -------        -------     --------
  Total revenues............................      3,695         1,299            291        5,285
                                                -------       -------        -------     --------
EXPENSES
Policyholder benefits and claims............        567           850             29        1,446
Interest credited to policyholder account
  balances..................................        702           449            (21)       1,130
Other expenses..............................      1,780            46            107        1,933
                                                -------       -------        -------     --------
  Total expenses............................      3,049         1,345            115        4,509
                                                -------       -------        -------     --------
Income (loss) from continuing operations
  before provision (benefit) for income
  tax.......................................        646           (46)           176          776
Provision (benefit) for income tax..........        224           (17)            (4)         203
                                                -------       -------        -------     --------
Net income (loss)...........................    $   422       $   (29)       $   180     $    573
                                                =======       =======        =======     ========
BALANCE SHEET:
Total assets................................    $69,335       $29,224        $13,465     $112,024
DAC and VOBA................................    $ 5,425       $     8        $     7     $  5,440
Goodwill....................................    $   236       $   312        $   405     $    953
Separate account assets.....................    $34,494       $ 1,398        $    --     $ 35,892
Policyholder liabilities....................    $29,146       $25,107        $ 5,220     $ 59,473
Separate account liabilities................    $34,494       $ 1,398        $    --     $ 35,892

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                         CORPORATE &
DECEMBER 31, 2007                             INDIVIDUAL   INSTITUTIONAL      OTHER        TOTAL
--------------------------------------------  ----------   -------------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums....................................    $   295       $    34        $    24     $    353
Universal life and investment-type product
  policy fees...............................      1,370            39              2        1,411
Net investment income.......................      1,090         1,510            293        2,893
Other revenues..............................        237            14             --          251
Net investment gains (losses)...............        116          (263)             5         (142)
                                                -------       -------        -------     --------
  Total revenues............................      3,108         1,334            324        4,766
                                                -------       -------        -------     --------
EXPENSES
Policyholder benefits and claims............        479           466             33          978
Interest credited to policyholder account
  balances..................................        661           638             --        1,299
Other expenses..............................      1,329            50             67        1,446
                                                -------       -------        -------     --------
     Total expenses.........................      2,469         1,154            100        3,723
                                                -------       -------        -------     --------
Income from continuing operations before
  provision for income tax..................        639           180            224        1,043
Provision for income tax....................        227            60             16          303
                                                -------       -------        -------     --------
Income from continuing operations...........        412           120            208          740
Income from discontinued operations, net of
  income tax................................         --             4             --            4
                                                -------       -------        -------     --------
Net income..................................    $   412       $   124        $   208     $    744
                                                =======       =======        =======     ========
BALANCE SHEET:
Total assets................................    $82,214       $35,154        $11,193     $128,561
DAC and VOBA................................    $ 4,930       $    16        $     2     $  4,948
Goodwill....................................    $   236       $   312        $   405     $    953
Separate account assets.....................    $51,398       $ 2,469        $    --     $ 53,867
Policyholder liabilities....................    $24,122       $26,113        $ 4,933     $ 55,168
Separate account liabilities................    $51,398       $ 2,469        $    --     $ 53,867

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                          CORPORATE &
DECEMBER 31, 2006                              INDIVIDUAL   INSTITUTIONAL      OTHER       TOTAL
---------------------------------------------  ----------   -------------   -----------   ------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums.....................................    $  218         $   65          $ 25      $  308
Universal life and investment- type product
  policy fees................................     1,244             24            --       1,268
Net investment income........................       985          1,449           405       2,839
Other revenues...............................       195             15             2         212
Net investment gains (losses)................      (194)          (282)          (45)       (521)
                                                 ------         ------          ----      ------
  Total revenues.............................     2,448          1,271           387       4,106
                                                 ------         ------          ----      ------
EXPENSES
Policyholder benefits and claims.............       315            450            27         792
Interest credited to policyholder account
  balances...................................       669            647            --       1,316
Other expenses...............................     1,045             16           112       1,173
                                                 ------         ------          ----      ------
  Total expenses.............................     2,029          1,113           139       3,281
                                                 ------         ------          ----      ------
Income from continuing operations before
  provision for income tax...................       419            158           248         825
Provision for income tax.....................       145             55            28         228
                                                 ------         ------          ----      ------
Net income...................................    $  274         $  103          $220      $  597
                                                 ======         ======          ====      ======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2008, 2007 and 2006. Revenues from U.S. Operations were $4.9 billion for the year ended December 31, 2008, which represented 92% of consolidated revenues. Substantially all of the Company's revenues originated in the U.S. for both years ended December 31, 2007 and 2006.

15.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs. There was no carrying value of real estate related to discontinued operations at both December 31, 2008 and 2007.

     The Company had no discontinued operations for the year ended December 31, 2008. In the Institutional segment, the Company had net investment income of $1 million, net investment gains of $5 million and income tax of $2 million related to discontinued operations resulting in income from discontinued operations of $4 million, net of income tax, for the year ended December 31, 2007. The Company had $1 million of investment income and $1 million of investment expense resulting in no change to net investment income for the year ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets:
  Fixed maturity securities......................              $45,671     $45,671
  Equity securities..............................              $   952     $   952
  Mortgage and consumer loans....................              $ 4,404     $ 4,407
  Policy loans...................................              $   913     $   913
  Short-term investments.........................              $ 1,335     $ 1,335
  Cash and cash equivalents......................              $ 1,774     $ 1,774
  Accrued investment income......................              $   637     $   637
Liabilities:
  Policyholder account balances..................              $28,056     $27,651
  Long-term debt.................................              $   635     $   609
  Payables for collateral under securities loaned
     and other transactions......................              $10,471     $10,471
Commitments: (1)
  Mortgage loan commitments......................    $626      $    --     $   (11)
  Commitments to fund bank credit facilities and
     private corporate bond investments..........    $488      $    --     $   (31)


--------

   (1) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities and Equity Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage and Consumer Loans, Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities and Private Corporate Bond Investments -- Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Affiliated Long-term Debt -- The estimated fair values of affiliated long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                         NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                         AMOUNT      VALUE    FAIR VALUE
-----------------                                        --------   --------   ----------
                                                                   (IN MILLIONS)
Assets:
  Fixed maturity securities............................              $34,846     $34,846
  Equity securities....................................              $   474     $   474
  Trading securities...................................              $   232     $   232
  Mortgage and consumer loans..........................              $ 4,447     $ 4,252
  Policy loans.........................................              $ 1,192     $ 1,296
  Real estate joint ventures (1).......................              $    92     $   103
  Other limited partnership interests (1)..............              $   189     $   247
  Short-term investments...............................              $ 3,127     $ 3,127
  Other invested assets (2)............................   $21,395    $ 2,258     $ 2,258
  Cash and cash equivalents............................              $ 5,656     $ 5,656
  Accrued investment income............................              $   487     $   487
  Premiums and other receivables (1)...................              $ 3,171     $ 2,700
  Net embedded derivatives within asset host contracts
     (3)...............................................              $ 2,062     $ 2,062
  Separate account assets..............................              $35,892     $35,892
Liabilities:
  Policyholder account balances (1)....................              $26,316     $23,937
  Short-term debt......................................              $   300     $   300
  Long-term debt -- affiliated.........................              $   950     $   671
  Payables for collateral under securities loaned and
     other transactions................................              $ 7,871     $ 7,871
  Other liabilities: (1)
     Derivative liabilities............................   $ 9,310    $   607     $   607
     Other.............................................              $   158     $   158
  Net embedded derivatives within liability host
     contracts.........................................              $ 1,405     $ 1,405
  Separate account liabilities.........................              $ 1,181     $ 1,181
Commitments: (4)
  Mortgage loan commitments............................   $   231    $    --     $   (15)
  Commitments to fund bank credit facilities and
     private corporate bond investments................   $   332    $    --     $  (101)


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Other invested assets is comprised of freestanding derivatives with positive estimated fair values.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also includes embedded derivatives of ($36) million.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage and Consumer Loans -- The Company originates mortgage and consumer loans principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage and consumer loans is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Other limited partnerships and real estate joint ventures included in the preceding table consist of those investments accounted for using the cost

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


method. The remaining carrying value recognized in the consolidated balance sheet represents investments in real estate or real estate joint ventures and other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of freestanding derivatives with positive estimated fair values, investments in tax credit partnerships and joint venture investments. Investments in tax credit partnerships and joint venture investments, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over very short periods such that the estimated fair values approximate their carrying values. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported net assets values provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include guaranteed investment contracts, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models and observable market inputs that takes into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

     Short-term and Affiliated Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of other companies with similar types of borrowing arrangements.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of freestanding derivatives with negative fair value; taxes payable; obligations for employee-related benefits; interest due on the Company's debt obligations; amounts due for securities purchased but not yet settled; funds withheld under ceded reinsurance contracts and, when applicable, their associated embedded derivatives; and general operating accruals and payables.

     The estimated fair values of derivatives -- with positive and negative estimated fair values -- and embedded derivatives within asset and liability host contracts are described in the respectively labeled sections which follow.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable; amounts due for securities purchased but not yet settled; and funds withheld under reinsurance contracts that are recognized using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding under Institutional retirement and savings products.

     Separate account liabilities -- whether related to investment or insurance contracts -- are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct, assumed and ceded variable annuity riders, and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

     The Company had assumed risks related to guaranteed minimum benefit riders from an affiliated joint venture under a reinsurance contract. These risks were fully retroceded to the same affiliated reinsurance company. Effective December 31, 2008, this arrangement was modified via a novation to the affiliate that served as retrocessionaire. As a result of this novation, the Company is no longer assuming or ceding any liabilities related to this block of business.

     The estimated fair value of the embedded derivatives within funds withheld at interest related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                              DECEMBER 31, 2008
                                      -----------------------------------------------------------------
                                                   FAIR VALUE MEASUREMENTS AT
                                                      REPORTING DATE USING
                                      ----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR      SIGNIFICANT      SIGNIFICANT
                                       IDENTICAL ASSETS    OTHER OBSERVABLE   UNOBSERVABLE      TOTAL
                                        AND LIABILITIES         INPUTS           INPUTS       ESTIMATED
                                           (LEVEL 1)           (LEVEL 2)        (LEVEL 3)    FAIR VALUE
                                      ------------------   ----------------   ------------   ----------
                                                                (IN MILLIONS)
ASSETS
  Fixed maturity securities:
  U.S. corporate securities.........        $    --             $11,830          $1,401        $13,231
  Residential mortgage-backed
     securities.....................             --               7,031              62          7,093
  Foreign corporate securities......             --               4,136             926          5,062
  U.S. Treasury/agency securities...          2,107               2,190              36          4,333
  Commercial mortgage-backed
     securities.....................             --               2,158             116          2,274
  Asset-backed securities...........             --               1,169             558          1,727
  State and political subdivision
     securities.....................             --                 633              24            657
  Foreign government securities.....             --                 459              10            469
                                            -------             -------          ------        -------
     Total fixed maturity
       securities...................          2,107              29,606           3,133         34,846
                                            -------             -------          ------        -------
  Equity securities:
  Common stock......................             40                  70               8            118
  Non-redeemable preferred stock....             --                  38             318            356
                                            -------             -------          ------        -------
     Total equity securities........             40                 108             326            474
                                            -------             -------          ------        -------
  Trading securities................            176                   6              50            232
  Short-term investments (1)........          1,171               1,952              --          3,123
  Derivative assets (2).............              4               1,928             326          2,258
  Net embedded derivatives within
     asset host contracts (3).......             --                  --           2,062          2,062
  Separate account assets (4).......         35,567                 166             159         35,892
                                            -------             -------          ------        -------
     Total assets...................        $39,065             $33,766          $6,056        $78,887
                                            =======             =======          ======        =======
LIABILITIES
  Derivative liabilities (2)........        $    16             $   574          $   17        $   607
  Net embedded derivatives within
     liability host contracts (3)...             --                  --           1,405          1,405
                                            -------             -------          ------        -------
     Total liabilities..............        $    16             $   574          $1,422        $ 2,012
                                            =======             =======          ======        =======



--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g. time deposits, money market funds, etc.).

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (2) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the rollforward in the following table.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also includes embedded derivatives of ($36) million.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities, exchange-traded common stock, trading securities and certain short-term money market securities. As it relates to derivatives, this level includes financial futures including exchange-traded equity and interest rate futures. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, state and political subdivision securities, foreign government securities, and asset-backed securities. Equity securities classified as Level 2 securities consist principally of non-redeemable preferred stock and certain equity securities where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies and primarily include: U.S. and foreign corporate securities -- including below investment grade private placements; commercial mortgage-backed securities; and asset backed securities -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist principally of common stock of privately held companies and non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. Trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives this category includes: financial forwards including swap spread locks with maturities which extend beyond observable periods; equity variance swaps with unobservable volatility inputs or that are priced via independent broker quotations; interest rate swaps with

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


             maturities which extend beyond the observable portion of the yield curve; credit default swaps which are priced through independent broker quotations; equity options with unobservable volatility inputs; and interest rate caps and floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders and embedded derivatives related to funds withheld on ceded reinsurance.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                          --------------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:
                                                              ----------------------------    PURCHASES,
                            BALANCE,     IMPACT OF   BALANCE,                    OTHER          SALES,       TRANSFER IN  BALANCE,
                          DECEMBER 31,   SFAS 157   BEGINNING                COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    END OF
                              2007     ADOPTION (1) OF PERIOD EARNINGS (2,3) INCOME (LOSS) SETTLEMENTS (4) OF LEVEL 3 (5)  PERIOD
                          ------------ ------------ --------- -------------- ------------- --------------- -------------- --------
                                                                        (IN MILLIONS)
Fixed maturity
  securities.............    $4,602         $--       $4,602       $(263)       $(1,214)        $(232)          $240       $3,133
Equity securities........       556          --          556         (48)          (110)          (72)            --          326
Trading securities.......        --          --           --          --             --            50             --           50
Net derivatives (6)......       108          --          108         266             --           (65)            --          309
Separate account assets
  (7)....................       183          --          183         (22)            --            --             (2)         159
Net embedded derivatives
  (8)....................       125          92          217         366             --            74             --          657


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. Such amount was offset by a reduction to DAC of $30 million resulting in a net impact of $62 million. This net impact of $62 million along with a $3 million reduction in the estimated fair value of Level 2 freestanding derivatives results in a total impact of adoption of SFAS 157 of $59 million.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and (losses) (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (9) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in fair value recorded in earnings for Level 3 assets and liabilities:

                                                         TOTAL GAINS AND LOSSES
                                                 -------------------------------------
                                                 CLASSIFICATION OF REALIZED/UNREALIZED
                                                                 GAINS
                                                     (LOSSES) INCLUDED IN EARNINGS
                                                 -------------------------------------
                                                     NET              NET
                                                 INVESTMENT       INVESTMENT
                                                   INCOME       GAINS (LOSSES)   TOTAL
                                                 ----------     --------------   -----
                                                             (IN MILLIONS)
Fixed maturity securities......................      $ 6             $(269)      $(263)
Equity securities..............................       --               (48)        (48)
Net derivatives................................       --               266         266
Net embedded derivatives.......................       --               366         366


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                   CHANGE IN UNREALIZED GAINS (LOSSES)
                                                 RELATING TO ASSETS HELD AT DECEMBER 31,
                                                                  2008:
                                                -----------------------------------------
                                                    NET               NET
                                                INVESTMENT        INVESTMENT
                                                  INCOME        GAINS (LOSSES)      TOTAL
                                                ----------      --------------      -----
                                                              (IN MILLIONS)
Fixed maturity securities.................          $ 6              $(230)         $(224)
Equity securities.........................           --                (29)           (29)
Net derivatives...........................           --                233            233
Net embedded derivatives..................           --                353            353


  NON-RECURRING FAIR VALUE MEASUREMENTS

     During the year ended December 31, 2008, the Company recorded impairments on certain mortgage loans using estimated fair values based on independent broker quotations or, if the loans were in foreclosure or otherwise determined to be collateral dependent, on the value of the underlying collateral. These estimated fair values represent nonrecurring fair value measurements and were categorized as Level 3. Included within net investment gains (losses) are net impairments for mortgage loans of $24 million for the year ended December 31, 2008. There was no reported carrying value for these impaired loans remaining at December 31, 2008.

     At December 31, 2008, the Company held $6 million in cost basis other limited partnership interests which were impaired during the year ended December 31, 2008 based on the underlying limited partnership financial statements. These other limited partnership interests were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such other limited partnerships are impairments of $5 million for the year ended December 31, 2008.

17.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $256 million, $271 million and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$177 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a service agreement with MetLife Group, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $108 million, $107 million and $154 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into marketing agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $148 million, $117 million and $100 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a distribution service agreement with MetLife Investors Distribution Company ("MDC"), in which MDC agrees to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate MDC for the sale and servicing of such insurance products in accordance with the terms of the agreement. MDC charged the Company $442 million, $517 million and $299 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company has entered into service agreements with MDC, in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $65 million, $62 million and $38 million, included in other revenues, for the years ended December 31, 2008, 2007 and 2006, respectively.

     In 2007, the Company entered into a global service agreement with MetLife Services and Solutions, LLC ("MetLife Services") which provides financial control and reporting processes, as well as procurement services to support the activities of the Company. MetLife Services charged the Company $1 million included in other expenses, for services performed under the global service agreement for the year ended December 31, 2008. The Company did not incur any such expenses for the year ended December 31, 2007.

     The Company has entered into an investment service agreement with several affiliates ("Advisors"), in which the Advisors provide investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the Advisors is allocated to the Company resulting in revenue of $91 million, $90 million and $60 million included in universal life and investment-type product policy fees, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net receivables from affiliates of $92 million and net payables to affiliates of $27 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note 6. See Notes 2, 7 and 8 for additional related party transactions.

18.  QUARTERLY INFORMATION UNAUDITED

     As explained in Note 7, effective December 31, 2007 the Company, through MLI-USA, entered into an indemnity reinsurance agreement with MetLife Reinsurance Company of Vermont, an affiliated entity, under which the Company ceded, on a coinsurance funds withheld basis, 90% quota share of certain universal life and level term business written in 2007 and 2008. The reinsurance agreement also includes an experience refund provision whereby some or all of the profits on the underlying reinsurance agreement are returned to the Company from MRV during the first several years of the reinsurance agreement. The Company had recorded this experience refund as revenue for the three months ended March 31, 2008, June 30, 2008 and September 30, 2008. Since the experience refund is effectively the net cost of reinsurance related to the agreement, it should have been recorded as unearned revenue and amortized over the life of the reinsurance contract. Accordingly, the Company has restated its interim

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


condensed consolidated financial statements for the three months ending March 31, 2008, June 30, 2008 and September 30, 2008 to properly reflect the unearned revenue related to the experience refund. As a result of the foregoing, the Company's net income for the three months ended March 31, 2008, June 30, 2008 and September 30, 2008 decreased by $39 million, $33 million and $35 million, respectively.

     A summary of the effects of these restatements on the Company's consolidated financial statements is as set forth in the table below.

                                                             FOR THE THREE MONTHS ENDED
                              ---------------------------------------------------------------------------------------
                                     MARCH 31, 2008                JUNE 30, 2008               SEPTEMBER 30, 2008
                              ---------------------------   ---------------------------   ---------------------------
                              AS PREVIOUSLY                 AS PREVIOUSLY                 AS PREVIOUSLY
                                 REPORTED     AS RESTATED      REPORTED     AS RESTATED      REPORTED     AS RESTATED
                              -------------   -----------   -------------   -----------   -------------   -----------
                                                                   (IN MILLIONS)
ASSETS:
  Deferred income tax
     assets.................     $    979       $  1,000       $  1,131       $  1,170       $  1,477       $  1,534
  Total assets..............     $124,768       $124,789       $123,066       $123,105       $116,432       $116,489
LIABILITIES:
  Other policyholder funds..     $  1,795       $  1,855       $  1,836       $  1,947       $  1,878       $  2,042
  Total liabilities.........     $117,716       $117,776       $116,155       $116,266       $110,199       $110,363
STOCKHOLDERS' EQUITY:
  Retained earnings.........     $  1,002       $    963       $  1,177       $  1,105       $  1,396       $  1,289
  Total stockholders'
     equity.................     $  7,052       $  7,013       $  6,911       $  6,839       $  6,233       $  6,126
  Total liabilities and
     stockholders' equity...     $124,768       $124,789       $123,066       $123,105       $116,432       $116,489



                                                              FOR THE THREE MONTHS ENDED
                               ---------------------------------------------------------------------------------------
                                      MARCH 31, 2008                JUNE 30, 2008               SEPTEMBER 30, 2008
                               ---------------------------   ---------------------------   ---------------------------
                               AS PREVIOUSLY                 AS PREVIOUSLY                 AS PREVIOUSLY
                                  REPORTED     AS RESTATED      REPORTED     AS RESTATED      REPORTED     AS RESTATED
                               -------------   -----------   -------------   -----------   -------------   -----------
                                                                    (IN MILLIONS)
REVENUES:
  Premiums...................      $  155         $  149         $   65         $   61         $   90         $   84
  Universal life and
     investment-type product
     policy fees.............      $  400         $  346         $  372         $  325         $  436         $  389
  Total revenues.............      $1,228         $1,168         $1,055         $1,004         $1,281         $1,228
Income from continuing
  operations before provision
  for income tax.............      $  138         $   78         $  244         $  193         $  301         $  248
Provision for income tax.....      $   28         $    7         $   69         $   51         $   82         $   64
Income from continuing
  operations.................      $  110         $   71         $  175         $  142         $  219         $  184
Net income...................      $  110         $   71         $  175         $  142         $  219         $  184

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2008
                                  (IN MILLIONS)

                                                                                     AMOUNT AT
                                                      COST OR         ESTIMATED   WHICH SHOWN ON
                                                AMORTIZED COST (1)   FAIR VALUE    BALANCE SHEET
TYPE OF INVESTMENTS                             ------------------   ----------   --------------
Fixed Maturity Securities:
  Bonds:
     U.S. Treasury/agency securities..........        $ 3,407          $ 4,333        $ 4,333
     State and political subdivision
       securities.............................            880              657            657
     Foreign government securities............            454              469            469
     Public utilities.........................          2,381            2,132          2,132
     All other corporate bonds................         17,737           15,335         15,335
  Mortgage-backed and asset-backed
     securities...............................         13,263           11,094         11,094
  Redeemable preferred stock..................          1,479              826            826
                                                      -------          -------        -------
     Total fixed maturity securities..........         39,601           34,846         34,846
                                                      -------          -------        -------
Trading Securities............................            251              232            232
                                                      -------          -------        -------
Equity Securities:
Common stock:
  Industrial, miscellaneous and all other.....            122              118            118
  Non-redeemable preferred stock..............            551              356            356
                                                      -------          -------        -------
  Total equity securities.....................            673              474            474
                                                      -------          -------        -------
Mortgage and consumer loans...................          4,447                           4,447
Policy loans..................................          1,192                           1,192
Real estate and real estate joint ventures....            608                             608
Other limited partnership interests...........          1,249                           1,249
Short-term investments........................          3,127                           3,127
Other invested assets.........................          2,297                           2,297
                                                      -------                         -------
     Total investments........................        $53,445                         $48,472
                                                      =======                         =======



--------

   (1) The Company's trading securities portfolio is mainly comprised of fixed maturity and equity securities. Cost or amortized cost for fixed maturity securities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or discounts; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                           DECEMBER 31, 2008 AND 2007
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2008           2007
                                                                -------        -------
CONDENSED BALANCE SHEETS
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $34,567 and $41,940,
     respectively)............................................  $30,172        $41,342
  Equity securities available-for-sale, at estimated fair
     value (cost: $662 and $906, respectively)................      467            868
  Trading securities, at estimated fair value (cost: $50 and
     $0, respectively)........................................       50             --
  Mortgage and consumer loans.................................    4,060          3,999
  Policy loans................................................    1,151            874
  Real estate and real estate joint ventures held-for-
     investment...............................................      367            341
  Other limited partnership interests.........................      947            897
  Short-term investments......................................    1,539            601
  Investment in subsidiaries..................................    3,411          2,603
  Other invested assets.......................................    2,136          1,432
                                                                -------        -------
       Total investments......................................   44,300         52,957
Cash and cash equivalents.....................................    4,753          1,252
Accrued investment income.....................................      421            579
Premiums and other receivables................................    5,501          4,956
Receivables from subsidiaries.................................      348            422
Deferred policy acquisition costs and value of business
  acquired....................................................    3,344          3,129
Current income tax recoverable................................       --             78
Deferred income tax assets....................................    2,272          1,145
Goodwill......................................................      885            885
Other assets..................................................      167            169
Separate account assets.......................................   17,375         30,025
                                                                -------        -------
     Total assets.............................................  $79,366        $95,597
                                                                =======        =======
LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES:
Future policy benefits........................................  $18,993        $19,131
Policyholder account balances.................................   28,283         28,306
Other policyholder funds......................................      415            401
Short-term debt...............................................      300             --
Long-term debt -- affiliated..................................      950            200
Current income tax payable....................................       64             --
Payables for collateral under securities loaned and other
  transactions................................................    6,983          9,543
Other liabilities.............................................    1,069            643
Separate account liabilities..................................   17,375         30,025
                                                                -------        -------
     Total liabilities........................................   74,432         88,249
                                                                -------        -------
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2008 and 2007, respectively....................       86             86
Additional paid-in capital....................................    6,719          6,719
  Retained earnings...........................................      965            892
Accumulated other comprehensive loss..........................   (2,836)          (349)
                                                                -------        -------
  Total stockholders' equity..................................    4,934          7,348
                                                                -------        -------
  Total liabilities and stockholders' equity..................  $79,366        $95,597
                                                                =======        =======




         See accompanying notes to the condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                             2008     2007     2006
                                                            ------   ------   ------
CONDENSED STATEMENTS OF INCOME
REVENUES
Premiums..................................................  $  110   $  177   $  219
Universal life and investment-type product policy fees....     741      841      864
Net investment income.....................................   2,226    2,588    2,528
Equity in earnings from subsidiaries......................     278      248       97
Other income..............................................      60       66       69
Net investment gains (losses).............................    (179)    (345)    (480)
                                                            ------   ------   ------
  Total revenues..........................................   3,236    3,575    3,297
                                                            ------   ------   ------
EXPENSES
Policyholder benefits and claims..........................     682      741      716
Interest credited to policyholder account balances........     896    1,057    1,080
Other expenses............................................   1,006      796      694
                                                            ------   ------   ------
     Total expenses.......................................   2,584    2,594    2,490
                                                            ------   ------   ------
Income from continuing operations before provision for
  income tax..............................................     652      981      807
Provision for income tax..................................      79      241      210
                                                            ------   ------   ------
Income from continuing operations.........................     573      740      597
Income from discontinued operations, net of income tax....      --        4       --
                                                            ------   ------   ------
Net income................................................  $  573   $  744   $  597
                                                            ======   ======   ======




         See accompanying notes to the condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                          2008       2007       2006
                                                        --------   --------   --------
CONDENSED STATEMENTS OF CASH FLOWS
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities.............  $    856   $  2,333   $  1,036
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities........................    18,221     19,995     25,341
     Equity securities................................       119        172        226
     Mortgage and consumer loans......................       458      1,103        922
     Real estate and real estate joint ventures.......        15        117        128
     Other limited partnership interests..............       181        423        561
  Purchases of:
     Fixed maturity securities........................   (11,263)   (17,608)   (21,884)
     Equity securities................................       (65)      (277)       (70)
     Mortgage and consumer loans......................      (560)    (1,996)    (1,951)
     Real estate and real estate joint ventures.......       (47)      (241)       (55)
     Other limited partnership interests..............      (340)      (325)      (312)
  Net change in short-term investments................      (934)      (320)       996
  Net change in other invested assets.................       (66)      (984)       (99)
  Net change in policy loans..........................      (277)         6          1
  Other, net..........................................        --          2         (1)
                                                        --------   --------   --------
Net cash provided by investing activities.............     5,442         67      3,803
                                                        --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.........................................     3,275      2,830      2,184
     Withdrawals......................................    (4,008)    (5,330)    (5,620)
  Net change in short-term debt.......................       300         --         --
  Long-term debt issued -- affiliated.................       750        200         --
  Debt issuance costs.................................        (8)        --         --
  Net change in payables for collateral under
     securities loaned and other transactions.........    (2,560)     1,288       (474)
  Financing element on certain derivative
     instruments......................................       (46)        33        (55)
  Dividends on common stock...........................      (500)      (690)      (917)
                                                        --------   --------   --------
Net cash (used in) financing activities...............    (2,797)    (1,669)    (4,882)
                                                        --------   --------   --------
Change in cash and cash equivalents...................     3,501        731        (43)
Cash and cash equivalents, beginning of year..........     1,252        521        564
                                                        --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR................  $  4,753   $  1,252   $    521
                                                        ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest.........................................  $     44   $      1   $     --
                                                        ========   ========   ========
     Income tax.......................................  $    (41)  $     79   $     88
                                                        ========   ========   ========
Non-cash transactions during the year:
  Contribution of equity securities to MetLife
     Foundation.......................................  $     --   $     12   $     --
                                                        ========   ========   ========
  Contribution of other intangible assets, net of
     income tax.......................................  $     --   $     --   $    162
                                                        ========   ========   ========
  Contribution of goodwill from MetLife...............  $     --   $     --   $     28
                                                        ========   ========   ========




         See accompanying notes to the condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

           NOTES TO THE CONDENSED FINANCIAL INFORMATION OF REGISTRANT

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut, a Connecticut corporation incorporated in 1863, and its subsidiaries, including MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On December 7, 2007, MetLife Life and Annuity Company of Connecticut ("MLAC"), a former subsidiary, was merged with and into MetLife Insurance Company of Connecticut, its parent. As a result of this merger, all financial data included in these financial statements includes the combined financial results of MLAC and MetLife Insurance Company of Connecticut.

  BASIS OF PRESENTATION

     The condensed financial information of MICC should be read in conjunction with the Consolidated Financial Statements of MICC and subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed nonconsolidated financial statements reflect the results of operations, financial position and cash flows for the parent company only. Investments in subsidiaries are accounted for using the equity method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock.

     The condensed unconsolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") except as stated previously which also requires management to make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed financial statements and accompanying notes. Actual results could differ materially from these estimates.

     For information on the following, refer to the indicated Notes to the Consolidated Financial Statements of MICC.:

     - Business, Basis of Presentation and Summary of Significant Accounting Policies (Note 1)

     - Contingencies, Commitments and Guarantees (Note 10)

     - Equity (Note 12)

2.  LONG-TERM AND SHORT-TERM DEBT

  LONG-TERM DEBT

     In April 2008, MICC issued a surplus note with a principal amount of $750 million and an interest rate of 8.595%, to Trust X, an affiliate.

     MetLife Credit Corporation, an affiliate, is the holder of a surplus note issued by MICC during the fourth quarter of 2007 in the amount of $200 million. The surplus note carries an interest rate of LIBOR plus 1.15%.

     Payments of interest and principal on these surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

    NOTES TO THE CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)

     The aggregate maturities of long-term debt at December 31, 2008 are $200 million in 2009 and $750 million in 2038.

     Interest expense, included in other expenses, was $59 million and $2 million for the years ended December 31, 2008 and 2007, respectively. There was no interest expense for the year ended December 31, 2006.

  SHORT-TERM DEBT

     At December 31, 2008, short-term debt was $300 million, which consisted of the liability for borrowings from the FHLB of Boston with original maturities of less than one year. At December 31, 2007, there was no short-term debt. During the year ended December 31, 2008, the weighted average interest rate on short-term debt was 2.75% and the average daily balance of short-term debt was $67 million. Short-term debt was outstanding during the year ended December 31, 2008 for an average of 81 days.

3.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     MetLife Insurance Company of Connecticut has entered into a master service agreement with Metropolitan Life Insurance Company, ("MLIC") who provides administrative, accounting, legal and similar services to MetLife Insurance Company of Connecticut. MLIC charged MetLife Insurance Company of Connecticut $110 million, $114 million and $78 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     MetLife Insurance Company of Connecticut entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of MetLife Insurance Company of Connecticut. MetLife Group charged MetLife Insurance Company of Connecticut $20 million, $27 million and $88 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     MetLife Insurance Company of Connecticut has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on MetLife Insurance Company of Connecticut's behalf, insurance products through authorized retailers. MetLife Insurance Company of Connecticut agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged MetLife Insurance Company of Connecticut $10 million, $12 million and $23 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     MetLife Insurance Company of Connecticut has entered into a distribution agreement with MetLife Investors Distribution Company ("MDC"), in which MDC agrees to sell, on MetLife Insurance Company of Connecticut's behalf, insurance products through authorized retailers. MetLife Insurance Company of Connecticut agrees to compensate MDC for the sale and servicing of such insurance products in accordance with the terms of the agreement. MDC charged MetLife Insurance Company of Connecticut $135 million, $138 million and $13 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, MetLife Insurance Company of Connecticut has entered into service agreements with MDC, in which MetLife Insurance Company of Connecticut agrees to provide certain administrative services to MDC. MDC agrees to compensate MetLife Insurance Company of Connecticut for the administrative services provided in accordance with the terms of the agreements. MetLife Insurance Company of Connecticut received fee revenue of $33 million, $25 million and $5 million, included in other revenues, for the years ended December 31, 2008, 2007 and 2006, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

    NOTES TO THE CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)

     MetLife Insurance Company of Connecticut has entered into an investment service agreement with several affiliates ("Advisors"), in which the Advisors provide investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by MetLife Insurance Company of Connecticut. Per the agreement, the net profit or loss of the Advisors is allocated to MetLife Insurance Company of Connecticut resulting in revenue of $31 million, $29 million and $15 million included in universal life and investment-type product policy fees, for the years ended December 31, 2008, 2007 and 2006, respectively.

     See Note 2 of the Notes to the Consolidated Financial Statements of MetLife Insurance Company of Connecticut for expenses related to investment advice under these agreements, recorded in net investment income.

     MetLife Insurance Company of Connecticut had net payables to affiliates of $8 million and $46 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note 6 of the Notes to the Consolidated Financial Statements of MetLife Insurance Company of Connecticut.

4.  SUBSEQUENT EVENT

     On February 18, 2009, MetLife Insurance Company of Connecticut contributed $25 million to MLI-USA.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                        DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                             DAC       FUTURE POLICY     POLICYHOLDER
                                             AND    BENEFITS AND OTHER      ACCOUNT       UNEARNED
SEGMENT                                     VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE (1)
-------                                    ------   ------------------   ------------   -----------
2008
Individual...............................  $5,425         $ 4,713           $24,433         $545
Institutional............................       8          12,551            12,556           --
Corporate & Other........................       7           5,034               186            3
                                           ------         -------           -------         ----
                                           $5,440         $22,298           $37,175         $548
                                           ======         =======           =======         ====
2007
Individual...............................  $4,930         $ 4,022           $20,100         $342
Institutional............................      16          12,570            13,543           --
Corporate & Other........................       2           4,761               172            1
                                           ------         -------           -------         ----
                                           $4,948         $21,353           $33,815         $343
                                           ======         =======           =======         ====
2006
Individual...............................  $4,946         $ 3,769           $20,660         $260
Institutional............................     165          12,895            14,496            3
Corporate & Other........................      --           4,503               (57)          --
                                           ------         -------           -------         ----
                                           $5,111         $21,167           $35,099         $263
                                           ======         =======           =======         ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                           SCHEDULE III -- (CONTINUED)

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                        DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                          AMORTIZATION OF
                               PREMIUM         NET        POLICYHOLDER      DAC AND VOBA       OTHER
                             REVENUE AND   INVESTMENT     BENEFITS AND       CHARGED TO      OPERATING   PREMIUMS WRITTEN
SEGMENT                    POLICY CHARGES    INCOME    INTEREST CREDITED   OTHER EXPENSES  EXPENSES (1)  (EXCLUDING LIFE)
-------                    --------------  ----------  -----------------  ---------------  ------------  ----------------
2008
Individual...............      $1,534        $1,097          $1,269            $1,148          $632             $--
Institutional............         464         1,343           1,299                13            33               5
Corporate & Other........          14            54               8                 2           105              12
                               ------        ------          ------            ------          ----             ---
                               $2,012        $2,494          $2,576            $1,163          $770             $17
                               ======        ======          ======            ======          ====             ===
2007
Individual...............      $1,665        $1,090          $1,140            $  717          $612             $--
Institutional............          73         1,510           1,104                23            27               7
Corporate & Other........          26           293              33                --            67              25
                               ------        ------          ------            ------          ----             ---
                               $1,764        $2,893          $2,277            $  740          $706             $32
                               ======        ======          ======            ======          ====             ===
2006
Individual...............      $1,462        $  985          $  984            $  481          $564             $--
Institutional............          89         1,449           1,097                 6            10               9
Corporate & Other........          25           405              27                 1           111              25
                               ------        ------          ------            ------          ----             ---
                               $1,576        $2,839          $2,108            $  488          $685             $34
                               ======        ======          ======            ======          ====             ===



--------

   (1) Includes other expenses excluding amortization of DAC and VOBA charged to other expenses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
                        DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                                       % AMOUNT
                                                                                        ASSUMED
                                      GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                      ------------   --------   -------   ----------   --------
2008
Life insurance in-force.............    $226,418     $191,146    $8,800     $44,072      20.0%
                                        ========     ========    ======     =======
Insurance premium
Life insurance......................    $    779     $    181    $   15     $   613       2.4%
Accident and health.................         263          242        --          21        --%
                                        --------     --------    ------     -------
  Total insurance premium...........    $  1,042     $    423    $   15     $   634       2.4%
                                        ========     ========    ======     =======




                                                                                       % AMOUNT
                                                                                        ASSUMED
                                      GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                      ------------   --------   -------   ----------   --------
2007
Life insurance in-force.............    $189,630     $152,943   $13,934     $50,621      27.5%
                                        ========     ========   =======     =======
Insurance premium
Life insurance......................    $    384     $     82   $    17     $   319       5.3%
Accident and health.................         270          236        --          34        --%
                                        --------     --------   -------     -------
  Total insurance premium...........    $    654     $    318   $    17     $   353       4.8%
                                        ========     ========   =======     =======




                                                                                       % AMOUNT
                                                                                        ASSUMED
                                      GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                      ------------   --------   -------   ----------   --------
2006
Life insurance in-force.............    $153,390     $119,281   $14,374     $48,483      29.6%
                                        ========     ========   =======     =======
Insurance premium
Life insurance......................    $    323     $     72   $    21     $   272       7.7%
Accident and health.................         276          240        --          36        --%
                                        --------     --------   -------     -------
  Total insurance premium...........    $    599     $    312   $    21     $   308       6.8%
                                        ========     ========   =======     =======



     For the year ended December 31, 2008, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $77,679 million and $8,800 million, respectively, and life insurance premiums of $125 million and $15 million, respectively. For the year ended December 31, 2007, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $48,852 million and $13,934 million, respectively, and life insurance premiums of $32 million and $17 million, respectively. For the year ended December 31, 2006, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $24,005 million and $14,374 million, respectively, and life insurance premiums $21 million and $21 million, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  ONE CITYPLACE

                        HARTFORD, CONNECTICUT 06103-3415

MIC-Book-49-50-51-79-92-98                                              May 2009